PART B

STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL BENEFIT VARIABLE UNIVERSAL LIFE II

dated May 1, 2010

The Statement of Additional Information provides information about the Principal Benefit Variable Universal Life II Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.

This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy’s Prospectus dated May 1, 2010. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:

Principal Benefit Variable Universal Life II
Principal Financial Group
Des Moines, Iowa 50306-9296
Telephone: 1-800-247-9988

2 Principal Benefit Variable Universal Life II
1-800-247-9988

GENERAL INFORMATION AND HISTORY

The Company
Principal Life Insurance Company (the “Company”) is the issuer of the Principal Benefit Variable Universal Life II
Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal
Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the
United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial
Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named
Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life
Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life
Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

Principal Life Insurance Company Variable Life Separate Account
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the Securities Exchange Commission. This registration does not involve Securities Exchange
Commission supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Des Moines, Iowa, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.

UNDERWRITERS

The principal underwriter of the Policy is Princor Financial Services Corporation (“Princor”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal
Financial Group, 680 8th Street, Des Moines, Iowa 50392-0200. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the Financial
Industry Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so.

The Policy’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the
Policy. For the last three fiscal years Princor has received and retained the following commissions:

2009	2008	2007
received/retained	received/retained	received/retained
$300,922/$0	N/A	N/A

UNDERWRITING PROCEDURES

Guaranteed maximum cost of insurance rates are based on 2001 CSO Mortality Unismoke Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender.

Principal Benefit Variable Universal Life II	GENERAL INFORMATION AND HISTORY	3
www.principal.com

PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.

The Policy was not offered prior to October 3, 2008. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division’s “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2009, the 7-day annualized and effective yields were 0.00% and 0.00%, respectively.

In addition, the Separate Account advertises the “yield” for certain other divisions. The “yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.

The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges (if any), transfer fees (if any), transaction fees (if any) cost of insurance charge, asset based charge, monthly policy issue charge (if any), monthly administrative charge (if any), policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, risk classification, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy’s value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy’s performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

4 PERFORMANCE DATA	Principal Benefit Variable Universal Life II
1-800-247-9988

Following are the hypothetical average annual total returns for the periods ended December 31, 2009 assuming the
Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

	Effective	One	Five	Ten	Since
Division	Date	Year	Years	Years	Inception
AIM V.I. Capital Appreciation	May 5, 1993	20.72%	-2.28%	-4.51%	5.43%
AIM V.I. Core Equity	May 2, 1994	27.98%	3.31%	-1.26%	7.37%
AIM V.I. Dynamics	August 25, 1997	42.44%	1.30%	-2.79%	3.04%
AIM V.I. Global Health Care	May 22, 1997	27.67%	3.02%	3.23%	6.73%
AIM V.I. International Growth	May 5, 1993	35.24%	6.94%	0.61%	7.53%
AIM V.I. Small Cap Equity	August 29, 2003	21.29%	1.84%		5.04%
AllianceBernstein Global Thematic Growth	January 11, 1996	53.49%	1.84%	-5.48%	4.80%
AllianceBernstein International Growth	September 23, 1994	39.58%	5.30%	3.48%	8.84%
AllianceBernstein International Value	May 10, 2001	34.68%	1.10%		6.94%
AllianceBernstein Small Cap Growth	August 5, 1996	41.76%	0.51%	-0.49%	1.64%
AllianceBernstein Small/Mid Cap Value	May 2, 2001	42.86%	2.75%		8.47%
American Century VP Income & Growth	October 30, 1997	17.77%	-1.35%	-1.09%	3.08%
American Century VP International	May 2, 1994	33.63%	4.14%	-1.99%	5.48%
American Century VP Mid Cap Value	October 29, 2004	29.80%	4.67%		6.90%
American Century VP Value	May 1, 1996	19.72%	0.61%	5.83%	7.22%
American Century VP Vista	April 29, 2005	22.41%			2.05%
Bond & Mortgage Securities	December 18, 1987	20.91%	2.15%	4.55%	6.64%
Calvert Income	April 25, 2002	20.78%	4.07%		5.87%
Diversified International	May 2, 1994	28.15%	4.85%	1.69%	6.12%
Dreyfus IP Core Value	May 1, 1998	17.96%	-0.19%	1.76%	2.57%
Dreyfus Socially Responsible Growth	October 7, 1993	33.44%	1.11%	-3.72%	6.14%
Dreyfus VIF Appreciation	April 5, 1993	22.23%	2.12%	0.48%	7.94%
DWS Dreman Small Mid Cap Value	May 1, 1996	29.28%	3.78%	8.71%	7.19%
Fidelity VIP Contrafund	January 3, 1995	35.47%	3.43%	2.57%	10.33%
Fidelity VIP Equity-Income	November 3, 1986	29.88%	-0.97%	1.65%	8.25%
Fidelity VIP High Income	October 1, 1985	43.46%	4.58%	1.98%	4.39%
Fidelity VIP Mid Cap	December 28, 1998	39.75%	5.25%	9.92%	13.31%
Franklin Income Securities	January 24, 1989	35.59%	3.52%	7.87%	8.95%
Franklin Mutual Global Discovery Securities	November 8, 1996	23.31%	7.09%	7.95%	8.91%
Franklin Mutual Shares Securities	November 8, 1996	26.05%	1.43%	4.93%	6.33%
Franklin Rising Dividends Securities	January 27, 1992	17.34%	0.17%	6.52%	7.96%
Franklin Small Cap Value Securities	May 1, 1998	29.16%	1.45%	8.53%	5.12%
Franklin Strategic Income Securities	July 1, 1999	25.75%	5.36%	6.95%	6.87%
Franklin US Government Fund	January 6, 1999	3.09%	4.72%	5.75%	5.12%
Government & High Quality Bond	April 9, 1987	5.29%	2.93%	4.74%	6.56%
International Emerging Markets	October 24, 2000	69.25%	15.06%		13.83%
International SmallCap	May 1, 1998	34.55%	4.23%	3.65%	8.12%
Janus Aspen Balanced	December 31, 1999	25.58%	6.68%	4.07%	4.07%
Janus Aspen Enterprise	September 13, 1993	44.44%	4.62%	-4.94%	8.55%
Janus Aspen Flexible Bond	December 31, 1999	12.98%	6.16%	6.43%	6.43%
Janus Aspen Forty	May 1, 1997	46.01%	6.41%	0.28%	10.13%
Janus Aspen Worldwide	December 31, 1999	37.40%	0.64%	-4.29%	-4.29%
LargeCap Blend II	May 1, 2002	29.67%	1.01%		2.56%
LargeCap Growth	May 2, 1994	27.01%	1.85%	-3.24%	4.26%
LargeCap Growth I	June 1, 1994	52.71%	2.37%	-1.71%	8.29%
LargeCap S&P 500 Index	May 3, 1999	26.31%	0.17%	-1.27%	-0.40%
LargeCap Value	May 13, 1970	16.30%	-0.71%	0.99%	10.37%
LargeCap Value III	May 1, 2002	19.80%	-2.63%		1.10%
MFS VIT Global Equity	May 3, 1999	31.80%	4.57%	3.44%	5.31%
MFS VIT Growth	July 24, 1995	37.33%	3.97%	-4.55%	6.53%
MFS VIT New Discovery	May 1, 1998	62.92%	3.63%	0.69%	5.65%
MFS VIT Research International	April 28, 2005	30.57%			4.57%
MFS VIT Total Return	January 3, 1995	17.72%	1.71%	4.40%	7.94%
MFS VIT Utilities	January 3, 1995	32.87%	9.98%	5.86%	12.32%
MFS VIT Value	January 2, 2002	22.45%	2.60%		4.33%

Principal Benefit Variable Universal Life II	PERFORMANCE DATA	5
www.principal.com

	Effective	One	Five	Ten	Since
Division	Date	Year	Years	Years	Inception
MidCap Blend	December 18, 1987	33.76%	3.83%	6.63%	11.91%
MidCap Growth I	May 1, 1998	35.15%	1.90%	1.35%	1.74%
MidCap Value II	May 3, 1999	34.13%	-1.39%	6.02%	6.60%
Money Market	March 18, 1983	0.22%	2.98%	2.78%	4.90%
Mortgage Securities	May 6, 1993	6.47%	4.88%	5.65%	5.46%
Neuberger Berman AMT Guardian	November 3, 1997	29.69%	1.44%	1.83%	5.46%
Neuberger Berman AMT Partners	March 22, 1994	56.07%	1.48%	2.53%	7.77%
Neuberger Berman AMT Small-Cap Growth	July 11, 2002	22.75%	-4.15%		1.56%
Oppenheimer Main Street Small Cap	July 16, 2001	36.88%	0.01%		4.96%
PIMCO VIT High Yield Portfolio	April 30, 1998	39.64%	4.66%	5.41%	5.05%
PIMCO VIT Real Return	September 30, 1999	18.25%	4.57%	8.12%	7.91%
PIMCO VIT Short-Term Portfolio	September 30, 1999	7.69%	3.70%	3.77%	3.81%
PIMCO VIT Total Return	December 31, 1997	13.79%	6.65%	7.06%	6.53%
Principal LifeTime 2010	August 30, 2004	25.07%	1.25%		2.87%
Principal LifeTime 2020	August 30, 2004	27.49%	1.60%		3.43%
Principal LifeTime 2030	August 30, 2004	28.22%	1.15%		3.00%
Principal LifeTime 2040	August 30, 2004	29.55%	1.06%		3.12%
Principal LifeTime 2050	August 30, 2004	30.04%	0.98%		3.04%
Principal LifeTime Strategic Income	August 30, 2004	18.95%	1.36%		2.69%
Real Estate Securities	May 1, 1998	28.92%	2.43%	12.45%	9.51%
SAM Balanced Portfolio	June 3, 1997	23.84%	3.10%	3.75%	6.71%
SAM Conservative Balanced Portfolio	April 23, 1998	21.15%	3.68%	4.78%	4.62%
SAM Conservative Growth Portfolio	June 3, 1997	25.70%	1.99%	2.35%	6.51%
SAM Flexible Income Portfolio	September 9, 1997	19.95%	3.93%	5.18%	6.03%
SAM Strategic Growth Portfolio	June 3, 1997	27.45%	1.26%	1.38%	6.81%
Short-Term Bond	May 1, 2003	10.22%	1.30%		1.29%
Short-Term Income	January 12, 1994	9.94%	3.98%	4.98%	4.70%
SmallCap Blend	May 1, 1998	22.18%	-1.06%	0.22%	1.33%
SmallCap Growth II	May 1, 1998	31.74%	-1.10%	-6.96%	-0.18%
SmallCap Value I	May 1, 1998	16.20%	-2.01%	7.22%	6.44%
Summit EAFE International Index	November 12, 2002	27.51%	2.53%		8.25%
Summit Russell 2000 Small Cap Index	April 27, 2000	25.97%	-0.51%		2.82%
Templeton Developing Markets Securities	March 4, 1996	72.59%	11.40%	7.40%	3.67%
Templeton Foreign Securities	May 1, 1992	37.04%	4.77%	2.82%	8.05%
Templeton Global Bond Securities	January 24, 1989	18.68%	8.87%	10.73%	8.34%
Van Eck Worldwide Hard Assets	September 1, 1989	57.54%	18.50%	15.08%	9.20%
Vanguard VIF MidCap Index	February 9, 1999	40.37%	2.36%	6.15%	7.82%

FINANCIAL STATEMENTS

6 FINANCIAL STATEMENTS	Principal Benefit Variable Universal Life II
1-800-247-9988

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Variable Life Separate Account (“Separate Account”), comprised of the divisions described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of the Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the fund companies or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Variable Life Separate Account at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 22, 2010

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2009

	AIM V.I.	AIM V.I.
	Capital	Capital
	Appreciation	Appreciation
	Series I	Series II
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 2,411,539	$ 910,342

Liabilities	–	–
Net assets	$ 2,411,539	$ 910,342

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 198,500	$ –
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	1,048,180	–
Executive Variable Universal Life II	–	395,670
Flex Variable Life	–	–
PrinFlex Life®	710,105	–
Survivorship Variable Universal Life	168,444	–
Variable Universal Life Accumulator	286,310	–
Variable Universal Life Accumulator II	–	348,504
Variable Universal Life Income	–	154,057
Variable Universal Life Income II	–	12,111
Total net assets	$ 2,411,539	$ 910,342

Investments in shares of mutual funds, at cost	$ 2,597,732	$ 954,356
Shares of mutual fund owned	118,620	45,517
Accumulation units outstanding:
Benefit Variable Universal Life	25,553	–
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	134,930	–
Executive Variable Universal Life II	–	51,404
Flex Variable Life	–	–
PrinFlex Life®	91,412	–
Survivorship Variable Universal Life	21,683	–
Variable Universal Life Accumulator	36,857	–
Variable Universal Life Accumulator II	–	45,277
Variable Universal Life Income	–	20,015
Variable Universal Life Income II	–	1,573

Accumulation unit value:
Benefit Variable Universal Life	$ 7.77	$ –
Benefit Variable Universal Life II	–	7.70
Executive Variable Universal Life	7.77	–
Executive Variable Universal Life II	–	7.70
Flex Variable Life	7.56	–
PrinFlex Life®	7.77	–
Survivorship Variable Universal Life	7.77	–
Variable Universal Life Accumulator	7.77	–
Variable Universal Life Accumulator II	–	7.70
Variable Universal Life Income	–	7.70
Variable Universal Life Income II	–	7.70

See accompanying notes.

			AIM V.I.	AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	AIM V.I.	Global	International	Mid Cap	Small Cap
Core Equity	Core Equity	Dynamics	Health Care	Growth	Core Equity	Equity
Series I	Series II	Series I	Series I	Series I	Series II	Series I
Division	Division	Division	Division	Division	Division	Division

$ 7,608,684	$ 5,877,336	$ 1,903,534	$ 7,205,126	$ 7,166,134	$ 462,042	$ 4,873,329

–	–	–	–	–	–	–
$ 7,608,684	$ 5,877,336	$ 1,903,534	$ 7,205,126	$ 7,166,134	$ 462,042	$ 4,873,329

$ 216,722	$ –	$ 129,956	$ 492,233	$ 1,168,302	$ 32,858	$ 618,014
–	8,664	–	359	38,329	–	716
2,904,823	–	1,207,153	1,915,417	5,610,909	429,184	3,102,844
–	735,269	21,411	7,111	348,594	–	85,926
24,784	–	3,277	11,599	–	–	5,378
2,708,299	–	410,014	2,138,084	–	–	799,763
484,726	–	28,172	355,327	–	–	47,439
1,269,330	–	103,551	795,179	–	–	213,249
–	2,732,158	–	1,044,521	–	–	–
–	2,304,489	–	408,019	–	–	–
–	96,756	–	37,277	–	–	–
$ 7,608,684	$ 5,877,336	$ 1,903,534	$ 7,205,126	$ 7,166,134	$ 462,042	$ 4,873,329

$ 7,197,606	$ 5,858,594	$ 1,810,403	$ 7,337,802	$ 6,767,222	$ 355,504	$ 4,616,547
305,324	237,468	133,769	454,009	275,515	42,663	378,952

18,960	–	14,229	41,009	64,253	2,884	75,489
–	523	–	30	2,108	–	84
254,127	–	132,168	159,588	308,580	37,669	379,006
–	44,368	2,344	592	19,171	–	10,032
2,313	–	383	1,031	–	–	670
236,934	–	44,891	178,140	–	–	97,689
42,406	–	3,084	29,605	–	–	5,795
111,048	–	11,338	66,252	–	–	26,059
–	164,861	–	87,027	–	–	–
–	139,056	–	33,995	–	–	–
–	5,838	–	3,106	–	–	–

$ 11.43	$ –	$ 9.13	$ 12.00	$ 18.18	$ 11.39	$ 8.19
–	16.57	9.13	12.00	18.18	–	8.57
11.43	–	9.13	12.00	18.18	11.39	8.19
–	16.57	9.13	12.00	18.18	–	8.57
10.71	–	8.56	11.25	–	–	8.02
11.43	–	9.13	12.00	–	–	8.19
11.43	–	9.13	12.00	–	–	8.19
11.43	–	9.13	12.00	–	–	8.19
–	16.57	–	12.00	–	–	–
–	16.57	–	12.00	–	–	–
–	16.57	–	12.00	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

		AllianceBernstein
	AIM V.I.	Global Thematic
	Technology	Growth
	Series I	Class A
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 3,675,167	$ 2,853

Liabilities	–	–
Net assets	$ 3,675,167	$ 2,853

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 317,392	$ –
Benefit Variable Universal Life II	–	356
Executive Variable Universal Life	1,971,931	–
Executive Variable Universal Life II	–	2,497
Flex Variable Life	43,685	–
PrinFlex Life®	989,169	–
Survivorship Variable Universal Life	73,757	–
Variable Universal Life Accumulator	279,233	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 3,675,167	$ 2,853

Investments in shares of mutual funds, at cost	$ 3,098,774	$ 2,427
Shares of mutual fund owned	278,633	171
Accumulation units outstanding:
Benefit Variable Universal Life	51,903	–
Benefit Variable Universal Life II	–	36
Executive Variable Universal Life	322,477	–
Executive Variable Universal Life II	–	254
Flex Variable Life	7,622	–
PrinFlex Life®	161,761	–
Survivorship Variable Universal Life	12,062	–
Variable Universal Life Accumulator	45,665	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 6.11	$ –
Benefit Variable Universal Life II	–	9.85
Executive Variable Universal Life	6.11	–
Executive Variable Universal Life II	–	9.85
Flex Variable Life	5.73	–
PrinFlex Life®	6.11	–
Survivorship Variable Universal Life	6.11	–
Variable Universal Life Accumulator	6.11	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

				American	American
AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	Century VP	Century VP	American
International	International	Small Cap	Small/Mid Cap	Income &	Income &	Century VP
Growth	Value	Growth	Value	Growth	Growth	International
Class A	Class A	Class A	Class A	Class I	Class II	Class II
Division	Division	Division	Division	Division	Division	Division

$ 70,295	$ 297,236	$ 44,416	$ 9,225	$ 2,757,100	$ 1,994,880	$ 332,334

–	–	–	–	–	–	–
$ 70,295	$ 297,236	$ 44,416	$ 9,225	$ 2,757,100	$ 1,994,880	$ 332,334

$ –	$ 18,272	$ –	$ –	$ –	$ 97,990	$ 41,266
763	6,202	3,854	–	–	–	–
–	235,596	–	–	–	743,590	291,068
69,532	16,206	–	–	–	465	–
–	–	–	–	15,886	–	–
–	–	–	–	1,804,814	–	–
–	–	–	–	190,320	–	–
–	–	–	–	746,080	–	–
–	–	–	–	–	556,140	–
–	–	–	–	–	548,926	–
–	20,960	40,562	9,225	–	47,769	–
$ 70,295	$ 297,236	$ 44,416	$ 9,225	$ 2,757,100	$ 1,994,880	$ 332,334

$ 66,107	$ 289,535	$ 35,926	$ 8,253	$ 3,268,171	$ 2,194,328	$ 306,988
4,219	20,220	3,717	688	512,472	370,796	43,049

–	2,871	–	–	–	8,848	2,968
93	975	496	–	–	–	–
–	37,023	–	–	–	67,145	20,935
8,432	2,547	–	–	–	42	–
–	–	–	–	1,683	–	–
–	–	–	–	179,227	–	–
–	–	–	–	18,900	–	–
–	–	–	–	74,089	–	–
–	–	–	–	–	50,218	–
–	–	–	–	–	49,567	–
–	3,294	5,220	1,005	–	4,313	–

$ –	$ 6.36	$ –	$ –	$ –	$ 11.07	$ 13.90
8.25	6.36	7.77	9.18	–	11.07	13.90
–	6.36	–	–	–	11.07	13.90
8.25	6.36	7.77	9.18	–	11.07	13.90
–	–	–	–	9.44	–	–
–	–	–	–	10.07	–	–
–	–	–	–	10.07	–	–
–	–	–	–	10.07	–	–
–	–	–	–	–	11.07	–
–	–	–	–	–	11.07	–
–	6.36	7.77	9.18	–	11.07	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	American
	Century VP	American
	MidCap Value	Century VP
	Class II	Ultra Class I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 4,068,513	$ 1,477,027

Liabilities	–	–
Net assets	$ 4,068,513	$ 1,477,027

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 260,347	$ –
Benefit Variable Universal Life II	11,836	–
Executive Variable Universal Life	3,623,951	–
Executive Variable Universal Life II	172,379	–
Flex Variable Life	–	13,770
PrinFlex Life®	–	730,881
Survivorship Variable Universal Life	–	180,963
Variable Universal Life Accumulator	–	551,413
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 4,068,513	$ 1,477,027

Investments in shares of mutual funds, at cost	$ 3,438,888	$ 1,549,779
Shares of mutual fund owned	335,409	181,900
Accumulation units outstanding:
Benefit Variable Universal Life	22,116	–
Benefit Variable Universal Life II	1,005	–
Executive Variable Universal Life	307,853	–
Executive Variable Universal Life II	14,644	–
Flex Variable Life	–	1,590
PrinFlex Life®	–	79,098
Survivorship Variable Universal Life	–	19,584
Variable Universal Life Accumulator	–	59,673
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 11.77	$ –
Benefit Variable Universal Life II	11.77	–
Executive Variable Universal Life	11.77	–
Executive Variable Universal Life II	11.77	–
Flex Variable Life	–	8.66
PrinFlex Life®	–	9.24
Survivorship Variable Universal Life	–	9.24
Variable Universal Life Accumulator	–	9.24
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

American	American	American			Bond &	Calvert
Century VP	Century VP	Century VP	Asset		Mortgage	Income
Ultra Class II	Value Class II	Vista Class II	Allocation	Balanced	Securities	Initial Shares
Division	Division	Division	Division	Division	Division	Division

$ 2,182,538	$ 9,964,717	$ 424,369	$ 13,700,091	$ 14,078,377	$ 44,713,944	$ 43,818

–	–	–	–	–	–	–
$ 2,182,538	$ 9,964,717	$ 424,369	$ 13,700,091	$ 14,078,377	$ 44,713,944	$ 43,818

$ 175,858	$ 880,607	$ 143,595	$ –	$ –	$ 2,359,315	$ –
–	8,797	282	–	–	42,931	3,549
1,086,616	3,055,482	272,070	–	–	14,577,501	–
–	636,970	–	–	–	137,793	–
–	11,625	–	101,178	2,102,480	1,675,039	–
–	1,794,120	–	10,161,369	9,081,393	13,089,480	–
–	549,144	–	950,924	504,040	1,499,012	–
–	578,226	–	1,028,394	976,499	2,891,898	–
691,627	1,421,162	–	1,048,723	913,941	5,295,395	–
228,437	912,360	–	409,503	500,024	3,035,912	–
–	116,224	8,422	–	–	109,668	40,269
$ 2,182,538	$ 9,964,717	$ 424,369	$ 13,700,091	$ 14,078,377	$ 44,713,944	$ 43,818

$ 2,176,509	$ 11,657,365	$ 379,993	$ 14,330,772	$ 15,842,147	$ 48,596,104	$ 43,177
271,460	1,883,690	32,370	1,183,082	1,141,799	4,453,580	2,856

17,205	68,550	14,900	–	–	131,342	–
–	685	29	–	–	2,390	329
106,311	237,853	28,232	–	–	811,522	–
–	49,585	–	–	–	7,671	–
–	958	–	8,191	67,744	50,053	–
–	139,663	–	506,826	617,864	728,685	–
–	42,748	–	64,119	45,668	95,834	–
–	45,013	–	51,316	66,437	160,991	–
67,667	110,631	–	52,305	62,181	294,792	–
22,349	71,023	–	20,425	34,019	169,008	–
–	9,047	874	–	–	6,105	3,738

$ 10.22	$ 12.85	$ 9.64	$ –	$ –	$ 17.96	$ –
–	12.85	9.64	–	–	17.96	10.77
10.22	12.85	9.64	–	–	17.96	–
–	12.85	9.64	–	–	17.96	10.77
–	12.13	–	12.35	31.04	33.46	–
–	12.85	–	20.05	14.70	17.96	–
–	12.85	–	14.83	11.04	15.64	–
–	12.85	–	20.05	14.70	17.96	–
10.22	12.85	–	20.05	14.70	17.96	–
10.22	12.85	–	20.05	14.70	17.96	–
–	12.85	9.64	–	–	17.96	10.77

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

		Dreyfus IP
	Diversified	Core Value
	International	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 84,234,130	$ 445,449

Liabilities	–	–
Net assets	$ 84,234,130	$ 445,449

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 2,388,388	$ 36,898
Benefit Variable Universal Life II	40,799	–
Executive Variable Universal Life	21,174,438	407,345
Executive Variable Universal Life II	596,166	1,206
Flex Variable Life	102,074	–
PrinFlex Life®	28,880,749	–
Survivorship Variable Universal Life	2,703,093	–
Variable Universal Life Accumulator	13,858,313	–
Variable Universal Life Accumulator II	7,568,025	–
Variable Universal Life Income	6,617,533	–
Variable Universal Life Income II	304,552	–
Total net assets	$ 84,234,130	$ 445,449

Investments in shares of mutual funds, at cost	$ 106,609,070	$ 532,943
Shares of mutual fund owned	7,494,140	37,846
Accumulation units outstanding:
Benefit Variable Universal Life	133,055	3,318
Benefit Variable Universal Life II	2,273	–
Executive Variable Universal Life	1,179,612	36,629
Executive Variable Universal Life II	33,212	108
Flex Variable Life	7,499	–
PrinFlex Life®	1,608,925	–
Survivorship Variable Universal Life	197,614	–
Variable Universal Life Accumulator	772,036	–
Variable Universal Life Accumulator II	421,609	–
Variable Universal Life Income	368,658	–
Variable Universal Life Income II	16,966	–

Accumulation unit value:
Benefit Variable Universal Life	$ 17.95	$ 11.12
Benefit Variable Universal Life II	17.95	11.12
Executive Variable Universal Life	17.95	11.12
Executive Variable Universal Life II	17.95	11.12
Flex Variable Life	13.61	–
PrinFlex Life®	17.95	–
Survivorship Variable Universal Life	13.68	–
Variable Universal Life Accumulator	17.95	–
Variable Universal Life Accumulator II	17.95	–
Variable Universal Life Income	17.95	–
Variable Universal Life Income II	17.95	–

See accompanying notes.

Dreyfus
Socially		Dreyfus VIF
Responsible	Dreyfus VIF	Developing	Dreyfus VIF	DWS Dreman		Fidelity VIP
Growth	Appreciation	Leaders	Quality Bond	Small Mid Cap	Equity	Equity-Income
Service Shares	Service Shares	Service Shares	Service Shares	Value Class B	Income	Initial Class
Division	Division	Division	Division	Division	Division	Division

$ 109,197	$ 1,219,174	$ 2,616,547	$ 2,102,331	$ 758,480	$ 6,644,519	$ 20,393,485

–	–	–	–	–	–	–
$ 109,197	$ 1,219,174	$ 2,616,547	$ 2,102,331	$ 758,480	$ 6,644,519	$ 20,393,485

$ 56,632	$ 284,341	$ 150,097	$ 307,124	$ 57,778	$ –	$ –
–	3,294	–	–	13,526	–	–
52,565	901,714	120,827	1,795,207	165,617	–	–
–	29,825	–	–	488,774	–	–
–	–	–	–	–	37,279	98,130
–	–	–	–	–	3,649,525	16,467,648
–	–	–	–	–	607,271	1,875,869
–	–	–	–	–	392,660	1,951,838
–	–	1,379,054	–	–	1,063,404	–
–	–	966,569	–	–	894,380	–
–	–	–	–	32,785	–	–
$ 109,197	$ 1,219,174	$ 2,616,547	$ 2,102,331	$ 758,480	$ 6,644,519	$ 20,393,485

$ 95,670	$ 1,283,168	$ 3,513,432	$ 2,014,175	$ 684,615	$ 8,285,796	$ 26,704,621
4,184	39,064	112,588	190,601	75,621	505,287	1,213,176

5,406	24,513	17,830	22,293	5,980	–	–
–	284	–	–	1,400	–	–
5,018	77,736	14,350	130,316	17,141	–	–
–	2,571	–	–	50,586	–	–
–	–	–	–	–	4,577	9,804
–	–	–	–	–	438,130	942,813
–	–	–	–	–	72,900	160,756
–	–	–	–	–	47,118	111,745
–	–	163,810	–	–	127,657	–
–	–	114,813	–	–	107,368	–
–	–	–	–	3,393	–	–

$ 10.48	$ 11.60	$ 8.42	$ 13.78	$ 9.66	$ –	$ –
10.48	11.60	–	–	9.66	–	–
10.48	11.60	8.42	13.78	9.66	–	–
10.48	11.60	–	–	9.66	–	–
–	–	–	–	–	8.14	10.01
–	–	–	–	–	8.33	17.47
–	–	–	–	–	8.33	11.67
–	–	–	–	–	8.33	17.47
–	–	8.42	–	–	8.33	–
–	–	8.42	–	–	8.33	–
–	–	–	–	9.66	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 15,108,950	$ 8,286,529

Liabilities	–	–
Net assets	$ 15,108,950	$ 8,286,529

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 1,368,760	$ 832,316
Benefit Variable Universal Life II	4,196	–
Executive Variable Universal Life	7,067,324	3,264,486
Executive Variable Universal Life II	25,116	–
Flex Variable Life	–	8,341
PrinFlex Life®	–	1,201,731
Survivorship Variable Universal Life	–	191,569
Variable Universal Life Accumulator	–	648,239
Variable Universal Life Accumulator II	4,029,449	1,135,350
Variable Universal Life Income	2,512,728	1,004,497
Variable Universal Life Income II	101,377	–
Total net assets	$ 15,108,950	$ 8,286,529

Investments in shares of mutual funds, at cost	$ 17,507,991	$ 8,587,023
Shares of mutual fund owned	911,826	278,539
Accumulation units outstanding:
Benefit Variable Universal Life	123,095	85,466
Benefit Variable Universal Life II	377	–
Executive Variable Universal Life	635,612	335,213
Executive Variable Universal Life II	2,259	–
Flex Variable Life	–	907
PrinFlex Life®	–	123,399
Survivorship Variable Universal Life	–	19,671
Variable Universal Life Accumulator	–	66,560
Variable Universal Life Accumulator II	362,398	116,583
Variable Universal Life Income	226,006	103,147
Variable Universal Life Income II	9,118	–

Accumulation unit value:
Benefit Variable Universal Life	$ 11.12	$ 9.74
Benefit Variable Universal Life II	11.12	–
Executive Variable Universal Life	11.12	9.74
Executive Variable Universal Life II	11.12	–
Flex Variable Life	–	9.20
PrinFlex Life®	–	9.74
Survivorship Variable Universal Life	–	9.74
Variable Universal Life Accumulator	–	9.74
Variable Universal Life Accumulator II	11.12	9.74
Variable Universal Life Income	11.12	9.74
Variable Universal Life Income II	11.12	–

See accompanying notes.

	Fidelity VIP	Fidelity VIP II		Fidelity VIP II	Fidelity VIP III	Franklin
Fidelity VIP	High Income	Asset Manager	Fidelity VIP II	Contrafund	Mid Cap	Income
High Income	Service	Service	Contrafund	Service	Service	Securities
Initial Class	Class 2	Class 2	Initial Class	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 5,564,017	$ 14,189,947	$ 1,372,985	$ 56,891,997	$ 51,117,027	$ 26,698,587	$ 10,153,903

–	–	–	–	–	–	–
$ 5,564,017	$ 14,189,947	$ 1,372,985	$ 56,891,997	$ 51,117,027	$ 26,698,587	$ 10,153,903

$ –	$ 1,520,601	$ 621,459	$ –	$ 5,547,668	$ 4,460,449	$ 2,357,389
–	7,742	–	–	66,587	104,334	10,459
–	10,866,940	751,526	–	33,980,596	16,792,017	7,739,630
–	440,406	–	–	1,062,929	478,557	46,425
17,111	–	–	210,585	–	–	–
4,318,503	–	–	49,324,739	–	–	–
825,903	–	–	3,744,928	–	–	–
402,500	–	–	3,611,745	–	–	–
–	846,344	–	–	5,100,934	2,026,847	–
–	447,728	–	–	4,878,136	2,653,352	–
–	60,186	–	–	480,177	183,031	–
$ 5,564,017	$ 14,189,947	$ 1,372,985	$ 56,891,997	$ 51,117,027	$ 26,698,587	$ 10,153,903

$ 5,865,172	$ 13,989,618	$ 1,294,549	$ 68,232,938	$ 58,767,298	$ 28,466,258	$ 10,548,960
1,051,799	2,739,372	107,348	2,759,069	2,519,321	1,063,689	719,115

–	85,136	46,037	–	368,039	234,660	139,532
–	433	–	–	4,417	8,806	619
–	608,420	55,671	–	2,254,312	883,410	458,101
–	24,658	–	–	70,516	40,389	2,748
1,108	–	–	14,875	–	–	–
289,423	–	–	1,908,979	–	–	–
65,561	–	–	249,714	–	–	–
26,976	–	–	139,783	–	–	–
–	47,385	–	–	338,403	106,630	–
–	25,067	–	–	323,621	139,590	–
–	3,370	–	–	31,856	9,629	–

$ –	$ 17.86	$ 13.50	$ –	$ 15.07	$ 19.01	$ 16.90
–	17.86	–	–	15.07	11.85	16.90
–	17.86	13.50	–	15.07	19.01	16.90
–	17.86	–	–	15.07	11.85	16.90
15.44	–	–	14.16	–	–	–
14.92	–	–	25.84	–	–	–
12.60	–	–	15.00	–	–	–
14.92	–	–	25.84	–	–	–
–	17.86	–	–	15.07	19.01	–
–	17.86	–	–	15.07	19.01	–
–	17.86	–	–	15.07	19.01	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

Franklin
	Mutual	Franklin
	Global Discovery	Mutual
	Securities	Shares
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 12,140,748	$ 7,752,224

Liabilities	–	–
Net assets	$ 12,140,748	$ 7,752,224

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 2,171,452	$ 1,456,234
Benefit Variable Universal Life II	21,168	17,463
Executive Variable Universal Life	9,075,016	6,162,730
Executive Variable Universal Life II	772,457	115,797
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	100,655	–
Total net assets	$ 12,140,748	$ 7,752,224

Investments in shares of mutual funds, at cost	$ 12,241,766	$ 8,350,232
Shares of mutual fund owned	645,441	531,703
Accumulation units outstanding:
Benefit Variable Universal Life	120,214	113,551
Benefit Variable Universal Life II	1,172	1,362
Executive Variable Universal Life	502,394	480,543
Executive Variable Universal Life II	42,763	9,029
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	5,572	–

Accumulation unit value:
Benefit Variable Universal Life	$ 18.06	$ 12.82
Benefit Variable Universal Life II	18.06	12.82
Executive Variable Universal Life	18.06	12.82
Executive Variable Universal Life II	18.06	12.82
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	18.06	–

See accompanying notes.

Franklin	Franklin			Goldman Sachs
Rising	Small Cap	Franklin	Franklin	VIT Structured	Government
Dividends	Value	Strategic Income	U.S. Government	Small Cap	& High	International
Securities	Securities	Securities	Fund	Equity Service	Quality	Emerging
Class 2	Class 2	Class 2	Class 2	Class I	Bond	Markets
Division	Division	Division	Division	Division	Division	Division

$ 1,917,515	$ 7,895,865	$ 2,936,683	$ –	$ 371,513	$ 36,682,870	$ 29,413,299

–	–	–	–	–	–	–
$ 1,917,515	$ 7,895,865	$ 2,936,683	$ –	$ 371,513	$ 36,682,870	$ 29,413,299

$ 578,953	$ 1,129,092	$ 113,462	$ –	$ 47,713	$ 2,134,891	$ 389,909
7,055	16,123	15,859	–	–	9,252	61,911
1,209,480	6,621,936	1,896,022	–	323,800	13,240,919	5,294,794
85,461	128,714	911,340	–	–	69,323	418,414
–	–	–	–	–	190,323	401,763
–	–	–	–	–	11,203,424	8,725,873
–	–	–	–	–	1,658,657	1,114,375
–	–	–	–	–	3,499,235	2,557,642
–	–	–	–	–	2,737,457	4,712,124
–	–	–	–	–	1,751,361	5,234,351
36,566	–	–	–	–	188,028	502,143
$ 1,917,515	$ 7,895,865	$ 2,936,683	$ –	$ 371,513	$ 36,682,870	$ 29,413,299

$ 1,872,893	$ 7,732,537	$ 2,796,798	$ –	$ 301,654	$ 38,098,274	$ 31,382,680
120,903	618,314	243,708	–	42,122	3,493,607	1,979,361

48,382	80,128	10,157	–	6,083	113,893	12,296
590	1,144	1,420	–	–	494	1,952
101,073	469,928	169,731	–	41,281	706,379	166,971
7,142	9,134	81,583	–	–	3,698	13,195
–	–	–	–	–	14,604	13,416
–	–	–	–	–	597,683	275,170
–	–	–	–	–	102,799	35,142
–	–	–	–	–	186,678	80,655
–	–	–	–	–	146,039	148,597
–	–	–	–	–	93,432	165,065
3,056	–	–	–	–	10,031	15,835

$ 11.97	$ 14.09	$ 11.17	$ 9.88	$ 7.84	$ 18.74	$ 31.71
11.97	14.09	11.17	9.88	–	18.74	31.71
11.97	14.09	11.17	9.88	7.84	18.74	31.71
11.97	14.09	11.17	9.88	–	18.74	31.71
–	–	–	–	–	13.03	29.95
–	–	–	–	–	18.74	31.71
–	–	–	–	–	16.13	31.71
–	–	–	–	–	18.74	31.71
–	–	–	–	–	18.74	31.71
–	–	–	–	–	18.74	31.71
11.97	–	–	–	–	18.74	31.71

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

		Janus
		Aspen
	International	Balanced
	SmallCap	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 37,674,235	$ 3,066,711

Liabilities	–	–
Net assets	$ 37,674,235	$ 3,066,711

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 2,018,877	$ 124,667
Benefit Variable Universal Life II	7,274	12,769
Executive Variable Universal Life	9,756,867	2,781,100
Executive Variable Universal Life II	21,323	148,175
Flex Variable Life	59,079	–
PrinFlex Life®	15,647,717	–
Survivorship Variable Universal Life	1,363,346	–
Variable Universal Life Accumulator	1,984,736	–
Variable Universal Life Accumulator II	3,742,492	–
Variable Universal Life Income	2,963,409	–
Variable Universal Life Income II	109,115	–
Total net assets	$ 37,674,235	$ 3,066,711

Investments in shares of mutual funds, at cost	$ 51,769,922	$ 2,890,101
Shares of mutual fund owned	3,171,232	109,800
Accumulation units outstanding:
Benefit Variable Universal Life	80,417	7,906
Benefit Variable Universal Life II	290	810
Executive Variable Universal Life	388,637	176,368
Executive Variable Universal Life II	849	9,397
Flex Variable Life	3,587	–
PrinFlex Life®	623,286	–
Survivorship Variable Universal Life	63,859	–
Variable Universal Life Accumulator	79,058	–
Variable Universal Life Accumulator II	149,072	–
Variable Universal Life Income	118,039	–
Variable Universal Life Income II	4,346	–

Accumulation unit value:
Benefit Variable Universal Life	$ 25.11	$ 15.77
Benefit Variable Universal Life II	25.11	15.77
Executive Variable Universal Life	25.11	15.77
Executive Variable Universal Life II	25.11	15.77
Flex Variable Life	16.47	–
PrinFlex Life®	25.11	–
Survivorship Variable Universal Life	21.35	–
Variable Universal Life Accumulator	25.11	–
Variable Universal Life Accumulator II	25.11	–
Variable Universal Life Income	25.11	–
Variable Universal Life Income II	25.11	–

See accompanying notes.

Janus
Janus	Janus	Janus	Janus	Aspen	Janus
Aspen	Aspen	Aspen	Aspen	Research	Aspen	JP Morgan
Enterprise	Flexible Bond	Forty	Overseas	Core	Worldwide	Core Bond
Service Shares	Service Shares	Service Shares	Service Shares	Service Shares	Service Shares	Class I
Division	Division	Division	Division	Division	Division	Division

$ 6,720,485	$ 25,116,282	$ 302,393	$ 6,165,753	$ 2,385,594	$ 625,289	$ 1,455,078

–	–	–	–	–	–	–
$ 6,720,485	$ 25,116,282	$ 302,393	$ 6,165,753	$ 2,385,594	$ 625,289	$ 1,455,078

$ 214,268	$ 1,802,292	$ –	$ 956,469	$ 387,158	$ 209,339	$ 255,783
16,655	68,293	20,638	–	–	–	–
3,065,546	20,145,414	–	5,209,284	1,998,436	405,775	1,199,295
147,988	3,100,283	202,341	–	–	10,175	–
12,592	–	–	–	–	–	–
2,437,027	–	–	–	–	–	–
46,349	–	–	–	–	–	–
780,060	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	79,414	–	–	–	–
$ 6,720,485	$ 25,116,282	$ 302,393	$ 6,165,753	$ 2,385,594	$ 625,289	$ 1,455,078

$ 5,951,610	$ 24,061,084	$ 281,302	$ 6,018,661	$ 2,853,329	$ 578,902	$ 1,393,126
224,765	1,879,961	9,116	136,774	170,278	24,115	132,400

19,363	111,149	–	36,448	31,201	20,126	24,066
1,505	4,212	2,417	–	–	–	–
277,032	1,242,393	–	198,510	161,050	39,011	112,836
13,374	191,198	23,696	–	–	978	–
1,214	–	–	–	–	–	–
220,233	–	–	–	–	–	–
4,189	–	–	–	–	–	–
70,495	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	9,300	–	–	–	–

$ 11.07	$ 16.22	$ –	$ 26.24	$ 12.41	$ 10.40	$ 10.63
11.07	16.22	8.54	–	–	10.40	–
11.07	16.22	–	26.24	12.41	10.40	10.63
11.07	16.22	8.54	–	–	10.40	–
10.37	–	–	–	–	–	–
11.07	–	–	–	–	–	–
11.07	–	–	–	–	–	–
11.07	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	8.54	–	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	JP Morgan
	Small Cap Core	LargeCap
	Class I	Blend II
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 3,001,576	$ 11,639,190

Liabilities	–	–
Net assets	$ 3,001,576	$ 11,639,190

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 726,059	$ 526,123
Benefit Variable Universal Life II	–	10,816
Executive Variable Universal Life	2,275,517	1,406,165
Executive Variable Universal Life II	–	54,587
Flex Variable Life	–	39,496
PrinFlex Life®	–	2,417,533
Survivorship Variable Universal Life	–	200,005
Variable Universal Life Accumulator	–	1,024,767
Variable Universal Life Accumulator II	–	3,628,458
Variable Universal Life Income	–	2,271,000
Variable Universal Life Income II	–	60,240
Total net assets	$ 3,001,576	$ 11,639,190

Investments in shares of mutual funds, at cost	$ 2,446,020	$ 15,610,928
Shares of mutual fund owned	255,236	1,874,266
Accumulation units outstanding:
Benefit Variable Universal Life	54,277	44,030
Benefit Variable Universal Life II	–	905
Executive Variable Universal Life	170,152	117,679
Executive Variable Universal Life II	–	4,568
Flex Variable Life	–	3,500
PrinFlex Life®	–	202,320
Survivorship Variable Universal Life	–	16,738
Variable Universal Life Accumulator	–	85,762
Variable Universal Life Accumulator II	–	303,659
Variable Universal Life Income	–	190,056
Variable Universal Life Income II	–	5,041

Accumulation unit value:
Benefit Variable Universal Life	$ 13.35	$ 11.95
Benefit Variable Universal Life II	–	11.95
Executive Variable Universal Life	13.35	11.95
Executive Variable Universal Life II	–	11.95
Flex Variable Life	–	11.28
PrinFlex Life®	–	11.95
Survivorship Variable Universal Life	–	11.95
Variable Universal Life Accumulator	–	11.95
Variable Universal Life Accumulator II	–	11.95
Variable Universal Life Income	–	11.95
Variable Universal Life Income II	–	11.95

See accompanying notes.

					MFS VIT	MFS VIT
LargeCap	LargeCap	LargeCap	LargeCap	LargeCap	Global Equity	Growth
Growth	Growth I	S&P 500 Index	Value	Value III	Service Class	Service Class
Division	Division	Division	Division	Division	Division	Division

$ 23,256,106	$ 83,747,727	$ 20,275,375	$ 45,490,568	$ 13,847,674	$ 537,057	$ 2,364,492

–	–	–	–	–	–	–
$ 23,256,106	$ 83,747,727	$ 20,275,375	$ 45,490,568	$ 13,847,674	$ 537,057	$ 2,364,492

$ 391,426	$ 877,857	$ –	$ 214,535	$ 1,110,069	$ 38,751	$ 433,542
11,549	14,152	46,453	–	8,018	3,325	1,219
4,163,476	5,422,094	–	2,563,229	2,704,228	494,936	1,730,741
366,347	749,000	789,230	21,804	78,763	45	198,990
34,151	83,480	49,604	3,624,850	41,074	–	–
15,273,658	50,102,013	11,672,923	19,629,726	2,324,748	–	–
1,095,917	3,054,348	1,405,403	1,101,711	353,253	–	–
482,550	16,793,599	1,540,495	15,696,817	1,240,377	–	–
727,300	3,499,708	2,905,663	1,416,314	3,380,419	–	–
709,732	2,826,514	1,470,819	1,061,059	2,558,376	–	–
–	324,962	394,785	160,523	48,349	–	–
$ 23,256,106	$ 83,747,727	$ 20,275,375	$ 45,490,568	$ 13,847,674	$ 537,057	$ 2,364,492

$ 25,510,664	$ 81,100,219	$ 21,393,819	$ 62,686,788	$ 17,457,413	$ 451,204	$ 2,075,905
1,819,726	4,681,259	2,573,017	2,131,704	1,599,039	44,643	112,061

31,725	50,731	–	14,282	104,347	3,219	32,453
936	818	4,778	–	754	276	91
337,449	313,338	–	170,642	254,200	41,117	129,556
29,692	43,286	81,177	1,452	7,404	4	14,896
3,973	8,825	5,335	98,280	4,089	–	–
1,237,927	2,895,469	1,200,623	1,306,814	218,530	–	–
139,475	293,548	143,965	108,629	33,206	–	–
39,111	970,511	158,448	1,044,990	116,598	–	–
58,947	202,242	298,863	94,289	317,762	–	–
57,524	163,345	151,282	70,638	240,490	–	–
–	18,780	40,606	10,687	4,545	–	–

$ 12.34	$ 17.30	$ –	$ 15.02	$ 10.64	$ 12.04	$ 13.36
12.34	17.30	9.72	15.02	10.64	12.04	13.36
12.34	17.30	–	15.02	10.64	12.04	13.36
12.34	17.30	9.72	15.02	10.64	12.04	13.36
8.60	9.46	9.30	36.88	10.05	–	–
12.34	17.30	9.72	15.02	10.64	–	–
7.86	10.40	9.76	10.14	10.64	–	–
12.34	17.30	9.72	15.02	10.64	–	–
12.34	17.30	9.72	15.02	10.64	–	–
12.34	17.30	9.72	15.02	10.64	–	–
–	17.30	9.72	15.02	10.64	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	MFS VIT
	MidCap	MFS VIT
	Growth	New Discovery
	Service Class	Service Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 287,362	$ 3,023,685

Liabilities	–	–
Net assets	$ 287,362	$ 3,023,685

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 121,502	$ 550,613
Benefit Variable Universal Life II	–	7,959
Executive Variable Universal Life	165,860	1,676,392
Executive Variable Universal Life II	–	19,644
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	427,105
Variable Universal Life Income	–	306,483
Variable Universal Life Income II	–	35,489
Total net assets	$ 287,362	$ 3,023,685

Investments in shares of mutual funds, at cost	$ 245,388	$ 2,744,482
Shares of mutual fund owned	63,576	231,700
Accumulation units outstanding:
Benefit Variable Universal Life	13,814	42,847
Benefit Variable Universal Life II	–	619
Executive Variable Universal Life	18,857	130,451
Executive Variable Universal Life II	–	1,529
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	33,236
Variable Universal Life Income	–	23,850
Variable Universal Life Income II	–	2,762

Accumulation unit value:
Benefit Variable Universal Life	$ 8.80	$ 12.85
Benefit Variable Universal Life II	–	12.85
Executive Variable Universal Life	8.80	12.85
Executive Variable Universal Life II	–	12.85
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	12.85
Variable Universal Life Income	–	12.85
Variable Universal Life Income II	–	12.85

See accompanying notes.

MFS VIT
Research	MFS VIT	MFS VIT	MFS VIT
International	Total Return	Utilities	Value	MidCap	MidCap	MidCap
Service Class	Service Class	Service Class	Service Class	Blend	Growth I	Value II
Division	Division	Division	Division	Division	Division	Division

$ 378,041	$ 44,655	$ 136,391	$ 9,922,238	$ 72,045,578	$ 15,577,915	$ 17,924,788

–	–	–	–	–	–	–
$ 378,041	$ 44,655	$ 136,391	$ 9,922,238	$ 72,045,578	$ 15,577,915	$ 17,924,788

$ 116,646	$ –	$ –	$ 798,243	$ 1,321,085	$ 220,503	$ 1,129,630
4,890	–	378	63,091	16,218	4,200	2,232
244,661	–	–	8,873,701	7,688,980	2,847,496	4,468,823
11,844	44,655	35,143	187,203	194,059	24,990	87,961
–	–	–	–	11,241,926	38,212	80,049
–	–	–	–	36,526,404	6,332,366	4,176,327
–	–	–	–	2,910,479	673,100	749,105
–	–	–	–	3,985,881	1,298,887	1,493,068
–	–	–	–	4,497,851	2,382,436	2,994,802
–	–	–	–	3,205,177	1,641,420	2,643,307
–	–	100,870	–	457,518	114,305	99,484
$ 378,041	$ 44,655	$ 136,391	$ 9,922,238	$ 72,045,578	$ 15,577,915	$ 17,924,788

$ 368,308	$ 43,067	$ 121,797	$ 9,460,853	$ 79,986,912	$ 17,784,682	$ 22,090,157
33,366	2,584	6,022	849,507	2,305,458	1,920,828	1,728,523

14,689	–	–	59,217	49,322	17,941	83,297
616	–	45	4,680	606	342	165
30,809	–	–	658,285	287,071	231,682	329,526
1,492	4,653	4,173	13,887	7,245	2,033	6,486
–	–	–	–	138,472	3,601	6,297
–	–	–	–	1,363,723	515,224	307,960
–	–	–	–	137,232	54,160	55,238
–	–	–	–	148,814	105,679	110,098
–	–	–	–	167,929	193,844	220,833
–	–	–	–	119,666	133,552	194,914
–	–	11,978	–	17,082	9,300	7,336

$ 7.94	$ –	$ –	$ 13.48	$ 26.78	$ 12.29	$ 13.56
7.94	9.60	8.42	13.48	26.78	12.29	13.56
7.94	–	–	13.48	26.78	12.29	13.56
7.94	9.60	8.42	13.48	26.78	12.29	13.56
–	–	–	–	81.18	10.61	12.71
–	–	–	–	26.78	12.29	13.56
–	–	–	–	21.21	12.43	13.56
–	–	–	–	26.78	12.29	13.56
–	–	–	–	26.78	12.29	13.56
–	–	–	–	26.78	12.29	13.56
–	–	8.42	–	26.78	12.29	13.56

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	Money	Mortgage
	Market	Securities
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 200,345,768	$ 1,967,188

Liabilities	–	–
Net assets	$ 200,345,768	$ 1,967,188

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 11,783,332	$ –
Benefit Variable Universal Life II	481,671	–
Executive Variable Universal Life	121,132,906	943,271
Executive Variable Universal Life II	11,261,160	49,733
Flex Variable Life	793,756	2,670
PrinFlex Life®	30,411,936	383,592
Survivorship Variable Universal Life	3,700,000	271,338
Variable Universal Life Accumulator	3,502,898	51,913
Variable Universal Life Accumulator II	8,561,235	92,432
Variable Universal Life Income	5,546,863	147,228
Variable Universal Life Income II	3,170,011	25,011
Total net assets	$ 200,345,768	$ 1,967,188

Investments in shares of mutual funds, at cost	$ 200,345,765	$ 2,000,178
Shares of mutual fund owned	200,345,766	195,352
Accumulation units outstanding:
Benefit Variable Universal Life	775,233	–
Benefit Variable Universal Life II	31,689	–
Executive Variable Universal Life	7,969,415	87,644
Executive Variable Universal Life II	740,879	4,621
Flex Variable Life	38,085	250
PrinFlex Life®	2,000,822	35,642
Survivorship Variable Universal Life	275,310	25,211
Variable Universal Life Accumulator	230,458	4,824
Variable Universal Life Accumulator II	563,249	8,588
Variable Universal Life Income	364,932	13,680
Variable Universal Life Income II	208,566	2,324

Accumulation unit value:
Benefit Variable Universal Life	$ 15.20	$ 10.76
Benefit Variable Universal Life II	15.20	10.76
Executive Variable Universal Life	15.20	10.76
Executive Variable Universal Life II	15.20	10.76
Flex Variable Life	20.83	10.67
PrinFlex Life®	15.20	10.76
Survivorship Variable Universal Life	13.44	10.76
Variable Universal Life Accumulator	15.20	10.76
Variable Universal Life Accumulator II	15.20	10.76
Variable Universal Life Income	15.20	10.76
Variable Universal Life Income II	15.20	10.76

See accompanying notes.

Neuberger	Neuberger	Neuberger	Oppenheimer	PIMCO	PIMCO	PIMCO
Berman AMT	Berman AMT	Berman AMT	Main Street	High Yield	Real Return	Short-Term
Guardian	Partners	Small-Cap Growth	Small Cap	Administrative	Administrative	Administrative
I Class	I Class	S Class	Service Shares	Class	Class	Class
Division	Divison	Divison	Division	Division	Division	Division

$ 1,496,226	$ 4,174,663	$ 243,787	$ 92,043	$ –	$ 150,687	$ 130,094

–	–	–	–	–	–	–
$ 1,496,226	$ 4,174,663	$ 243,787	$ 92,043	$ –	$ 150,687	$ 130,094

$ 277,975	$ 277,791	$ 55,917	$ 40,226	$ –	$ 50,401	$ –
1,063	514	–	1,226	–	–	–
1,203,017	3,844,219	186,352	28,839	–	100,286	–
14,171	27,396	1,518	11,016	–	–	130,094
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	24,743	–	10,736	–	–	–
$ 1,496,226	$ 4,174,663	$ 243,787	$ 92,043	$ –	$ 150,687	$ 130,094

$ 1,256,491	$ 4,595,742	$ 235,754	$ 87,260	$ –	$ 154,123	$ 131,497
93,631	425,552	23,784	6,446	–	12,113	12,919

22,778	29,938	7,164	4,202	–	5,098	–
87	55	–	128	–	–	–
98,576	414,299	23,875	3,012	–	10,144	–
1,161	2,953	195	1,151	–	–	13,003
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	2,667	–	1,121	–	–	–

$ 12.20	$ 9.28	$ 7.81	$ 9.57	$ 10.29	$ 9.89	$ 10.00
12.20	9.28	7.81	9.57	10.29	9.89	10.00
12.20	9.28	7.81	9.57	10.29	9.89	10.00
12.20	9.28	7.81	9.57	10.29	9.89	10.00
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	9.28	–	9.57	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	PIMCO	Principal
	Total Return	LifeTime
	Administrative	Strategic
	Class	Income
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 728,235	$ 2,462,034

Liabilities	–	–
Net assets	$ 728,235	$ 2,462,034

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 111,266	$ 50,679
Benefit Variable Universal Life II	–	1,127
Executive Variable Universal Life	400,298	1,891,000
Executive Variable Universal Life II	216,671	30,437
Flex Variable Life	–	–
PrinFlex Life®	–	75,824
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	16,487
Variable Universal Life Accumulator II	–	155,153
Variable Universal Life Income	–	236,457
Variable Universal Life Income II	–	4,870
Total net assets	$ 728,235	$ 2,462,034

Investments in shares of mutual funds, at cost	$ 739,235	$ 2,276,123
Shares of mutual fund owned	67,305	254,869
Accumulation units outstanding:
Benefit Variable Universal Life	11,174	4,400
Benefit Variable Universal Life II	–	98
Executive Variable Universal Life	40,199	164,157
Executive Variable Universal Life II	21,759	2,642
Flex Variable Life	–	–
PrinFlex Life®	–	6,582
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	1,431
Variable Universal Life Accumulator II	–	13,469
Variable Universal Life Income	–	20,527
Variable Universal Life Income II	–	423

Accumulation unit value:
Benefit Variable Universal Life	$ 9.96	$ 11.52
Benefit Variable Universal Life II	9.96	11.52
Executive Variable Universal Life	9.96	11.52
Executive Variable Universal Life II	9.96	11.52
Flex Variable Life	–	12.66
PrinFlex Life®	–	11.52
Survivorship Variable Universal Life	–	11.52
Variable Universal Life Accumulator	–	11.52
Variable Universal Life Accumulator II	–	11.52
Variable Universal Life Income	–	11.52
Variable Universal Life Income II	–	11.52

See accompanying notes.

					Putnam VT	Putnam VT
Principal	Principal	Principal	Principal	Principal	Growth &	International
LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Income	Equity
2010	2020	2030	2040	2050	Class IB	Class IB
Division	Division	Division	Division	Division	Division	Division

$ 5,524,373	$ 17,405,073	$ 13,669,409	$ 7,770,752	$ 5,756,816	$ 272,124	$ 1,763,602

–	–	–	–	–	–	–
$ 5,524,373	$ 17,405,073	$ 13,669,409	$ 7,770,752	$ 5,756,816	$ 272,124	$ 1,763,602

$ 314,381	$ 2,324,009	$ 1,065,204	$ 541,657	$ 714,021	$ 269,152	$ 840,664
–	10,677	10,962	39,213	18,853	–	–
4,274,617	10,137,964	6,643,673	1,317,930	1,109,367	2,972	922,938
155,626	1,261,975	223,353	515,831	48,251	–	–
–	–	–	–	–	–	–
–	210,550	24,653	–	20,723	–	–
–	–	–	–	–	–	–
1,514	–	–	–	54	–	–
378,590	1,079,711	1,249,922	951,776	817,473	–	–
398,615	2,309,146	4,057,169	4,218,826	2,913,933	–	–
1,030	71,041	394,473	185,519	114,141	–	–
$ 5,524,373	$ 17,405,073	$ 13,669,409	$ 7,770,752	$ 5,756,816	$ 272,124	$ 1,763,602

$ 4,858,095	$ 15,857,298	$ 13,325,986	$ 8,296,169	$ 6,234,935	$ 259,717	$ 1,957,120
573,663	1,745,745	1,387,757	777,075	582,084	18,897	159,170

27,027	194,096	90,954	45,970	60,870	25,795	64,839
–	892	936	3,328	1,607	–	–
367,487	846,703	567,268	111,851	94,571	285	71,184
13,379	105,397	19,071	43,778	4,113	–	–
–	–	–	–	–	–	–
–	17,585	2,105	–	1,767	–	–
–	–	–	–	–	–	–
130	–	–	–	5	–	–
32,547	90,199	106,722	80,775	69,690	–	–
34,269	192,853	346,406	358,046	248,408	–	–
89	5,933	33,682	15,745	9,730	–	–

$ 11.63	$ 11.97	$ 11.71	$ 11.78	$ 11.73	$ 10.43	$ 12.97
11.63	11.97	11.71	11.78	11.73	–	–
11.63	11.97	11.71	11.78	11.73	10.43	12.97
11.63	11.97	11.71	11.78	11.73	–	–
13.83	14.32	14.55	14.81	14.92	–	–
11.63	11.97	11.71	11.78	11.73	–	–
11.63	11.97	11.71	11.78	11.73	–	–
11.63	11.97	11.71	11.78	11.73	–	–
11.63	11.97	11.71	11.78	11.73	–	–
11.63	11.97	11.71	11.78	11.73	–	–
11.63	11.97	11.71	11.78	11.73	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	Putnam VT
	Voyager	Real Estate
	Class IB	Securities
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 22,852,428	$ 31,571,436

Liabilities	–	–
Net assets	$ 22,852,428	$ 31,571,436

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 179,236	$ 2,648,963
Benefit Variable Universal Life II	–	34,016
Executive Variable Universal Life	1,014,324	12,285,663
Executive Variable Universal Life II	–	388,278
Flex Variable Life	10,805	67,336
PrinFlex Life®	19,309,240	7,348,342
Survivorship Variable Universal Life	1,015,288	700,635
Variable Universal Life Accumulator	1,323,535	2,229,777
Variable Universal Life Accumulator II	–	3,049,853
Variable Universal Life Income	–	2,653,332
Variable Universal Life Income II	–	165,241
Total net assets	$ 22,852,428	$ 31,571,436

Investments in shares of mutual funds, at cost	$ 23,518,250	$ 40,232,997
Shares of mutual fund owned	705,322	2,915,183
Accumulation units outstanding:
Benefit Variable Universal Life	13,810	91,702
Benefit Variable Universal Life II	–	1,178
Executive Variable Universal Life	78,156	425,308
Executive Variable Universal Life II	–	13,442
Flex Variable Life	1,162	2,876
PrinFlex Life®	1,487,825	254,387
Survivorship Variable Universal Life	94,091	22,535
Variable Universal Life Accumulator	101,980	77,191
Variable Universal Life Accumulator II	–	105,581
Variable Universal Life Income	–	91,854
Variable Universal Life Income II	–	5,720

Accumulation unit value:
Benefit Variable Universal Life	$ 12.98	$ 28.89
Benefit Variable Universal Life II	–	28.89
Executive Variable Universal Life	12.98	28.89
Executive Variable Universal Life II	–	28.89
Flex Variable Life	9.30	23.41
PrinFlex Life®	12.98	28.89
Survivorship Variable Universal Life	10.79	31.09
Variable Universal Life Accumulator	12.98	28.89
Variable Universal Life Accumulator II	–	28.89
Variable Universal Life Income	–	28.89
Variable Universal Life Income II	–	28.89

See accompanying notes.

	SAM	SAM	SAM	SAM
SAM	Conservative	Conservative	Flexible	Strategic
Balanced	Balanced	Growth	Income	Growth	Short-Term	Short-Term
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond	Income
Division	Division	Division	Division	Division	Division	Division

$ 10,643,470	$ 3,391,793	$ 17,341,193	$ 3,520,776	$ 11,993,256	$ 4,469,871	$ 2,719,682

–	–	–	–	–	–	–
$ 10,643,470	$ 3,391,793	$ 17,341,193	$ 3,520,776	$ 11,993,256	$ 4,469,871	$ 2,719,682

$ 157,621	$ 21,851	$ 263,377	$ 11,321	$ 530,809	$ 397,771	$ 70,575
137,322	2,909	90,625	2,775	48,511	14,531	41,694
2,487,455	1,189,072	1,089,207	736,689	2,273,170	1,656,058	765,975
478,623	168,467	183,688	452,208	179,624	62,960	680,383
2,215	–	158	12,090	–	206,117	12,761
991,094	402,325	1,086,995	700,023	1,353,971	827,833	346,627
83,855	30,052	373,828	32,893	4,394	175,717	241,474
200,578	137,664	100,565	23,247	209,480	220,491	78,849
681,955	643,324	1,062,923	225,855	1,642,739	394,824	135,626
3,409,220	415,842	6,787,937	881,342	4,096,540	416,570	280,115
2,013,532	380,287	6,301,890	442,333	1,654,018	96,999	65,603
$ 10,643,470	$ 3,391,793	$ 17,341,193	$ 3,520,776	$ 11,993,256	$ 4,469,871	$ 2,719,682

$ 9,824,065	$ 3,217,282	$ 16,783,086	$ 3,314,615	$ 11,851,091	$ 4,609,347	$ 2,724,808
775,198	310,036	1,256,608	294,626	808,716	504,500	1,105,562

16,578	2,152	30,117	1,062	64,021	36,669	6,420
14,443	287	10,363	260	5,851	1,340	3,792
261,626	117,127	124,551	69,082	274,168	152,667	69,673
50,341	16,594	21,005	42,405	21,665	5,804	61,887
162	–	11	947	–	19,971	1,170
104,242	39,630	124,298	65,644	163,303	76,321	31,529
8,820	2,960	42,747	3,085	530	16,199	21,964
21,096	13,560	11,500	2,180	25,266	20,327	7,172
71,727	63,369	121,546	21,179	198,132	36,398	12,336
358,576	40,962	776,204	82,647	494,086	38,402	25,479
211,780	37,459	720,624	41,479	199,492	8,942	5,967

$ 9.51	$ 10.15	$ 8.75	$ 10.66	$ 8.29	$ 10.85	$ 10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99
13.66	13.06	14.19	12.76	14.59	10.32	10.90
9.51	10.15	8.75	10.66	8.29	10.85	10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99
9.51	10.15	8.75	10.66	8.29	10.85	10.99

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	SmallCap	SmallCap
	Blend	Growth II
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 18,665,583	$ 17,655,229

Liabilities	–	–
Net assets	$ 18,665,583	$ 17,655,229

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 324,178	$ 622,391
Benefit Variable Universal Life II	283	555
Executive Variable Universal Life	756,772	3,651,657
Executive Variable Universal Life II	6,923	141,115
Flex Variable Life	77,345	27,519
PrinFlex Life®	6,038,608	9,522,593
Survivorship Variable Universal Life	454,342	684,141
Variable Universal Life Accumulator	9,480,114	791,946
Variable Universal Life Accumulator II	811,212	1,188,594
Variable Universal Life Income	697,836	934,691
Variable Universal Life Income II	17,970	90,027
Total net assets	$ 18,665,583	$ 17,655,229

Investments in shares of mutual funds, at cost	$ 23,087,345	$ 19,560,769
Shares of mutual fund owned	2,777,617	2,006,276
Accumulation units outstanding:
Benefit Variable Universal Life	27,621	63,769
Benefit Variable Universal Life II	24	57
Executive Variable Universal Life	64,481	374,132
Executive Variable Universal Life II	590	14,458
Flex Variable Life	7,680	4,628
PrinFlex Life®	514,521	975,655
Survivorship Variable Universal Life	37,210	88,544
Variable Universal Life Accumulator	807,755	81,141
Variable Universal Life Accumulator II	69,119	121,779
Variable Universal Life Income	59,459	95,765
Variable Universal Life Income II	1,531	9,224

Accumulation unit value:
Benefit Variable Universal Life	$ 11.74	$ 9.76
Benefit Variable Universal Life II	11.74	9.76
Executive Variable Universal Life	11.74	9.76
Executive Variable Universal Life II	11.74	9.76
Flex Variable Life	10.07	5.95
PrinFlex Life®	11.74	9.76
Survivorship Variable Universal Life	12.21	7.73
Variable Universal Life Accumulator	11.74	9.76
Variable Universal Life Accumulator II	11.74	9.76
Variable Universal Life Income	11.74	9.76
Variable Universal Life Income II	11.74	9.76

See accompanying notes.

	Summit	Summit	Summit		Templeton
	EAFE	Russell 2000	S&P		Developing	Templeton
	International	Small Cap	MidCap	T. Rowe Price	Markets	Foreign
SmallCap	Index	Index	400 Index	Equity	Securities	Securities
Value I	Class F	Class F	Class F	Income II	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 24,364,263	$ 26,222	$ 2,334,755	$ 222,310	$ 276,850	$ 2,403,075	$ 3,824,937

–	–	–	–	–	–	–
$ 24,364,263	$ 26,222	$ 2,334,755	$ 222,310	$ 276,850	$ 2,403,075	$ 3,824,937

$ 1,631,895	$ –	$ 154,322	$ –	$ 86,065	$ 320,538	$ 13,096
8,853	9,824	7,791	–	–	5,487	17,757
7,099,931	–	1,555,969	–	190,785	1,983,581	2,587,735
90,982	16,398	263,508	–	–	93,469	1,206,349
248,307	–	–	–	–	–	–
8,625,704	–	–	–	–	–	–
991,382	–	–	–	–	–	–
1,903,682	–	–	–	–	–	–
1,986,490	–	117,051	39,135	–	–	–
1,667,554	–	168,592	152,333	–	–	–
109,483	–	67,522	30,842	–	–	–
$ 24,364,263	$ 26,222	$ 2,334,755	$ 222,310	$ 276,850	$ 2,403,075	$ 3,824,937

$ 31,053,039	$ 26,328	$ 1,979,796	$ 198,298	$ 244,745	$ 2,230,255	$ 3,042,449
2,253,863	358	46,343	4,035	15,721	245,713	284,382

78,596	–	16,186	–	8,782	22,342	1,486
426	1,181	817	–	–	382	2,015
341,952	–	163,190	–	19,467	138,258	293,648
4,382	1,971	27,637	–	–	6,515	136,893
17,599	–	–	–	–	–	–
415,438	–	–	–	–	–	–
44,548	–	–	–	–	–	–
91,687	–	–	–	–	–	–
95,675	–	12,276	4,510	–	–	–
80,314	–	17,682	17,556	–	–	–
5,273	–	7,082	3,554	–	–	–

$ 20.76	$ –	$ 9.53	$ –	$ 9.80	$ 14.35	$ 8.81
20.76	8.32	9.53	–	–	14.35	8.81
20.76	–	9.53	–	9.80	14.35	8.81
20.76	8.32	9.53	–	–	14.35	8.81
14.11	–	–	–	–	–	–
20.76	–	–	–	–	–	–
22.25	–	–	–	–	–	–
20.76	–	–	–	–	–	–
20.76	–	9.53	8.68	–	–	–
20.76	–	9.53	8.68	–	–	–
20.76	–	9.53	8.68	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2009

	Templeton	Van Eck
	Global Bond	Worldwide
	Securities	Hard Assets
	Class 2	Initial Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 2,580,923	$ 1,764,936

Liabilities	–	–
Net assets	$ 2,580,923	$ 1,764,936

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 116,557	$ 106,248
Benefit Variable Universal Life II	60,508	23,981
Executive Variable Universal Life	1,654,910	1,459,792
Executive Variable Universal Life II	748,948	174,915
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 2,580,923	$ 1,764,936

Investments in shares of mutual funds, at cost	$ 2,516,462	$ 1,570,613
Shares of mutual fund owned	148,928	60,319
Accumulation units outstanding:
Benefit Variable Universal Life	9,855	11,946
Benefit Variable Universal Life II	5,116	2,696
Executive Variable Universal Life	139,930	164,127
Executive Variable Universal Life II	63,327	19,666
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 11.83	$ 8.89
Benefit Variable Universal Life II	11.83	8.89
Executive Variable Universal Life	11.83	8.89
Executive Variable Universal Life II	11.83	8.89
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

					Wells Fargo
		Vanguard	Wells Fargo	Wells Fargo	Advantage VT
Vanguard	Vanguard	VIF	Advantage VT	Advantage VT	Large
VIF	VIF Equity	Mid-Cap	Asset	Equity	Company
Balanced	Index	Index	Allocation	Income	Growth
Division	Division	Division	Division	Division	Division

$ 29,660,009	$ 38,804,843	$ 11,783,530	$ 1,161,996	$ 1,047,681	$ 1,047,095

–	–	–	–	–	–
$ 29,660,009	$ 38,804,843	$ 11,783,530	$ 1,161,996	$ 1,047,681	$ 1,047,095

$ 7,378,597	$ 4,308,742	$ 2,753,491	$ 38,316	$ 2,656	$ 2,115
–	–	11,037	–	–	–
22,281,412	34,496,101	8,691,235	253,915	–	448,024
–	–	327,767	–	–	–
–	–	–	6,775	276,377	–
–	–	–	248,557	268,644	245,514
–	–	–	54,346	112,450	33,878
–	–	–	132,160	30,198	28,738
–	–	–	129,561	83,224	172,612
–	–	–	298,366	274,132	116,214
–	–	–	–	–	–
$ 29,660,009	$ 38,804,843	$ 11,783,530	$ 1,161,996	$ 1,047,681	$ 1,047,095

$ 29,748,688	$ 38,353,519	$ 13,245,540	$ 1,347,722	$ 1,093,411	$ 993,801
1,709,511	1,838,221	980,327	110,351	92,633	116,733

477,190	369,410	191,719	3,102	251	206
–	–	769	–	–	–
1,440,979	2,957,479	605,165	20,551	–	43,598
–	–	22,822	–	–	–
–	–	–	581	27,640	–
–	–	–	20,123	25,371	23,892
–	–	–	4,400	10,620	3,297
–	–	–	10,702	2,852	2,797
–	–	–	10,489	7,860	16,797
–	–	–	24,156	25,890	11,309
–	–	–	–	–	–

$ 15.46	$ 11.66	$ 14.36	$ 12.35	$ 10.59	$ 10.28
–	–	14.36	–	–	–
15.46	11.66	14.36	12.35	10.59	10.28
–	–	14.36	–	–	–
–	–	–	11.66	10.00	9.70
–	–	–	12.35	10.59	10.28
–	–	–	12.35	10.59	10.28
–	–	–	12.35	10.59	10.28
–	–	–	12.35	10.59	10.28
–	–	–	12.35	10.59	10.28
–	–	–	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations

Year Ended December 31, 2009

	AIM V.I.	AIM V.I.
	Capital	Capital
	Appreciation	Appreciation
	Series I	Series II
	Division	Division
Investment income (loss)
Income:
Dividends	$ 14,058	$ 2,293

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	14,058	2,293

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(186,458)	(26,093)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(186,458)	(26,093)

Change in net unrealized appreciation or depreciation of
investments	623,083	149,131
Net gains (losses) on investments	450,683	125,331

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 450,683	$ 125,331

See accompanying notes.

			AIM V.I.	AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	AIM V.I.	Global	International	Mid Cap	Small Cap
Core Equity	Core Equity	Dynamics	Health Care	Growth	Core Equity	Equity
Series I	Series II	Series I	Series I	Series I	Series II	Series I
Division	Division	Division	Division	Division	Division	Division

$ 124,080	$ 78,117	$ –	$ 22,195	$ 85,969	$ 4,216	$ 7,542

315	–	20	150	–	–	33
123,765	78,117	(20)	22,045	85,969	4,216	7,509

(240,521)	(102,445)	(90,317)	(364,124)	(619,635)	(20,979)	(514,249)
–	–	–	–	–	5,314	–
(240,521)	(102,445)	(90,317)	(364,124)	(619,635)	(15,665)	(514,249)

1,806,859	1,117,162	622,424	1,839,795	2,257,639	128,887	1,385,153
1,690,103	1,092,834	532,087	1,497,716	1,723,973	117,438	878,413

–	–	–	–	–	–	–

$ 1,690,103	$ 1,092,834	$ 532,087	$ 1,497,716	$ 1,723,973	$ 117,438	$ 878,413

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

		AllianceBernstein
	AIM V.I.	Global Thematic
	Technology	Growth
	Series I	Class A
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$ –	$ –

Expenses:
Mortality and expense risks	229	–
Net investment income (loss)	(229)	–

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(316,417)	48
Capital gains distributions	–	–
Total realized gains (losses) on investments	(316,417)	48

Change in net unrealized appreciation or depreciation of
investments	1,614,463	426
Net gains (losses) on investments	1,297,817	474

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 1,297,817	$ 474

(1) Represented the operations of Alliance Bernstein Global Technology Division until May 18, 2009 name change.

See accompanying notes.

				American	American
AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein	Century VP	Century VP	American
International	International	Small Cap	Small/Mid Cap	Income &	Income &	Century VP
Growth	Value	Growth	Value	Growth	Growth	International
Class A	Class A	Class A	Class A	Class I	Class II	Class II
Division	Division	Division	Division	Division	Division	Division

$ –	$ 3,563 $	–	$ 19	$ 114,630	$ 61,126	$ 9,113

–	–	–	–	103	–	–
–	3,563	–	19	114,527	61,126	9,113

224	(50,171)	27	98	(141,314)	(143,641)	(111,276)
–	–	–	74	–	–	–
224	(50,171)	27	172	(141,314)	(143,641)	(111,276)

4,188	81,442	8,526	973	439,940	346,032	235,557
4,412	34,834	8,553	1,164	413,153	263,517	133,394

–	–	–	–	–	–	–

$ 4,412	$ 34,834 $	8,553	$ 1,164	$ 413,153	$ 263,517	$ 133,394

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	American
	Century VP	American
	MidCap Value	Century VP
	Class II	Ultra Class I
	Division	Division
Investment income (loss)
Income:
Dividends	$ 71,397	$ 3,896

Expenses:
Mortality and expense risks	–	85
Net investment income (loss)	71,397	3,811

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(34,361)	(192,483)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(34,361)	(192,483)

Change in net unrealized appreciation or depreciation of
investments	751,009	585,872
Net gains (losses) on investments	788,045	397,200

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 788,045	$ 397,200

See accompanying notes.

American	American	American			Bond &	Calvert
Century VP	Century VP	Century VP	Asset		Mortgage	Income
Ultra Class II	Value Class II	Vista Class II	Allocation	Balanced	Securities	Initial Shares
Division	Division	Division	Division	Division	Division	Division

$ 3,261	$ 417,770	$ –	$ 376,195	$ 589,525	$ 4,639,773	$ 2,287

–	70	–	696	14,153	11,773	–
3,261	417,700	–	375,499	575,372	4,628,000	2,287

(424,294)	(1,074,410)	(94,824)	(449,833)	(593,498)	(1,857,818)	224
–	–	–	–	–	–	–
(424,294)	(1,074,410)	(94,824)	(449,833)	(593,498)	(1,857,818)	224

976,797	2,227,117	180,149	2,275,175	2,394,511	4,814,459	783
555,764	1,570,407	85,325	2,200,841	2,376,385	7,584,641	3,294

–	–	–	–	–	–	–

$ 555,764	$ 1,570,407	$ 85,325	$ 2,200,841	$ 2,376,385	$ 7,584,641	$ 3,294

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

		Dreyfus IP
	Diversified	Core Value
	International	Service Shares
	Division	Division
Investment income (loss)
Income:
Dividends	$ 3,644,523	$ 9,275

Expenses:
Mortality and expense risks	676	–
Net investment income (loss)	3,643,847	9,275

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(6,461,383)	(56,841)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(6,461,383)	(56,841)

Change in net unrealized appreciation or depreciation of
investments	20,937,623	119,215
Net gains (losses) on investments	18,120,087	71,649

Payment from Affilitate	277,822	–

Net increase (decrease) in net assets resulting from operations	$ 18,397,909	$ 71,649

See accompanying notes.

Dreyfus
Socially		Dreyfus VIF
Responsible	Dreyfus VIF	Developing	Dreyfus VIF	DWS Dreman		Fidelity VIP
Growth	Appreciation	Leaders	Quality Bond	Small Mid Cap	Equity	Equity-Income
Service Shares	Service Shares	Service Shares	Service Shares	Value Class B	Income	Initial Class
Division	Division	Division	Division	Division	Division	Division

$ 406	$ 24,749	$ 26,455	$ 79,604	$ 3,604	$ 327,325	$ 406,649

–	–	–	–	–	251	697
406	24,749	26,455	79,604	3,604	327,074	405,952

(869)	(191,165)	(248,075)	(4,660)	(74,232)	(837,714)	(1,906,592)
–	81,517	–	–	–	–	–
(869)	(109,648)	(248,075)	(4,660)	(74,232)	(837,714)	(1,906,592)

22,584	308,888	769,430	170,038	167,055	1,615,549	6,394,534
22,121	223,989	547,810	244,982	96,427	1,104,909	4,893,894

–	–	–	–	–	–	–

$ 22,121	$ 223,989	$ 547,810	$ 244,982	$ 96,427	$ 1,104,909	$ 4,893,894

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$ 275,413	$ 14,444

Expenses:
Mortality and expense risks	–	100
Net investment income (loss)	275,413	14,344

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(2,974,007)	(1,183,898)
Capital gains distributions	–	6,400
Total realized gains (losses) on investments	(2,974,007)	(1,177,498)

Change in net unrealized appreciation or depreciation of
investments	5,950,630	3,173,025
Net gains (losses) on investments	3,252,036	2,009,871

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 3,252,036	$ 2,009,871

See accompanying notes.

	Fidelity VIP	Fidelity VIP II		Fidelity VIP II	Fidelity VIP III	Franklin
Fidelity VIP	High Income	Asset Manager	Fidelity VIP II	Contrafund	Mid Cap	Income
High Income	Service	Service	Contrafund	Service	Service	Securities
Initial Class	Class 2	Class 2	Initial Class	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 403,389	$ 996,074	$ 27,801	$ 685,709	$ 501,177	$ 102,232	$ 687,873

111	–	–	1,449	–	–	–
403,278	996,074	27,801	684,260	501,177	102,232	687,873

(241,574)	(451,433)	(558,513)	(3,921,797)	(3,536,828)	(1,927,046)	(635,192)
–	–	2,118	13,616	12,326	120,769	–
(241,574)	(451,433)	(556,395)	(3,908,181)	(3,524,502)	(1,806,277)	(635,192)

1,360,485	2,820,256	925,239	18,252,357	15,866,423	8,890,474	2,633,725
1,522,189	3,364,897	396,645	15,028,436	12,843,098	7,186,429	2,686,406

–	–	–	–	–	–	–

$ 1,522,189	$ 3,364,897	$ 396,645	$ 15,028,436	$ 12,843,098	$ 7,186,429	$ 2,686,406

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	Franklin
	Mutual	Franklin
	Global Discovery	Mutual
	Securities	Shares
	Class 2	Class 2
	Division (1)	Division
Investment income (loss)
Income:
Dividends	$112,235 $	122,668

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	112,235	122,668

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(369,765)	(792,109)
Capital gains distributions	264,823	–
Total realized gains (losses) on investments	(104,942)	(792,109)

Change in net unrealized appreciation or depreciation of
investments	2,039,192	2,210,596
Net gains (losses) on investments	2,046,485	1,541,155

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$2,046,485	$1,541,155

(1) Represented the operations of Franklin Mutual Discovery Securities Class 2 Division until May 18, 2009 name change.
(2) Commenced operations November 23, 2009.

See accompanying notes.

Franklin	Franklin			Goldman Sachs
Rising	Small Cap	Franklin	Franklin	VIT Structured	Government
Dividends	Value	Strategic Income	U.S. Government	Small Cap	& High	International
Securities	Securities	Securities	Fund	Equity Service	Quality	Emerging
Class 2	Class 2	Class 2	Class 2	Class I	Bond	Markets
Division	Division	Division	Division (2)	Division	Division	Division

$ 26,800	$ 98,782	$ 66,002	$ –	$ 3,805	$ 2,201,389	$ 422,773

–	–	–	–	–	1,391	2,334
26,800	98,782	66,002	–	3,805	2,199,998	420,439

(199,506)	(1,008,119)	(6,260)	–	(139,840)	(595,920)	(3,105,416)
–	272,033	–	–	–	–	–
(199,506)	(736,086)	(6,260)	–	(139,840)	(595,920)	(3,105,416)

513,927	2,479,823	159,522	–	259,279	240,285	13,577,208
341,221	1,842,519	219,264	–	123,244	1,844,363	10,892,231

–	–	–	–	–	–	29,795

$ 341,221	$ 1,842,519	$ 219,264	$ –	$ 123,244	$ 1,844,363	$ 10,922,026

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

		Janus
		Aspen
	International	Balanced
	SmallCap	Service Shares
	Division	Division
Investment income (loss)
Income:
Dividends	$ 971,215	$ 50,473

Expenses:
Mortality and expense risks	417	–
Net investment income (loss)	970,798	50,473

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(6,762,920)	(26,481)
Capital gains distributions	–	42,358
Total realized gains (losses) on investments	(6,762,920)	15,877

Change in net unrealized appreciation or depreciation of
investments	15,579,844	281,132
Net gains (losses) on investments	9,787,722	347,482

Payment from Affilitate	119,831	–

Net increase (decrease) in net assets resulting from operations	$ 9,907,553	$ 347,482

(1) Represented the operations of Janus Aspen Mid Cap Growth Service Shares Division until May 18, 2009 name change.
(2) Represented the operations of Janus Aspen International Growth Services Shares Division until
May 18, 2009 name change.
(3) Represented the operations of Janus Aspen Fundamental Equity Service Shares Division until May 18,
2009 name change.
(4) Represented the operations of Janus Aspen Worldwide Growth Service Shares Division until May 18, 2009 name change.
(5) Commenced operations April 24, 2009.

See accompanying notes.

				Janus
Janus	Janus	Janus	Janus	Aspen	Janus
Aspen	Aspen	Aspen	Aspen	Research	Aspen	JP Morgan
Enterprise	Flexible Bond	Forty	Overseas	Core	Worldwide	Core Bond
Service Shares	Service Shares	Service Shares	Service Shares	Service Shares	Service Shares	Class I
Division (1)	Division	Division	Division (2)	Division (3)	Division (4)	Division (5)

$ –	$ 764,308	$ 3	$ 17,447	$ 4,283	$ 7,840	$ –

77	–	–	–	–	–	–
(77)	764,308	3	17,447	4,283	7,840	–

(351,548)	316,073	3,963	(789,411)	(294,019)	(93,431)	16,744
–	13,077	–	112,489	–	–	–
(351,548)	329,150	3,963	(676,922)	(294,019)	(93,431)	16,744

2,361,747	975,251	21,095	2,881,119	905,637	309,744	61,952
2,010,122	2,068,709	25,061	2,221,644	615,901	224,153	78,696

–	–	–	–	–	–	–

$ 2,010,122	$ 2,068,709	$ 25,061	$ 2,221,644	$ 615,901	$ 224,153	$ 78,696

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	JP Morgan
	Small Cap Core	LargeCap
	Class I	Blend II
	Division (1)	Division
Investment income (loss)
Income:
Dividends	$ 6,557	$ 170,686

Expenses:
Mortality and expense risks	–	345
Net investment income (loss)	6,557	170,341

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	161,597	(1,022,233)
Capital gains distributions	–	–
Total realized gains (losses) on investments	161,597	(1,022,233)

Change in net unrealized appreciation or depreciation of
investments	555,556	3,425,038
Net gains (losses) on investments	723,710	2,573,146

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 723,710	$ 2,573,146

(1) Commenced operations April 24, 2009.

See accompanying notes.

					MFS VIT	MFS VIT
LargeCap	LargeCap	LargeCap	LargeCap	LargeCap	Global Equity	Growth
Growth	Growth I	S&P 500 Index	Value	Value III	Service Class	Service Class
Division	Division	Division	Division	Division	Division	Division

$ 150,846	$ 33,711	$ 756,554	$ 2,042,928	$ 439,203	$ 9,238	$ 328

159	625	404	24,356	317	–	–
150,687	33,086	756,150	2,018,572	438,886	9,238	328

(1,005,024)	(1,528,477)	(756,241)	(2,872,369)	(1,869,400)	(33,640)	(108,041)
–	–	–	–	–	–	–
(1,005,024)	(1,528,477)	(756,241)	(2,872,369)	(1,869,400)	(33,640)	(108,041)

5,802,913	30,688,338	4,224,709	7,174,056	3,742,324	178,260	573,224
4,948,576	29,192,947	4,224,618	6,320,259	2,311,810	153,858	465,511

–	–	–	–	–	–	–

$ 4,948,576	$ 29,192,947	$ 4,224,618	$ 6,320,259	$ 2,311,810	$ 153,858	$ 465,511

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

MFS VIT
	MidCap	MFS VIT
	Growth	New Discovery
	Service Class	Service Class
	Division	Division
Investment income (loss)
Income:
Dividends	$ –	$ –

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	–	–

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(189,331)	(435,622)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(189,331)	(435,622)

Change in net unrealized appreciation or depreciation of
investments	298,051	1,182,837
Net gains (losses) on investments	108,720	747,215

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 108,720	$ 747,215

See accompanying notes.

MFS VIT
Research	MFS VIT	MFS VIT	MFS VIT
International	Total Return	Utilities	Value	MidCap	MidCap	MidCap
Service Class	Service Class	Service Class	Service Class	Blend	Growth I	Value II
Division	Division	Division	Division	Division	Division	Division

$ 79	$ –	$ 700	$ 97,898	$ 533,355	$ 19,571	$ 274,010

–	–	–	–	73,035	252	504
79	–	700	97,898	460,320	19,319	273,506

1,152	249	279	(787,134)	(3,352,143)	(1,080,258)	(2,678,152)
–	–	–	–	3,305,640	–	–
1,152	249	279	(787,134)	(46,503)	(1,080,258)	(2,678,152)

10,850	1,588	14,223	2,525,407	17,936,142	5,020,619	7,138,706
12,081	1,837	15,202	1,836,171	18,349,959	3,959,680	4,734,060

–	–	–	–	–	–	–

$ 12,081	$ 1,837	$ 15,202	$ 1,836,171	$ 18,349,959	$ 3,959,680	$ 4,734,060

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	Money	Mortgage
	Market	Securities
	Division	Division
Investment income (loss)
Income:
Dividends	$ 507,368	$ 199,145

Expenses:
Mortality and expense risks	5,983	99
Net investment income (loss)	501,385	199,046

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	–	(38,169)
Capital gains distributions	–	–
Total realized gains (losses) on investments	–	(38,169)

Change in net unrealized appreciation or depreciation of
investments	3	(32,987)
Net gains (losses) on investments	501,388	127,890

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 501,388	$ 127,890

(1) Commenced operations November 23, 2009.

See accompanying notes.

Neuberger	Neuberger	Neuberger	Oppenheimer	PIMCO	PIMCO	PIMCO
Berman AMT	Berman AMT	Berman AMT	Main Street	High Yield	Real Return	Short-Term
Guardian	Partners	Small-Cap Growth	Small Cap	Administrative	Administrative	Administrative
I Class	I Class	S Class	Service Shares	Class	Class	Class
Division	Division	Division	Division	Division (1)	Division (1)	Division (1)

$ 14,565	$ 87,568	$ –	$ 8	$ –	$ 125	$ 128

–	–	–	–	–	–	–
14,565	87,568	–	8	–	125	128

(83,146)	(739,142)	(17,531)	185	–	(4)	(2)
–	388,989	–	–	–	1,886	1,177
(83,146)	(350,153)	(17,531)	185	–	1,882	1,175

365,887	1,751,466	53,430	4,742	–	(3,436)	(1,403)
297,306	1,488,881	35,899	4,935	–	(1,429)	(100)

–	–	–	–	–	–	–

$ 297,306	$ 1,488,881	$ 35,899	$ 4,935	$ –	$ (1,429)	$ (100)

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	PIMCO	Principal
	Total Return	LifeTime
	Administrative	Strategic
	Class	Income
	Division (1)	Division
Investment income (loss)
Income:
Dividends	$ 1,024	$ 83,324

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	1,024	83,324

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(84)	(103,961)
Capital gains distributions	7,860	14,042
Total realized gains (losses) on investments	7,776	(89,919)

Change in net unrealized appreciation or depreciation of
investments	(11,000)	353,492
Net gains (losses) on investments	(2,200)	346,897

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ (2,200)	$ 346,897

(1) Commenced operations November 23, 2009.

See accompanying notes.

					Putnam VT	Putnam VT
Principal	Principal	Principal	Principal	Principal	Growth &	International
LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Income	Equity
2010	2020	2030	2040	2050	Class IB	Class IB
Division	Division	Division	Division	Division	Division	Division

$ 172,094	$ 445,349	$ 208,127	$ 150,674	$ 102,660	$ 5,197	$ –

–	–	–	–	–	–	–
172,094	445,349	208,127	150,674	102,660	5,197	–

(506,605)	(1,548,083)	(1,145,387)	(335,748)	(444,411)	(37,498)	(759,654)
7,413	–	13,518	–	–	–	–
(499,192)	(1,548,083)	(1,131,869)	(335,748)	(444,411)	(37,498)	(759,654)

1,420,702	4,760,302	3,883,602	1,818,737	1,586,495	99,907	1,117,248
1,093,604	3,657,568	2,959,860	1,633,663	1,244,744	67,606	357,594

–	–	–	–	–	–	–

$ 1,093,604	$ 3,657,568	$ 2,959,860	$ 1,633,663	$ 1,244,744	$ 67,606	$ 357,594

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	Putnam VT
	Voyager	Real Estate
	Class IB	Securities
	Division	Division
Investment income (loss)
Income:
Dividends	$ 150,591	$ 1,044,729

Expenses:
Mortality and expense risks	91	358
Net investment income (loss)	150,500	1,044,371

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(850,728)	(6,896,949)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(850,728)	(6,896,949)

Change in net unrealized appreciation or depreciation of
investments	9,817,200	12,830,102
Net gains (losses) on investments	9,116,972	6,977,524

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 9,116,972	$ 6,977,524

See accompanying notes.

	SAM	SAM	SAM	SAM
SAM	Conservative	Conservative	Flexible	Strategic
Balanced	Balanced	Growth	Income	Growth	Short-Term	Short-Term
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Bond	Income
Division	Division	Division	Division	Division	Division	Division

$ 253,024	$ 73,181	$ 597,538	$ 79,651	$ 293,948	$ 224,072	$ 89,956

10	–	–	16	–	1,397	22
253,014	73,181	597,538	79,635	293,948	222,675	89,934

(191,552)	(73,566)	(321,027)	(19,102)	(444,900)	(278,520)	249
190,251	33,077	665,306	15,622	109,949	–	–
(1,301)	(40,489)	344,279	(3,480)	(334,951)	(278,520)	249

1,510,341	468,029	2,421,879	302,090	2,441,519	397,199	(5,093)
1,762,054	500,721	3,363,696	378,245	2,400,516	341,354	85,090

–	–	–	–	–	–	–

$ 1,762,054	$ 500,721	$ 3,363,696	$ 378,245	$ 2,400,516	$ 341,354	$ 85,090

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	SmallCap	SmallCap
	Blend	Growth II
	Division	Division
Investment income (loss)
Income:
Dividends	$ 117,202	$ –

Expenses:
Mortality and expense risks	573	189
Net investment income (loss)	116,629	(189)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,322,646)	(1,169,237)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(1,322,646)	(1,169,237)

Change in net unrealized appreciation or depreciation of
investments	4,680,858	5,417,836
Net gains (losses) on investments	3,474,841	4,248,410

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 3,474,841	$ 4,248,410

See accompanying notes.

	Summit	Summit	Summit		Templeton
	EAFE	Russell 2000	S&P		Developing	Templeton
	International	Small Cap	MidCap	T. Rowe Price	Markets	Foreign
SmallCap	Index	Index	400 Index	Equity	Securities	Securities
Value I	Class F	Class F	Class F	Income II	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 490,505	$ 223	$ 6,082	$ 947	$ 7,276	$ 57,720	$ 33,275

1,621	–	–	–	–	–	–
488,884	223	6,082	947	7,276	57,720	33,275

(3,106,428)	473	(222,517)	(2,312)	(173,093)	(596,083)	(89,125)
–	–	25,024	–	–	5,573	41,049
(3,106,428)	473	(197,493)	(2,312)	(173,093)	(590,510)	(48,076)

6,083,341	(106)	668,773	49,128	229,447	1,451,848	897,363
3,465,797	590	477,362	47,763	63,630	919,058	882,562

–	–	–	–	–	–	–

$ 3,465,797	$ 590	$ 477,362	$ 47,763	$ 63,630	$ 919,058	$ 882,562

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2009

	Templeton	Van Eck
	Global Bond	Worldwide
	Securities	Hard Assets
	Class 2	Initial Class
	Division (1)	Division
Investment income (loss)
Income:
Dividends	$ 71,202 $	743

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	71,202	743

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(5,718)	(31,690)
Capital gains distributions	–	1,473
Total realized gains (losses) on investments	(5,718)	(30,217)

Change in net unrealized appreciation or depreciation of
investments	63,972	290,823
Net gains (losses) on investments	129,456	261,349

Payment from Affilitate	–	–

Net increase (decrease) in net assets resulting from operations	$ 129,456 $	261,349

(4) Represented the operations of Templeton Global Income Securities Class 2 Division until May 18, 2009 name change.

See accompanying notes.

					Wells Fargo
		Vanguard	Wells Fargo	Wells Fargo	Advantage VT
Vanguard	Vanguard	VIF	Advantage VT	Advantage VT	Large
VIF	VIF Equity	Mid-Cap	Asset	Equity	Company
Balanced	Index	Index	Allocation	Income	Growth
Division	Division	Division	Division	Division	Division

$ 1,091,192	$ 879,508	$ 154,039	$ 20,695	$ 18,156	$ 2,891

–	–	–	45	1,702	1
1,091,192	879,508	154,039	20,650	16,454	2,890

(1,153,555)	(6,765,976)	(1,475,971)	(103,963)	(53,042)	(56,356)
–	615,655	385,097	–	–	–
(1,153,555)	(6,150,321)	(1,090,874)	(103,963)	(53,042)	(56,356)

5,610,331	13,433,397	4,340,539	229,849	226,030	351,013
5,547,968	8,162,584	3,403,704	146,536	189,442	297,547

–	–	–	–	–	–

$ 5,547,968	$ 8,162,584	$ 3,403,704	$ 146,536	$ 189,442	$ 297,547

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets

Years Ended December 31, 2009 and 2008

	AIM V.I.
	Capital
	Appreciation
	Series I
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 14,058	$ –
Total realized gains (losses) on investments	(186,458)	(222,268)
Change in net unrealized appreciation or depreciation of investments	623,083	(1,074,730)
Net gains (losses) from investments	450,683	(1,296,998)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	450,683	(1,296,998)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	625,387	1,397,669
Contract terminations and surrenders	(66,114)	(457,963)
Death benefit payments	(5,543)	(8,246)
Policy loan transfers	(4,356)	(15,898)
Transfers to other contracts	(431,094)	(503,174)
Cost of insurance and administration charges	(106,256)	(106,158)
Mortality and expenses charges	(9,355)	(13,438)
Surrender charges	(5,630)	(9,191)
Increase (decrease) in net assets from policy related transactions	(2,961)	283,601
Total increase (decrease)	447,722	(1,013,397)

Net assets at beginning of period	1,963,817	2,977,214
Net assets at end of period	$ 2,411,539	$ 1,963,817

See accompanying notes.

AIM V.I.
Capital		AIM V.I.		AIM V.I.
Appreciation		Core Equity		Core Equity
Series II		Series I		Series II
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 2,293	$ –	$ 123,765	$ 171,584	$ 78,117	$ 87,070
(26,093)	(11,952)	(240,521)	(361,592)	(102,445)	(58,943)
149,131	(243,483)	1,806,859	(2,545,748)	1,117,162	(1,524,052)
125,331	(255,435)	1,690,103	(2,735,756)	1,092,834	(1,495,925)

–	–	–	–	–	–

125,331	(255,435)	1,690,103	(2,735,756)	1,092,834	(1,495,925)

552,034	238,575	1,895,383	3,596,881	2,372,352	1,735,087
(15,692)	(7,407)	(279,728)	(1,682,115)	(99,064)	(112,620)
–	–	(7,928)	(1,291)	(14,289)	(105)
(4,817)	(12,180)	(140,293)	(39,132)	(46,584)	(48,383)
(36,816)	(41,551)	(1,142,323)	(1,359,170)	(417,810)	(466,049)
(71,525)	(65,754)	(362,761)	(394,116)	(429,662)	(401,814)
(4,767)	(4,771)	(30,832)	(48,496)	(26,974)	(25,875)
(6,152)	(6,217)	(28,112)	(82,171)	(61,354)	(86,667)
412,265	100,695	(96,594)	(9,610)	1,276,615	593,574
537,596	(154,740)	1,593,509	(2,745,366)	2,369,449	(902,351)

372,746	527,486	6,015,175	8,760,541	3,507,887	4,410,238
$ 910,342	$ 372,746	$ 7,608,684	$ 6,015,175	$ 5,877,336	$ 3,507,887

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	AIM V.I.
	Dynamics
	Series I
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (20)	$ (24)
Total realized gains (losses) on investments	(90,317)	(177,177)
Change in net unrealized appreciation or depreciation of investments	622,424	(760,542)
Net gains (losses) from investments	532,087	(937,743)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	532,087	(937,743)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	656,853	1,040,035
Contract terminations and surrenders	(29,055)	(534,634)
Death benefit payments	–	–
Policy loan transfers	(5,238)	(2,531)
Transfers to other contracts	(245,521)	(582,253)
Cost of insurance and administration charges	(49,298)	(48,634)
Mortality and expenses charges	(4,368)	(6,115)
Surrender charges	(5,076)	7,087
Increase (decrease) in net assets from policy related transactions	318,297	(127,045)
Total increase (decrease)	850,384	(1,064,788)

Net assets at beginning of period	1,053,150	2,117,938
Net assets at end of period	$ 1,903,534	$ 1,053,150

See accompanying notes.

AIM V.I.		AIM V.I.		AIM V.I.
Global		International		Mid Cap
Health Care		Growth		Core Equity
Series I		Series I		Series II
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 22,045	$ (214)	$ 85,969	$ 33,546	$ 4,216	$ 785
(364,124)	1,280,457	(619,635)	(194,612)	(15,665)	6,744
1,839,795	(3,359,340)	2,257,639	(3,093,176)	128,887	(22,559)
1,497,716	(2,079,097)	1,723,973	(3,254,242)	117,438	(15,030)

–	–	–	–	–	–

1,497,716	(2,079,097)	1,723,973	(3,254,242)	117,438	(15,030)

2,249,234	3,409,862	3,504,469	2,871,934	241,856	128,884
(336,662)	(936,364)	(633,592)	(506,771)	–	–
(352)	(8,806)	(90)	–	–	–
(103,738)	(41,646)	(25,169)	63,181	–	–
(1,032,413)	(1,559,851)	(1,781,174)	(2,426,236)	(24,450)	(4,184)
(298,860)	(302,772)	(121,062)	(125,985)	(6,295)	(1,576)
(24,036)	(33,106)	(13,884)	(17,420)	(743)	(225)
(35,156)	(69,718)	29,186	28,520	–	–
418,017	457,599	958,684	(112,777)	210,368	122,899
1,915,733	(1,621,498)	2,682,657	(3,367,019)	327,806	107,869

5,289,393	6,910,891	4,483,477	7,850,496	134,236	26,367
$ 7,205,126	$ 5,289,393	$ 7,166,134	$ 4,483,477	$ 462,042	$ 134,236

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	AIM V.I.
	Small Cap
	Equity
	Series I
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 7,509	$ (26)
Total realized gains (losses) on investments	(514,249)	(202,696)
Change in net unrealized appreciation or depreciation of investments	1,385,153	(1,022,258)
Net gains (losses) from investments	878,413	(1,224,980)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	878,413	(1,224,980)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,680,713	3,218,759
Contract terminations and surrenders	(79,566)	(627,327)
Death benefit payments	(9,012)	–
Policy loan transfers	(52,309)	(7,889)
Transfers to other contracts	(1,768,604)	(1,069,473)
Cost of insurance and administration charges	(134,365)	(107,791)
Mortality and expenses charges	(12,974)	(13,841)
Surrender charges	(3,375)	(19,735)
Increase (decrease) in net assets from policy related transactions	620,508	1,372,703
Total increase (decrease)	1,498,921	147,723

Net assets at beginning of period	3,374,408	3,226,685
Net assets at end of period	$ 4,873,329	$ 3,374,408

(1) Commenced operations November 24, 2008. Represented the operations of AllianceBernstein
Global Technology Division until May 18, 2009 name change.
(2) Commenced operations November 24, 2008.

See accompanying notes.

		AllianceBernstein		AllianceBernstein
AIM V.I.		Global Thematic		International
Technology		Growth		Growth
Series I		Class A		Class A
Division		Division (1)		Division (2)
2009	2008	2009	2008	2009	2008

$ (229)	$ (214)	$ –	$ –	$ –	$ –
(316,417)	(139,359)	48	1	224	1
1,614,463	(1,468,349)	426	–	4,188	–
1,297,817	(1,607,922)	474	1	4,412	1

–	–	–	–	–	–

1,297,817	(1,607,922)	474	1	4,412	1

1,954,881	1,572,190	2,658	(1)	66,025	(1)
(64,041)	(366,203)	–	–	–	–
(5,268)	(537)	–	–	–	–
(16,503)	7,304	–	–	–	–
(1,348,209)	(1,279,731)	(228)	–	(1)	–
(117,676)	(100,823)	(48)	–	(135)	–
(10,501)	(13,415)	(3)	–	(6)	–
(7,839)	(16,527)	–	–	–	–
384,844	(197,742)	2,379	(1)	65,883	(1)
1,682,661	(1,805,664)	2,853	–	70,295	–

1,992,506	3,798,170	–	–	–	–
$ 3,675,167	$ 1,992,506	$ 2,853	$ –	$ 70,295	$ –

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	AllianceBernstein
	International
	Value
	Class A
	Division (1)
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 3,563	$ –
Total realized gains (losses) on investments	(50,171)	(359)
Change in net unrealized appreciation or depreciation of investments	81,442	(73,741)
Net gains (losses) from investments	34,834	(74,100)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	34,834	(74,100)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	424,713	145,653
Contract terminations and surrenders	(221)	–
Death benefit payments	–	–
Policy loan transfers	(51,989)	–
Transfers to other contracts	(174,178)	(1)
Cost of insurance and administration charges	(6,025)	(820)
Mortality and expenses charges	(458)	(85)
Surrender charges	(87)	–
Increase (decrease) in net assets from policy related transactions	191,755	144,747
Total increase (decrease)	226,589	70,647

Net assets at beginning of period	70,647	–
Net assets at end of period	$ 297,236	$ 70,647

(1) Commenced operations May 19, 2008.
(2) Commenced operations July 21, 2008.

See accompanying notes.

				American
AllianceBernstein		AllianceBernstein		Century VP
Small Cap		Small/Mid Cap		Income &
Growth		Value		Growth
Class A		Class A		Class I
Division (2)		Division (2)		Division
2009	2008	2009	2008	2009	2008

$ –	$ –	$ 19	$ –	$ 114,527	$ 66,275
27	(6)	172	(2)	(141,314)	303,603
8,526	(36)	973	(1)	439,940	(1,750,616)
8,553	(42)	1,164	(3)	413,153	(1,380,738)

–	–	–	–	–	–

8,553	(42)	1,164	(3)	413,153	(1,380,738)

37,696	555	8,975	175	417,731	741,508
–	–	–	–	(102,777)	(444,677)
–	–	–	–	(2,233)	–
–	–	–	–	(12,870)	(17,921)
(14)	(1)	(35)	(1)	(210,743)	(307,994)
(2,171)	(75)	(935)	(78)	(187,167)	(208,373)
(83)	(2)	(35)	(2)	(15,486)	(25,817)
–	–	–	–	(8,271)	(45,623)
35,428	477	7,970	94	(121,816)	(308,897)
43,981	435	9,134	91	291,337	(1,689,635)

435	–	91	–	2,465,763	4,155,398
$ 44,416	$ 435	$ 9,225	$ 91	$ 2,757,100	$ 2,465,763

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	American
	Century VP
	Income &
	Growth
	Class II
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 61,126	$ 21,764
Total realized gains (losses) on investments	(143,641)	84,449
Change in net unrealized appreciation or depreciation of investments	346,032	(673,640)
Net gains (losses) from investments	263,517	(567,427)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	263,517	(567,427)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	894,423	790,065
Contract terminations and surrenders	(42,800)	(12,923)
Death benefit payments	(87)	(96)
Policy loan transfers	(20,172)	(10,304)
Transfers to other contracts	(253,339)	(681,113)
Cost of insurance and administration charges	(107,738)	(104,654)
Mortality and expenses charges	(7,347)	(7,340)
Surrender charges	(8,089)	(9,451)
Increase (decrease) in net assets from policy related transactions	454,851	(35,816)
Total increase (decrease)	718,368	(603,243)

Net assets at beginning of period	1,276,512	1,879,755
Net assets at end of period	$ 1,994,880	$ 1,276,512

See accompanying notes.

American		American
Century VP		Century VP		American
International		MidCap Value		Century VP
Class II		Class II		Ultra Class I
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 9,113	$ 4,196	$ 71,397	$ 245	$ 3,811	$ (100)
(111,276)	92,166	(34,361)	(10,602)	(192,483)	72,611
235,557	(447,433)	751,009	(97,516)	585,872	(1,228,766)
133,394	(351,071)	788,045	(107,873)	397,200	(1,156,255)

–	–	–	–	–	–

133,394	(351,071)	788,045	(107,873)	397,200	(1,156,255)

110,048	306,828	3,849,522	496,527	377,256	851,501
(25,529)	(3,806)	(33,938)	(8,762)	(46,108)	(486,218)
(68)	–	(843)	–	–	–
80	1,738	(23,527)	–	(14,558)	(46,610)
(314,293)	(273,207)	(1,116,070)	(45,897)	(385,687)	(414,750)
(8,394)	(8,284)	(54,314)	(12,477)	(110,851)	(132,168)
(959)	(1,143)	(5,984)	(1,715)	(9,888)	(16,889)
740	246	1,247	(750)	(7,898)	(20,761)
(238,375)	22,372	2,616,093	426,926	(197,734)	(265,895)
(104,981)	(328,699)	3,404,138	319,053	199,466	(1,422,150)

437,315	766,014	664,375	345,322	1,277,561	2,699,711
$ 332,334	$ 437,315	$ 4,068,513	$ 664,375	$ 1,477,027	$ 1,277,561

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	American
	Century VP
	Ultra Class II
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 3,261	$ –
Total realized gains (losses) on investments	(424,294)	247,742
Change in net unrealized appreciation or depreciation of investments	976,797	(1,327,431)
Net gains (losses) from investments	555,764	(1,079,689)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	555,764	(1,079,689)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,187,944	1,260,553
Contract terminations and surrenders	(30,008)	(92,289)
Death benefit payments	(17,400)	–
Policy loan transfers	(9,193)	(4,371)
Transfers to other contracts	(1,229,188)	(510,992)
Cost of insurance and administration charges	(95,681)	(95,139)
Mortality and expenses charges	(7,255)	(8,096)
Surrender charges	(14,023)	(17,537)
Increase (decrease) in net assets from policy related transactions	(214,804)	532,129
Total increase (decrease)	340,960	(547,560)

Net assets at beginning of period	1,841,578	2,389,138
Net assets at end of period	$ 2,182,538	$ 1,841,578

See accompanying notes.

American		American
Century VP		Century VP		Asset
Value Class II		Vista Class II		Allocation
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 417,700	$ 225,574	$ –	$ –	$ 375,499	$503,503
(1,074,410)	182,911	(94,824)	(11,822)	(449,833)	1,058,249
2,227,117	(3,209,923)	180,149	(139,356)	2,275,175	(6,154,146)
1,570,407	(2,801,438)	85,325	(151,178)	2,200,841	(4,592,394)

–	–	–	–	–	–

1,570,407	(2,801,438)	85,325	(151,178)	2,200,841	(4,592,394)

3,609,589	4,170,231	566,838	445,887	2,407,305	5,264,502
(387,089)	(901,524)	(46,176)	–	(756,867)	(2,768,454)
(4,944)	(10,593)	–	–	(43,194)	(180,307)
(116,433)	(22,809)	(68,020)	–	(120,409)	(82,726)
(1,804,584)	(3,906,368)	(401,830)	(45,854)	(1,514,448)	(2,088,663)
(445,532)	(453,156)	(9,195)	(4,620)	(895,323)	(933,952)
(34,491)	(45,501)	(1,034)	(634)	(61,781)	(102,829)
(53,206)	(89,349)	2,971	–	(81,168)	(147,153)
763,310	(1,259,069)	43,554	394,779	(1,065,885)	(1,039,582)
2,333,717	(4,060,507)	128,879	243,601	1,134,956	(5,631,976)

7,631,000	11,691,507	295,490	51,889	12,565,135	18,197,111
$ 9,964,717	$ 7,631,000	$ 424,369	$ 295,490	$ 13,700,091	$12,565,135

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Balanced
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 575,372	$ 556,087
Total realized gains (losses) on investments	(593,498)	468,175
Change in net unrealized appreciation or depreciation of investments	2,394,511	(6,667,710)
Net gains (losses) from investments	2,376,385	(5,643,448)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	2,376,385	(5,643,448)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,026,184	3,256,878
Contract terminations and surrenders	(722,523)	(1,815,613)
Death benefit payments	(217,798)	(74,457)
Policy loan transfers	(120,607)	(405,179)
Transfers to other contracts	(912,161)	(1,536,854)
Cost of insurance and administration charges	(1,033,801)	(1,101,132)
Mortality and expenses charges	(62,579)	(103,277)
Surrender charges	(58,352)	(94,388)
Increase (decrease) in net assets from policy related transactions	(101,637)	(1,874,022)
Total increase (decrease)	2,274,748	(7,517,470)

Net assets at beginning of period	11,803,629	19,321,099
Net assets at end of period	$ 14,078,377	$ 11,803,629

(1) Commenced operations July 21, 2008.

See accompanying notes.

Bond &		Calvert
Mortgage		Income		Diversified
Securities		Initial Shares		International
Division		Division (1)		Division
2009	2008	2009	2008	2009	2008

$ 4,628,000	$ 2,884,526	$ 2,287	$ 184	$ 3,643,847	$1,670,139
(1,857,818)	(2,331,520)	224	(2)	(6,461,383)	19,628,472
4,814,459	(9,066,413)	783	(142)	20,937,623	(76,599,967)
7,584,641	(8,513,407)	3,294	40	18,120,087	(55,301,356)

–	–	–	–	277,822	–

7,584,641	(8,513,407)	3,294	40	18,397,909	(55,301,356)

13,882,277	20,145,171	40,788	5,413	20,996,157	32,484,056
(2,529,376)	(10,260,667)	(132)	–	(3,681,210)	(8,797,214)
(85,009)	(27,988)	–	–	(89,721)	(95,029)
(642,431)	(633,179)	–	–	(747,869)	(811,883)
(9,141,853)	(10,571,468)	(355)	–	(11,118,088)	(12,991,787)
(2,323,865)	(2,541,943)	(4,843)	(147)	(3,881,091)	(4,066,866)
(172,903)	(251,460)	(183)	(5)	(291,977)	(421,109)
(303,522)	(455,820)	(52)	–	(310,172)	(464,774)
(1,316,682)	(4,597,354)	35,223	5,261	876,029	4,835,394
6,267,959	(13,110,761)	38,517	5,301	19,273,938	(50,465,962)

38,445,985	51,556,746	5,301	–	64,960,192	115,426,154
$ 44,713,944	$ 38,445,985	$ 43,818	$ 5,301	$ 84,234,130	$ 64,960,192

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Dreyfus IP
	Core Value
	Service Shares
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 9,275	$ 12,107
Total realized gains (losses) on investments	(56,841)	(2,327)
Change in net unrealized appreciation or depreciation of investments	119,215	(280,171)
Net gains (losses) from investments	71,649	(270,391)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	71,649	(270,391)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	156,695	320,469
Contract terminations and surrenders	(19,350)	(17,694)
Death benefit payments	–	–
Policy loan transfers	(360)	(1,159)
Transfers to other contracts	(126,492)	(339,699)
Cost of insurance and administration charges	(8,791)	(8,540)
Mortality and expenses charges	(1,007)	(1,177)
Surrender charges	(1,775)	1,143
Increase (decrease) in net assets from policy related transactions	(1,080)	(46,657)
Total increase (decrease)	70,569	(317,048)

Net assets at beginning of period	374,880	691,928
Net assets at end of period	$ 445,449	$ 374,880

See accompanying notes.

Dreyfus
Socially				Dreyfus VIF
Responsible		Dreyfus VIF		Developing
Growth		Appreciation		Leaders
Service Shares		Service Shares		Service Shares
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 406	$ 215	$ 24,749	$ 19,389	$ 26,455	$ 15,765
(869)	(2,609)	(109,648)	89,138	(248,075)	(372,317)
22,584	(19,728)	308,888	(521,751)	769,430	(964,347)
22,121	(22,122)	223,989	(413,224)	547,810	(1,320,899)

–	–	–	–	–	–

22,121	(22,122)	223,989	(413,224)	547,810	(1,320,899)

37,962	48,340	470,530	382,453	844,374	1,309,721
(5)	(8,939)	(120,344)	(36,663)	(54,672)	(346,272)
–	–	–	–	(4,752)	–
–	–	(18,035)	1,270	(17,426)	(23,829)
(10,439)	(7,139)	(347,128)	(230,884)	(391,646)	(735,478)
(1,925)	(1,662)	(21,103)	(19,057)	(215,677)	(250,270)
(236)	(234)	(2,447)	(2,635)	(14,445)	(18,324)
–	578	5,891	(3,138)	(32,740)	(18,225)
25,357	30,944	(32,636)	91,346	113,016	(82,677)
47,478	8,822	191,353	(321,878)	660,826	(1,403,576)

61,719	52,897	1,027,821	1,349,699	1,955,721	3,359,297
$ 109,197	$ 61,719	$ 1,219,174	$ 1,027,821	$ 2,616,547	$1,955,721

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Dreyfus VIF
	Quality Bond
	Service Shares
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 79,604	$ 42,673
Total realized gains (losses) on investments	(4,660)	(3,775)
Change in net unrealized appreciation or depreciation of investments	170,038	(77,417)
Net gains (losses) from investments	244,982	(38,519)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	244,982	(38,519)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,550,100	1,188,884
Contract terminations and surrenders	(287,674)	–
Death benefit payments	(12,631)	–
Policy loan transfers	266	1,058
Transfers to other contracts	(871,799)	(166,885)
Cost of insurance and administration charges	(32,120)	(13,973)
Mortality and expenses charges	(3,646)	(1,936)
Surrender charges	12,369	–
Increase (decrease) in net assets from policy related transactions	354,865	1,007,148
Total increase (decrease)	599,847	968,629

Net assets at beginning of period	1,502,484	533,855
Net assets at end of period	$ 2,102,331	$ 1,502,484

(1) Commenced operations May 19, 2008.

See accompanying notes.

DWS Dreman				Fidelity VIP
Small Mid Cap		Equity		Equity-Income
Value Class B		Income		Initial Class
Division (1)		Division		Division
2009	2008	2009	2008	2009	2008

$ 3,604	$ –	$ 327,074	$174,249	$ 405,952	$ 682,642
(74,232)	(3,318)	(837,714)	207,736	(1,906,592)	(3,086,033)
167,055	(93,190)	1,615,549	(3,205,648)	6,394,534	(13,114,696)
96,427	(96,508)	1,104,909	(2,823,663)	4,893,894	(15,518,087)

–	–	–	–	–	–

96,427	(96,508)	1,104,909	(2,823,663)	4,893,894	(15,518,087)

711,078	320,961	2,124,307	2,384,859	3,279,580	5,448,271
(237)	–	(338,997)	(487,874)	(1,285,771)	(5,765,089)
–	–	(27,602)	(36,288)	(40,264)	(34,843)
(99,549)	–	(96,862)	(86,034)	(212,663)	(251,209)
(156,663)	(6,696)	(1,176,815)	(765,387)	(2,204,777)	(4,229,467)
(7,958)	(1,510)	(463,174)	(479,039)	(1,319,612)	(1,540,518)
(579)	(193)	(31,285)	(47,107)	(93,500)	(178,797)
(93)	–	(54,594)	(39,921)	(107,485)	(218,627)
445,999	312,562	(65,022)	443,209	(1,984,492)	(6,770,279)
542,426	216,054	1,039,887	(2,380,454)	2,909,402	(22,288,366)

216,054	–	5,604,632	7,985,086	17,484,083	39,772,449
$ 758,480	$ 216,054	$ 6,644,519	$5,604,632	$ 20,393,485	$ 17,484,083

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Fidelity VIP
	Equity-Income
	Service
	Class 2
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 275,413	$ 407,980
Total realized gains (losses) on investments	(2,974,007)	(1,750,611)
Change in net unrealized appreciation or depreciation of investments	5,950,630	(7,071,859)
Net gains (losses) from investments	3,252,036	(8,414,490)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	3,252,036	(8,414,490)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,447,427	10,992,661
Contract terminations and surrenders	(236,440)	(1,719,394)
Death benefit payments	(11,391)	(2,229)
Policy loan transfers	(82,885)	(310,046)
Transfers to other contracts	(5,454,202)	(4,852,383)
Cost of insurance and administration charges	(709,754)	(799,080)
Mortality and expenses charges	(52,678)	(68,068)
Surrender charges	(73,091)	(26,867)
Increase (decrease) in net assets from policy related transactions	(1,173,014)	3,214,594
Total increase (decrease)	2,079,022	(5,199,896)

Net assets at beginning of period	13,029,928	18,229,824
Net assets at end of period	$ 15,108,950	$ 13,029,928

See accompanying notes.

Fidelity VIP				Fidelity VIP
Growth		Fidelity VIP		High Income
Service		High Income		Service
Class 2		Initial Class		Class 2
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 14,344	$ 59,864	$ 403,278	$ 409,156	$ 996,074	$ 651,618
(1,177,498)	(143,352)	(241,574)	(639,048)	(451,433)	(265,246)
3,173,025	(5,766,369)	1,360,485	(1,039,584)	2,820,256	(2,178,605)
2,009,871	(5,849,857)	1,522,189	(1,269,476)	3,364,897	(1,792,233)

–	–	–	–	–	–

2,009,871	(5,849,857)	1,522,189	(1,269,476)	3,364,897	(1,792,233)

3,283,972	5,155,691	2,330,652	1,597,155	9,141,141	4,914,720
(511,626)	(1,205,395)	(404,120)	(1,665,753)	(241,334)	(486,218)
(14,458)	(6,389)	(1,425)	(15,348)	(3,197)	–
(128,056)	(76,224)	(34,635)	(42,653)	(140,704)	3,418
(2,392,203)	(1,994,457)	(702,043)	(1,432,976)	(3,558,919)	(2,300,883)
(485,584)	(493,318)	(298,540)	(295,337)	(279,952)	(155,879)
(39,719)	(49,851)	(20,577)	(34,134)	(27,997)	(18,622)
(41,402)	(15,031)	(31,512)	(50,321)	2,185	6,887
(329,076)	1,315,026	837,800	(1,939,367)	4,891,223	1,963,423
1,680,795	(4,534,831)	2,359,989	(3,208,843)	8,256,120	171,190

6,605,734	11,140,565	3,204,028	6,412,871	5,933,827	5,762,637
$ 8,286,529	$ 6,605,734	$ 5,564,017	$ 3,204,028	$ 14,189,947	$ 5,933,827

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Fidelity VIP II
	Asset Manager
	Service
	Class 2
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 27,801	$ 68,875
Total realized gains (losses) on investments	(556,395)	99,019
Change in net unrealized appreciation or depreciation of investments	925,239	(1,008,412)
Net gains (losses) from investments	396,645	(840,518)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	396,645	(840,518)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	851,615	1,977,784
Contract terminations and surrenders	(389,992)	(67,588)
Death benefit payments	(1,061)	–
Policy loan transfers	(108,157)	(12,000)
Transfers to other contracts	(1,504,776)	(846,605)
Cost of insurance and administration charges	(42,436)	(46,831)
Mortality and expenses charges	(5,110)	(6,482)
Surrender charges	(9,066)	4,366
Increase (decrease) in net assets from policy related transactions	(1,208,983)	1,002,644
Total increase (decrease)	(812,338)	162,126

Net assets at beginning of period	2,185,323	2,023,197
Net assets at end of period	$ 1,372,985	$ 2,185,323

See accompanying notes.

		Fidelity VIP II		Fidelity VIP III
Fidelity VIP II		Contrafund		Mid Cap
Contrafund		Service		Service
Initial Class		Class 2		Class 2
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 684,260	$ 696,898	$ 501,177	$ 360,263	$ 102,232	$ 54,739
(3,908,181)	(1,211,978)	(3,524,502)	(1,626,958)	(1,806,277)	2,364,260
18,252,357	(37,870,835)	15,866,423	(19,495,922)	8,890,474	(13,124,767)
15,028,436	(38,385,915)	12,843,098	(20,762,617)	7,186,429	(10,705,768)

–	–	–	–	–	–

15,028,436	(38,385,915)	12,843,098	(20,762,617)	7,186,429	(10,705,768)

7,480,755	12,727,593	18,439,744	27,414,987	10,967,230	11,754,994
(3,480,510)	(12,056,950)	(1,807,047)	(1,887,135)	(1,282,745)	(705,181)
(160,913)	(112,102)	(18,684)	(10,437)	(8,434)	(5,436)
(661,142)	(559,692)	(214,375)	(303,600)	(113,232)	(35,808)
(4,775,391)	(6,498,638)	(9,117,588)	(10,273,306)	(6,036,694)	(8,188,621)
(3,201,613)	(3,605,901)	(1,589,524)	(1,421,942)	(847,174)	(723,558)
(216,154)	(402,345)	(136,658)	(137,011)	(76,507)	(78,020)
(257,100)	(440,971)	(91,643)	(61,049)	2,246	(15,953)
(5,272,068)	(10,949,006)	5,464,225	13,320,507	2,604,690	2,002,417
9,756,368	(49,334,921)	18,307,323	(7,442,110)	9,791,119	(8,703,351)

47,135,629	96,470,550	32,809,704	40,251,814	16,907,468	25,610,819
$ 56,891,997	$ 47,135,629	$ 51,117,027	$ 32,809,704	$ 26,698,587	$ 16,907,468

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Franklin
	Income
	Securities
	Class 2
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 687,873	$ 456,007
Total realized gains (losses) on investments	(635,192)	(109,960)
Change in net unrealized appreciation or depreciation of investments	2,633,725	(3,263,283)
Net gains (losses) from investments	2,686,406	(2,917,236)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	2,686,406	(2,917,236)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,144,154	3,851,492
Contract terminations and surrenders	(606,333)	(211,890)
Death benefit payments	(11,383)	–
Policy loan transfers	(53,746)	(7,578)
Transfers to other contracts	(2,087,968)	(2,548,329)
Cost of insurance and administration charges	(264,731)	(200,367)
Mortality and expenses charges	(30,284)	(27,684)
Surrender charges	31,295	1,259
Increase (decrease) in net assets from policy related transactions	121,004	856,903
Total increase (decrease)	2,807,410	(2,060,333)

Net assets at beginning of period	7,346,493	9,406,826
Net assets at end of period	$ 10,153,903	$ 7,346,493

(1) Represented the operations of Franklin Mutual Discovery Securities Class 2 Division until May 18, 2009 name change.

See accompanying notes.

Franklin				Franklin
Mutual		Franklin		Rising
Global Discovery		Mutual		Dividends
Securities		Shares		Securities
Class 2		Class 2		Class 2
Division (1)		Division		Division
2009	2008	2009	2008	2009	2008

$ 112,235	$ 198,904	$ 122,668	$ 202,747	$ 26,800	$ 34,271
(104,942)	157,548	(792,109)	(23,298)	(199,506)	(99,138)
2,039,192	(3,100,317)	2,210,596	(3,036,536)	513,927	(563,986)
2,046,485	(2,743,865)	1,541,155	(2,857,087)	341,221	(628,853)

–	–	–	–	–	–

2,046,485	(2,743,865)	1,541,155	(2,857,087)	341,221	(628,853)

5,732,645	5,270,649	3,796,683	3,842,790	978,336	1,015,695
(315,702)	(540,328)	(343,827)	(147,445)	(494,530)	(79,021)
–	–	(9,148)	–	–	–
(12,877)	(5,484)	(43,262)	(11,589)	(12,160)	(109,924)
(2,204,375)	(2,882,489)	(2,290,301)	(2,246,736)	(507,359)	(1,429,312)
(198,823)	(150,022)	(151,603)	(128,789)	(51,049)	(42,370)
(22,149)	(20,734)	(17,370)	(17,824)	(5,595)	(5,851)
641	11,840	1,291	1,253	27,686	4,578
2,979,360	1,683,432	942,463	1,291,660	(64,671)	(646,205)
5,025,845	(1,060,433)	2,483,618	(1,565,427)	276,550	(1,275,058)

7,114,903	8,175,336	5,268,606	6,834,033	1,640,965	2,916,023
$ 12,140,748	$ 7,114,903	$ 7,752,224 $	5,268,606	$ 1,917,515 $	1,640,965

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Franklin
	Small Cap
	Value
	Securities
	Class 2
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 98,782	$ 59,043
Total realized gains (losses) on investments	(736,086)	185,235
Change in net unrealized appreciation or depreciation of investments	2,479,823	(2,201,737)
Net gains (losses) from investments	1,842,519	(1,957,459)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,842,519	(1,957,459)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,649,118	3,418,251
Contract terminations and surrenders	(331,516)	(59,420)
Death benefit payments	(2,163)	–
Policy loan transfers	(32,648)	7,234
Transfers to other contracts	(3,564,712)	(2,044,231)
Cost of insurance and administration charges	(137,338)	(95,501)
Mortality and expenses charges	(15,560)	(13,199)
Surrender charges	17,482	(4,889)
Increase (decrease) in net assets from policy related transactions	1,582,663	1,208,245
Total increase (decrease)	3,425,182	(749,214)

Net assets at beginning of period	4,470,683	5,219,897
Net assets at end of period	$ 7,895,865	$ 4,470,683

(1) Commenced operations May 19, 2008.
(2) Commenced operations November 23, 2009.

See accompanying notes.

			Goldman Sachs
Franklin		Franklin	VIT Structured
Strategic Income		U.S. Government	Small Cap
Securities		Fund	Equity Service
Class 2		Class 2	Class I
Division (1)		Division (2)	Division
2009	2008	2009	2009	2008

$ 66,002	$ –	$ –	$ 3,805	$ 3,142
(6,260)	(232)	–	(139,840)	(78,620)
159,522	(19,637)	–	259,279	(92,920)
219,264	(19,869)	–	123,244	(168,398)

–	–	–	–	–

219,264	(19,869)	–	123,244	(168,398)

2,821,743	334,960	–	338,009	392,564
–	–	–	(4,973)	(4,665)
–	–	–	–	–
–	–	–	(758)	5,119
(336,796)	(59,779)	–	(413,428)	(228,603)
(19,092)	(1,774)	–	(13,973)	(10,462)
(1,737)	(237)	–	(1,595)	(1,456)
–	–	–	(135)	(399)
2,464,118	273,170	–	(96,853)	152,098
2,683,382	253,301	–	26,391	(16,300)

253,301	–	–	345,122	361,422
$ 2,936,683	$ 253,301	$ –	$ 371,513	$ 345,122

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Government
	& High
	Quality
	Bond
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 2,199,998	$ 1,740,726
Total realized gains (losses) on investments	(595,920)	(481,899)
Change in net unrealized appreciation or depreciation of investments	240,285	(1,940,789)
Net gains (losses) from investments	1,844,363	(681,962)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,844,363	(681,962)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	14,598,470	20,543,950
Contract terminations and surrenders	(2,456,270)	(6,097,199)
Death benefit payments	(81,932)	(38,342)
Policy loan transfers	(253,252)	(601,096)
Transfers to other contracts	(8,761,690)	(13,494,726)
Cost of insurance and administration charges	(2,064,336)	(1,952,586)
Mortality and expenses charges	(169,245)	(217,760)
Surrender charges	(259,864)	(339,717)
Increase (decrease) in net assets from policy related transactions	551,881	(2,197,476)
Total increase (decrease)	2,396,244	(2,879,438)

Net assets at beginning of period	34,286,626	37,166,064
Net assets at end of period	$ 36,682,870	$ 34,286,626

See accompanying notes.

				Janus
International				Aspen
Emerging		International		Balanced
Markets		SmallCap		Service Shares
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 420,439	$ 256,413	$ 970,799	$ 1,018,892	$ 50,473	$ 31,130
(3,105,416)	6,953,547	(6,762,921)	5,946,657	15,877	(119,716)
13,577,208	(24,124,075)	15,579,844	(38,750,243)	281,132	(174,273)
10,892,231	(16,914,115)	9,787,722	(31,784,694)	347,482	(262,859)

29,795	–	119,831	–	–	–

10,922,026	(16,914,115)	9,907,553	(31,784,694)	347,482	(262,859)

12,643,719	13,289,789	10,123,470	18,376,761	2,368,766	1,614,731
(1,815,109)	(3,536,862)	(2,189,425)	(6,389,223)	(54,994)	(403,266)
(106,313)	(35,708)	(109,590)	(59,477)	–	–
(276,508)	(279,854)	(383,932)	(616,528)	860	(916)
(4,808,539)	(5,115,033)	(7,828,114)	(11,643,060)	(567,612)	(1,058,771)
(1,561,839)	(1,418,377)	(1,932,760)	(2,273,400)	(23,680)	(16,051)
(108,619)	(127,815)	(143,018)	(237,065)	(2,856)	(2,222)
(139,535)	(240,962)	(148,075)	(291,323)	3,538	26,052
3,827,257	2,535,178	(2,611,444)	(3,133,315)	1,724,022	159,557
14,749,283	(14,378,937)	7,296,109	(34,918,009)	2,071,504	(103,302)

14,664,016	29,042,953	30,378,126	65,296,135	995,207	1,098,509
$ 29,413,299	$ 14,664,016	$ 37,674,235	$ 30,378,126	$ 3,066,711	$ 995,207

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Janus
	Aspen
	Enterprise
	Service Shares
	Division (1)
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (77)	$ 4,730
Total realized gains (losses) on investments	(351,548)	(339,660)
Change in net unrealized appreciation or depreciation of investments	2,361,747	(3,457,161)
Net gains (losses) from investments	2,010,122	(3,792,091)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	2,010,122	(3,792,091)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,105,612	4,428,335
Contract terminations and surrenders	(255,954)	(1,068,298)
Death benefit payments	(484)	(1,504)
Policy loan transfers	(58,669)	(57,263)
Transfers to other contracts	(1,853,138)	(2,603,190)
Cost of insurance and administration charges	(220,116)	(261,339)
Mortality and expenses charges	(18,600)	(31,641)
Surrender charges	(27,046)	(45,646)
Increase (decrease) in net assets from policy related transactions	671,605	359,454
Total increase (decrease)	2,681,727	(3,432,637)

Net assets at beginning of period	4,038,758	7,471,395
Net assets at end of period	$ 6,720,485	$ 4,038,758

(1) Represented the operations of Janus Aspen Mid Cap Growth Service Shares Division until May 18, 2009 name change.
(2) Commenced operations July 21, 2008.
(3) Represented the operations of Janus Aspen International Growth Service Shares Division until May 18,
2009 name change.

See accompanying notes.

Janus		Janus		Janus
Aspen		Aspen		Aspen
Flexible Bond		Forty		Overseas
Service Shares		Service Shares		Service Shares
Division		Division (2)		Division (3)
2009	2008	2009	2008	2009	2008

$ 764,308	$ 276,998	$ 3	$ –	$ 17,447	$ 118,976
329,150	(62,382)	3,963	(1)	(676,922)	367,836
975,251	116,771	21,095	(4)	2,881,119	(3,249,037)
2,068,709	331,387	25,061	(5)	2,221,644	(2,762,225)

–	–	–	–	–	–

2,068,709	331,387	25,061	(5)	2,221,644	(2,762,225)

20,368,016	8,449,449	299,862	1,219	3,191,910	3,464,840
(691,006)	(1,132,032)	–	–	(138,055)	(44,105)
(7,804)	–	–	–	–	–
(92,827)	(1,869)	–	–	(40,303)	(3,379)
(4,886,321)	(2,569,704)	(17,154)	(1)	(1,682,168)	(1,509,179)
(329,901)	(144,933)	(6,306)	(18)	(106,553)	(73,652)
(36,532)	(19,994)	(264)	(1)	(12,096)	(10,196)
44,356	59,683	–	–	5,266	(1,205)
14,367,981	4,640,600	276,138	1,199	1,218,001	1,823,124
16,436,690	4,971,987	301,199	1,194	3,439,645	(939,101)

8,679,592	3,707,605	1,194	–	2,726,108	3,665,209
$ 25,116,282	$ 8,679,592	$ 302,393	$ 1,194	$ 6,165,753	$ 2,726,108

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Janus
	Aspen
	Research
	Core
	Service Shares
	Division (1)
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 4,283	$ 115,107
Total realized gains (losses) on investments	(294,019)	464,172
Change in net unrealized appreciation or depreciation of investments	905,637	(1,712,825)
Net gains (losses) from investments	615,901	(1,133,546)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	615,901	(1,133,546)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	648,091	1,192,075
Contract terminations and surrenders	(75,589)	(34,937)
Death benefit payments	–	–
Policy loan transfers	5,959	(6,748)
Transfers to other contracts	(425,766)	(779,092)
Cost of insurance and administration charges	(41,034)	(35,479)
Mortality and expenses charges	(4,702)	(4,903)
Surrender charges	3,736	1,181
Increase (decrease) in net assets from policy related transactions	110,695	332,097
Total increase (decrease)	726,596	(801,449)

Net assets at beginning of period	1,658,998	2,460,447
Net assets at end of period	$ 2,385,594	$ 1,658,998

(1) Represented the operations of Janus Aspen Fundamental Equity Service Shares Division until May 18,
2009 name change.
(2) Represented the operations of Janus Aspen Worldwide Growth Service Shares Division until May 18,
2009 name change.
(3) Commenced operations April 24, 2009.

See accompanying notes.

Janus
Aspen		JP Morgan	JP Morgan
Worldwide		Core Bond	Small Cap Core	LargeCap
Service Shares		Class I	Class I	Blend II
Division (2)		Division (3)	Division (3)	Division
2009	2008	2009	2009	2009	2008

$ 7,840	$ 8,055	$ –	$ 6,557	$ 170,341	$ 157,150
(93,431)	(11,638)	16,744	161,597	(1,022,233)	3,785,698
309,744	(415,509)	61,952	555,556	3,425,038	(8,768,772)
224,153	(419,092)	78,696	723,710	2,573,146	(4,825,924)

–	–	–	–	–	–

224,153	(419,092)	78,696	723,710	2,573,146	(4,825,924)

343,631	417,185	2,391,389	3,310,237	3,462,815	4,499,711
(13,234)	(731)	(173,767)	(184,317)	(354,087)	(818,699)
(6,181)	–	–	–	(15,747)	(41,533)
(14,161)	(166)	(574)	13,860	(52,496)	(123,965)
(430,303)	(455,793)	(803,244)	(829,786)	(1,401,097)	(2,090,382)
(14,711)	(13,610)	(23,488)	(37,829)	(752,940)	(813,479)
(1,691)	(1,879)	(2,763)	(4,371)	(53,632)	(70,266)
585	47	(11,171)	10,072	(102,873)	(149,375)
(136,065)	(54,947)	1,376,382	2,277,866	729,943	392,012
88,088	(474,039)	1,455,078	3,001,576	3,303,089	(4,433,912)

537,201	1,011,240	–	–	8,336,101	12,770,013
$ 625,289	$ 537,201	$ 1,455,078	$ 3,001,576	$ 11,639,190	$ 8,336,101

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	LargeCap
	Growth
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 150,687	$ 131,753
Total realized gains (losses) on investments	(1,005,024)	(229,246)
Change in net unrealized appreciation or depreciation of investments	5,802,913	(13,447,438)
Net gains (losses) from investments	4,948,576	(13,544,931)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	4,948,576	(13,544,931)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	6,148,633	8,651,888
Contract terminations and surrenders	(1,146,804)	(2,919,233)
Death benefit payments	(37,427)	(66,501)
Policy loan transfers	(282,129)	(383,042)
Transfers to other contracts	(2,554,883)	(3,125,968)
Cost of insurance and administration charges	(1,444,126)	(1,481,610)
Mortality and expenses charges	(97,645)	(162,297)
Surrender charges	(88,457)	(125,993)
Increase (decrease) in net assets from policy related transactions	497,162	387,244
Total increase (decrease)	5,445,738	(13,157,687)

Net assets at beginning of period	17,810,368	30,968,055
Net assets at end of period	$ 23,256,106	$ 17,810,368

See accompanying notes.

LargeCap		LargeCap		LargeCap
Growth I		S&P 500 Index		Value
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 33,086	$ 137,167	$ 756,150	$ 821,609	$ 2,018,572	$ 1,244,876
(1,528,477)	(1,063,581)	(756,241)	363,202	(2,872,369)	6,186,671
30,688,338	(38,466,530)	4,224,709	(13,124,890)	7,174,056	(30,516,771)
29,192,947	(39,392,944)	4,224,618	(11,940,079)	6,320,259	(23,085,224)

–	–	–	–	–	–

29,192,947	(39,392,944)	4,224,618	(11,940,079)	6,320,259	(23,085,224)

12,958,899	15,649,021	5,274,864	6,309,479	5,611,413	7,854,481
(3,684,056)	(6,276,855)	(989,591)	(14,222,502)	(1,865,182)	(3,097,081)
(99,331)	(123,910)	(2,671)	(48,097)	(196,733)	(129,237)
(732,864)	(1,119,376)	(272,955)	(136,401)	(350,517)	(479,933)
(5,402,293)	(6,600,231)	(1,800,882)	(3,556,393)	(2,641,141)	(3,227,945)
(4,601,138)	(4,793,001)	(1,352,147)	(1,625,034)	(2,644,240)	(2,759,630)
(320,416)	(528,901)	(93,689)	(168,421)	(181,554)	(284,846)
(334,627)	(322,871)	(179,190)	(495,857)	(151,488)	(164,529)
(2,215,826)	(4,116,124)	583,739	(13,943,226)	(2,419,442)	(2,288,720)
26,977,121	(43,509,068)	4,808,357	(25,883,305)	3,900,817	(25,373,944)

56,770,606	100,279,674	15,467,018	41,350,323	41,589,751	66,963,695
$ 83,747,727	$ 56,770,606	$ 20,275,375	$ 15,467,018	$ 45,490,568	$ 41,589,751

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	LargeCap
	Value III
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 438,886	$ 397,568
Total realized gains (losses) on investments	(1,869,400)	(670,182)
Change in net unrealized appreciation or depreciation of investments	3,742,324	(8,230,412)
Net gains (losses) from investments	2,311,810	(8,503,026)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	2,311,810	(8,503,026)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,378,500	7,477,972
Contract terminations and surrenders	(485,138)	(1,272,071)
Death benefit payments	(40,599)	(47,067)
Policy loan transfers	(316,361)	(170,168)
Transfers to other contracts	(2,628,037)	(6,280,299)
Cost of insurance and administration charges	(923,515)	(1,031,592)
Mortality and expenses charges	(68,862)	(95,377)
Surrender charges	(103,091)	(148,216)
Increase (decrease) in net assets from policy related transactions	(187,103)	(1,566,818)
Total increase (decrease)	2,124,707	(10,069,844)

Net assets at beginning of period	11,722,967	21,792,811
Net assets at end of period	$ 13,847,674	$ 11,722,967

See accompanying notes.

				MFS VIT
MFS VIT		MFS VIT		MidCap
Global Equity		Growth		Growth
Service Class		Service Class		Service Class
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 9,238	$ 1,778	$ 328	$ –	$ –	$ –
(33,640)	3,346	(108,041)	(18,825)	(189,331)	11,179
178,260	(95,307)	573,224	(391,961)	298,051	(294,179)
153,858	(90,183)	465,511	(410,786)	108,720	(283,000)

–	–	–	–	–	–

153,858	(90,183)	465,511	(410,786)	108,720	(283,000)

266,865	207,339	1,689,922	972,725	323,945	121,730
(2,127)	(22,519)	(49,163)	–	(19,951)	(9,367)
(106)	–	(965)	–	–	–
(919)	(5,931)	(1,577)	897	–	(249)
(155,460)	(33,532)	(576,201)	(371,813)	(359,813)	(163,620)
(7,898)	(4,390)	(29,332)	(19,064)	(8,047)	(9,250)
(874)	(607)	(3,177)	(2,628)	(936)	(1,284)
(203)	(1,658)	2,349	–	1,283	605
99,278	138,702	1,031,856	580,117	(63,519)	(61,435)
253,136	48,519	1,497,367	169,331	45,201	(344,435)

283,921	235,402	867,125	697,794	242,161	586,596
$ 537,057	$ 283,921	$ 2,364,492	$ 867,125	$ 287,362	$ 242,161

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	MFS VIT
	New Discovery
	Service Class
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ –
Total realized gains (losses) on investments	(435,622)	182,450
Change in net unrealized appreciation or depreciation of investments	1,182,837	(896,293)
Net gains (losses) from investments	747,215	(713,843)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	747,215	(713,843)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,173,207	586,363
Contract terminations and surrenders	(26,033)	(34,356)
Death benefit payments	(3,594)	–
Policy loan transfers	(17,375)	272
Transfers to other contracts	(919,829)	(284,820)
Cost of insurance and administration charges	(69,719)	(50,975)
Mortality and expenses charges	(5,784)	(4,819)
Surrender charges	(3,734)	(8,588)
Increase (decrease) in net assets from policy related transactions	1,127,139	203,077
Total increase (decrease)	1,874,354	(510,766)

Net assets at beginning of period	1,149,331	1,660,097
Net assets at end of period	$ 3,023,685	$ 1,149,331

(1) Commenced operations on November 24, 2008.
(2) Commenced operations on July 21, 2008.

See accompanying notes.

MFS VIT
Research		MFS VIT			MFS VIT
International		Total Return			Utilities
Service Class		Service Class			Service Class
Division		Division (1)			Division (2)
2009	2008	2009	2008		2009	2008

$ 79	$ 12	$ –	$ –		$ 700	$ –
1,152	66	249		–	279	–
10,850	(1,199)	1,588		–	14,223	371
12,081	(1,121)	1,837		–	15,202	371

–	–	–		–	–	–

12,081	(1,121)	1,837		–	15,202	371

571,364	923	44,956		–	118,189	10,143
–	–	–		–	–	–
–	–	–		–	–	–
–	–	–		–	–	–
(206,114)	1	(1,675)		–	(1,533)	–
(1,759)	(123)	(443)		–	(5,524)	(240)
(171)	(15)	(20)		–	(209)	(8)
–	–	–		–	–	–
363,320	786	42,818		–	110,923	9,895
375,401	(335)	44,655		–	126,125	10,266

2,640	2,975	–		–	10,266	–
$ 378,041	$ 2,640	$ 44,655	$ –		$ 136,391	$ 10,266

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	MFS VIT
	Value
	Service Class
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 97,898	$ 38,353
Total realized gains (losses) on investments	(787,134)	45,366
Change in net unrealized appreciation or depreciation of investments	2,525,407	(2,237,415)
Net gains (losses) from investments	1,836,171	(2,153,696)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,836,171	(2,153,696)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	6,120,221	6,111,742
Contract terminations and surrenders	(872,344)	(119,306)
Death benefit payments	(8,105)	–
Policy loan transfers	(195,167)	(5,996)
Transfers to other contracts	(2,860,959)	(654,072)
Cost of insurance and administration charges	(181,892)	(98,174)
Mortality and expenses charges	(20,457)	(13,545)
Surrender charges	54,343	(2,641)
Increase (decrease) in net assets from policy related transactions	2,035,640	5,218,008
Total increase (decrease)	3,871,811	3,064,312

Net assets at beginning of period	6,050,427	2,986,115
Net assets at end of period	$ 9,922,238	$ 6,050,427

See accompanying notes.

MidCap		MidCap		MidCap
Blend		Growth I		Value II
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 460,320	$ 393,580	$ 19,319	$ 13,682	$ 273,506	$ 184,952
(46,503)	6,914,985	(1,080,258)	1,399,264	(2,678,152)	(440,688)
17,936,142	(37,525,546)	5,020,619	(9,468,004)	7,138,706	(10,902,591)
18,349,959	(30,216,981)	3,959,680	(8,055,058)	4,734,060	(11,158,327)

–	–	–	–	–	–

18,349,959	(30,216,981)	3,959,680	(8,055,058)	4,734,060	(11,158,327)

12,680,530	19,361,886	4,120,812	5,772,701	5,711,897	8,602,737
(4,307,097)	(10,079,328)	(605,400)	(2,326,796)	(660,392)	(2,297,698)
(234,276)	(134,864)	(61,078)	(35,762)	(16,929)	(8,818)
(772,312)	(1,100,349)	(210,779)	(148,808)	(153,014)	(141,907)
(6,807,385)	(8,014,531)	(1,881,059)	(2,535,046)	(4,271,565)	(5,307,090)
(3,741,165)	(3,934,580)	(934,495)	(969,593)	(1,087,397)	(1,228,297)
(228,154)	(358,321)	(68,162)	(98,286)	(81,267)	(119,220)
(334,403)	(457,161)	(78,678)	(135,897)	(153,596)	(179,041)
(3,744,262)	(4,717,248)	281,161	(477,487)	(712,263)	(679,334)
14,605,697	(34,934,229)	4,240,841	(8,532,545)	4,021,797	(11,837,661)

57,439,881	92,374,110	11,337,074	19,869,619	13,902,991	25,740,652
$ 72,045,578	$ 57,439,881	$ 15,577,915	$ 11,337,074	$ 17,924,788	$ 13,902,991

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Money
	Market
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 501,385	$ 3,320,925
Total realized gains (losses) on investments	–	4
Change in net unrealized appreciation or depreciation of investments	3	–
Net gains (losses) from investments	501,388	3,320,929

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	501,388	3,320,929

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	173,805,074	230,080,579
Contract terminations and surrenders	(20,676,899)	(28,406,439)
Death benefit payments	(312,503)	(35,924)
Policy loan transfers	(3,732,243)	(5,843,235)
Transfers to other contracts	(123,618,823)	(119,036,876)
Cost of insurance and administration charges	(9,267,182)	(6,960,009)
Mortality and expenses charges	(748,608)	(725,328)
Surrender charges	(1,308,590)	(778,913)
Increase (decrease) in net assets from policy related transactions	14,140,226	68,293,855
Total increase (decrease)	14,641,614	71,614,784

Net assets at beginning of period	185,704,154	114,089,370
Net assets at end of period	$ 200,345,768	$ 185,704,154

(1) Commenced operations on November 24, 2008.

See accompanying notes.

		Neuberger		Neuberger
		Berman AMT		Berman AMT
Mortgage		Guardian		Partners
Securities		I Class		I Class
Division (1)		Division		Divison
2009	2008	2009	2008	2009	2008

$ 199,046	$ –	$ 14,565	$ 2,030	$ 87,568	$ 16,022
(38,169)	–	(83,146)	(2,319)	(350,153)	329,304
(32,987)	(3)	365,887	(176,311)	1,751,466	(2,100,253)
127,890	(3)	297,306	(176,600)	1,488,881	(1,754,927)

–	–	–	–	–	–

127,890	(3)	297,306	(176,600)	1,488,881	(1,754,927)

5,509,871	3,022	1,577,471	327,006	2,422,207	2,797,914
(58,372)	–	(21,469)	(10,363)	(101,114)	–
–	–	–	–	–	–
(106)	–	13	(24)	(6,930)	(12,124)
(3,537,120)	–	(725,562)	(297,717)	(1,460,129)	(711,607)
(63,732)	–	(12,700)	(5,182)	(71,775)	(40,287)
(5,380)	–	(1,452)	(717)	(7,912)	(5,546)
(8,882)	–	(485)	(124)	6,505	–
1,836,279	3,022	815,816	12,879	780,852	2,028,350
1,964,169	3,019	1,113,122	(163,721)	2,269,733	273,423

3,019	–	383,104	546,825	1,904,930	1,631,507
$ 1,967,188	$ 3,019	$ 1,496,226	$ 383,104	$ 4,174,663	$ 1,904,930

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Neuberger
	Berman AMT
	Small-Cap Growth
	S Class
	Divison
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ –
Total realized gains (losses) on investments	(17,531)	(2,359)
Change in net unrealized appreciation or depreciation of investments	53,430	(41,364)
Net gains (losses) from investments	35,899	(43,723)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	35,899	(43,723)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	116,723	143,116
Contract terminations and surrenders	–	–
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(47,436)	(89,362)
Cost of insurance and administration charges	(3,002)	(1,918)
Mortality and expenses charges	(340)	(266)
Surrender charges	–	–
Increase (decrease) in net assets from policy related transactions	65,945	51,570
Total increase (decrease)	101,844	7,847

Net assets at beginning of period	141,943	134,096
Net assets at end of period	$ 243,787	$ 141,943

(1) Commenced operations on May 19, 2008.
(2) Commenced operations on November 23, 2009.

See accompanying notes.

Oppenheimer		PIMCO	PIMCO	PIMCO	PIMCO
Main Street		High Yield	Real Return	Short-Term	Total Return
Small Cap		Administrative	Administrative	Administrative	Administrative
Service Shares		Class	Class	Class	Class
Division (1)		Division (2)	Division (2)	Division (2)	Division (2)
2009	2008	2009	2009	2009	2009

$ 8	$ –	$ –	$ 125	$ 128	$ 1,024
185	(3)	–	1,882	1,175	7,776
4,742	41	–	(3,436)	(1,403)	(11,000)
4,935	38	–	(1,429)	(100)	(2,200)

–	–	–	–	–	–

4,935	38	–	(1,429)	(100)	(2,200)

91,564	721	–	202,420	130,390	814,076
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
(3,427)	–	–	(50,026)	(1)	(83,131)
(1,648)	(47)	–	(237)	(187)	(467)
(92)	(1)	–	(41)	(8)	(43)
–	–	–	–	–	–
86,397	673	–	152,116	130,194	730,435
91,332	711	–	150,687	130,094	728,235

711	–	–	–	–	–
$ 92,043	$ 711	$ –	$ 150,687	$ 130,094	$ 728,235

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Principal
	LifeTime
	Strategic
	Income
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 83,324	$ 20,410
Total realized gains (losses) on investments	(89,919)	(214)
Change in net unrealized appreciation or depreciation of investments	353,492	(169,589)
Net gains (losses) from investments	346,897	(149,393)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	346,897	(149,393)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,297,635	447,294
Contract terminations and surrenders	(6,855)	(3,761)
Death benefit payments	–	–
Policy loan transfers	(37,893)	–
Transfers to other contracts	(706,531)	(63,580)
Cost of insurance and administration charges	(45,329)	(23,924)
Mortality and expenses charges	(4,066)	(1,866)
Surrender charges	(1,974)	(5,368)
Increase (decrease) in net assets from policy related transactions	1,494,987	348,795
Total increase (decrease)	1,841,884	199,402

Net assets at beginning of period	620,150	420,748
Net assets at end of period	$ 2,462,034	$ 620,150

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2010		2020		2030
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 172,094	$ 78,561	$ 445,349	$ 289,531	$ 208,127	$ 292,932
(499,192)	(23,179)	(1,548,083)	231,673	(1,131,869)	352,997
1,420,702	(787,847)	4,760,302	(3,468,165)	3,883,602	(3,930,984)
1,093,604	(732,465)	3,657,568	(2,946,961)	2,959,860	(3,285,055)

–	–	–	–	–	–

1,093,604	(732,465)	3,657,568	(2,946,961)	2,959,860	(3,285,055)

4,720,908	2,194,220	12,135,441	5,986,939	7,944,630	5,003,326
(8,182)	(6,102)	(133,665)	(129,214)	(262,695)	(124,656)
–	–	–	(444)	–	(17,135)
(42,480)	(241)	(31,894)	(27,279)	(145,586)	(32,621)
(2,068,722)	(965,365)	(4,455,016)	(1,321,666)	(2,386,535)	(1,135,457)
(120,014)	(94,947)	(583,591)	(440,390)	(778,364)	(703,089)
(11,611)	(7,644)	(47,456)	(35,076)	(52,891)	(44,637)
(2,071)	(3,397)	(99,283)	(48,167)	(131,929)	(86,629)
2,467,828	1,116,524	6,784,536	3,984,703	4,186,630	2,859,102
3,561,432	384,059	10,442,104	1,037,742	7,146,490	(425,953)

1,962,941	1,578,882	6,962,969	5,925,227	6,522,919	6,948,872
$ 5,524,373	$ 1,962,941	$ 17,405,073	$ 6,962,969	$ 13,669,409	$ 6,522,919

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Principal
	LifeTime
	2040
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 150,674	$ 197,365
Total realized gains (losses) on investments	(335,748)	159,603
Change in net unrealized appreciation or depreciation of investments	1,818,737	(2,605,841)
Net gains (losses) from investments	1,633,663	(2,248,873)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,633,663	(2,248,873)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,661,525	4,152,690
Contract terminations and surrenders	(122,232)	(32,428)
Death benefit payments	–	(121,784)
Policy loan transfers	41,842	(132,904)
Transfers to other contracts	(963,990)	(1,667,191)
Cost of insurance and administration charges	(613,278)	(739,593)
Mortality and expenses charges	(37,797)	(41,445)
Surrender charges	(77,458)	(40,483)
Increase (decrease) in net assets from policy related transactions	1,888,612	1,376,862
Total increase (decrease)	3,522,275	(872,011)

Net assets at beginning of period	4,248,477	5,120,488
Net assets at end of period	$ 7,770,752	$ 4,248,477

See accompanying notes.

		Putnam VT		Putnam VT
Principal		Growth &		International
LifeTime		Income		Equity
2050		Class IB		Class IB
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 102,660	$ 156,867	$ 5,197	$ 4,339	$ –	$ 52,637
(444,411)	201,683	(37,498)	(42,494)	(759,654)	202,712
1,586,495	(2,247,624)	99,907	(51,559)	1,117,248	(1,723,301)
1,244,744	(1,889,074)	67,606	(89,714)	357,594	(1,467,952)

–	–	–	–	–	–

1,244,744	(1,889,074)	67,606	(89,714)	357,594	(1,467,952)

2,641,843	2,971,262	131,420	196,330	815,271	1,141,539
(92,563)	(72,452)	(33,270)	(11,915)	(80,050)	(931,150)
–	–	(1,897)	–	(5,783)	–
(50,097)	(23,690)	(42)	1,910	(11,355)	5,485
(803,616)	(608,197)	(48,759)	(270,556)	(1,047,010)	(719,995)
(469,908)	(470,638)	(5,555)	(4,968)	(39,859)	(56,414)
(29,396)	(28,222)	(713)	(696)	(4,759)	(7,828)
(57,143)	(31,872)	(17)	(1,020)	2,154	(12,315)
1,139,120	1,736,191	41,167	(90,915)	(371,391)	(580,678)
2,383,864	(152,883)	108,773	(180,629)	(13,797)	(2,048,630)

3,372,952	3,525,835	163,351	343,980	1,777,399	3,826,029
$ 5,756,816	$ 3,372,952	$ 272,124	$ 163,351	$ 1,763,602	$ 1,777,399

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Putnam VT
	Voyager
	Class IB
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 150,500	$ (89)
Total realized gains (losses) on investments	(850,728)	(818,969)
Change in net unrealized appreciation or depreciation of investments	9,817,200	(8,368,581)
Net gains (losses) from investments	9,116,972	(9,187,639)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	9,116,972	(9,187,639)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,202,427	3,881,060
Contract terminations and surrenders	(1,383,195)	(1,991,419)
Death benefit payments	(16,447)	(30,093)
Policy loan transfers	(278,584)	(423,509)
Transfers to other contracts	(1,947,557)	(1,974,962)
Cost of insurance and administration charges	(1,492,158)	(1,596,672)
Mortality and expenses charges	(101,593)	(182,846)
Surrender charges	(97,101)	(54,338)
Increase (decrease) in net assets from policy related transactions	(1,114,208)	(2,372,779)
Total increase (decrease)	8,002,764	(11,560,418)

Net assets at beginning of period	14,849,664	26,410,082
Net assets at end of period	$ 22,852,428	$ 14,849,664

See accompanying notes.

				SAM
		SAM		Conservative
Real Estate		Balanced		Balanced
Securities		Portfolio		Portfolio
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 1,044,371	$ 840,725	$ 253,014	$ 58,774	$ 73,181	$ 33,551
(6,896,949)	7,406,895	(1,301)	54,110	(40,489)	40,287
12,830,102	(21,030,035)	1,510,341	(698,354)	468,029	(293,460)
6,977,524	(12,782,415)	1,762,054	(585,470)	500,721	(219,622)

–	–	–	–	–	–

6,977,524	(12,782,415)	1,762,054	(585,470)	500,721	(219,622)

10,839,026	17,778,061	8,006,691	3,340,796	2,370,937	1,554,192
(2,325,011)	(5,601,720)	(169,980)	(29,884)	(56,764)	–
(61,467)	(36,356)	–	–	(670)	–
(277,795)	(404,099)	(284,447)	81,923	51,352	62
(7,416,604)	(10,068,707)	(988,127)	(506,676)	(679,881)	(61,117)
(1,698,097)	(2,093,824)	(541,587)	(141,394)	(165,667)	(45,491)
(133,622)	(223,810)	(30,926)	(8,273)	(10,236)	(2,899)
(298,302)	(240,185)	(27,409)	(47,788)	(18,340)	–
(1,371,872)	(890,640)	5,964,215	2,688,704	1,490,731	1,444,747
5,605,652	(13,673,055)	7,726,269	2,103,234	1,991,452	1,225,125

25,965,784	39,638,839	2,917,201	813,967	1,400,341	175,216
$ 31,571,436	$ 25,965,784	$ 10,643,470	$ 2,917,201	$ 3,391,793	$ 1,400,341

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	SAM
	Conservative
	Growth
	Portfolio
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 597,538	$ 112,621
Total realized gains (losses) on investments	344,279	230,052
Change in net unrealized appreciation or depreciation of investments	2,421,879	(1,841,444)
Net gains (losses) from investments	3,363,696	(1,498,771)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	3,363,696	(1,498,771)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	10,314,145	6,145,430
Contract terminations and surrenders	(232,226)	(12,854)
Death benefit payments	(5,162)	–
Policy loan transfers	(13,225)	(9,279)
Transfers to other contracts	(846,746)	(365,731)
Cost of insurance and administration charges	(1,075,782)	(403,298)
Mortality and expenses charges	(56,675)	(21,869)
Surrender charges	(133,949)	(11,088)
Increase (decrease) in net assets from policy related transactions	7,950,380	5,321,311
Total increase (decrease)	11,314,076	3,822,540

Net assets at beginning of period	6,027,117	2,204,577
Net assets at end of period	$ 17,341,193	$ 6,027,117

See accompanying notes.

SAM		SAM
Flexible		Strategic
Income		Growth		Short-Term
Portfolio		Portfolio		Bond
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 79,635	$ 19,439	$ 293,948	$ 127,308	$ 222,675	$ 183,038
(3,480)	17,466	(334,951)	458,883	(278,520)	(116,649)
302,090	(96,561)	2,441,519	(2,293,513)	397,199	(558,716)
378,245	(59,656)	2,400,516	(1,707,322)	341,354	(492,327)

–	–	–	–	–	–

378,245	(59,656)	2,400,516	(1,707,322)	341,354	(492,327)

2,888,970	1,089,522	6,829,140	5,439,520	3,036,208	2,905,183
(66,358)	–	(79,225)	(8,256)	(165,712)	(49,595)
–	–	–	–	(379)	(5,960)
(3,826)	5,074	(77,944)	(35,034)	(191,936)	(72,559)
(386,594)	(156,978)	(992,011)	(404,618)	(1,958,590)	(2,228,368)
(152,864)	(29,754)	(854,947)	(461,013)	(186,167)	(184,218)
(8,787)	(1,693)	(49,716)	(26,965)	(14,620)	(15,979)
(28,173)	–	(45,593)	(8,685)	(33,628)	(12,652)
2,242,368	906,171	4,729,704	4,494,949	485,176	335,852
2,620,613	846,515	7,130,220	2,787,627	826,530	(156,475)

900,163	53,648	4,863,036	2,075,409	3,643,341	3,799,816
$ 3,520,776	$ 900,163	$ 11,993,256	$ 4,863,036	$ 4,469,871	$ 3,643,341

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Short-Term
	Income
	Division (1)
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 89,934	$ –
Total realized gains (losses) on investments	249	–
Change in net unrealized appreciation or depreciation of investments	(5,093)	(33)
Net gains (losses) from investments	85,090	(33)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	85,090	(33)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,386,185	17,071
Contract terminations and surrenders	(26,069)	–
Death benefit payments	–	–
Policy loan transfers	17,082	–
Transfers to other contracts	(692,746)	–
Cost of insurance and administration charges	(57,033)	(24)
Mortality and expenses charges	(3,581)	(3)
Surrender charges	(6,257)	–
Increase (decrease) in net assets from policy related transactions	2,617,581	17,044
Total increase (decrease)	2,702,671	17,011

Net assets at beginning of period	17,011	–
Net assets at end of period	$ 2,719,682	$ 17,011

(1) Commenced operations on November 24, 2008.

See accompanying notes.

SmallCap		SmallCap		SmallCap
Blend		Growth II		Value I
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 116,629	$ 99,055	$ (189)	$ (341)	$ 488,884	$ 292,093
(1,322,646)	1,986,320	(1,169,237)	(693,425)	(3,106,428)	977,974
4,680,858	(11,850,554)	5,417,836	(8,771,217)	6,083,341	(12,345,715)
3,474,841	(9,765,179)	4,248,410	(9,464,983)	3,465,797	(11,075,648)

–	–	–	–	–	–

3,474,841	(9,765,179)	4,248,410	(9,464,983)	3,465,797	(11,075,648)

2,481,781	3,648,075	4,611,251	6,780,029	6,449,923	11,665,838
(777,313)	(1,493,625)	(629,631)	(1,797,189)	(1,264,265)	(4,195,556)
(3,935)	(42,626)	(4,139)	(15,622)	(11,420)	(47,396)
(105,177)	(207,640)	(186,239)	(155,627)	(182,839)	(241,492)
(1,525,334)	(2,154,302)	(2,925,048)	(2,725,844)	(5,268,496)	(7,772,065)
(849,761)	(925,255)	(1,061,958)	(1,139,705)	(1,284,148)	(1,409,546)
(70,226)	(107,778)	(74,649)	(123,604)	(97,494)	(150,063)
(52,224)	(82,063)	(61,883)	(114,556)	(101,617)	(218,366)
(902,189)	(1,365,214)	(332,296)	707,882	(1,760,356)	(2,368,646)
2,572,652	(11,130,393)	3,916,114	(8,757,101)	1,705,441	(13,444,294)

16,092,931	27,223,324	13,739,115	22,496,216	22,658,822	36,103,116
$ 18,665,583	$ 16,092,931	$ 17,655,229	$ 13,739,115	$ 24,364,263	$ 22,658,822

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Summit
	EAFE
	International
	Index
	Class F
	Division (1)
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 223	$ –
Total realized gains (losses) on investments	473	1
Change in net unrealized appreciation or depreciation of investments	(106)	–
Net gains (losses) from investments	590	1

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	590	1

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	30,768	(1)
Contract terminations and surrenders	–	–
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(4,969)	–
Cost of insurance and administration charges	(159)	–
Mortality and expenses charges	(8)	–
Surrender charges	–	–
Increase (decrease) in net assets from policy related transactions	25,632	(1)
Total increase (decrease)	26,222	–

Net assets at beginning of period	–	–
Net assets at end of period	$ 26,222	$ –

(1) Commenced operations on November 24, 2008.

See accompanying notes.

Summit		Summit
Russell 2000		S&P
Small Cap		MidCap 400		T. Rowe Price
Index		Index		Equity
Class F		Class F		Income II
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 6,082	$ 9,964	$ 947	$ 609	$ 7,276	$ 11,138
(197,493)	(62,776)	(2,312)	(24,010)	(173,093)	(23,435)
668,773	(269,094)	49,128	(25,116)	229,447	(197,804)
477,362	(321,906)	47,763	(48,517)	63,630	(210,101)

–	–	–	–	–	–

477,362	(321,906)	47,763	(48,517)	63,630	(210,101)

2,066,685	839,996	114,590	198,953	1,161,830	995,622
(40,115)	–	(157)	–	(37,825)	–
(12,799)	–	–	–	–	–
3,412	(805)	–	–	(322)	–
(863,042)	(425,334)	(8,319)	(62,578)	(1,579,668)	(143,763)
(54,447)	(22,828)	(12,614)	(5,570)	(7,128)	(3,935)
(4,492)	(2,255)	(700)	(323)	(823)	(546)
(3,309)	–	(218)	–	2,433	–
1,091,893	388,774	92,582	130,482	(461,503)	847,378
1,569,255	66,868	140,345	81,965	(397,873)	637,277

765,500	698,632	81,965	–	674,723	37,446
$ 2,334,755	$ 765,500	$ 222,310	$ 81,965	$ 276,850	$ 674,723

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

Templeton
Developing
Markets
Securities
Class 2
Division
2009		2008

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 57,720	$ 48,733
Total realized gains (losses) on investments	(590,510)	205,363
Change in net unrealized appreciation or depreciation of investments	1,451,848	(1,559,851)
Net gains (losses) from investments	919,058	(1,305,755)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	919,058	(1,305,755)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,072,810	2,046,913
Contract terminations and surrenders	(4,341)	(410,413)
Death benefit payments	(108)	–
Policy loan transfers	3,908	(2,536)
Transfers to other contracts	(898,535)	(1,124,180)
Cost of insurance and administration charges	(43,101)	(32,828)
Mortality and expenses charges	(4,787)	(4,534)
Surrender charges	(415)	22,839
Increase (decrease) in net assets from policy related transactions	125,431	495,261
Total increase (decrease)	1,044,489	(810,494)

Net assets at beginning of period	1,358,586	2,169,080
Net assets at end of period	$ 2,403,075	$ 1,358,586

(1) Commenced operations on May 19, 2008. Represented the operations of Templeton Global Income
Securities Class 2 Division until May 18, 2009 name change.

See accompanying notes.

	Templeton			Templeton			Van Eck
	Foreign			Global Bond			Worldwide
	Securities			Securities			Hard Assets
	Class 2			Class 2			Initial Class
	Division			Division (1)			Division
2009		2008	2009		2008	2009		2008

$ 33,275	$ 3,640	$ 71,202	$ 3,742	$ 743	$ –
(48,076)	5,854	(5,718)	(171)	(30,217)	(7,386)
897,363	(115,010)	63,972	489	290,823	(96,500)
882,562	(105,516)	129,456	4,060	261,349	(103,886)

–	–	–	–	–	–

882,562	(105,516)	129,456	4,060	261,349	(103,886)

4,451,710	376,528	3,000,797	138,207	1,630,702	356,046
(18,323)	–	–	–	–	–
–	–	–	–	–	–
–	–	(79,964)	–	(37,399)	–
(1,727,859)	(23,301)	(590,612)	(6,659)	(301,738)	(23,957)
(39,181)	(1,670)	(12,420)	(682)	(12,608)	(1,906)
(4,109)	(232)	(1,161)	(99)	(1,391)	(276)
1,179	–	–	–	–	–
2,663,417	351,325	2,316,640	130,767	1,277,566	329,907
3,545,979	245,809	2,446,096	134,827	1,538,915	226,021

278,958	33,149	134,827	–	226,021	–
$ 3,824,937	$ 278,958	$ 2,580,923	$ 134,827	$ 1,764,936	$ 226,021

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

	Vanguard
	VIF
	Balanced
	Division
	2009	2008
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 1,091,192	$ 706,967
Total realized gains (losses) on investments	(1,153,555)	427,167
Change in net unrealized appreciation or depreciation of investments	5,610,331	(6,936,374)
Net gains (losses) from investments	5,547,968	(5,802,240)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	5,547,968	(5,802,240)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	11,214,499	14,064,668
Contract terminations and surrenders	(780,642)	(304,388)
Death benefit payments	(8,729)	–
Policy loan transfers	(72,231)	(109,397)
Transfers to other contracts	(8,039,669)	(6,711,398)
Cost of insurance and administration charges	(618,140)	(452,573)
Mortality and expenses charges	(71,483)	(62,624)
Surrender charges	34,552	10,153
Increase (decrease) in net assets from policy related transactions	1,658,157	6,434,441
Total increase (decrease)	7,206,125	632,201

Net assets at beginning of period	22,453,884	21,821,683
Net assets at end of period	$ 29,660,009	$ 22,453,884

See accompanying notes.

			Vanguard		Wells Fargo
Vanguard			VIF		Advantage VT
VIF Equity			Mid-Cap		Asset
Index			Index		Allocation
Division			Division		Division
2009	2008	2009		2008	2009	2008

$ 879,508	$ 476,341	$ 154,039	$ 146,608	$ 20,650	$ 36,658
(6,150,321)	(191,072)	(1,090,874)	522,901	(103,963)	(9,603)
13,433,397	(13,957,170)	4,340,539	(5,962,976)	229,849	(544,510)
8,162,584	(13,671,901)	3,403,704	(5,293,467)	146,536	(517,455)

–	–	–	–	–	–

8,162,584	(13,671,901)	3,403,704	(5,293,467)	146,536	(517,455)

14,612,557	30,646,358	5,107,437	5,849,828	249,913	591,062
(1,092,567)	(1,071,391)	(626,637)	(496,374)	(58,544)	(181,115)
(118,457)	–	(5,731)	–	–	–
(122,751)	(110,037)	(50,901)	(39,209)	(7,959)	8,272
(11,793,148)	(6,594,743)	(3,353,411)	(3,350,528)	(135,984)	(535,780)
(662,744)	(486,947)	(263,102)	(220,875)	(56,439)	(69,964)
(74,897)	(67,251)	(29,909)	(30,541)	(4,523)	(7,017)
32,886	31,196	15,392	(13,730)	(2,843)	(5,776)
780,879	22,347,185	793,138	1,698,571	(16,379)	(200,318)
8,943,463	8,675,284	4,196,842	(3,594,896)	130,157	(717,773)

29,861,380	21,186,096	7,586,688	11,181,584	1,031,839	1,749,612
$ 38,804,843	$ 29,861,380	$ 11,783,530	$ 7,586,688	$ 1,161,996	$ 1,031,839

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2009 and 2008

Wells Fargo
Advantage VT
Equity
Income
Division
2009	2008

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 16,454	$ 11,096
Total realized gains (losses) on investments	(53,042)	42,400
Change in net unrealized appreciation or depreciation of investments	226,030	(304,853)
Net gains (losses) from investments	189,442	(251,357)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	189,442	(251,357)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	723,519	268,638
Contract terminations and surrenders	(34,289)	(36,514)
Death benefit payments	–	–
Policy loan transfers	(4,208)	(8,522)
Transfers to other contracts	(81,353)	(72,391)
Cost of insurance and administration charges	(204,065)	(39,894)
Mortality and expenses charges	(3,531)	(3,507)
Surrender charges	(4,077)	(1,691)
Increase (decrease) in net assets from policy related transactions	391,996	106,119
Total increase (decrease)	581,438	(145,238)

Net assets at beginning of period	466,243	611,481
Net assets at end of period	$ 1,047,681	$ 466,243

See accompanying notes.

Wells Fargo
Advantage VT
Large
Company
Growth
Division
2009	2008

$ 2,890	$ 2,316
(56,356)	(10,381)
351,013	(386,325)
297,547	(394,390)

–	–

297,547	(394,390)

379,518	294,108
(28,669)	(5,406)
–	(2,611)
855	(5,271)
(203,082)	(51,758)
(38,867)	(32,492)
(2,890)	(3,087)
(4,752)	(1,454)
102,113	192,029
399,660	(202,361)

647,435	849,796
$ 1,047,095	$ 647,435

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements

December 31, 2009

1. Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Variable Life Separate Account (the Separate Account) is a
segregated investment account of Principal Life Insurance Company (Principal Life) and is
registered under the Investment Company Act of 1940 as a unit investment trust, with no stated
limitations on the number of authorized units. As directed by eligible contract holders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2009, contract holder investment options include the following diversified open-end management investment companies:

Principal Variable Contracts Funds, Inc. (1)
Asset Allocation Account
Balanced Account
Bond & Mortgage Securities Account
Diversified International Account
Equity Income Account (2)
Government & High Quality Bond Account
International Emerging Markets Account
International SmallCap Account
LargeCap Blend II Account
LargeCap Growth Account
LargeCap Growth I Account
LargeCap S&P 500 Index Account
LargeCap Value Account
LargeCap Value III Account
MidCap Blend Account
MidCap Growth I Account
MidCap Value II Account
Money Market Account
Mortgage Securities Account (3)
Principal LifeTime Strategic Income Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Real Estate Securities Account
Short-Term Bond Account
Short-Term Income Account (3)
SmallCap Blend Account
SmallCap Growth II Account
SmallCap Value I Account
Strategic Asset Management Portfolios – Balanced Portfolio Account (4)
Strategic Asset Management Portfolios – Conservative Balanced Portfolio Account (4)
Strategic Asset Management Portfolios – Conservative Growth Portfolio Account (4)
Strategic Asset Management Portfolios – Flexible Income Portfolio Account (4)
Strategic Asset Management Portfolios – Strategic Growth Portfolio Account (4)

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

1.	Nature of Operations and Significant Accounting Policies (continued)

AIM V.I. Capital Appreciation Fund Series I (5)
AIM V.I. Capital Appreciation Fund Series II (5)
AIM V.I. Core Equity Fund Series I
AIM V.I. Core Equity Fund – Series II
AIM V.I. Dynamics Fund – Series I
AIM V.I. Global Health Care Fund – Series I
AIM V.I. International Growth Fund – Series I
AIM V.I. Mid Cap Core Equity Fund – Series II (6)
AIM V.I. Small Cap Equity Fund – Series I (7)
AIM V.I. Technology Fund – Series I
AllianceBernstein VP Series Fund Inc.:
Global Thematic Growth Portfolio – Class A (3,8)
International Growth Portfolio – Class A (3)
International Value Portfolio – Class A (9)
Small Cap Growth Portfolio – Class A (10)
Small/Mid Cap Value Portfolio – Class A (10)
American Century Variable Portfolios, Inc.:
VP Income & Growth Fund – Class I
VP Income & Growth Fund – Class II
VP International Fund – Class II
VP MidCap Value Fund – Class II (6)
VP Ultra Fund – Class I
VP Ultra Fund – Class II
VP Value Fund – Class II
VP Vista Fund – Class II (6)
Calvert Income Initial Shares (10)
Dreyfus Investment Portfolios, Core Value Portfolio – Service Shares
Dreyfus Socially Responsible Growth Fund Inc. – Service Shares
Dreyfus Variable Investment Fund:
Appreciation Portfolio – Service Shares
Developing Leaders Portfolio – Service Shares
Quality Bond Portfolio – Service Shares
DWS Dreman Small Mid Cap Value VIP – Class B (9)
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio – IC
Equity-Income Portfolio – SC2
Growth Portfolio – SC2
High Income Portfolio – IC
High Income Portfolio – SC2
Fidelity Variable Insurance Products Fund II:
Asset Manager Portfolio – SC2
Contrafund Portfolio – IC
Contrafund Portfolio – SC2
Fidelity Variable Insurance Products Fund III, Mid Cap Portfolio – SC2
Franklin Templeton VIP Trust:
Global Bond Securities Fund – Class 2 (9,11)
Income Securities Fund – Class 2
Mutual Global Discovery Securities Fund – Class 2 (12)
Mutual Shares Fund – Class 2
Rising Dividends Securities Fund – Class 2
Small Cap Value Securities Fund – Class 2

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Franklin Templeton VIP Trust, (continued):
Strategic Income Securities Fund – Class 2 (9)
Developing Markets Securities Fund – Class 2 (6)
Foreign Securities Fund – Class 2 (4)
U.S. Government Fund Class 2 (13)
Goldman Sachs Variable Insurance Trust, Structured Small Cap Equity Fund – Service Class I (6)
Janus Aspen Series Balanced Portfolio – Service Shares
Janus Aspen Series Flexible Bond Portfolio – Service Shares
Janus Aspen Series Forty Portfolio – Service Shares (10)
Janus Aspen Series Research Core Portfolio – Service Shares (14)
Janus Aspen Series Overseas Portfolio – Service Shares (15)
Janus Aspen Series Enterprise Portfolio – Service Shares (16)
Janus Aspen Series Worldwide Portfolio – Service Shares (17)
JP Morgan Insurance Trust:
JP Morgan Core Bond Portfolio - Class I (18)
JP Morgan Small Cap Core Portfolio - Class I (18)
MFS Variable Insurance Trust:
Global Equity Series – Service Class (6)
Growth Series – Service Class
MidCap Growth Series – Service Class
New Discovery Series – Service Class
Research International Series– Service Class (4)
Total Return Series – Service Class (3)
Utilities Series – Service Class (10)
Value Series – Service Class
Neuberger Berman AMT Guardian Portfolio – I Class
Neuberger Berman AMT Partners Portfolio – I Class (6)
Neuberger Berman AMT Small Cap Growth Portfolio – S Class (6)
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares (9)
PIMCO Variable Insurance Trust:
High Yield Portfolio - Administrative Class (13)
Short-Term Portfolio - Administrative Class (13)
Real Return Portfolio - Administrative Class (13)
Total Return Portfolio - Administrative Class (13)
Putnam Variable Trust:
Growth & Income Fund – Class IB
International Equity Fund – Class IB
Voyager Fund – Class IB
Summit Mutual Funds:
EAFE International Index Portfolio – Class F (3)
Russell 2000 Small Cap Index Portfolio – Class F (6)
S&P MidCap 400 Index Portfolio – Class F (19)
T. Rowe Price Equity Income Portfolio – II (6)
Van Eck Worldwide Insurance Trust – Worldwide Hard Assets Fund (9)
Vanguard Variable Insurance Fund:
Balanced Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Wells Fargo Advantage Variable Trust Fund:
Asset Allocation Fund
Equity Income Fund

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Wells Fargo Advantage Variable Trust Fund, (continued):
Large Company Growth Fund

(1) Organized by Principal Life Insurance Company.
(2) Commenced operations January 5, 2007.
(3) Commenced operations November 24, 2008.
(4) Commenced operations May 1, 2007.
(5) Commenced operations April 28, 2006.
(6) Commenced operations November 21, 2005.
(7) Commenced operations April 30, 2007.
(8) Represented the operations of AllianceBernstein Global Technology Class A Division until May 18, 2009 name change.
(9) Commenced operations May 19, 2008.
(10) Commenced operations July 21, 2008.
(11) Represented the operations of Franklin Templeton VIP Trust: Global Income Securities Class 2 Division until May
18, 2009 name change.
(12) Represented the operations of Franklin Templeton VIP Trust: Mutual Discovery Securities Class 2 Division until
May 18, 2009 name change.
(13) Commenced operations November 23, 2009.
(14) Represented the operations of Janus Aspen Series Fundamental Equity Service Shares Division until May 18, 2009 name change.
(15) Represented the operations of Janus Aspen Series International Growth Service Shares Division until May 18, 2009 name change.
(16) Represented the operations of Janus Aspen Series Mid Cap Growth Service Shares Division until May 18, 2009 name change.
(17) Represented the operations of Janus Aspen Series Worldwide Growth Service Shares Division until May 18, 2009 name change.
(18) Commenced operations April 24, 2009.
(19) Commenced operations November 19, 2007.

Commencement of operations date is the date that the division became available to contractholders.

The assets of the Separate Account are owned by Principal Life. The assets of the Separate Account support the following variable life insurance contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Benefit Variable Universal Life Contracts, Benefit Variable Universal Life II Contracts, Executive Variable Universal Life Contracts, Executive Variable Universal Life II Contracts, Flex Variable Life Contracts, PrinFlex Life® Contracts, Survivorship Variable Universal Life Contracts, Variable Universal Life Accumulator Contracts, Variable Universal Life Accumulator II Contracts, Variable Universal Life Income Contracts, and Variable Universal Life Income II Contracts.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset values (“NAV”) per share on December 31, 2009.
Effective January 1, 2009, Principal Life changed its method of computing realized gains and losses from the average cost method to the specific identification method. This change had no effect on the statement of net assets at December 31, 2009 and 2008 or the net increase
(decrease) in net assets resulting from operations for the periods indicated herein. Due to impracticability, realized and unrealized gains and losses for the period from January 1, 2008 to
December 31, 2008, which are disclosed on the statement of changes in net assets, have not been retrospectively adjusted to amounts that would have been reported using the specific identification method. Instead, the specific identification method was adopted prospectively from January 1,
2009 which is considered to be the earliest date practicable.

The specific identification method is preferred in order to create consistency in the accounting method used by all separate accounts sponsored by Principal Life, for use in life insurance, individual and group annuity products. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.
All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Foreign Tax Withholdings

Principal Life may be entitled to claim a federal income tax credit to the extent foreign income taxes are withheld on investment income allocated to Variable Life Separate Account. Principal
Life will compensate each separate account division in an amount equal to the tax benefit claimed on its federal income tax return, or subsequently claimed for refund, attributable to foreign taxes on the division’s share of income associated with investments allocated to Variable Life Separate
Account B within a reasonable time of receiving a tax benefit. The amounts presented as Payment from Affiliate on the Statement of Operations and the Statement of Changes in Net Assets reflect compensation for subsequently claimed refunds.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Benefit Variable Universal Life Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value in years 1-10 and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on the
Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In all years, a sales charge of 6.50% of premiums less than or equal to target premium is deducted from each payment on behalf of each participant. After the fifth year, the sales charge is 6.50% of premiums paid.
The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Executive Variable Universal Life Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 4.50% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

Flex Variable Life Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the asset value of each policy. An annual administration charge of $60 for each policy and a cost of insurance charge, which is based on the Company’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.0% and a tax charge of 2.0% are deducted from each payment made on behalf of each participant. The sales and tax charges are deducted from the payments by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

PrinFlex Life® Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the division values through the ninth policy year. Each month thereafter, the charge will be deducted at an annual rate of 0.27% of the division values. A monthly administration charge of $0.60 for each $1,000 of policy face amount will be deducted from policies in their first year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums less than or equal to target premium and 0.75% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is also deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Survivorship Variable Universal Life Insurance Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.80% of the division values through the ninth policy year. Each month thereafter, the charge is deducted at an annual rate of 0.30% of the division values. A monthly administration charge of $8 is deducted from policies. There is an additional monthly administration charge in the first ten years (and ten years after an increase in the face amount) of $0.08 per $1,000 of face amount. The charge of $0.08 is increased by $0.005 per $1,000 for each insured classified as a smoker. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 5.0% of premiums less than or equal to target premium and 2.0% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Accumulator Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant during the first five policy years. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Accumulator II Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid up to surrender target premium (1.25% of premiums in excess of target premium) is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Income Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums is deducted

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Income II Contracts – Asset based charges assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Benefit Variable Universal Life II Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.70% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 6.70% of premiums is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Executive Variable Universal Life II Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.20% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.75% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

During the year ended December 31, 2009, management fees were paid indirectly to Principal
Management Corporation (wholly owned by Principal Financial Services, Inc. ), an affiliate of
Principal Life, in its capacity as advisor to Principal Variable Contracts Funds, Inc. Investment
advisory and management fees are computed at the annual rate of 0.25% of the average daily net assets of the LargeCap S&P 500 Index Account and 0.1225% of the average daily net assets of the Principal LifeTime Accounts. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other accounts are shown in the following tables.

		Net Assets of Accounts (in millions)

					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
Government & High Quality Bond Account	0.50	0.45	0.40	0.35	0.30
International SmallCap Account	1.20	1.15	1.10	1.05	1.00
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
MidCap Growth Account I	0.90	0.85	0.80	0.75	0.70
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
Short-Term Bond Account	0.50	0.45	0.40	0.35	0.30
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

		Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40
LargeCap Value Account III	0.75	0.70	0.65	0.60	0.55
MidCap Value Account II	1.05	1.00	0.95	0.90	0.85

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

	Net Assets of Accounts				Net Assets of Accounts
	(in millions)				(in millions)
	First	Next	Over			First	Over
	$200	$300	$500			$500	$500
Short-Term				Principal Capital
Income Account	0.50%	0.45%	0.40%	Appreciation Account		0.625%	0.50%

				Net Assets of Accounts (in millions)
					Next $1	Next $1	Over $3
			First $500	Next $500	billion	billion	billion
LargeCap Growth Account			0.68%	0.63%	0.61%	0.56%	0.51%

		Net Assets of Accounts
		First $2	Over $2				Overall
		billion	billion				Fee
Equity Income		0.50%	0.45%				0.25%
Account				LargeCap S&P 500 Index Account
Mortgage Securities
Account		0.50	0.45

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the
Separate Account.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments
The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2009:

Division:	Purchases	Sales

AIM V.I. Capital Appreciation Series I Division:
Benefit Variable Universal Life	$ 55,115	$ 243,692
Executive Variable Universal Life	330,436	169,690
PrinFlex Life®	178,074	146,909
Survivorship Variable Universal Life	15,157	7,138
Principal Variable Universal Life Accumulator	60,663	60,919

AIM V.I. Capital Appreciation Series II Division:
Executive Variable Universal Life II	376,299	19,157
Principal Variable Universal Life Accumulator II	109,363	93,905
Principal Variable Universal Life Income	56,376	24,855
Principal Variable Universal Life Income II	12,289	1,852

AIM V.I. Core Equity Series I Division:
Benefit Variable Universal Life	96,560	35,464
Executive Variable Universal Life	808,620	653,655
Flex Variable Life	4,824	41,902
PrinFlex Life®	775,167	891,479
Survivorship Variable Universal Life	114,347	81,323
Principal Variable Universal Life Accumulator	219,945	288,469

AIM V.I. Core Equity Series II Division:
Benefit Variable Universal Life II	9,049	678
Executive Variable Universal Life II	743,647	28,605
Principal Variable Universal Life Accumulator II	657,362	600,237
Principal Variable Universal Life Income	954,727	454,070
Principal Variable Universal Life Income II	85,684	12,147

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

AIM V.I. Dynamics Series I Division:
Benefit Variable Universal Life	$ 71,539	$ 37,620
Executive Variable Universal Life	379,142	171,060
Executive Variable Universal Life II	29,451	13,283
Flex Variable Life	391	410
PrinFlex Life®	131,358	76,777
Survivorship Variable Universal Life	15,076	17,814
Principal Variable Universal Life Accumulator	29,896	21,612

AIM V.I. Global Health Care Series I Division:
Benefit Variable Universal Life	257,256	175,255
Benefit Variable Universal Life II	377	22
Executive Variable Universal Life	926,775	540,059
Executive Variable Universal Life II	7,809	1,729
Flex Variable Life	11,872	28,688
PrinFlex Life®	484,186	599,911
Survivorship Variable Universal Life	59,887	23,775
Principal Variable Universal Life Accumulator	124,556	182,473
Principal Variable Universal Life Accumulator II	203,638	178,873
Principal Variable Universal Life Income	161,990	92,474
Principal Variable Universal Life Income II	33,083	8,108

AIM V.I. International Growth Series I Division:
Benefit Variable Universal Life	446,572	462,124
Benefit Variable Universal Life II	39,299	5,493
Executive Variable Universal Life	2,755,212	2,069,083
Executive Variable Universal Life II	349,355	9,085

AIM V.I. Mid Cap Core Equity Series II Division:
Benefit Variable Universal Life	5,488	4,525
Executive Variable Universal Life	245,898	26,963

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

AIM V.I. Small Cap Equity Series I Division:
Benefit Variable Universal Life	$ 320,581	$ 330,745
Benefit Variable Universal Life II	745	55
Executive Variable Universal Life	1,943,372	1,454,437
Executive Variable Universal Life II	100,428	25,168
Flex Variable Life	10,943	9,360
PrinFlex Life®	260,877	182,399
Survivorship Variable Universal Life	5,230	4,588
Principal Variable Universal Life Accumulator	46,079	53,486

AIM V.I. Technology Series I Division:
Benefit Variable Universal Life	265,886	143,253
Executive Variable Universal Life	980,469	957,749
Flex Variable Life	14,423	6,239
PrinFlex Life®	623,017	397,598
Survivorship Variable Universal Life	6,546	4,916
Principal Variable Universal Life Accumulator	64,540	60,511

AllianceBernstein Global Thematic Growth Class A Division:
Benefit Variable Universal Life II	374	22
Executive Variable Universal Life II	2,284	257

AllianceBernstein International Growth Class A Division:
Benefit Variable Universal Life II	741	2
Executive Variable Universal Life II	65,284	140

AllianceBernstein International Value Class A Division:
Benefit Variable Universal Life	18,372	69
Benefit Variable Universal Life II	6,025	426
Executive Variable Universal Life	366,201	224,922
Executive Variable Universal Life II	18,295	4,085
Principal Variable Universal Life Income II	19,383	3,456

AllianceBernstein Small Cap Growth Class A Division:
Benefit Variable Universal Life II	3,651	25
Principal Variable Universal Life Income II	34,045	2,243

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

AllianceBernstein Small/Mid Cap Value Class A Division:
Principal Variable Universal Life Income II	$ 9,068	$ 1,005

American Century VP Income & Growth Class I Division:
Flex Variable Life	2,766	1,762
PrinFlex Life®	348,518	358,017
Survivorship Variable Universal Life	12,828	7,476
Principal Variable Universal Life Accumulator	168,249	172,395

American Century VP Income & Growth Class II Division:
Benefit Variable Universal Life	58,582	69,729
Executive Variable Universal Life	524,110	180,016
Executive Variable Universal Life II	14,002	14,365
Principal Variable Universal Life Accumulator II	139,778	105,064
Principal Variable Universal Life Income	175,949	64,438
Principal Variable Universal Life Income II	43,128	5,960

American Century VP International Class II Division:
Benefit Variable Universal Life	10,873	34,791
Executive Variable Universal Life	108,288	313,632

American Century VP MidCap Value Class II Division:
Benefit Variable Universal Life	247,247	58,882
Benefit Variable Universal Life II	12,231	1,894
Executive Variable Universal Life	3,492,264	1,159,994
Executive Variable Universal Life II	169,177	12,659

American Century VP Ultra Class I Division:
Flex Variable Life	1,278	650
PrinFlex Life®	266,299	258,292
Survivorship Variable Universal Life	25,009	211,143
Principal Variable Universal Life Accumulator	88,566	104,990

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

American Century VP Ultra Class II Division:
Benefit Variable Universal Life	$ 79,303	$ 54,599
Executive Variable Universal Life	881,067	1,184,817
Principal Variable Universal Life Accumulator II	162,794	108,240
Principal Variable Universal Life Income	68,041	55,092

American Century VP Value Class II Division:
Benefit Variable Universal Life	292,889	183,985
Benefit Variable Universal Life II	8,318	1,038
Executive Variable Universal Life	1,243,451	811,832
Executive Variable Universal Life II	678,966	75,155
Flex Variable Life	4,233	2,406
PrinFlex Life®	626,979	728,311
Survivorship Variable Universal Life	193,115	319,664
Principal Variable Universal Life Accumulator	112,149	104,637
Principal Variable Universal Life Accumulator II	438,528	367,578
Principal Variable Universal Life Income	325,542	242,425
Principal Variable Universal Life Income II	103,189	9,318

American Century VP Vista Class II Division:
Benefit Variable Universal Life	105,136	22,443
Benefit Variable Universal Life II	237	8
Executive Variable Universal Life	454,766	500,043
Principal Variable Universal Life Income II	6,699	790

Asset Allocation Division:
Flex Variable Life	4,974	8,063
PrinFlex Life®	1,848,410	2,337,716
Survivorship Variable Universal Life	127,787	382,870
Principal Variable Universal Life Accumulator	230,972	310,393
Principal Variable Universal Life Accumulator II	376,121	307,718
Principal Variable Universal Life Income	195,236	127,126

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Balanced Division:
Flex Variable Life	$ 279,112	$ 311,422
PrinFlex Life®	2,530,000	2,154,616
Survivorship Variable Universal Life	63,398	192,447
Principal Variable Universal Life Accumulator	225,444	192,704
Principal Variable Universal Life Accumulator II	319,900	163,212
Principal Variable Universal Life Income	197,855	127,573

Bond & Mortgage Securities Division:
Benefit Variable Universal Life	1,675,825	1,275,827
Benefit Variable Universal Life II	45,019	585
Executive Variable Universal Life	7,072,606	5,178,829
Executive Variable Universal Life II	154,429	20,609
Flex Variable Life	272,173	319,163
PrinFlex Life®	4,284,027	5,035,945
Survivorship Variable Universal Life	373,792	372,810
Principal Variable Universal Life Accumulator	992,250	873,418
Principal Variable Universal Life Accumulator II	2,211,510	1,325,516
Principal Variable Universal Life Income	1,326,599	794,702
Principal Variable Universal Life Income II	113,820	13,328

Calvert Income Initial Shares Division:
Benefit Variable Universal Life II	3,737	37
Principal Variable Universal Life Income II	39,338	5,528

Diversified International Division:
Benefit Variable Universal Life	1,288,463	1,121,052
Benefit Variable Universal Life II	43,664	4,122
Executive Variable Universal Life	9,680,454	7,339,933
Executive Variable Universal Life II	608,480	45,768
Flex Variable Life	16,849	19,336
PrinFlex Life®	5,838,830	6,807,433
Survivorship Variable Universal Life	887,344	706,357
Principal Variable Universal Life Accumulator	1,301,868	954,177
Principal Variable Universal Life Accumulator II	2,388,624	1,712,927
Principal Variable Universal Life Income	2,582,490	1,356,765
Principal Variable Universal Life Income II	281,436	52,934

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Dreyfus IP Core Value Service Shares Division:
Benefit Variable Universal Life	$ 50,625	$ 51,052
Executive Variable Universal Life	114,133	106,699
Executive Variable Universal Life II	1,212	24

Dreyfus Socially Responsible Growth Service Shares Division:
Benefit Variable Universal Life	16,740	2,407
Benefit Variable Universal Life II	4	–
Executive Variable Universal Life	21,624	10,198

Dreyfus VIF Appreciation Service Shares Division:
Benefit Variable Universal Life	130,869	71,396
Benefit Variable Universal Life II	2,610	96
Executive Variable Universal Life	409,582	426,382
Executive Variable Universal Life II	33,735	5,292

Dreyfus VIF Developing Leaders Service Shares Division:
Benefit Variable Universal Life	57,857	42,727
Executive Variable Universal Life	113,568	158,209
Principal Variable Universal Life Accumulator II	360,548	315,899
Principal Variable Universal Life Income	338,856	214,523

Dreyfus VIF Quality Bond Service Shares Division:
Benefit Variable Universal Life	129,015	107,808
Executive Variable Universal Life	1,500,689	1,087,427

DWS Dreman Small Mid Cap Value Class B Division:
Benefit Variable Universal Life	55,013	215
Benefit Variable Universal Life II	12,122	551
Executive Variable Universal Life	146,866	233,013
Executive Variable Universal Life II	472,576	18,726
Principal Variable Universal Life Income II	28,105	12,574
0

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Equity Income Division:
Flex Variable Life	$ 5,318	$ 5,702
PrinFlex Life®	1,262,149	1,453,834
Survivorship Variable Universal Life	371,744	141,984
Principal Variable Universal Life Accumulator	125,812	94,124
Principal Variable Universal Life Accumulator II	342,231	330,029
Principal Variable Universal Life Income	344,378	163,907

Fidelity VIP Equity-Income Initial Class Division:
Flex Variable Life	7,621	29,936
PrinFlex Life®	3,024,598	4,281,124
Survivorship Variable Universal Life	212,544	416,104
Principal Variable Universal Life Accumulator	441,466	537,605

Fidelity VIP Equity-Income Service Class 2 Division:
Benefit Variable Universal Life	551,202	530,876
Benefit Variable Universal Life II	4,074	56
Executive Variable Universal Life	3,124,544	4,764,246
Executive Variable Universal Life II	41,921	17,930
Principal Variable Universal Life Accumulator II	992,431	716,258
Principal Variable Universal Life Income	916,887	579,704
Principal Variable Universal Life Income II	91,781	11,371

Fidelity VIP Growth Service Class 2 Division:
Benefit Variable Universal Life	282,666	507,184
Executive Variable Universal Life	1,853,308	1,877,704
Flex Variable Life	2,738	10,283
PrinFlex Life®	313,994	458,794
Survivorship Variable Universal Life	44,479	40,805
Principal Variable Universal Life Accumulator	143,297	116,028
Principal Variable Universal Life Accumulator II	299,211	315,490
Principal Variable Universal Life Income	365,123	286,860

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Fidelity VIP High Income Initial Class Division:
Flex Variable Life	$ 4,147	$ 2,952
PrinFlex Life®	1,910,517	1,196,725
Survivorship Variable Universal Life	642,354	186,410
Principal Variable Universal Life Accumulator	177,023	106,876

Fidelity VIP High Income Service Class 2 Division:
Benefit Variable Universal Life	1,061,746	662,951
Benefit Variable Universal Life II	8,164	10
Executive Variable Universal Life	7,472,346	3,159,543
Executive Variable Universal Life II	616,905	172,235
Principal Variable Universal Life Accumulator II	583,152	160,819
Principal Variable Universal Life Income	332,912	84,891
Principal Variable Universal Life Income II	61,990	9,469

Fidelity VIP II Asset Manager Service Class 2 Division:
Benefit Variable Universal Life	384,206	703,844
Executive Variable Universal Life	497,328	1,356,754

Fidelity VIP II Contrafund Initial Class Division:
Flex Variable Life	34,618	150,180
PrinFlex Life®	6,764,386	11,159,245
Survivorship Variable Universal Life	772,999	784,294
Principal Variable Universal Life Accumulator	608,077	660,553

Fidelity VIP II Contrafund Service Class 2 Division:
Benefit Variable Universal Life	2,227,462	1,733,364
Benefit Variable Universal Life II	66,168	6,062
Executive Variable Universal Life	12,070,266	8,802,796
Executive Variable Universal Life II	1,088,015	83,713
Principal Variable Universal Life Accumulator II	1,415,591	1,319,093
Principal Variable Universal Life Income	1,682,743	981,373
Principal Variable Universal Life Income II	403,002	49,118

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Fidelity VIP III Mid Cap Service Class 2 Division:
Benefit Variable Universal Life	$ 1,746,226	$ 1,239,404
Benefit Variable Universal Life II	93,438	2,211
Executive Variable Universal Life	6,727,498	5,989,854
Executive Variable Universal Life II	560,656	144,345
Principal Variable Universal Life Accumulator II	659,458	508,865
Principal Variable Universal Life Income	1,236,410	451,632
Principal Variable Universal Life Income II	166,545	26,229

Franklin Income Securities Class 2 Division:
Benefit Variable Universal Life	942,727	575,253
Benefit Variable Universal Life II	9,481	208
Executive Variable Universal Life	2,835,674	2,447,312
Executive Variable Universal Life II	44,145	377

Franklin Mutual Global Discovery Class 2 Division:
Benefit Variable Universal Life	891,276	640,733
Benefit Variable Universal Life II	25,982	6,574
Executive Variable Universal Life	4,341,487	2,092,615
Executive Variable Universal Life II	759,701	6,082
Principal Variable Universal Life Income II	91,257	7,281

Franklin Mutual Shares Class 2 Division:
Benefit Variable Universal Life	528,658	450,130
Benefit Variable Universal Life II	17,193	66
Executive Variable Universal Life	3,261,233	2,403,266
Executive Variable Universal Life II	112,267	758

Franklin Rising Dividends Securities Class 2 Division:
Benefit Variable Universal Life	212,995	134,971
Benefit Variable Universal Life II	6,312	179
Executive Variable Universal Life	666,578	901,565
Executive Variable Universal Life II	83,303	2,110
Principal Variable Universal Life Income II	35,948	4,182

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Franklin Small Cap Value Securities Class 2 Division:
Benefit Variable Universal Life	$ 523,606	$ 244,972
Benefit Variable Universal Life II	16,451	1,622
Executive Variable Universal Life	5,351,264	3,804,373
Executive Variable Universal Life II	128,612	15,488

Franklin Strategic Income Securities Class 2 Division:
Benefit Variable Universal Life	248,763	139,625
Benefit Variable Universal Life II	15,494	116
Executive Variable Universal Life	1,720,328	200,526
Executive Variable Universal Life II	903,160	17,358

Goldman Sachs VIT Structured Small Cap Equity Service
Class I Division:
Benefit Variable Universal Life	35,204	72,979
Executive Variable Universal Life	306,610	361,883

Government & High Quality Bond Division:
Benefit Variable Universal Life	1,048,573	913,327
Benefit Variable Universal Life II	9,151	135
Executive Variable Universal Life	8,101,365	5,553,993
Executive Variable Universal Life II	82,612	13,054
Flex Variable Life	24,678	12,926
PrinFlex Life®	3,889,222	4,448,216
Survivorship Variable Universal Life	554,500	420,592
Principal Variable Universal Life Accumulator	1,162,494	1,189,928
Principal Variable Universal Life Accumulator II	941,487	926,392
Principal Variable Universal Life Income	790,901	538,024
Principal Variable Universal Life Income II	194,876	31,393

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

International Emerging Markets Division:
Benefit Variable Universal Life	$ 397,926	$ 173,537
Benefit Variable Universal Life II	57,359	10,015
Executive Variable Universal Life	3,994,508	2,432,115
Executive Variable Universal Life II	421,996	30,686
Flex Variable Life	52,449	50,314
PrinFlex Life®	3,110,968	3,087,276
Survivorship Variable Universal Life	377,354	173,541
Principal Variable Universal Life Accumulator	678,026	495,642
Principal Variable Universal Life Accumulator II	1,460,562	1,219,254
Principal Variable Universal Life Income	2,101,408	1,082,623
Principal Variable Universal Life Income II	443,731	63,793

International SmallCap Division:
Benefit Variable Universal Life	831,988	875,481
Benefit Variable Universal Life II	7,073	552
Executive Variable Universal Life	4,600,348	5,529,565
Executive Variable Universal Life II	26,023	8,007
Flex Variable Life	9,691	19,823
PrinFlex Life®	2,935,683	3,965,640
Survivorship Variable Universal Life	184,225	185,513
Principal Variable Universal Life Accumulator	432,242	502,681
Principal Variable Universal Life Accumulator II	994,313	919,044
Principal Variable Universal Life Income	1,104,450	710,453
Principal Variable Universal Life Income II	88,480	18,572

Janus Aspen Balanced Service Shares Division:
Benefit Variable Universal Life	78,658	18,781
Benefit Variable Universal Life II	12,310	309
Executive Variable Universal Life	2,113,744	500,589
Executive Variable Universal Life II	256,885	125,065

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Janus Aspen Enterprise Service Shares Division:
Benefit Variable Universal Life	$ 114,818	$ 75,927
Benefit Variable Universal Life II	15,391	477
Executive Variable Universal Life	1,968,154	1,321,820
Executive Variable Universal Life II	140,764	10,558
Flex Variable Life	12,727	14,992
PrinFlex Life®	680,645	751,613
Survivorship Variable Universal Life	18,283	93,406
Principal Variable Universal Life Accumulator	154,830	165,291

Janus Aspen Flexible Bond Service Shares Division:
Benefit Variable Universal Life	1,505,679	896,193
Benefit Variable Universal Life II	80,068	14,103
Executive Variable Universal Life	16,186,823	4,800,135
Executive Variable Universal Life II	3,372,831	289,604

Janus Aspen Forty Service Shares Division:
Benefit Variable Universal Life II	20,603	646
Executive Variable Universal Life II	198,985	9,937
Principal Variable Universal Life Income II	80,277	13,141

Janus Aspen Overseas Service Shares Division:
Benefit Variable Universal Life	403,793	319,799
Executive Variable Universal Life	2,918,053	1,654,110

Janus Aspen Research Core Service Shares Division:
Benefit Variable Universal Life	105,811	58,691
Executive Variable Universal Life	546,563	478,705

Janus Aspen Worldwide Service Shares Division:
Benefit Variable Universal Life	163,575	165,968
Executive Variable Universal Life	178,117	313,453
Executive Variable Universal Life II	9,779	275

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

JP Morgan Core Bond Class I Division:
Benefit Variable Universal Life	$ 408,218	$ 172,316
Executive Variable Universal Life	1,983,171	842,691

JP Morgan Small Cap Core Class I Division:
Benefit Variable Universal Life	662,827	91,186
Executive Variable Universal Life	2,653,967	941,185

LargeCap Blend II Division:
Benefit Variable Universal Life	229,061	112,388
Benefit Variable Universal Life II	10,617	50
Executive Variable Universal Life	686,574	257,312
Executive Variable Universal Life II	54,660	6,150
Flex Variable Life	5,866	26,912
PrinFlex Life®	617,671	821,279
Survivorship Variable Universal Life	16,359	43,356
Principal Variable Universal Life Accumulator	286,907	288,172
Principal Variable Universal Life Accumulator II	882,518	684,260
Principal Variable Universal Life Income	786,597	482,309
Principal Variable Universal Life Income II	56,671	11,029

LargeCap Growth Division:
Benefit Variable Universal Life	143,843	60,336
Benefit Variable Universal Life II	11,087	61
Executive Variable Universal Life	2,130,940	1,168,379
Executive Variable Universal Life II	377,647	33,113
Flex Variable Life	17,794	3,089
PrinFlex Life®	2,691,755	3,661,092
Survivorship Variable Universal Life	231,282	236,924
Principal Variable Universal Life Accumulator	97,316	102,429
Principal Variable Universal Life Accumulator II	337,687	160,569
Principal Variable Universal Life Income	260,128	225,638

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Growth I Division:
Benefit Variable Universal Life	$ 412,029	$ 323,730
Benefit Variable Universal Life II	11,944	168
Executive Variable Universal Life	1,545,463	970,106
Executive Variable Universal Life II	760,494	55,827
Flex Variable Life	26,548	57,399
PrinFlex Life®	7,020,584	10,968,533
Survivorship Variable Universal Life	302,093	414,700
Principal Variable Universal Life Accumulator	453,186	716,332
Principal Variable Universal Life Accumulator II	999,206	1,031,560
Principal Variable Universal Life Income	1,189,547	616,519
Principal Variable Universal Life Income II	271,516	20,476

LargeCap S&P 500 Index Division:
Benefit Variable Universal Life II	46,835	1,257
Executive Variable Universal Life II	814,328	107,221
Flex Variable Life	8,944	36,760
PrinFlex Life®	2,471,229	2,724,880
Survivorship Variable Universal Life	220,417	263,545
Principal Variable Universal Life Accumulator	371,774	494,702
Principal Variable Universal Life Accumulator II	1,077,370	747,356
Principal Variable Universal Life Income	655,794	287,792
Principal Variable Universal Life Income II	364,727	28,016

LargeCap Value Division:
Benefit Variable Universal Life	118,288	30,296
Executive Variable Universal Life	805,345	475,729
Executive Variable Universal Life II	44,792	25,250
Flex Variable Life	532,074	681,044
PrinFlex Life®	3,809,222	5,193,974
Survivorship Variable Universal Life	223,466	164,936
Principal Variable Universal Life Accumulator	1,092,399	775,318
Principal Variable Universal Life Accumulator II	492,847	455,362
Principal Variable Universal Life Income	389,985	223,417
Principal Variable Universal Life Income II	145,923	29,885

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Value III Division:
Benefit Variable Universal Life	$ 459,051	$ 320,631
Benefit Variable Universal Life II	8,346	434
Executive Variable Universal Life	1,357,341	1,487,758
Executive Variable Universal Life II	87,305	10,942
Flex Variable Life	4,481	17,359
PrinFlex Life®	618,165	918,707
Survivorship Variable Universal Life	64,342	318,153
Principal Variable Universal Life Accumulator	269,436	235,014
Principal Variable Universal Life Accumulator II	964,372	708,492
Principal Variable Universal Life Income	937,454	541,235
Principal Variable Universal Life Income II	47,410	7,195

MFS VIT Global Equity Service Class Division:
Benefit Variable Universal Life	16,457	3,781
Benefit Variable Universal Life II	2,431	94
Executive Variable Universal Life	257,170	163,712
Executive Variable Universal Life II	45	–

MFS VIT Growth Service Class Division:
Benefit Variable Universal Life	306,031	122,859
Benefit Variable Universal Life II	1,136	42
Executive Variable Universal Life	1,170,137	497,199
Executive Variable Universal Life II	212,946	37,966

MFS VIT MidCap Growth Service Class Division:
Benefit Variable Universal Life	96,381	62,239
Executive Variable Universal Life	227,564	325,225

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MFS VIT New Discovery Service Class Division:
Benefit Variable Universal Life	$ 323,992	$ 139,919
Benefit Variable Universal Life II	7,620	10
Executive Variable Universal Life	1,394,840	602,811
Executive Variable Universal Life II	23,638	6,057
Principal Variable Universal Life Accumulator II	213,956	250,094
Principal Variable Universal Life Income	176,984	45,008
Principal Variable Universal Life Income II	32,177	2,169

MFS VIT Research International Service Class Division:
Benefit Variable Universal Life	311,656	201,397
Benefit Variable Universal Life II	4,075	97
Executive Variable Universal Life	240,468	554
Executive Variable Universal Life II	15,244	5,996

MFS VIT Total Return Service Class Division:
Benefit Variable Universal Life II	1	–
Executive Variable Universal Life II	44,955	2,138

MFS VIT Utilities Service Class Division:
Benefit Variable Universal Life II	376	–
Executive Variable Universal Life II	35,309	652
Principal Variable Universal Life Income II	83,204	6,614

MFS VIT Value Service Class Division:
Benefit Variable Universal Life	504,607	497,508
Benefit Variable Universal Life II	64,301	3,917
Executive Variable Universal Life	5,466,475	3,571,631
Executive Variable Universal Life II	182,736	11,525

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MidCap Blend Division:
Benefit Variable Universal Life	$ 517,793	$ 377,296
Benefit Variable Universal Life II	15,871	1,628
Executive Variable Universal Life	3,311,780	3,002,194
Executive Variable Universal Life II	224,268	52,478
Flex Variable Life	1,397,479	1,594,092
PrinFlex Life®	6,470,656	8,140,147
Survivorship Variable Universal Life	653,311	354,262
Principal Variable Universal Life Accumulator	927,321	942,482
Principal Variable Universal Life Accumulator II	1,415,834	1,253,687
Principal Variable Universal Life Income	1,218,045	732,405
Principal Variable Universal Life Income II	367,167	47,156

MidCap Growth I Division:
Benefit Variable Universal Life	86,423	115,776
Benefit Variable Universal Life II	5,972	2,341
Executive Variable Universal Life	1,136,136	800,228
Executive Variable Universal Life II	24,137	2,105
Flex Variable Life	15,054	16,850
PrinFlex Life®	1,228,903	1,483,548
Survivorship Variable Universal Life	56,371	135,855
Principal Variable Universal Life Accumulator	309,428	276,497
Principal Variable Universal Life Accumulator II	565,310	662,908
Principal Variable Universal Life Income	608,940	328,482
Principal Variable Universal Life Income II	103,709	15,313

MidCap Value II Division:
Benefit Variable Universal Life	539,903	508,319
Benefit Variable Universal Life II	3,833	2,277
Executive Variable Universal Life	2,243,285	2,568,937
Executive Variable Universal Life II	104,342	33,270
Flex Variable Life	5,883	11,169
PrinFlex Life®	922,864	1,331,049
Survivorship Variable Universal Life	103,490	201,058
Principal Variable Universal Life Accumulator	284,333	349,096
Principal Variable Universal Life Accumulator II	785,382	773,324
Principal Variable Universal Life Income	909,899	630,615
Principal Variable Universal Life Income II	82,693	15,550

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Money Market Division:
Benefit Variable Universal Life	$ 9,703,146	$ 9,196,530
Benefit Variable Universal Life II	1,776,988	1,295,317
Executive Variable Universal Life	85,720,140	77,102,017
Executive Variable Universal Life II	34,471,529	23,210,369
Flex Variable Life	524,128	419,680
PrinFlex Life®	15,536,953	18,060,348
Survivorship Variable Universal Life	1,782,866	3,279,196
Principal Variable Universal Life Accumulator	1,568,746	2,359,144
Principal Variable Universal Life Accumulator II	5,302,402	6,800,432
Principal Variable Universal Life Income	5,481,210	7,334,531
Principal Variable Universal Life Income II	12,444,334	10,613,267

Mortgage Securities Division:
Benefit Variable Universal Life	46,788	47,657
Executive Variable Universal Life	4,331,341	3,337,659
Executive Variable Universal Life II	51,649	1,504
Flex Variable Life	23,668	20,694
PrinFlex Life®	572,470	176,612
Survivorship Variable Universal Life	280,523	6,398
Principal Variable Universal Life Accumulator	68,951	15,563
Principal Variable Universal Life Accumulator II	140,762	50,493
Principal Variable Universal Life Income	164,108	13,924
Principal Variable Universal Life Income II	28,756	3,187

Neuberger Berman AMT Guardian I Class Division:
Benefit Variable Universal Life	223,201	124,067
Benefit Variable Universal Life II	1,050	–
Executive Variable Universal Life	1,347,789	631,106
Executive Variable Universal Life II	19,996	6,482

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Neuberger Berman AMT Partners I Class Division:
Benefit Variable Universal Life	$ 173,607	$ 89,414
Benefit Variable Universal Life II	495	1
Executive Variable Universal Life	2,647,230	1,517,312
Executive Variable Universal Life II	55,941	32,390
Principal Variable Universal Life Income II	21,491	2,238

Neuberger Berman AMT Small-Cap Growth S Class Division:
Benefit Variable Universal Life	42,220	14,673
Executive Variable Universal Life	72,661	35,754
Executive Variable Universal Life II	1,842	351

Oppenheimer Main Street Small Cap Service Shares Division:
Benefit Variable Universal Life	39,964	171
Benefit Variable Universal Life II	1,002	102
Executive Variable Universal Life	27,597	116
Executive Variable Universal Life II	13,318	3,512
Principal Variable Universal Life Income II	9,691	1,266

PIMCO Real Return Administrative Class Division:
Benefit Variable Universal Life	103,151	50,179
Executive Variable Universal Life	101,280	125

PIMCO Short-Term Administrative Class Division:
Executive Variable Universal Life II	131,695	196

PIMCO Total Return Administrative Class Division:
Benefit Variable Universal Life	185,993	70,668
Executive Variable Universal Life	401,273	10
Executive Variable Universal Life II	235,694	12,963

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Principal LifeTime Strategic Income Division:
Benefit Variable Universal Life	$ 40,168	$ 17,703
Benefit Variable Universal Life II	2,514	1,585
Executive Variable Universal Life	1,996,694	734,670
Executive Variable Universal Life II	44,487	16,685
PrinFlex Life®	71,274	368
Principal Variable Universal Life Accumulator	16,195	271
Principal Variable Universal Life Accumulator II	144,535	6,142
Principal Variable Universal Life Income	74,436	24,376
Principal Variable Universal Life Income II	4,698	848

Principal LifeTime 2010 Division:
Benefit Variable Universal Life	157,915	118,825
Benefit Variable Universal Life II	2	–
Executive Variable Universal Life	4,282,884	1,994,512
Executive Variable Universal Life II	199,634	65,130
Principal Variable Universal Life Accumulator	611	255
Principal Variable Universal Life Accumulator II	214,613	23,688
Principal Variable Universal Life Income	43,357	50,211
Principal Variable Universal Life Income II	1,399	459

Principal LifeTime 2020 Division:
Benefit Variable Universal Life	1,256,958	714,316
Benefit Variable Universal Life II	10,607	558
Executive Variable Universal Life	8,761,757	3,515,835
Executive Variable Universal Life II	1,255,755	99,711
PrinFlex Life®	193,836	21,167
Principal Variable Universal Life Accumulator II	430,434	466,508
Principal Variable Universal Life Income	589,320	508,737
Principal Variable Universal Life Income II	82,123	24,073

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Principal LifeTime 2030 Division:
Benefit Variable Universal Life	$ 497,008	$ 237,910
Benefit Variable Universal Life II	13,831	3,710
Executive Variable Universal Life	5,386,957	2,239,834
Executive Variable Universal Life II	247,686	53,648
PrinFlex Life®	35,246	11,928
Principal Variable Universal Life Accumulator II	383,787	212,286
Principal Variable Universal Life Income	1,276,124	963,464
Principal Variable Universal Life Income II	325,636	35,220

Principal LifeTime 2040 Division:
Benefit Variable Universal Life	261,984	186,704
Benefit Variable Universal Life II	37,423	1,398
Executive Variable Universal Life	932,782	499,232
Executive Variable Universal Life II	592,125	134,018
Principal Variable Universal Life Accumulator II	316,550	191,040
Principal Variable Universal Life Income	1,482,092	738,165
Principal Variable Universal Life Income II	189,243	22,356

Principal LifeTime 2050 Division:
Benefit Variable Universal Life	430,843	235,237
Benefit Variable Universal Life II	18,694	1,745
Executive Variable Universal Life	871,937	572,865
Executive Variable Universal Life II	43,996	1,436
PrinFlex Life®	16,251	409
Principal Variable Universal Life Accumulator	125	74
Principal Variable Universal Life Accumulator II	232,864	142,776
Principal Variable Universal Life Income	1,014,350	511,412
Principal Variable Universal Life Income II	115,443	36,769

Putnam VT Growth & Income Class IB Division:
Benefit Variable Universal Life	133,419	70,903
Executive Variable Universal Life	3,198	19,350

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Putnam VT International Equity Class IB Division:
Benefit Variable Universal Life	$ 334,142	$ 402,193
Executive Variable Universal Life	481,129	784,469

Putnam VT Voyager Class IB Division:
Benefit Variable Universal Life	238,386	91,104
Executive Variable Universal Life	676,228	279,498
Flex Variable Life	6,097	10,307
PrinFlex Life®	2,979,602	4,424,617
Survivorship Variable Universal Life	199,520	259,054
Principal Variable Universal Life Accumulator	253,185	252,146

Real Estate Securities Division:
Benefit Variable Universal Life	1,303,718	1,381,214
Benefit Variable Universal Life II	27,882	3,342
Executive Variable Universal Life	5,788,530	5,043,844
Executive Variable Universal Life II	426,121	109,243
Flex Variable Life	16,193	6,539
PrinFlex Life®	1,632,883	2,338,120
Survivorship Variable Universal Life	238,548	1,276,729
Principal Variable Universal Life Accumulator	483,410	617,871
Principal Variable Universal Life Accumulator II	907,074	823,710
Principal Variable Universal Life Income	929,275	589,240
Principal Variable Universal Life Income II	130,121	21,404

SAM Balanced Portfolio Division:
Benefit Variable Universal Life	139,846	12,482
Benefit Variable Universal Life II	120,747	5,045
Executive Variable Universal Life	1,558,619	541,908
Executive Variable Universal Life II	554,542	126,411
Flex Variable Life	4,029	2,175
PrinFlex Life®	1,071,146	237,855
Survivorship Variable Universal Life	100,560	24,512
Principal Variable Universal Life Accumulator	135,837	6,110
Principal Variable Universal Life Accumulator II	458,650	99,150
Principal Variable Universal Life Income	2,334,187	617,879
Principal Variable Universal Life Income II	1,971,803	368,959

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SAM Conservative Balanced Portfolio Division:
Benefit Variable Universal Life	$ 8,261	$ 2,645
Benefit Variable Universal Life II	2,731	58
Executive Variable Universal Life	742,348	467,733
Executive Variable Universal Life II	167,604	12,520
PrinFlex Life®	451,091	95,951
Survivorship Variable Universal Life	29,858	787
Principal Variable Universal Life Accumulator	132,653	4,832
Principal Variable Universal Life Accumulator II	313,930	29,023
Principal Variable Universal Life Income	219,236	167,110
Principal Variable Universal Life Income II	409,483	99,547

SAM Conservative Growth Portfolio Division:
Benefit Variable Universal Life	197,239	26,337
Benefit Variable Universal Life II	89,818	281
Executive Variable Universal Life	753,186	416,465
Executive Variable Universal Life II	188,346	17,907
Flex Variable Life	326	177
PrinFlex Life®	1,029,365	158,870
Survivorship Variable Universal Life	425,870	116,814
Principal Variable Universal Life Accumulator	94,101	3,757
Principal Variable Universal Life Accumulator II	751,135	219,836
Principal Variable Universal Life Income	3,697,613	832,122
Principal Variable Universal Life Income II	4,349,990	571,199

SAM Flexible Income Portfolio Division:
Benefit Variable Universal Life	9,067	358
Benefit Variable Universal Life II	4,294	1,764
Executive Variable Universal Life	568,327	137,909
Executive Variable Universal Life II	466,392	45,044
Flex Variable Life	11,757	53
PrinFlex Life®	705,433	59,191
Survivorship Variable Universal Life	32,862	2,172
Principal Variable Universal Life Accumulator	23,614	1,890
Principal Variable Universal Life Accumulator II	233,511	115,699
Principal Variable Universal Life Income	524,706	251,812
Principal Variable Universal Life Income II	404,280	30,726

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SAM Strategic Growth Portfolio Division:
Benefit Variable Universal Life	$ 266,122	$ 102,324
Benefit Variable Universal Life II	43,736	2,083
Executive Variable Universal Life	1,154,908	425,239
Executive Variable Universal Life II	210,433	51,048
PrinFlex Life®	983,213	123,542
Survivorship Variable Universal Life	3,926	30
Principal Variable Universal Life Accumulator	182,685	6,769
Principal Variable Universal Life Accumulator II	899,132	267,965
Principal Variable Universal Life Income	2,018,299	881,589
Principal Variable Universal Life Income II	1,470,583	238,847

Short-Term Bond Division:
Benefit Variable Universal Life	439,497	270,478
Benefit Variable Universal Life II	14,596	–
Executive Variable Universal Life	1,314,379	1,140,007
Executive Variable Universal Life II	202,140	143,880
Flex Variable Life	30,340	5,974
PrinFlex Life®	443,541	289,929
Survivorship Variable Universal Life	190,077	115,749
Principal Variable Universal Life Accumulator	85,554	174,559
Principal Variable Universal Life Accumulator II	205,187	266,342
Principal Variable Universal Life Income	235,916	134,394
Principal Variable Universal Life Income II	99,053	11,117

Short-Term Income Division:
Benefit Variable Universal Life	70,155	432
Benefit Variable Universal Life II	99,515	57,811
Executive Variable Universal Life	965,026	190,877
Executive Variable Universal Life II	753,102	74,953
Flex Variable Life	13,297	613
PrinFlex Life®	598,886	256,969
Survivorship Variable Universal Life	239,436	2,107
Principal Variable Universal Life Accumulator	120,017	40,304
Principal Variable Universal Life Accumulator II	217,251	86,976
Principal Variable Universal Life Income	327,002	50,484
Principal Variable Universal Life Income II	72,454	7,100

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SmallCap Blend Division:
Benefit Variable Universal Life	$ 173,003	$ 104,262
Benefit Variable Universal Life II	282	30
Executive Variable Universal Life	390,350	761,943
Executive Variable Universal Life II	6,333	33
Flex Variable Life	10,686	30,414
PrinFlex Life®	1,108,155	1,667,245
Survivorship Variable Universal Life	82,298	114,949
Principal Variable Universal Life Accumulator	409,313	400,601
Principal Variable Universal Life Accumulator II	194,118	178,447
Principal Variable Universal Life Income	207,600	125,506
Principal Variable Universal Life Income II	16,845	1,113

SmallCap Growth II Division:
Benefit Variable Universal Life	184,817	112,440
Benefit Variable Universal Life II	423	85
Executive Variable Universal Life	1,480,702	1,765,837
Executive Variable Universal Life II	133,375	1,929
Flex Variable Life	4,584	6,898
PrinFlex Life®	1,687,905	2,216,360
Survivorship Variable Universal Life	133,131	180,370
Principal Variable Universal Life Accumulator	177,395	175,608
Principal Variable Universal Life Accumulator II	325,650	286,864
Principal Variable Universal Life Income	407,962	178,383
Principal Variable Universal Life Income II	75,307	18,962

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

ivision:	Purchases	Sales

SmallCap Value I Division:
Benefit Variable Universal Life	$ 675,462	$ 659,861
Benefit Variable Universal Life II	8,838	348
Executive Variable Universal Life	2,585,862	3,397,886
Executive Variable Universal Life II	86,921	3,515
Flex Variable Life	23,558	36,488
PrinFlex Life®	1,518,904	2,424,196
Survivorship Variable Universal Life	325,535	352,000
Principal Variable Universal Life Accumulator	401,077	405,552
Principal Variable Universal Life Accumulator II	600,862	547,393
Principal Variable Universal Life Income	616,809	369,329
Principal Variable Universal Life Income II	96,600	15,332

Summit EAFE International Index Class F Division:
Benefit Variable Universal Life II	10,037	38
Executive Variable Universal Life II	20,954	5,098

Summit Russell 2000 Small Cap Index Class F Division:
Benefit Variable Universal Life	176,055	179,080
Benefit Variable Universal Life II	7,203	62
Executive Variable Universal Life	1,394,249	700,930
Executive Variable Universal Life II	262,530	15,854
Principal Variable Universal Life Accumulator II	106,936	36,939
Principal Variable Universal Life Income	93,812	33,351
Principal Variable Universal Life Income II	57,006	8,576

Summit S&P MidCap 400 Index Class F Division:
Principal Variable Universal Life Accumulator II	22,074	2,476
Principal Variable Universal Life Income	65,335	16,315
Principal Variable Universal Life Income II	28,128	3,217

T. Rowe Price Equity Income II Division:
Benefit Variable Universal Life	170,797	150,234
Executive Variable Universal Life	998,309	1,473,099

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Templeton Developing Markets Securities Class 2 Division:
Benefit Variable Universal Life	$ 86,370	$ 57,576
Benefit Variable Universal Life II	5,429	20
Executive Variable Universal Life	946,740	862,669
Executive Variable Universal Life II	97,564	27,114

Templeton Foreign Securities Class 2 Division:
Benefit Variable Universal Life	7,935	2,436
Benefit Variable Universal Life II	16,610	102
Executive Variable Universal Life	3,268,710	1,694,160
Executive Variable Universal Life II	1,232,779	91,595

Templeton Global Bond Securities Class 2 Division:
Benefit Variable Universal Life	214,559	101,473
Benefit Variable Universal Life II	60,065	1,162
Executive Variable Universal Life	2,047,640	573,633
Executive Variable Universal Life II	749,735	7,889

Van Eck Worldwide Hard Assets Initial Class Division:
Benefit Variable Universal Life	83,160	5,890
Benefit Variable Universal Life II	24,403	1,365
Executive Variable Universal Life	1,352,751	341,490
Executive Variable Universal Life II	172,604	4,391

Vanguard VIF Balanced Division:
Benefit Variable Universal Life	2,695,196	2,640,191
Executive Variable Universal Life	9,610,495	6,916,151

Vanguard VIF Equity Index Division:
Benefit Variable Universal Life	2,328,574	1,761,069
Executive Variable Universal Life	13,779,146	12,070,609

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Vanguard VIF Mid-Cap Index Division:
Benefit Variable Universal Life	$ 1,255,576	$ 940,811
Benefit Variable Universal Life II	12,196	2,373
Executive Variable Universal Life	4,055,632	3,332,960
Executive Variable Universal Life II	323,169	38,155

Wells Fargo Advantage VT Asset Allocation Division:
Benefit Variable Universal Life	30,426	750
Executive Variable Universal Life	52,841	74,744
Flex Variable Life	436	389
PrinFlex Life®	51,270	61,213
Survivorship Variable Universal Life	996	2,019
Principal Variable Universal Life Accumulator	25,118	59,354
Principal Variable Universal Life Accumulator II	24,168	20,862
Principal Variable Universal Life Income	85,353	47,006

Wells Fargo Advantage VT Equity Income Division:
Benefit Variable Universal Life	2,997	1,935
Flex Variable Life	388,784	172,661
PrinFlex Life®	216,331	109,374
Survivorship Variable Universal Life	20,720	7,121
Principal Variable Universal Life Accumulator	6,220	8,147
Principal Variable Universal Life Accumulator II	16,654	10,491
Principal Variable Universal Life Income	89,969	23,496

Wells Fargo Advantage VT Large Company Growth Division:
Benefit Variable Universal Life	1,138	10,289
Executive Variable Universal Life	17,716	68,425
Flex Variable Life	1,005	1,044
PrinFlex Life®	214,064	106,717
Survivorship Variable Universal Life	10,416	1,711
Principal Variable Universal Life Accumulator	7,891	3,186
Principal Variable Universal Life Accumulator II	44,297	46,885
Principal Variable Universal Life Income	85,882	39,149

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Capital Appreciation Series I Division:
Benefit Variable Universal Life	8,404	34,430	19,235	10,889
Executive Variable Universal Life	51,460	24,419	82,018	49,991
PrinFlex Life®	25,427	22,265	68,087	73,666
Survivorship Variable Universal Life	1,682	1,078	4,158	1,518
Principal Variable Universal Life Accumulator	8,859	9,291	8,130	6,334

AIM V.I. Capital Appreciation Series II Division:
Executive Variable Universal Life II	54,019	2,615	–	–
Principal Variable Universal Life Accumulator II	16,580	14,197	14,763	11,710
Principal Variable Universal Life Income	8,263	3,718	12,321	4,474
Principal Variable Universal Life Income II	1,746	267	108	14

AIM V.I. Core Equity Series I Division:
Benefit Variable Universal Life	9,151	3,804	10,626	1,168
Executive Variable Universal Life	83,272	68,646	173,290	19,278
Flex Variable Life	477	4,322	1,184	1,325
PrinFlex Life®	75,136	93,166	136,188	301,144
Survivorship Variable Universal Life	10,679	8,707	6,156	4,635
Principal Variable Universal Life Accumulator	20,953	30,726	21,978	33,602

AIM V.I. Core Equity Series II Division:
Benefit Variable Universal Life II	566	43	–	–
Executive Variable Universal Life II	46,146	1,778	–	–
Principal Variable Universal Life Accumulator II	44,326	44,765	50,189	39,579
Principal Variable Universal Life Income	66,999	32,904	56,319	33,986
Principal Variable Universal Life Income II	6,053	854	663	24

AIM V.I. Dynamics Series I Division:
Benefit Variable Universal Life	9,251	5,190	5,171	9,193
Executive Variable Universal Life	54,341	24,065	64,232	57,804
Executive Variable Universal Life II	4,032	1,688	–	–
Flex Variable Life	58	53	45	–
PrinFlex Life®	17,488	10,053	50,457	59,864
Survivorship Variable Universal Life	1,977	2,755	1,570	205
Principal Variable Universal Life Accumulator	3,905	3,078	2,079	3,742

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Global Health Care Series I Division:
Benefit Variable Universal Life	25,182	16,687	15,982	26,500
Benefit Variable Universal Life II	32	2	–	–
Executive Variable Universal Life	88,807	52,697	112,849	53,173
Executive Variable Universal Life II	744	152	–	–
Flex Variable Life	1,299	2,987	1,011	186
PrinFlex Life®	47,045	60,610	104,681	139,337
Survivorship Variable Universal Life	5,281	2,402	5,169	7,071
Principal Variable Universal Life Accumulator	12,147	18,385	13,550	23,714
Principal Variable Universal Life Accumulator II	19,672	17,382	43,817	16,461
Principal Variable Universal Life Income	15,501	9,134	13,092	6,555
Principal Variable Universal Life Income II	3,204	908	815	5

AIM V.I. International Growth Series I Division:
Benefit Variable Universal Life	29,163	31,130	31,441	24,968
Benefit Variable Universal Life II	2,438	330	–	–
Executive Variable Universal Life	179,268	137,941	125,397	146,523
Executive Variable Universal Life II	19,728	557	–	–

AIM V.I. Mid Cap Core Equity Series II Division:
Benefit Variable Universal Life	522	460	1,313	634
Executive Variable Universal Life	28,035	2,843	12,490	13

AIM V.I. Small Cap Equity Series I Division:
Benefit Variable Universal Life	46,485	45,500	43,775	21,132
Benefit Variable Universal Life II	91	7	–	–
Executive Variable Universal Life	275,948	200,311	244,191	88,228
Executive Variable Universal Life II	13,222	3,190	–	–
Flex Variable Life	1,736	1,470	205	584
PrinFlex Life®	35,606	26,787	95,283	104,101
Survivorship Variable Universal Life	864	607	2,301	246
Principal Variable Universal Life Accumulator	6,501	7,685	5,882	5,785

AIM V.I. Technology Series I Division:
Benefit Variable Universal Life	52,806	31,018	19,802	21,606
Executive Variable Universal Life	208,637	190,646	207,517	179,846
Flex Variable Life	3,074	1,297	1,805	1,007
PrinFlex Life®	132,817	87,159	43,714	102,497
Survivorship Variable Universal Life	1,296	1,010	3,240	1,433
Principal Variable Universal Life Accumulator	13,207	12,413	9,908	9,207

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

AllianceBernstein Global Thematic Growth Class A
Division:
Benefit Variable Universal Life II	38	2	–	–
Executive Variable Universal Life II	286	32	–	–

AllianceBernstein International Growth Class A Division:
Benefit Variable Universal Life II	93	–	–	–
Executive Variable Universal Life II	8,449	17	–	–

AllianceBernstein International Value Class A Division:
Benefit Variable Universal Life	2,882	11	–	–
Benefit Variable Universal Life II	1,044	69	–	–
Executive Variable Universal Life	61,274	38,970	14,829	110
Executive Variable Universal Life II	3,247	700	–	–
Principal Variable Universal Life Income II	3,716	655	273	40

AllianceBernstein Small Cap Growth Class A Division:
Benefit Variable Universal Life II	499	3	–	–
Principal Variable Universal Life Income II	5,481	340	94	15

AllianceBernstein Small/Mid Cap Value Class A Division:
Principal Variable Universal Life Income II	1,119	128	27	13

American Century VP Income & Growth Class I Division:
Flex Variable Life	266	206	248	231
PrinFlex Life®	31,533	42,059	53,152	79,131
Survivorship Variable Universal Life	528	887	1,288	633
Principal Variable Universal Life Accumulator	15,726	20,267	15,365	19,653

American Century VP Income & Growth Class II
Division:
Benefit Variable Universal Life	5,581	6,734	5,906	3,825
Executive Variable Universal Life	49,323	18,683	27,608	41,934
Executive Variable Universal Life II	1,348	1,306	–	–
Principal Variable Universal Life Accumulator II	12,665	11,466	17,138	12,031
Principal Variable Universal Life Income	16,820	6,969	19,080	7,185
Principal Variable Universal Life Income II	4,407	608	529	15

American Century VP International Class II Division:
Benefit Variable Universal Life	1,004	2,871	1,191	1,015
Executive Variable Universal Life	10,021	26,284	17,090	15,802

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

American Century VP MidCap Value Class II Division:
Benefit Variable Universal Life	25,069	5,903	3,581	1,514
Benefit Variable Universal Life II	1,183	178	–	–
Executive Variable Universal Life	347,938	110,393	47,659	5,214
Executive Variable Universal Life II	15,851	1,207	–	–

American Century VP Ultra Class I Division:
Flex Variable Life	185	81	151	101
PrinFlex Life®	36,672	36,795	70,410	111,157
Survivorship Variable Universal Life	2,748	26,455	7,183	5,312
Principal Variable Universal Life Accumulator	11,803	14,144	14,367	19,522

American Century VP Ultra Class II Division:
Benefit Variable Universal Life	9,590	6,988	7,685	6,096
Executive Variable Universal Life	103,497	142,140	88,477	37,724
Principal Variable Universal Life Accumulator II	19,429	13,334	18,219	14,823
Principal Variable Universal Life Income	7,891	6,786	11,744	8,594

American Century VP Value Class II Division:
Benefit Variable Universal Life	23,608	17,808	27,843	42,265
Benefit Variable Universal Life II	774	89	–	–
Executive Variable Universal Life	103,696	75,878	154,750	182,690
Executive Variable Universal Life II	55,623	6,038	–	–
Flex Variable Life	363	227	310	193
PrinFlex Life®	49,860	68,075	60,432	101,851
Survivorship Variable Universal Life	15,501	28,313	8,266	11,005
Principal Variable Universal Life Accumulator	7,925	10,554	10,792	15,665
Principal Variable Universal Life Accumulator II	35,148	33,509	35,115	38,196
Principal Variable Universal Life Income	27,319	22,821	28,949	21,992
Principal Variable Universal Life Income II	8,818	803	1,047	15

American Century VP Vista Class II Division:
Benefit Variable Universal Life	12,643	2,512	3,061	1,306
Benefit Variable Universal Life II	30	1	–	–
Executive Variable Universal Life	56,709	61,086	36,292	4,049
Principal Variable Universal Life Income II	811	92	163	8

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Asset Allocation Division:
Flex Variable Life	213	679	161	551
PrinFlex Life®	89,870	134,758	207,533	280,407
Survivorship Variable Universal Life	7,219	28,036	6,439	4,485
Principal Variable Universal Life Accumulator	11,473	18,152	18,461	27,390
Principal Variable Universal Life Accumulator II	20,072	17,197	17,697	13,380
Principal Variable Universal Life Income	10,195	7,030	14,316	3,883

Balanced Division:
Flex Variable Life	7,093	11,221	6,275	14,116
PrinFlex Life®	161,725	168,594	131,222	259,543
Survivorship Variable Universal Life	3,612	18,325	5,135	6,362
Principal Variable Universal Life Accumulator	14,496	15,097	17,558	16,658
Principal Variable Universal Life Accumulator II	22,396	13,014	27,123	20,412
Principal Variable Universal Life Income	14,169	10,330	19,624	7,233

Bond & Mortgage Securities Division:
Benefit Variable Universal Life	90,562	80,804	48,794	43,079
Benefit Variable Universal Life II	2,423	33	–	–
Executive Variable Universal Life	347,285	327,489	615,191	320,710
Executive Variable Universal Life II	8,865	1,194	–	–
Flex Variable Life	3,017	10,653	8,047	25,608
PrinFlex Life®	178,526	319,195	325,000	878,399
Survivorship Variable Universal Life	14,469	26,155	12,666	24,967
Principal Variable Universal Life Accumulator	42,025	54,258	38,375	50,778
Principal Variable Universal Life Accumulator II	103,162	82,244	82,296	89,638
Principal Variable Universal Life Income	63,000	49,764	84,371	57,447
Principal Variable Universal Life Income II	6,458	802	452	3

Calvert Income Initial Shares Division:
Benefit Variable Universal Life II	332	3	–	–
Principal Variable Universal Life Income II	3,707	563	611	17

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Diversified International Division:
Benefit Variable Universal Life	76,230	71,274	67,652	33,481
Benefit Variable Universal Life II	2,560	287	–	–
Executive Variable Universal Life	600,005	511,121	731,294	370,488
Executive Variable Universal Life II	36,215	3,003	–	–
Flex Variable Life	1,064	1,597	4,131	3,425
PrinFlex Life®	304,924	466,113	427,554	747,876
Survivorship Variable Universal Life	66,364	59,023	29,134	27,859
Principal Variable Universal Life Accumulator	43,632	64,970	48,956	58,507
Principal Variable Universal Life Accumulator II	141,262	117,908	147,325	107,814
Principal Variable Universal Life Income	157,292	92,139	170,349	73,069
Principal Variable Universal Life Income II	18,128	3,394	2,343	111

Dreyfus IP Core Value Service Shares Division:
Benefit Variable Universal Life	5,536	5,504	978	1,118
Executive Variable Universal Life	11,523	11,371	23,174	30,290
Executive Variable Universal Life II	110	2	–	–

Dreyfus Socially Responsible Growth Service Shares
Division:
Benefit Variable Universal Life	1,747	262	57	101
Executive Variable Universal Life	2,362	1,284	5,371	1,874

Dreyfus VIF Appreciation Service Shares Division:
Benefit Variable Universal Life	10,617	6,978	7,057	7,401
Benefit Variable Universal Life II	293	9	–	–
Executive Variable Universal Life	32,623	42,317	24,689	15,991
Executive Variable Universal Life II	3,063	492	–	–

Dreyfus VIF Developing Leaders Service Shares
Division:
Benefit Variable Universal Life	8,269	6,075	7,981	12,644
Executive Variable Universal Life	14,790	20,712	32,697	93,531
Principal Variable Universal Life Accumulator II	50,822	45,133	52,903	34,894
Principal Variable Universal Life Income	48,234	31,552	55,118	27,762

Dreyfus VIF Quality Bond Service Shares Division:
Benefit Variable Universal Life	8,733	8,103	10,241	6,537
Executive Variable Universal Life	115,274	88,309	87,195	8,324

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

DWS Dreman Small Mid Cap Value Class B Division:
Benefit Variable Universal Life	6,003	23	–	–
Benefit Variable Universal Life II	1,463	63	–	–
Executive Variable Universal Life	18,847	29,324	28,677	1,059
Executive Variable Universal Life II	52,621	2,035	–	–
Principal Principal Variable Universal Life Income	3,507	1,405	1,317	26

Equity Income Division:
Flex Variable Life	493	738	1,941	584
PrinFlex Life®	158,743	208,369	142,601	152,067
Survivorship Variable Universal Life	46,240	20,136	6,696	6,189
Principal Variable Universal Life Accumulator	15,041	13,259	16,571	21,799
Principal Variable Universal Life Accumulator II	41,705	49,415	56,072	22,482
Principal Variable Universal Life Income	43,371	23,125	51,525	24,742

Fidelity VIP Equity-Income Initial Class Division:
Flex Variable Life	647	3,339	422	1,543
PrinFlex Life®	193,318	302,493	259,808	648,693
Survivorship Variable Universal Life	16,966	41,953	20,439	16,131
Principal Variable Universal Life Accumulator	29,232	37,587	29,493	39,674

Fidelity VIP Equity-Income Service Class 2 Division:
Benefit Variable Universal Life	57,425	62,653	70,502	45,774
Benefit Variable Universal Life II	382	5	–	–
Executive Variable Universal Life	331,851	557,309	679,729	488,830
Executive Variable Universal Life II	3,881	1,622	–	–
Principal Variable Universal Life Accumulator II	102,742	78,572	117,150	86,301
Principal Variable Universal Life Income	97,553	65,473	105,796	48,571
Principal Variable Universal Life Income II	9,764	1,189	561	18

Fidelity VIP Growth Service Class 2 Division:
Benefit Variable Universal Life	34,250	64,066	59,438	27,429
Executive Variable Universal Life	249,062	228,753	188,841	186,823
Flex Variable Life	378	1,196	1,167	228
PrinFlex Life®	37,920	56,842	65,092	59,728
Survivorship Variable Universal Life	5,062	5,046	4,752	3,042
Principal Variable Universal Life Accumulator	17,754	14,542	17,197	11,461
Principal Variable Universal Life Accumulator II	36,561	38,144	42,623	32,543
Principal Variable Universal Life Income	45,108	34,638	59,546	20,709

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP High Income Initial Class Division:
Flex Variable Life	220	210	281	824
PrinFlex Life®	125,262	96,303	111,386	271,700
Survivorship Variable Universal Life	53,549	16,639	6,666	4,185
Principal Variable Universal Life Accumulator	11,974	8,323	8,918	5,124

Fidelity VIP High Income Service Class 2 Division:
Benefit Variable Universal Life	62,127	44,124	34,493	14,436
Benefit Variable Universal Life II	434	1	–	–
Executive Variable Universal Life	441,113	206,156	267,874	164,505
Executive Variable Universal Life II	35,240	10,582	–	–
Principal Variable Universal Life Accumulator II	32,834	10,195	10,200	9,411
Principal Variable Universal Life Income	19,615	5,495	8,112	2,535
Principal Variable Universal Life Income II	3,634	590	345	19

Fidelity VIP II Asset Manager Service Class 2 Division:
Benefit Variable Universal Life	33,766	62,401	61,102	23,081
Executive Variable Universal Life	41,884	119,983	86,741	53,516

Fidelity VIP II Contrafund Initial Class Division:
Flex Variable Life	2,845	14,309	14,277	15,905
PrinFlex Life®	295,433	554,909	432,990	857,850
Survivorship Variable Universal Life	57,189	61,669	34,901	32,496
Principal Variable Universal Life Accumulator	26,973	32,352	32,933	45,556

Fidelity VIP II Contrafund Service Class 2 Division:
Benefit Variable Universal Life	173,594	138,751	156,248	109,898
Benefit Variable Universal Life II	4,929	512	–	–
Executive Variable Universal Life	967,973	725,097	1,390,915	687,884
Executive Variable Universal Life II	76,459	5,943	–	–
Principal Variable Universal Life Accumulator II	112,352	106,737	120,880	82,521
Principal Variable Universal Life Income	134,826	79,052	141,046	56,699
Principal Variable Universal Life Income II	32,242	3,768	3,524	142

Fidelity VIP III Mid Cap Service Class 2 Division:
Benefit Variable Universal Life	109,214	81,808	86,976	59,701
Benefit Variable Universal Life II	8,741	202	268	1
Executive Variable Universal Life	423,222	386,385	458,564	411,155
Executive Variable Universal Life II	53,140	12,751	–	–
Principal Variable Universal Life Accumulator II	41,080	32,012	38,021	33,869
Principal Variable Universal Life Income	78,448	29,323	42,328	16,501
Principal Variable Universal Life Income II	10,199	1,614	1,072	28

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Franklin Income Securities Class 2 Division:
Benefit Variable Universal Life	55,694	40,038	61,176	36,550
Benefit Variable Universal Life II	632	13	–	–
Executive Variable Universal Life	163,341	170,965	190,551	156,644
Executive Variable Universal Life II	2,771	23	–	–

Franklin Mutual Global Discovery Securities Class 2
Division:
Benefit Variable Universal Life	51,143	39,450	47,081	31,159
Benefit Variable Universal Life II	1,600	428	–	–
Executive Variable Universal Life	260,977	135,195	243,870	173,955
Executive Variable Universal Life II	43,117	354	–	–
Principal Variable Universal Life Income II	5,426	439	596	11

Franklin Mutual Shares Class 2 Division:
Benefit Variable Universal Life	46,395	42,824	43,577	28,825
Benefit Variable Universal Life II	1,367	5	–	–
Executive Variable Universal Life	288,964	216,274	244,807	164,170
Executive Variable Universal Life II	9,091	62	–	–

Franklin Rising Dividends Securities Class 2 Division:
Benefit Variable Universal Life	19,959	12,685	14,742	23,461
Benefit Variable Universal Life II	606	16	–	–
Executive Variable Universal Life	63,439	82,024	70,022	108,999
Executive Variable Universal Life II	7,322	180	–	–
Principal Variable Universal Life Income II	3,290	385	164	13

Franklin Small Cap Value Securities Class 2 Division:
Benefit Variable Universal Life	39,533	21,550	40,851	38,572
Benefit Variable Universal Life II	1,263	119	–	–
Executive Variable Universal Life	433,190	310,888	200,791	113,779
Executive Variable Universal Life II	10,303	1,169	–	–

Franklin Strategic Income Securities Class 2 Division:
Benefit Variable Universal Life	22,798	12,641	–	–
Benefit Variable Universal Life II	1,431	11	–	–
Executive Variable Universal Life	161,271	20,054	34,731	6,217
Executive Variable Universal Life II	83,228	1,645	–	–

Goldman Sachs VIT Structured Small Cap Equity
Service Class I Division:
Benefit Variable Universal Life	5,849	10,663	12,291	9,310
Executive Variable Universal Life	49,389	53,387	37,077	22,696

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Government & High Quality Bond Division:
Benefit Variable Universal Life	51,033	50,408	61,019	100,354
Benefit Variable Universal Life II	501	7	–	–
Executive Variable Universal Life	402,929	304,319	539,183	339,342
Executive Variable Universal Life II	4,415	717	–	–
Flex Variable Life	1,040	906	2,983	13,636
PrinFlex Life®	176,030	245,618	349,653	642,414
Survivorship Variable Universal Life	28,788	26,638	18,216	23,345
Principal Variable Universal Life Accumulator	52,184	65,537	49,547	73,318
Principal Variable Universal Life Accumulator II	42,672	51,047	69,813	56,610
Principal Variable Universal Life Income	37,950	29,576	52,459	26,627
Principal Variable Universal Life Income II	10,405	1,731	1,371	14

International Emerging Markets Division:
Benefit Variable Universal Life	14,053	6,017	5,272	1,117
Benefit Variable Universal Life II	2,248	413	117	–
Executive Variable Universal Life	163,968	101,747	118,981	23,680
Executive Variable Universal Life II	14,295	1,100	–	–
Flex Variable Life	1,866	2,042	8,737	4,263
PrinFlex Life®	118,231	129,737	119,324	195,090
Survivorship Variable Universal Life	13,676	6,360	7,201	8,958
Principal Variable Universal Life Accumulator	24,879	19,570	26,783	25,316
Principal Variable Universal Life Accumulator II	58,628	53,344	70,821	56,837
Principal Variable Universal Life Income	84,309	45,449	69,148	29,181
Principal Variable Universal Life Income II	17,132	2,522	1,308	83

International SmallCap Division:
Benefit Variable Universal Life	37,441	43,736	38,348	42,656
Benefit Variable Universal Life II	313	23	–	–
Executive Variable Universal Life	217,540	276,330	302,423	211,917
Executive Variable Universal Life II	1,179	330	–	–
Flex Variable Life	562	1,307	1,234	4,672
PrinFlex Life®	122,632	194,191	178,045	414,986
Survivorship Variable Universal Life	8,021	11,222	8,169	17,037
Principal Variable Universal Life Accumulator	18,720	25,014	19,837	24,171
Principal Variable Universal Life Accumulator II	44,789	46,482	60,887	38,292
Principal Variable Universal Life Income	51,209	35,232	56,360	26,742
Principal Variable Universal Life Income II	4,170	880	1,116	60

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Janus Aspen Balanced Service Shares Division:
Benefit Variable Universal Life	5,608	1,437	5,883	14,246
Benefit Variable Universal Life II	831	21	–	–
Executive Variable Universal Life	138,712	37,867	113,596	99,410
Executive Variable Universal Life II	17,547	8,150	–	–

Janus Aspen Enterprise Service Shares Division:
Benefit Variable Universal Life	12,738	8,676	9,680	8,232
Benefit Variable Universal Life II	1,553	48	–	–
Executive Variable Universal Life	227,312	145,349	225,265	104,277
Executive Variable Universal Life II	14,449	1,075	–	–
Flex Variable Life	1,654	1,921	191	557
PrinFlex Life®	75,759	85,915	157,212	303,803
Survivorship Variable Universal Life	2,096	10,915	5,380	3,629
Principal Variable Universal Life Accumulator	17,608	19,142	21,125	18,722

Janus Aspen Flexible Bond Service Shares Division:
Benefit Variable Universal Life	95,379	58,874	77,139	35,484
Benefit Variable Universal Life II	5,150	938	–	–
Executive Variable Universal Life	1,025,664	313,364	532,865	242,860
Executive Variable Universal Life II	209,283	18,085	–	–

Janus Aspen Forty Service Shares Division:
Benefit Variable Universal Life	2,494	77	–	–
Executive Variable Universal Life	24,939	1,243	–	–
Principal Variable Universal Life Income II	10,750	1,654	207	3

Janus Aspen Overseas Service Shares Division:
Benefit Variable Universal Life	18,389	19,298	19,630	23,588
Executive Variable Universal Life	138,139	88,298	116,790	46,288

Janus Aspen Research Core Service Shares Division:
Benefit Variable Universal Life	10,501	5,909	13,188	12,218
Executive Variable Universal Life	54,337	48,353	78,915	53,566

Janus Aspen Worldwide Service Shares Division:
Benefit Variable Universal Life	18,557	18,016	14,988	7,507
Executive Variable Universal Life	20,804	33,172	23,405	33,652
Executive Variable Universal Life II	1,007	29	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

JP Morgan Core Bond Class I Division:
Benefit Variable Universal Life	40,453	16,387	–	–
Executive Variable Universal Life	196,099	83,263	–	–

JP Morgan Small Cap Core Class I Division:
Benefit Variable Universal Life	61,820	7,543	–	–
Executive Variable Universal Life	246,019	75,867	–	–

LargeCap Blend II Division:
Benefit Variable Universal Life	22,437	12,741	21,941	20,365
Benefit Variable Universal Life II	909	4	–	–
Executive Variable Universal Life	69,535	26,908	62,253	56,571
Executive Variable Universal Life II	5,120	552	–	–
Flex Variable Life	526	2,635	2,195	980
PrinFlex Life®	57,943	84,268	90,609	127,945
Survivorship Variable Universal Life	1,337	4,289	1,853	1,499
Principal Variable Universal Life Accumulator	27,454	28,979	20,056	24,126
Principal Variable Universal Life Accumulator II	84,329	71,660	85,125	67,412
Principal Variable Universal Life Income	76,878	49,529	88,340	50,659
Principal Variable Universal Life Income II	5,515	1,087	641	28

LargeCap Growth Division:
Benefit Variable Universal Life	13,548	5,896	16,774	13,760
Benefit Variable Universal Life II	941	5	–	–
Executive Variable Universal Life	209,693	114,955	229,784	94,565
Executive Variable Universal Life II	32,626	2,934	–	–
Flex Variable Life	2,266	370	986	1,588
PrinFlex Life®	250,098	352,454	300,159	444,407
Survivorship Variable Universal Life	33,594	32,994	18,501	17,830
Principal Variable Universal Life Accumulator	9,228	10,075	14,326	12,596
Principal Variable Universal Life Accumulator II	32,370	15,869	18,343	14,737
Principal Variable Universal Life Income	24,808	21,405	32,810	10,654

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Growth I Division:
Benefit Variable Universal Life	31,185	23,483	28,527	15,958
Benefit Variable Universal Life II	829	11	–	–
Executive Variable Universal Life	113,878	73,644	234,101	110,858
Executive Variable Universal Life II	47,250	3,964	–	–
Flex Variable Life	3,137	6,934	4,572	3,459
PrinFlex Life®	516,650	799,684	574,824	965,769
Survivorship Variable Universal Life	36,082	52,222	41,610	47,325
Principal Variable Universal Life Accumulator	33,915	53,986	33,658	71,303
Principal Variable Universal Life Accumulator II	72,027	75,864	68,777	53,414
Principal Variable Universal Life Income	85,744	45,476	67,797	35,840
Principal Variable Universal Life Income II	18,333	1,376	1,872	49

LargeCap S&P 500 Index Division:
Benefit Variable Universal Life	4,925	147	–	–
Executive Variable Universal Life	93,074	11,897	–	–
Flex Variable Life	860	4,707	2,910	44,445
PrinFlex Life®	255,450	343,671	384,412	1,752,766
Survivorship Variable Universal Life	21,086	32,127	26,558	18,613
Principal Variable Universal Life Accumulator	39,411	62,673	43,195	62,266
Principal Variable Universal Life Accumulator II	131,807	94,339	103,399	56,853
Principal Variable Universal Life Income	75,859	36,495	71,282	69,000
Principal Variable Universal Life Income II	42,703	3,245	1,197	49

LargeCap Value Division:
Benefit Variable Universal Life	7,927	2,340	4,720	4,468
Executive Variable Universal Life	54,996	37,504	73,799	26,530
Executive Variable Universal Life II	3,386	1,934	–	–
Flex Variable Life	11,619	20,913	10,414	19,056
PrinFlex Life®	229,048	407,695	256,917	418,628
Survivorship Variable Universal Life	19,758	18,178	14,817	24,936
Principal Variable Universal Life Accumulator	31,363	61,300	31,521	56,823
Principal Variable Universal Life Accumulator II	34,365	35,930	37,617	29,096
Principal Variable Universal Life Income	26,516	17,171	33,032	15,399
Principal Variable Universal Life Income II	11,041	2,627	2,320	47

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value III Division:
Benefit Variable Universal Life	49,925	38,310	72,715	57,701
Benefit Variable Universal Life II	795	41	–	–
Executive Variable Universal Life	140,574	161,057	195,649	321,388
Executive Variable Universal Life II	8,617	1,213	–	–
Flex Variable Life	343	1,938	506	1,577
PrinFlex Life®	60,428	105,661	87,103	189,570
Survivorship Variable Universal Life	5,214	32,422	8,665	8,733
Principal Variable Universal Life Accumulator	26,170	26,489	29,785	32,437
Principal Variable Universal Life Accumulator II	97,005	81,022	108,574	80,385
Principal Variable Universal Life Income	96,948	60,774	105,134	49,672
Principal Variable Universal Life Income II	5,137	778	195	9

MFS VIT Global Equity Service Class Division:
Benefit Variable Universal Life	2,115	480	717	2,195
Benefit Variable Universal Life II	285	9	–	–
Executive Variable Universal Life	28,051	16,436	19,371	3,826
Executive Variable Universal Life II	4	–	–	–

MFS VIT Growth Service Class Division:
Benefit Variable Universal Life	27,735	11,613	14,723	14,505
Benefit Variable Universal Life II	94	3	–	–
Executive Variable Universal Life	104,345	47,597	60,534	16,413
Executive Variable Universal Life II	18,054	3,158	–	–

MFS VIT MidCap Growth Service Class Division:
Benefit Variable Universal Life	13,619	8,239	5,442	3,208
Executive Variable Universal Life	30,299	41,896	6,411	15,356

MFS VIT New Discovery Service Class Division:
Benefit Variable Universal Life	29,320	14,671	12,429	9,290
Benefit Variable Universal Life II	620	1	–	–
Executive Variable Universal Life	127,153	59,272	32,341	13,742
Executive Variable Universal Life II	2,016	487	–	–
Principal Variable Universal Life Accumulator II	20,518	30,874	6,915	12,534
Principal Variable Universal Life Income	16,966	4,468	4,695	2,395
Principal Variable Universal Life Income II	2,955	193	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

MFS VIT Research International Service Class
Division:
Benefit Variable Universal Life	39,270	25,015	170	17
Benefit Variable Universal Life II	630	14	–	–
Executive Variable Universal Life	30,879	70	–	–
Executive Variable Universal Life II	2,263	771	–	–

MFS VIT Total Return Service Class Division:
Executive Variable Universal Life II	4,887	234	–	–

MFS VIT Utilities Service Class Division:
Benefit Variable Universal Life II	45	–	–	–
Executive Variable Universal Life II	4,253	80	–	–
Principal Variable Universal Life Income II	11,251	893	1,661	41

MFS VIT Value Service Class Division:
Benefit Variable Universal Life	40,765	42,847	48,530	11,990
Benefit Variable Universal Life II	5,028	348	–	–
Executive Variable Universal Life	477,312	307,342	387,215	56,583
Executive Variable Universal Life II	14,763	876	–	–

MidCap Blend Division:
Benefit Variable Universal Life	20,486	18,505	21,029	11,939
Benefit Variable Universal Life II	679	73	–	–
Executive Variable Universal Life	132,326	137,454	263,765	91,031
Executive Variable Universal Life II	9,504	2,259	–	–
Flex Variable Life	11,782	22,696	10,983	29,795
PrinFlex Life®	203,047	371,405	290,878	620,030
Survivorship Variable Universal Life	27,086	20,039	17,104	16,739
Principal Variable Universal Life Accumulator	32,682	42,554	33,725	46,148
Principal Variable Universal Life Accumulator II	54,389	57,732	57,275	45,150
Principal Variable Universal Life Income	48,376	33,252	51,351	25,499
Principal Variable Universal Life Income II	16,022	2,132	3,253	61

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

MidCap Growth I Division:
Benefit Variable Universal Life	9,237	12,628	13,187	12,154
Benefit Variable Universal Life II	548	206	–	–
Executive Variable Universal Life	112,060	81,293	186,129	100,832
Executive Variable Universal Life II	2,218	185	–	–
Flex Variable Life	1,596	1,764	549	1,287
PrinFlex Life®	120,829	147,393	123,868	281,945
Survivorship Variable Universal Life	5,102	12,623	7,633	8,143
Principal Variable Universal Life Accumulator	30,477	28,055	23,006	35,598
Principal Variable Universal Life Accumulator II	56,069	68,598	59,576	41,873
Principal Variable Universal Life Income	59,903	32,973	56,613	28,945
Principal Variable Universal Life Income II	10,062	1,510	812	64

MidCap Value II Division:
Benefit Variable Universal Life	51,205	47,178	35,532	36,626
Benefit Variable Universal Life II	394	229	–	–
Executive Variable Universal Life	209,141	239,000	260,870	216,882
Executive Variable Universal Life II	9,295	2,809	–	–
Flex Variable Life	471	1,030	822	876
PrinFlex Life®	81,592	125,163	103,348	264,113
Survivorship Variable Universal Life	8,791	17,632	8,380	8,108
Principal Variable Universal Life Accumulator	25,926	34,425	28,261	29,995
Principal Variable Universal Life Accumulator II	72,622	76,475	81,040	62,479
Principal Variable Universal Life Income	84,717	59,922	91,663	44,450
Principal Variable Universal Life Income II	7,795	1,428	1,031	62

Money Market Division:
Benefit Variable Universal Life	636,825	605,277	723,291	424,179
Benefit Variable Universal Life II	116,917	85,228	9	9
Executive Variable Universal Life	5,624,320	5,075,630	8,844,146	5,374,869
Executive Variable Universal Life II	2,268,025	1,527,146	–	–
Flex Variable Life	24,971	19,799	48,387	34,591
PrinFlex Life®	1,019,121	1,188,731	2,853,502	2,743,792
Survivorship Variable Universal Life	132,333	244,414	236,798	137,085
Principal Variable Universal Life Accumulator	102,636	155,301	253,581	129,781
Principal Variable Universal Life Accumulator II	347,701	447,591	763,713	620,757
Principal Variable Universal Life Income	359,220	482,381	1,190,740	1,006,105
Principal Variable Universal Life Income II	818,734	698,507	399,975	311,636

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Mortgage Securities Division:
Benefit Variable Universal Life	4,406	4,406	–	–
Executive Variable Universal Life	399,352	311,708	–	–
Executive Variable Universal Life II	4,762	141	–	–
Flex Variable Life	2,190	1,940	–	–
PrinFlex Life®	52,403	16,761	–	–
Survivorship Variable Universal Life	25,814	603	–	–
Principal Variable Universal Life Accumulator	6,317	1,493	–	–
Principal Variable Universal Life Accumulator II	13,056	4,767	299	–
Principal Variable Universal Life Income	14,995	1,315	–	–
Principal Variable Universal Life Income II	2,626	302	–	–

Neuberger Berman AMT Guardian I Class Division:
Benefit Variable Universal Life	23,828	12,054	8,171	1,973
Benefit Variable Universal Life II	87	–	–	–
Executive Variable Universal Life	131,966	63,098	20,052	22,005
Executive Variable Universal Life II	1,750	589	–	–

Neuberger Berman AMT Partners I Class Division:
Benefit Variable Universal Life	21,033	10,869	17,607	6,460
Benefit Variable Universal Life II	55	–	–	–
Executive Variable Universal Life	324,168	210,192	264,091	85,789
Executive Variable Universal Life II	6,590	3,637	–	–
Principal Variable Universal Life Income II	2,641	294	338	18

Neuberger Berman AMT Small-Cap Growth S Class Division:
Benefit Variable Universal Life	6,203	1,942	1,624	91
Executive Variable Universal Life	10,449	5,994	17,584	9,559
Executive Variable Universal Life II	243	48	–	–

Oppenheimer Main Street Small Cap Service Shares Division:
Benefit Variable Universal Life	4,221	19	–	–
Benefit Variable Universal Life II	140	12	–	–
Executive Variable Universal Life	3,024	12	–	–
Executive Variable Universal Life II	1,539	388	–	–
Principal Variable Universal Life Income II	1,175	156	110	8

PIMCO Real Return Administrative Class Division:
Benefit Variable Universal Life	10,148	5,050	–	–
Executive Variable Universal Life	10,157	13	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

PIMCO Short-Term Administrative Class Division:
Executive Variable Universal Life II	13,022	19	–	–

PIMCO Total Return Administrative Class Division:
Benefit Variable Universal Life	18,257	7,083	–	–
Executive Variable Universal Life	40,200	1	–	–
Executive Variable Universal Life II	23,058	1,299	–	–

Principal LifeTime Strategic Income Division:
Benefit Variable Universal Life	3,719	1,733	1,962	368
Benefit Variable Universal Life II	243	145	–	–
Executive Variable Universal Life	194,992	74,397	30,716	6,188
Executive Variable Universal Life II	4,139	1,497	–	–
PrinFlex Life®	6,616	34	–	–
Principal Variable Universal Life Accumulator	1,456	25	–	–
Principal Variable Universal Life Accumulator II	12,854	585	975	136
Principal Variable Universal Life Income	6,106	2,374	6,626	2,681
Principal Variable Universal Life Income II	441	81	70	7

Principal LifeTime 2010 Division:
Benefit Variable Universal Life	14,275	12,919	26,747	16,421
Executive Variable Universal Life	441,904	207,541	145,218	69,796
Executive Variable Universal Life II	19,157	5,778	–	–
Principal Variable Universal Life Accumulator	56	26	100	–
Principal Variable Universal Life Accumulator II	18,921	2,250	4,392	2,720
Principal Variable Universal Life Income	3,508	5,535	11,976	5,730
Principal Variable Universal Life Income II	132	43	–	–

Principal LifeTime 2020 Division:
Benefit Variable Universal Life	118,863	75,806	114,968	35,696
Benefit Variable Universal Life II	950	58	–	–
Executive Variable Universal Life	889,372	347,421	260,090	87,596
Executive Variable Universal Life II	114,692	9,295	–	–
PrinFlex Life®	19,528	1,943	–	–
Principal Variable Universal Life Accumulator II	39,579	44,015	52,234	13,560
Principal Variable Universal Life Income	52,551	50,501	72,701	37,318
Principal Variable Universal Life Income II	7,967	2,241	222	15

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2030 Division:
Benefit Variable Universal Life	47,704	23,955	49,770	18,827
Benefit Variable Universal Life II	1,311	375	–	–
Executive Variable Universal Life	568,507	234,240	175,757	58,757
Executive Variable Universal Life II	23,945	4,874	–	–
PrinFlex Life®	3,207	1,102	–	–
Principal Variable Universal Life Accumulator II	37,733	22,358	42,158	27,527
Principal Variable Universal Life Income	124,170	96,055	144,314	80,684
Principal Variable Universal Life Income II	32,876	3,450	4,341	85

Principal LifeTime 2040 Division:
Benefit Variable Universal Life	25,655	19,681	33,102	4,588
Benefit Variable Universal Life II	3,453	125	–	–
Executive Variable Universal Life	94,774	49,722	63,821	20,580
Executive Variable Universal Life II	57,584	13,806	–	–
Principal Variable Universal Life Accumulator II	30,388	18,971	42,196	28,966
Principal Variable Universal Life Income	143,968	76,317	198,269	164,860
Principal Variable Universal Life Income II	17,313	2,126	611	53

Principal LifeTime 2050 Division:
Benefit Variable Universal Life	48,241	30,532	33,541	8,771
Benefit Variable Universal Life II	1,794	187	–	–
Executive Variable Universal Life	86,240	58,208	62,744	34,837
Executive Variable Universal Life II	4,245	132	–	–
PrinFlex Life®	1,806	39	–	–
Principal Variable Universal Life Accumulator	11	6	–	–
Principal Variable Universal Life Accumulator II	22,715	14,659	25,293	12,465
Principal Variable Universal Life Income	102,168	54,580	115,869	47,460
Principal Variable Universal Life Income II	11,639	3,681	2,351	579

Putnam VT Growth & Income Class IB Division:
Benefit Variable Universal Life	16,035	8,659	17,831	11,816
Executive Variable Universal Life	279	1,897	1,940	13,868

Putnam VT International Equity Class IB Division:
Benefit Variable Universal Life	31,217	40,932	28,155	46,923
Executive Variable Universal Life	43,962	69,082	47,419	63,937

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Putnam VT Voyager Class IB Division:
Benefit Variable Universal Life	22,348	10,395	1,617	5,166
Executive Variable Universal Life	64,268	27,677	47,647	88,650
Flex Variable Life	771	1,209	304	229
PrinFlex Life®	287,775	443,433	296,869	455,624
Survivorship Variable Universal Life	23,872	31,825	13,282	13,757
Principal Variable Universal Life Accumulator	25,592	26,001	24,225	45,413

Real Estate Securities Division:
Benefit Variable Universal Life	58,998	65,835	55,489	34,843
Benefit Variable Universal Life II	1,226	152	104	–
Executive Variable Universal Life	246,379	227,791	290,256	192,149
Executive Variable Universal Life II	17,981	4,539	–	–
Flex Variable Life	776	361	511	926
PrinFlex Life®	65,754	110,947	155,390	304,040
Survivorship Variable Universal Life	5,299	58,201	6,396	21,180
Principal Variable Universal Life Accumulator	20,046	29,835	20,502	31,703
Principal Variable Universal Life Accumulator II	39,342	38,729	45,608	38,808
Principal Variable Universal Life Income	41,205	27,546	41,377	20,454
Principal Variable Universal Life Income II	6,082	935	621	48

SAM Balanced Portfolio Division:
Benefit Variable Universal Life	16,951	1,485	1,349	237
Benefit Variable Universal Life II	15,010	567	–	–
Executive Variable Universal Life	174,687	65,202	125,553	11,834
Executive Variable Universal Life II	64,848	14,507	–	–
Flex Variable Life	334	172	–	–
PrinFlex Life®	127,204	27,549	4,607	20
Survivorship Variable Universal Life	12,348	3,528	–	–
Principal Variable Universal Life Accumulator	15,773	725	6,055	7
Principal Variable Universal Life Accumulator II	52,324	12,587	39,357	11,090
Principal Variable Universal Life Income	274,805	74,569	177,155	54,929
Principal Variable Universal Life Income II	227,395	41,357	27,146	1,404

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

SAM Conservative Balanced Portfolio Division:
Benefit Variable Universal Life	788	313	2,274	597
Benefit Variable Universal Life II	277	6	16	–
Executive Variable Universal Life	75,893	49,915	87,534	4,795
Executive Variable Universal Life II	17,904	1,310	–	–
PrinFlex Life®	50,285	10,655	–	–
Survivorship Variable Universal Life	3,039	79	–	–
Principal Variable Universal Life Accumulator	13,858	495	199	2
Principal Variable Universal Life Accumulator II	31,536	3,189	35,923	2,287
Principal Variable Universal Life Income	22,682	18,030	33,287	4,073
Principal Variable Universal Life Income II	45,218	10,499	2,890	150

SAM Conservative Growth Portfolio Division:
Benefit Variable Universal Life	24,181	3,813	7,342	586
Benefit Variable Universal Life II	10,397	34	–	–
Executive Variable Universal Life	91,933	52,769	77,157	21,670
Executive Variable Universal Life II	23,177	2,172	–	–
Flex Variable Life	25	14	–	–
PrinFlex Life®	125,457	20,997	19,916	78
Survivorship Variable Universal Life	58,144	15,397	–	–
Principal Variable Universal Life Accumulator	11,986	486	–	–
Principal Variable Universal Life Accumulator II	93,685	29,110	60,990	19,822
Principal Variable Universal Life Income	443,028	112,975	334,907	52,013
Principal Variable Universal Life Income II	545,666	73,280	250,282	2,044

SAM Flexible Income Portfolio Division:
Benefit Variable Universal Life	963	37	729	593
Benefit Variable Universal Life II	431	171	–	–
Executive Variable Universal Life	56,704	14,396	34,530	7,756
Executive Variable Universal Life II	46,971	4,566	–	–
Flex Variable Life	950	3	–	–
PrinFlex Life®	68,881	6,175	2,947	9
Survivorship Variable Universal Life	3,296	211	–	–
Principal Variable Universal Life Accumulator	2,371	191	–	–
Principal Variable Universal Life Accumulator II	23,750	12,066	15,757	6,271
Principal Variable Universal Life Income	50,991	27,280	57,795	4,054
Principal Variable Universal Life Income II	41,633	3,129	3,053	78

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

SAM Strategic Growth Portfolio Division:
Benefit Variable Universal Life	35,377	15,722	18,972	1,445
Benefit Variable Universal Life II	6,126	275	–	–
Executive Variable Universal Life	158,009	59,852	159,858	21,175
Executive Variable Universal Life II	28,756	7,091	–	–
PrinFlex Life®	144,323	16,739	35,731	12
Survivorship Variable Universal Life	534	4	–	–
Principal Variable Universal Life Accumulator	26,138	960	96	8
Principal Variable Universal Life Accumulator II	126,709	39,411	94,066	16,900
Principal Variable Universal Life Income	272,804	134,323	328,004	74,212
Principal Variable Universal Life Income II	207,663	33,108	25,887	950

Short-Term Bond Division:
Benefit Variable Universal Life	40,387	26,094	27,047	28,575
Benefit Variable Universal Life II	1,340	–	–	–
Executive Variable Universal Life	119,408	113,208	112,967	109,588
Executive Variable Universal Life II	19,051	13,247	–	–
Flex Variable Life	1,764	459	18,619	2,174
PrinFlex Life®	38,180	28,165	44,045	31,986
Survivorship Variable Universal Life	17,378	10,826	6,552	6,568
Principal Variable Universal Life Accumulator	7,055	17,513	14,595	17,701
Principal Variable Universal Life Accumulator II	17,652	26,476	32,660	33,708
Principal Variable Universal Life Income	20,383	12,864	14,067	10,966
Principal Variable Universal Life Income II	9,387	1,059	638	24

Short-Term Income Division:
Benefit Variable Universal Life	6,460	40	–	–
Benefit Variable Universal Life II	9,039	5,247	–	–
Executive Variable Universal Life	87,496	17,823	–	–
Executive Variable Universal Life II	68,873	6,986	–	–
Flex Variable Life	1,224	54	–	–
PrinFlex Life®	55,116	24,020	433	–
Survivorship Variable Universal Life	21,754	193	406	3
Principal Variable Universal Life Accumulator	10,973	3,801	–	–
Principal Variable Universal Life Accumulator II	20,140	8,185	381	–
Principal Variable Universal Life Income	29,648	4,654	485	–
Principal Variable Universal Life Income II	6,632	665	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

SmallCap Blend Division:
Benefit Variable Universal Life	17,419	11,183	10,297	8,274
Benefit Variable Universal Life II	27	3	–	–
Executive Variable Universal Life	38,644	76,683	54,123	61,121
Executive Variable Universal Life II	593	3	–	–
Flex Variable Life	1,169	3,395	1,676	1,554
PrinFlex Life®	110,241	170,325	146,603	261,027
Survivorship Variable Universal Life	8,114	11,639	5,378	5,209
Principal Variable Universal Life Accumulator	42,463	41,777	19,698	37,634
Principal Variable Universal Life Accumulator II	19,837	18,508	23,017	17,961
Principal Variable Universal Life Income	21,285	12,871	25,086	10,736
Principal Variable Universal Life Income II	1,635	104	–	–

SmallCap Growth II Division:
Benefit Variable Universal Life	23,895	14,866	26,104	13,142
Benefit Variable Universal Life II	67	10	–	–
Executive Variable Universal Life	186,226	221,018	284,307	138,313
Executive Variable Universal Life II	14,677	219	–	–
Flex Variable Life	908	1,277	4,345	6,612
PrinFlex Life®	214,503	281,739	248,750	371,538
Survivorship Variable Universal Life	20,480	29,016	16,790	16,694
Principal Variable Universal Life Accumulator	22,718	22,649	23,735	25,940
Principal Variable Universal Life Accumulator II	41,371	37,272	39,046	29,284
Principal Variable Universal Life Income	50,939	22,258	38,475	15,589
Principal Variable Universal Life Income II	9,733	2,606	2,187	90

SmallCap Value I Division:
Benefit Variable Universal Life	38,983	39,747	35,201	26,966
Benefit Variable Universal Life II	443	17	–	–
Executive Variable Universal Life	144,084	190,622	252,422	190,381
Executive Variable Universal Life II	4,560	178	–	–
Flex Variable Life	1,428	2,896	16,737	5,309
PrinFlex Life®	78,319	140,574	138,344	334,475
Survivorship Variable Universal Life	15,888	19,463	6,413	11,334
Principal Variable Universal Life Accumulator	21,281	23,876	20,404	27,603
Principal Variable Universal Life Accumulator II	32,760	32,258	32,419	28,322
Principal Variable Universal Life Income	34,141	21,615	33,739	17,550
Principal Variable Universal Life Income II	5,407	863	773	44

Summit EAFE International Index Class F Division:
Benefit Variable Universal Life II	1,186	5	–	–
Executive Variable Universal Life II	2,583	612	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Summit Russell 2000 Small Cap Index Class F Division:
Benefit Variable Universal Life	21,039	21,975	15,090	5,473
Benefit Variable Universal Life II	824	7	–	–
Executive Variable Universal Life	178,107	85,351	56,874	39,782
Executive Variable Universal Life II	29,474	1,837	–	–
Principal Variable Universal Life Accumulator II	14,653	4,673	3,582	1,286
Principal Variable Universal Life Income	11,614	4,079	12,499	2,352
Principal Variable Universal Life Income II	6,996	1,055	1,179	38

Summit S&P MidCap 400 Index Class F Division:
Principal Variable Universal Life Accumulator II	3,442	345	5,141	3,728
Principal Variable Universal Life Income	8,784	2,375	17,467	6,320
Principal Variable Universal Life Income II	3,695	436	333	38

T. Rowe Price Equity Income II Division:
Benefit Variable Universal Life	18,577	15,833	5,821	109
Executive Variable Universal Life	129,555	190,280	94,485	17,017

Templeton Developing Markets Securities Class 2
Division:
Benefit Variable Universal Life	6,907	5,520	12,425	9,039
Benefit Variable Universal Life II	383	1	–	–
Executive Variable Universal Life	84,725	88,946	136,918	100,280
Executive Variable Universal Life II	8,943	2,428	–	–

Templeton Foreign Securities Class 2 Division:
Benefit Variable Universal Life	1,080	413	851	32
Benefit Variable Universal Life II	2,028	13	–	–
Executive Variable Universal Life	467,579	216,494	43,149	3,660
Executive Variable Universal Life II	147,394	10,501	–	–

Templeton Global Bond Securities Class 2 Division:
Benefit Variable Universal Life	18,416	8,561	–	–
Benefit Variable Universal Life II	5,217	101	–	–
Executive Variable Universal Life	177,792	51,392	14,326	796
Executive Variable Universal Life II	64,012	685	–	–

Van Eck Worldwide Hard Assets Initial Class Division:
Benefit Variable Universal Life	10,179	798	4,937	2,372
Benefit Variable Universal Life II	2,859	163	–	–
Executive Variable Universal Life	176,783	50,124	39,630	2,162
Executive Variable Universal Life II	20,161	495	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division	Purchased	Redeemed	Purchased	Redeemed

Vanguard VIF Balanced Division:
Benefit Variable Universal Life	179,491	195,958	248,852	122,710
Executive Variable Universal Life	664,067	514,133	723,950	408,368

Vanguard VIF Equity Index Division:
Benefit Variable Universal Life	215,869	178,681	154,140	126,780
Executive Variable Universal Life	1,307,020	1,254,674	2,341,935	580,355

Vanguard VIF Mid-Cap Index Division:
Benefit Variable Universal Life	94,886	81,053	80,801	70,946
Benefit Variable Universal Life II	971	202	–	–
Executive Variable Universal Life	324,398	282,870	320,837	225,075
Executive Variable Universal Life II	25,937	3,115	–	–

Wells Fargo Advantage VT Asset Allocation Division:
Benefit Variable Universal Life	2,548	71	692	1,392
Executive Variable Universal Life	4,640	6,941	21,328	29,096
Flex Variable Life	31	32	25	–
PrinFlex Life®	4,277	5,516	7,712	12,601
Survivorship Variable Universal Life	–	189	77	161
Principal Variable Universal Life Accumulator	2,007	6,477	2,460	3,739
Principal Variable Universal Life Accumulator II	2,049	1,921	5,010	14,210
Principal Variable Universal Life Income	7,574	4,349	6,432	2,011

Wells Fargo Advantage VT Equity Income Division:
Benefit Variable Universal Life	373	254	393	261
Flex Variable Life	47,518	19,919	50	9
PrinFlex Life®	25,656	12,553	11,923	10,267
Survivorship Variable Universal Life	2,006	786	2,392	627
Principal Variable Universal Life Accumulator	613	852	730	719
Principal Variable Universal Life Accumulator II	1,702	1,109	2,427	2,290
Principal Variable Universal Life Income	9,204	2,574	6,459	1,617

Wells Fargo Advantage VT Large Company Growth
Division:
Benefit Variable Universal Life	135	1,090	187	397
Executive Variable Universal Life	1,944	8,116	9,973	1,215
Flex Variable Life	111	111	–	–
PrinFlex Life®	25,447	12,768	10,261	5,053
Survivorship Variable Universal Life	1,188	194	286	99
Principal Variable Universal Life Accumulator	938	381	541	251
Principal Variable Universal Life Accumulator II	5,005	5,145	4,589	2,877
Principal Variable Universal Life Income	9,581	4,981	3,041	991

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Variable Life Separate Account has presented the following disclosures for 2009, 2008, 2007,
2006, and 2005 in accordance with the AICPA Audit and Accounting Guide for Investment
Companies. Information for years prior to 2005 is not required to be presented. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

AIM V.I. Capital Appreciation
Series I Division:
2009	310	$7.77 to $7.56	$2,412	0.65%	0.00% to 0.75%	21.03% to 20.19%
2008	306	6.42 to 6.29	1,964	–	0.00 to 0.75	(42.47) to (42.92)
2007	267	11.16 to 11.02	2,977	–	0.00 to 0.75	12.01 to 11.17
2006 (6)	294	9.96 to 9.91	2,929	0.08	0.0 to 0.75	(0.29) to (0.79)

AIM V.I. Capital Appreciation
Series II Division:
2009	118	7.70	910	0.42	–	20.69
2008	58	6.38	373	–	–	5.98
2007	47	11.11	527	–	–	11.73
2006 (6)	42	9.95	421	–	–	(0.46)

AIM V.I. Core Equity
2009	666	11.43 to 10.71	7,609	1.91	0.00 to 0.75	28.28 to 27.35
2008	675	8.91 to 8.41	6,015	2.17	0.00 to 0.75	(30.12) to (30.72)
2007	687	12.75 to 12.14	8,761	1.22	0.00 to 0.75	8.12 to 7.30
2006	615	11.80 to 11.31	7,253	0.70	0.00 to 0.75	9.16 to 15.83
2005	182	10.11 to 9.77	1,842	1.71	0.00 to 0.75	5.31 to 4.60

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

AIM V.I. Core Equity
2009	355	$16.57	$5,877	1.89%	–%	27.95%
2008	271	12.95	3,508	2.04	–	6.15
2007	237	18.58	4,410	1.04	–	7.88
2006	184	17.23	3,165	0.82	–	16.42
2005	16	14.79 to 14.80	237	1.70	–	3.35 to 5.11

AIM V.I. Dynamics
Series I Division:
2009	208	9.13 to 8.56	1,904	–	0.00 to 0.75	42.43 to 41.25
2008	164	6.41 to 6.06	1,053	–	0.00 to 0.75	(48.10) to (48.43)
2007	172	12.35 to 11.75	2,118	–	0.00 to 0.75	12.19 to 11.34
2006	105	11.01 to 10.55	1,161	–	0.00 to 0.75	16.11 to 15.25
2005	76	9.48	722	–	–	10.75 to 11.01

AIM V.I. Global Health
Care Series I Division:
2009	600	12.00 to 11.25	7,205	0.37	0.00 to 0.75	27.66 to 26.69
2008	563	9.40 to 8.88	5,289	–	0.00 to 0.75	(28.63) to (29.13)
2007	525	13.17 to 12.53	6,911	–	0.00 to 0.75	11.86 to 11.01
2006	502	11.77 to 11.29	5,911	–	0.00 to 0.75	5.23 to 4.45
2005	490	11.19 to 10.81	5,478	–	0.00 to 0.75	8.64 to 7.35

AIM V.I. International
Growth Series I Division:
2009	394	18.18	7,166	1.57	–	35.27
2008	333	13.44	4,483	0.52	–	9.45
2007	348	22.55	7,850	0.48	–	14.72
2006	237	19.66	4,653	1.23	–	28.23
2005	135	15.33	2,070	1.08	–	17.92

AIM V.I. Mid Cap Core
Equity Series II Division:
2009	41	11.39	462	1.25	–	29.87
2008	15	8.77	134	1.88	–	(28.70)
2007	2	12.30	26	0.07	–	9.28
2006	–	11.26	–	–	–	11.05
2005 (5)	–	10.14	–	–	–	0.78

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

AIM V.I. Small Cap
Equity Series I Division:
2009	595	$8.19 to $8.02	$4,873	0.19%	0.00% to 0.75%	21.33% to 20.24%
2008	500	6.75 to 6.67	3,374	–	0.00 to 0.75	(31.33) to (31.80)
2007 (8)	328	9.83 to 9.78	3,227	0.05	0.00 to 0.75	(0.20) to (0.70)

AIM V.I. Technology Series I
Division:
2009	601	6.11 to 5.73	3,675	–	0.00 to 0.75	57.07 to 56.13
2008	513	3.89 to 3.67	1,993	–	0.00 to 0.75	(44.43) to (44.89)
2007	543	7.00 to 6.66	3,798	–	0.00 to 0.75	7.70 to 6.89
2006	428	6.50 to 6.23	2,783	–	0.00 to 0.75	10.48 to 9.66
2005	424	5.88 to 5.68	2,496	–	0.00 to 0.75	2.26 to 1.43

AllianceBernstein Global
Thematic Growth Class A
Division:
2009 (16)	–	9.85	3	–	–	53.43
2008 (13)	–	6.42	–	–	–	5.94

AllianceBernstein International
Growth Class A Division:
2009	9	8.25	70	–	–	39.59
2008 (13)	–	5.91	–	–	–	9.65

AllianceBernstein International
Value Class A Division:
2009	47	6.36	297	2.75	–	34.75
2008 (11)	15	4.72	71	–	–	9.01

AllianceBernstein Small
Cap Growth Class A Division:
2009	6	7.77	44	–	–	41.79
2008 (12)	–	5.48	–	–	–	15.61

AllianceBernstein Small/Mid Cap
Value Class A Division:
2009	1	9.18	9	0.62	–	42.99
2008 (12)	–	6.42	–	–	–	18.67

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

American Century VP Income &
Growth Class I Division:
2009	274	$10.07 to $9.44	$2,757	4.80%	0.00% to 0.75%	18.05% to 17.27%
2008	289	8.53 to 8.05	2,466	2.00	0.00 to 0.75	(34.59) to (35.08)
2007	319	13.04 to 12.40	4,155	1.81	0.00 to 0.75	(0.07) to (0.82)
2006	329	13.04 to 12.51	4,291	1.75	0.00 to 0.75	17.09 to 16.21
2005	357	11.14 to 10.76	3,977	1.78	0.00 to 0.75	4.60 to 3.86

American Century VP Income
& Growth Class II Division:
2009	180	11.07	1,995	4.08	–	17.77
2008	136	9.40	1,277	1.56	–	8.29
2007	130	14.41	1,880	1.53	–	(0.43)
2006	151	14.47	2,186	1.36	–	16.81
2005	96	12.39	1,191	1.32	–	4.56 to 4.73

American Century VP
International Class II Division:
2009	24	13.90	332	2.25	–	33.65
2008	42	10.40	437	0.68	–	9.01
2007	41	18.88	766	0.53	–	17.92
2006	57	16.01	913	1.27	–	24.74
2005	40	12.84	513	0.95	–	13.13

American Century VP MidCap
Value Class II Division:
2009	346	11.77	4,069	3.04	–	29.77
2008	73	9.07	664	0.05	–	9.94
2007	29	12.01	345	1.00	–	(2.43)
2006	2	12.31	30	1.28	–	20.23
2005 (5)	–	10.24	–	–	–	1.89

American Century VP Ultra
Class I Division:
2009	160	9.24 to 8.66	1,477	0.29	0.00 to 0.75	34.50 to 33.44
2008	186	6.87 to 6.49	1,278	–	0.00 to 0.75	(41.48) to (41.90)
2007	230	11.74 to 11.17	2,700	–	0.00 to 0.75	21.02 to 20.11
2006	265	9.70 to 9.30	2,574	–	0.00 to 0.75	(3.28) to (4.00)
2005	276	10.03 to 9.69	2,769	–	0.00 to 0.75	2.14 to 1.36

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

American Century VP Ultra
Class II Division:
2009	214	$10.22	$2,183	0.18%	–%	34.47%
2008	242	7.60	1,842	–	–	(41.63)
2007	183	13.02	2,389	–	–	20.84
2006	190	10.78	2,052	–	–	(3.39)
2005	129	11.15	1,443	–	–	1.73 to 1.92

American Century VP Value
Class II Division:
2009	776	12.85 to 12.13	9,965	5.18	0.00 to 0.75	19.76 to 18.81
2008	711	10.73 to 10.21	7,631	2.41	0.00 to 0.75	(26.81) to (27.33)
2007	798	14.66 to 14.05	11,692	1.36	0.00 to 0.75	(5.31) to (6.02)
2006	781	15.48 to 14.95	12,096	0.99	0.00 to 0.75	18.46 to 17.58
2005	550	13.07 to 12.71	7,183	0.49	0.00 to 0.75	4.98 to 4.01

American Century VP Vista
Class II Division:
2009	44	9.64	424	–	–	22.49
2008	38	7.87	295	–	–	6.93
2007	3	15.35	52	–	–	39.53
2006	–	11.00	4	–	–	8.88
2005 (5)	–	10.10	–	–	–	0.07

Asset Allocation Division:
2009	703	14.83 to 12.35	13,700	2.99	0.00 to 0.75	18.83 to 17.84
2008	770	12.48 to 10.48	12,565	3.11	0.00 to 0.75	(24.86) to (25.36)
2007	835	16.61 to 14.04	18,197	1.39	0.00 to 0.75	11.78 to 10.94
2006	930	20.09 to 12.66	18,155	0.75	0.00 to 0.75	12.77 to 11.93
2005	947	17.81 to 11.31	16,413	1.59	0.00 to 0.75	6.01 to 5.01

Balanced Division:
2009	894	11.04 to 31.04	14,078	4.82	0.00 to 0.75	21.19 to 20.26
2008	907	9.11 to 25.81	11,804	3.60	0.00 to 0.75	(30.93) to (31.43)
2007	1,024	13.19 to 37.64	19,321	2.61	0.00 to 0.75	5.38 to 4.58
2006	1,110	12.51 to 35.99	19,877	2.33	0.00 to 0.75	11.44 to 10.61
2005	1,144	14.95 to 32.54	18,459	2.42	0.00 to 0.75	6.79 to 5.99

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Bond and Mortgage Securities
Division:
2009	2,458	$15.64 to $33.46	44,714	11.46%	0.00% to 0.75%	20.87% to 20.01%
2008	2,551	12.94 to 27.88	38,446	6.18	0.00 to 0.75	(17.05) to (17.71)
2007	2,827	15.60 to 33.88	51,557	4.31	0.00 to 0.75	3.41 to 2.63
2006	2,601	15.08 to 33.01	46,101	3.77	0.00 to 0.75	4.65 to 3.87
2005	2,326	14.41 to 31.78	39,645	4.33	0.00 to 0.75	2.49 to 1.73

Calvert Income Initial Shares
Division:
2009	4	10.77	44	13.75	–	20.74
2008 (12)	1	8.92	5	31.66	–	1.71

Diversified International Division:
2009 (4)	4,741	13.68 to 13.61	84,234	5.17	0.00 to 0.75	28.21 to 27.20
2008	4,685	10.67 to 10.70	64,960	1.77	0.00 to 0.75	(46.25) to (46.63)
2007	4,479	19.85 to 20.05	115,426	0.89	0.00 to 0.75	16.09 to 15.22
2006	4,087	22.43 to 17.40	90,574	1.09	0.00 to 0.75	27.96 to 27.01
2005	3,529	13.36 to 13.70	61,107	0.96	0.00 to 0.75	23.82 to 22.87

Dreyfus IP Core Value Service
Shares Division:
2009	40	11.12	445	2.40	–	17.92
2008	40	9.43	375	2.05	–	7.16
2007	47	14.72	692	1.43	–	2.79
2006	105	14.32	1,497	1.09	–	21.16
2005	97	11.82	1,146	0.32	–	5.25

Dreyfus Socially Responsible
Growth Service Shares Division:
2009	10	10.48	109	0.53	–	33.50
2008	8	7.85	62	0.36	–	6.22
2007	4	12.00	53	0.33	–	7.49
2006	6	11.16	72	–	–	8.96
2005	6	10.25	66	–	–	3.43

		Principal Life Insurance Company

		Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Dreyfus VIF Appreciation
Service Shares Division:
2009	105	$11.60	$1,219	2.35%	–%	22.23%
2008	108	9.49	1,028	1.63	–	4.17
2007	100	13.50	1,350	1.10	–	6.85
2006	65	12.64	823	1.32	–	16.21
2005	64	10.88	692	–	–	4.11 to 4.21

Dreyfus VIF Developing Leaders
Service Shares Division:
2009	311	8.42	2,617	1.23	–	25.86
2008	292	6.69	1,956	0.55	–	(37.83)
2007	312	10.76	3,359	0.44	–	(11.28)
2006	258	12.12	3,134	0.14	–	3.52
2005	227	11.71	2,653	–	–	5.50 to 5.59

Dreyfus VIF Quality Bond
Service Shares Division:
2009	153	13.78	2,102	4.40	–	14.64
2008	125	12.02	1,502	4.29	–	(4.45)
2007	42	12.58	534	4.63	–	3.30
2006	69	12.18	841	4.45	–	3.90
2005	104	11.72	1,220	3.31	–	2.27

DWS Dreman Small Mid
Cap Value Class B Division:
2009	78	9.66	758	0.69	–	29.32
2008 (11)	29	7.47	216	–	–	17.45

Equity Income Division:
2009	798	8.33 to 8.14	6,645	5.77	0.00 to 0.75	20.03 to 19.01
2008	807	6.94 to 6.84	5,605	2.50	0.00 to 0.75	(33.97) to (34.42)
2007 (7)	760	10.51 to 10.43	7,985	0.97	0.00 to 0.75	5.73 to 4.95

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Fidelity VIP Equity-Income
Initial Class Division:
2009	1,225	$11.67 to $10.01	$20,393	2.27%	0.00% to 0.75%	30.25% to 29.16%
2008	1,370	8.96 to 7.75	17,484	2.30	0.00 to 0.75	(42.67) to (43.06)
2007	1,766	15.63 to 13.61	39,772	1.82	0.00 to 0.75	1.53 to 0.77
2006	1,847	23.04 to 13.50	41,081	3.30	0.00 to 0.75	20.19 to 19.30
2005	2,066	12.81 to 11.32	37,806	1.57	0.00 to 0.75	5.87 to 5.11

Fidelity VIP Equity-Income
Service Class 2 Division:
2009	1,359	11.12	15,109	2.19	–	29.91
2008	1,522	8.56	13,030	2.59	–	8.22
2007	1,218	14.97	18,230	1.78	–	1.27
2006	966	14.78	14,282	2.93	–	19.93
2005	682	12.32	8,404	1.18	–	5.48 to 5.57

Fidelity VIP Growth Service
Class 2 Division:
2009	851	9.74 to 9.20	8,287	0.19	0.00 to 0.75	27.99 to 27.07
2008	868	7.61 to 7.24	6,606	0.62	0.00 to 0.75	(47.30) to (47.73)
2007	771	14.44 to 13.85	11,141	0.35	0.00 to 0.75	26.66 to 25.71
2006	604	11.40 to 11.01	6,886	0.15	0.00 to 0.75	6.57 to 5.78
2005	552	10.70 to 10.40	5,911	0.24	0.00 to 0.75	5.52 to 4.63

Fidelity VIP High Income Initial
Class Division:
2009	383	12.60 to 15.44	5,564	9.08	0.00 to 0.75	44.00 to 42.83
2008	314	8.75 to 10.81	3,204	7.82	0.00 to 0.75	(25.02) to (25.50)
2007	468	11.67 to 14.51	6,413	8.53	0.00 to 0.75	2.79 to 2.01
2006	497	11.35 to 14.23	6,628	7.86	0.00 to 0.75	11.24 to 10.41
2005	538	10.20 to 12.88	6,462	14.79	0.00 to 0.75	2.72 to 1.90

Fidelity VIP High Income Service
Class 2 Division:
2009	794	17.86	14,190	9.92	–	43.45
2008	477	12.45	5,934	10.45	–	3.58
2007	346	16.63	5,763	9.10	–	2.54
2006	273	16.22	4,431	9.52	–	11.02
2005	175	14.61	2,559	13.92	–	(14.06) to 2.31

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Fidelity VIP II Asset Manager
Service Class 2 Division:
2009	102	$13.50	$1,373	1.73%	–%	28.82%
2008	208	10.48	2,185	2.84	–	(28.95)
2007	137	14.75	2,023	5.47	–	15.17
2006	95	12.80	1,214	2.20	–	7.14
2005	78	11.95	931	2.71	–	3.73 to 3.82

Fidelity VIP II Contrafund Initial
Class Division:
2009	2,313	15.00 to 14.16	56,892	1.40	0.00 to 0.75	35.75 to 34.73
2008	2,594	11.05 to 10.51	47,136	0.96	0.00 to 0.75	(42.51) to (42.94)
2007	3,031	19.22 to 18.42	96,471	0.93	0.00 to 0.75	17.59 to 16.71
2006	3,290	16.35 to 15.78	89,418	1.28	0.00 to 0.75	11.72 to 10.88
2005	3,384	14.63 to 14.23	82,291	0.28	0.00 to 0.75	16.95 to 16.07

Fidelity VIP II Contrafund
Service Class 2 Division:
2009	3,391	15.07	51,117	1.26	–	35.40
2008	2,949	11.13	32,810	0.94	–	7.74
2007	2,073	19.42	40,252	0.84	–	17.30
2006	1,503	16.55	24,881	1.01	–	11.43
2005	828	14.85	12,302	0.08	–	16.56 to 16.65

Fidelity VIP III Mid Cap Service
Class 2 Division:
2009	1,423	11.85	26,699	0.49	–	39.74
2008	1,243	13.60	16,907	0.25	–	(34.27)
2007	1,137	22.52	25,611	0.49	–	15.34
2006	854	19.53	16,681	0.16	–	12.40
2005	653	17.37	11,344	–	–	18.00

Franklin Income Securities Class 2
Division:
2009	601	16.90	10,154	8.01	–	35.63
2008	590	12.46	7,346	5.38	–	9.68
2007	531	17.71	9,407	2.73	–	3.76
2006	330	17.07	5,632	3.06	–	18.24
2005	331	14.44	4,772	3.29	–	1.62

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Franklin Mutual Global
Discovery Class 2 Division:
2009 (18)	672	$18.06	$12,141	1.19%	–%	23.28%
2008	486	14.65	7,115	2.42	–	2.30
2007	399	20.47	8,175	1.45	–	11.85
2006	294	18.31	5,390	0.96	–	23.05
2005	207	14.88	3,082	1.14	–	15.98

Franklin Mutual Shares Class 2
Division:
2009	604	12.82	7,752	1.97	–	26.06
2008	518	10.17	5,269	3.26	–	6.16
2007	422	16.18	6,834	1.43	–	3.48
2006	267	15.63	4,179	1.29	–	18.38
2005	138	13.21	1,825	0.95	–	10.54

Franklin Rising Dividends
Securities Class 2 Division:
2009	160	11.97	1,918	1.50	–	17.35
2008	161	10.20	1,641	1.73	–	10.03
2007	208	13.99	2,916	2.71	–	(2.69)
2006	240	14.37	3,447	1.01	–	17.12
2005	229	12.27	2,808	1.00	–	3.37

Franklin Small Cap Value
Securities Class 2 Division:
2009	560	14.09	7,896	1.64	–	29.15
2008	410	10.91	4,471	1.12	–	17.19
2007	320	16.29	5,220	0.63	–	(2.38)
2006	273	16.68	4,551	0.63	–	16.98
2005	173	14.26	2,470	0.76	–	8.77

Franklin Strategic Income
Securities Class 2 Division:
2009	263	11.17	2,937	5.26	–	25.79
2008 (11)	29	8.88	253	–	–	6.73

Principal Life Insurance Company

Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Franklin U.S. Government Fund
Class 2 Division:
2009 (15)	–	$9.88	$–	–%	–%	(1.3)%

Goldman Sachs VIT Structured
Small Cap Equity
Service Class I Division:
2009	47	7.84	372	0.99	–	27.69
2008	56	6.14 to 8.19	345	0.79	–	–
2007	39	9.31	361	0.40	–	(16.48)
2006	29	11.15	320	0.99	–	12.27
2005 (5)	6	9.93	61	–	–	(1.90)

Government & High Quality
Bond Division:
2009	1,976	16.13 to 13.03	36,683	6.18	0.00 to 0.75	5.29 to 4.49
2008	1,944	15.32 to 12.47	34,287	4.71	0.00 to 0.75	(1.67) to (2.35)
2007	2,076	15.58 to 12.77	37,166	4.21	0.00 to 0.75	4.90 to 4.11
2006	1,672	14.85 to 12.27	28,513	4.08	0.00 to 0.75	4.23 to 3.45
2005	1,808	14.25 to 11.86	29,297	4.20	0.00 to 0.75	2.00 to 1.28

International Emerging Markets
Division:
2009 (4)	928	31.71 to 29.95	29,413	1.99	0.00 to 0.75	69.21 to 67.98
2008	783	18.74 to 17.83	14,664	1.11	0.00 to 0.75	(54.84) to (55.19)
2007	700	41.50 to 39.79	29,043	0.86	0.00 to 0.75	31.09 to 41.04
2006	577	29.21 to 28.21	16,848	–	0.00 to 0.75	38.32 to 37.29
2005	425	21.11 to 20.55	8,966	1.50	0.00 to 0.75	34.29 to 33.27

International SmallCap Division:
2009 (4)	1,511	21.35 to 16.47	37,674	3.00	0.00 to 0.75	34.53 to 33.58
2008	1,640	15.87 to 12.33	30,378	2.07	0.00 to 0.75	(50.28) to (50.68)
2007	1,754	31.92 to 25.00	65,296	1.43	0.00 to 0.75	9.23 to 8.41
2006	1,631	29.22 to 23.06	55,554	0.50	0.00 to 0.75	30.38 to 29.41
2005	1,589	26.36 to 17.82	41,268	0.49	0.00 to 0.75	29.22 to 28.20

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Janus Aspen Balanced Service
Shares Division:
2009	194	$15.77	$3,067	3.12%	–%	25.56%
2008	79	12.56	995	2.46	–	8.09
2007	73	14.96	1,099	2.74	–	10.29
2006	29	13.56	397	2.01	–	10.41
2005	7	12.28 to 12.29	83	2.31	–	7.62 to 7.90

Janus Aspen Enterprise
Service Shares Division:
2009 (21)	607	11.07 to 10.37	6,720	–	0.00 to 0.75	44.52 to 43.43
2008	527	7.66 to 7.23	4,039	0.07	0.00 to 0.75	(43.88) to (44.30)
2007	548	13.65 to 12.98	7,471	0.07	0.00 to 0.75	21.74 to 20.83
2006	356	11.21 to 10.75	3,986	–	0.00 to 0.75	13.31 to 12.46
2005	382	9.89 to 9.56	3,774	–	0.00 to 0.75	12.00 to 11.29

Janus Aspen Flexible Bond
Service Shares Division:
2009	1,549	16.22	25,116	4.40	–	13.03
2008	605	14.35	8,680	5.08	–	5.67
2007	273	13.58	3,708	4.37	–	6.80
2006	256	12.71	3,260	3.98	–	3.98
2005	244	12.23	2,985	5.16	–	1.66 to 1.75

Janus Aspen Forty Service
Shares Division:
2009	35	8.54	302	–	–	45.98
2008 (12)	–	5.85	1.00	–	–	8.33

Janus Aspen Overseas Service
Shares Division:
2009 (20)	235	26.24	6,166	0.41	–	79.11
2008	186	14.65 to 26.77	2,726	3.06	–	–
2007	119	30.68	3,665	0.50	–	28.02
2006	33	23.96	791	2.21	–	46.63
2005	2	16.33 to 16.34	38	4.00	–	31.91 to 31.99

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Janus Aspen Research Core
Service Shares Division:
2009 (19)	192	$12.41	$2,386	0.22%	–%	35.93%
2008	182	9.13	1,659	5.57	–	(42.36)
2007	155	15.84	2,460	0.11	–	10.79
2006	128	14.29	1,834	0.08	–	9.69
2005	81	13.03	1,049	0.02	–	15.31

Janus Aspen Worldwide Service
Shares Division:
2009 (22)	60	10.40	625	1.26	–	37.38
2008	71	7.57	537	1.05	–	15.05
2007	74	13.72	1,011	0.60	–	9.36
2006	62	12.54	777	1.63	–	17.94
2005	53	10.63	562	1.26	–	5.56

JP Morgan Core Bond Class I
Division:
2009	137	10.63	1,455	–	–	6.30

JP Morgan SmallCap Core Class I
Division:
2009	224	13.35	3,002	0.32	–	33.50

LargeCap Blend II Division:
2009	974	11.95 to 11.28	11,639	1.80	0.00 to 0.75	29.75 to 28.62
2008	905	9.21 to 8.77	8,336	1.41	0.00 to 0.75	(36.44) to (36.86)
2007	881	14.49 to 13.89	12,770	0.67	0.00 to 0.75	5.13 to 4.34
2006	751	13.78 to 13.31	10,347	0.62	0.00 to 0.75	15.82 to 14.95
2005	588	11.90 to 11.58	6,999	0.01	0.00 to 0.75	4.85 to 3.95

LargeCap Growth Division:
2009	1,937	7.86 to 8.60	23,256	0.76	0.00 to 0.75	26.98 to 26.10
2008	1,885	6.19 to 6.82	17,810	0.52	0.00 to 0.75	(43.11) to (43.59)
2007	1,863	10.88 to 12.09	30,968	0.16	0.00 to 0.75	23.20 to 22.27
2006	1,938	8.83 to 9.89	25,963	0.25	0.00 to 0.75	9.92 to 9.10
2005	1,892	12.62 to 9.06	23,025	0.66	0.00 to 0.75	12.38 to 11.30

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

LargeCap Growth I Division:
2009	4,961	$10.40 to $9.46	$83,748	0.05%	0.00% to 0.75%	52.72% to 51.60%
2008	5,139	6.81 to 6.24	56,771	0.17	0.00 to 0.75	(40.63) to (41.02)
2007	5,387	11.47 to 10.58	100,280	0.53	0.00 to 0.75	8.52 to 7.70
2006	4,817	17.58 to 9.83	82,212	–	0.00 to 0.75	6.21 to 5.42
2005	4,923	9.95 to 9.32	79,040	–	0.00 to 0.75	7.57 to 6.76

LargeCap S&P 500 Index
Division:
2009	2,085	9.72 to 9.30	20,275	4.47	0.00 to 0.75	26.23 to 25.34
2008	2,009	7.70 to 7.42	15,467	2.73	0.00 to 0.75	(37.09) to (37.54)
2007	3,380	12.24 to 11.88	41,350	1.38	0.00 to 0.75	5.15 to 4.36
2006	3,618	11.64 to 11.38	42,105	1.32	0.00 to 0.75	15.57 to 14.71
2005	3,663	10.07 to 9.92	36,888	0.02	0.00 to 0.75	4.46 to 3.66

LargeCap Value Division:
2009	2,921	10.14 to 36.88	45,491	5.06	0.00 to 0.75	16.28 to 15.43
2008	3,096	8.72 to 31.95	41,590	2.30	0.00 to 0.75	(35.17) to (35.65)
2007	3,226	13.45 to 49.65	66,964	1.61	0.00 to 0.75	(0.10) to (0.85)
2006	3,309	13.46 to 50.08	69,287	1.48	0.00 to 0.75	19.95 to 19.06
2005	3,216	16.62 to 42.06	56,597	0.01	0.00 to 0.75	6.95 to 6.00

LargeCap Value III Division:
2009	1,302	10.64 to 10.05	13,848	3.65	0.00 to 0.75	19.82 to 18.93
2008	1,320	8.88 to 8.45	11,723	2.37	0.00 to 0.75	(40.80) to (41.24)
2007	1,454	15.00 to 14.38	21,793	1.26	0.00 to 0.75	(3.71) to (4.44)
2006	1,149	15.57 to 15.04	17,887	0.86	0.00 to 0.75	21.55 to 20.64
2005	733	12.81 to 12.47	9,392	0.01	0.00 to 0.75	5.43 to 4.61

MFS VIT Global Equity Service
Class Division:
2009	45	12.04	537	2.13	–	31.87
2008	31	9.13	284	0.75	–	7.92
2007	17	13.83	235	1.97	–	8.97
2006	11	12.69	144	–	–	24.02
2005 (5)	–	10.23	–	–	–	2.11

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

MFS VIT Growth Service Class
Division:
2009	177	$13.36	$2,364	0.02%	–%	37.31%
2008	89	9.73	867	–	–	4.85
2007	45	15.58	698	–	–	20.87
2006	29	12.89	373	–	–	7.61
2005	19	11.97	228	–	–	8.92

MFS VIT MidCap Growth
Service Class Division:
2009	33	8.80	287	–	–	41.25
2008	39	6.23	242	–	–	(51.56)
2007	46	12.86	587	–	–	9.51
2006	44	11.75	522	–	–	2.30
2005	43	11.48	488	–	–	2.87

MFS VIT New Discovery Service
Class Division:
2009	235	12.85	3,024	–	–	62.86
2008	146	7.89	1,149	–	–	21.20
2007	127	13.04	1,660	–	–	2.25
2006	107	12.75	1,370	–	–	12.93
2005	114	11.29	1,285	–	–	4.93 to 5.02

MFS VIT Research International
Service Class Division:
2009	48	7.94	378	0.06	–	30.59
2008	–	6.08	3	0.48	–	10.95
2007 (6)	–	10.58	3	–	–	5.74

MFS VIT Total Return Service
Class Division:
2009	5	9.60	45	–	–	17.79
2008 (13)	–	8.15	–	–	–	5.71

MFS VIT Utilities Division:
2009	16	8.42	136	1.17	–	32.81
2008 (12)	2	6.34	10	–	–	5.14

Principal Life Insurance Company

Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

MFS VIT Value Service Class
Division:
2009	736	$13.48	$9,922	1.21%	–%	22.43%
2008	550	11.01	6,050	0.76	–	7.21
2007	182	16.37	2,986	0.64	–	7.59
2006	82	15.21	1,244	0.76	–	20.51
2005	47	12.62	589	0.68	–	6.41

MidCap Blend Division:
2009	2,437	21.21 to 81.18	72,046	0.86	0.00 to 0.75	33.73 to 32.76
2008	2,589	15.86 to 61.15	57,440	0.62	0.00 to 0.75	(33.92) to (34.42)
2007	2,726	24.00 to 93.24	92,374	0.61	0.00 to 0.75	9.45 to 8.63
2006	2,895	21.92 to 85.84	90,511	1.03	0.00 to 0.75	14.23 to 13.38
2005	2,943	24.24 to 75.71	81,479	–	0.00 to 0.75	9.24 to 8.39

MidCap Growth I Division:
2009	1,267	12.29 to 10.61	15,578	0.15	0.00 to 0.75	35.20 to 34.13
2008	1,246	9.09 to 7.91	11,337	0.09	0.00 to 0.75	(41.17) to (41.58)
2007	1,286	15.45 to 13.54	19,870	0.11	0.00 to 0.75	10.78 to 9.95
2006	1,223	13.95 to 12.32	17,067	–	0.00 to 0.75	9.65 to 8.83
2005	1,145	12.72 to 11.32	14,572	–	0.00 to 0.75	13.77 to 12.86

MidCap Value II Division:
2009	1,322	13.56 to 12.71	17,925	1.84	0.00 to 0.75	34.12 to 33.09
2008	1,375	10.11 to 9.55	13,903	0.89	0.00 to 0.75	(43.93) to (44.31)
2007	1,428	18.03 to 17.15	25,741	0.63	0.00 to 0.75	(1.04) to (1.78)
2006	1,250	18.22 to 17.47	22,766	0.23	0.00 to 0.75	13.28 to 12.43
2005	1,090	16.08 to 15.53	17,532	–	0.00 to 0.75	10.59 to 9.68

Money Market Division:
2009	13,199	13.44 to 20.83	200,346	0.26	0.00 to 0.75	0.22 to (0.53)
2008	12,278	13.41 to 20.94	185,704	2.46	0.00 to 0.75	2.60 to 1.80
2007	7,747	13.07 to 20.57	114,089	4.65	0.00 to 0.75	4.89 to 4.11
2006	5,764	12.46 to 19.76	80,848	4.47	0.00 to 0.75	4.63 to 3.85
2005	4,884	13.46 to 19.01	65,437	2.59	0.00 to 0.75	2.67 to 1.88

Mortgage Securities Division:
2009	183	10.76 to 10.67	1,967	8.63	0.00 to 0.75	6.43 to 5.64
2008	–	10.11 to 10.10	3	–	0.00 to 0.75	1.30 to 1.20

Principal Life Insurance Company

Variable Life Separate Account

	Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Neuberger Berman AMT
Guardian I Class Division:
2009	123	12.20	1,496	1.46%	–%	29.65%
2008	41	9.41	383	0.57	–	4.09
2007	36	15.00	547	0.30	–	7.39
2006	19	13.96	261	0.73	–	13.38
2005	14	12.32	172	0.12	–	8.45

Neuberger Berman AMT Partners
I Class Division:
2009	450	9.28	4,175	2.75	–	55.97
2008	320	5.95	1,905	0.65	–	14.20
2007	131	12.49	1,632	0.79	–	9.34
2006	54	11.42	611	0.96	–	12.24
2005 (5)	–	10.18	–	–	–	0.71

Neuberger Berman AMT Small-
Cap Growth S Class Division:
2009	31	7.81	244	–	–	22.80
2008	22	6.36	142	–	–	6.35
2007	13	10.51	134	–	–	0.52
2006	7	10.45	78	–	–	5.25
2005 (5)	–	9.93	–	–	–	(1.19)

Oppenheimer Main Street Small
Cap Service Shares Division:
2009	10	9.57	92	0.01	–	36.91
2008 (12)	–	6.99	1	–	–	17.88

PIMCO High Yield
Administrative Class Division:
2009 (15)	–	10.29	–	–	–	2.90

PIMCO Real Return
Administrative Class Division:
2009 (15)	15	9.89	151	0.72	–	(1.20)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

PIMCO Short-Term
Administrative Class Division:
2009 (15)	13	$10.00	$130	1.18%	–%	–

PIMCO Total Return
Administrative Class Division:
2009 (15)	73	9.96	728	1.46	–	(0.40)

Principal LifeTime Strategic
Income Division:
2009	214	11.52 to 12.66	2,462	4.84	0.00 to 0.75	19.01 to 18.10
2008	64	9.68 to 10.72	620	3.72	0.00 to 0.75	(23.90) to 5.51
2007	33	12.72	421	1.24	–	2.12
2006	12	12.46	150	0.06	–	10.26
2005	1	11.30	7	0.13	–	0.91

Principal LifeTime 2010 Division:
2009	475	11.63 to 13.83	5,524	4.16	0.00 to 0.75	25.05 to 24.15
2008	211	9.30 to 11.14	1,963	4.14	0.00 to 0.75	(30.91) to 7.22
2007	117	13.46	1,579	1.03	–	3.74
2006	58	12.98	754	0.02	–	12.30
2005	12	11.55	137	0.01	–	0.89

Principal LifeTime 2020 Division:
2009	1,454	11.97 to 14.32	17,405	3.43	0.00 to 0.75	27.48 to 26.50
2008	741	9.39 to 11.32	6,963	4.11	0.00 to 0.75	(34.15) to 8.12
2007	415	14.26	5,925	0.48	–	4.87
2006	195	13.60	2,652	–	–	15.16
2005	46	11.81	542	0.01	–	1.04

Principal LifeTime 2030 Division:
2009	1,167	11.71 to 14.55	13,669	2.01	0.00 to 0.75	28.26 to 27.30
2008	714	9.13 to 11.43	6,523	4.04	0.00 to 0.75	(36.46) to 8.34
2007	484	14.37	6,949	0.37	–	5.97
2006	238	13.56	3,224	0.01	–	14.83
2005	56	11.81	665	0.08	–	1.04

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Principal LifeTime 2040 Division:
2009	659	$11.78 to $14.81	$7,771	2.62%	0.00% to 0.75%	29.45% to 28.67%
2008	467	9.10 to 11.51	4,248	3.97	0.00 to 0.75	(38.14) to 8.69
2007	348	14.71	5,120	0.30	–	6.54
2006	148	13.81	2,050	0.02	–	15.13
2005	36	11.99	433	0.08	–	1.11

Principal LifeTime 2050 Division:
2009	491	11.73 to 14.92	5,757	2.38	0.00 to 0.75	30.04 to 29.07
2008	374	9.02 to 11.56	3,373	3.98	0.00 to 0.75	(39.05) to 8.65
2007	238	14.80	3,526	0.21	–	6.62
2006	123	13.88	1,712	0.01	–	15.49
2005	31	12.02	375	0.07	–	1.02

Putnam VT Growth & Income
Class IB Division:
2009	26	10.43	272	2.32	–	29.73
2008	20	8.04	163	2.31	–	(38.67)
2007	26	13.11	344	1.27	–	(6.04)
2006	23	13.95	324	3.50	–	15.91
2005	23	12.04	276	1.32	–	5.24

Putnam VT International Equity
Class IB Division:
2009	136	12.97	1,764	–	–	24.71
2008	171	10.40	1,777	2.05	–	(43.97)
2007	206	18.56	3,826	2.57	–	8.37
2006	211	17.13	3,621	0.55	–	27.72
2005	159	13.41	2,132	1.26	–	12.22

Putnam VT Voyager Class IB
Division:
2009	1,777	10.79 to 9.30	22,852	0.81	0.00 to 0.75	63.98 to 62.59
2008	1,893	6.58 to 5.72	14,850	–	0.00 to 0.75	(37.09) to (37.49)
2007	2,118	10.46 to 9.15	26,410	–	0.00 to 0.75	5.52 to 4.73
2006	2,477	9.91 to 8.73	29,288	0.11	0.00 to 0.75	5.44 to 4.65
2005	2,670	9.40 to 8.34	29,775	0.67	0.00 to 0.75	5.74 to 4.91

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Real Estate Securities Division:
2009	1,092	$28.89 to $23.41	$31,571	4.23%	0.00% to 0.75%	28.92% to 27.92%
2008	1,154	22.41 to 18.30	25,966	2.34	0.00 to 0.75	(32.84) to (33.36)
2007	1,181	33.37 to 27.46	39,639	0.84	0.00 to 0.75	(17.69) to (18.31)
2006	1,556	40.54 to 33.61	63,389	1.46	0.00 to 0.75	36.61 to 35.59
2005	1,364	29.68 to 24.79	40,749	0.02	0.00 to 0.75	15.98 to 15.03

SAM Balanced Portfolio
Division:
2009	1,119	9.51 to 13.66	10,643	3.62	0.00 to 0.75	23.83 to 22.84
2008	380	7.68 to 11.12	2,917	3.07	0.00 to 0.75	(26.15) to 6.92
2007 (9)	78	10.40	814	–	–	4.01

SAM Conservative Balanced
Portfolio Division:
2009	334	10.15 to 13.06	3,392	3.02	0.00 to 0.75	21.12 to 20.26
2008	167	8.38 to 10.86	1,400	3.61	0.00 to 0.75	(19.19) to 5.74
2007 (9)	17	10.37	175	–	–	3.72

SAM Conservative Growth
Portfolio Division:
2009	1,983	8.75 to 14.19	17,341	4.90	0.00 to 0.75	25.72 to 24.80
2008	866	6.96 to 11.37	6,027	2.70	0.00 to 0.75	(33.08) to 7.98
2007 (9)	212	10.40	2,205	0.12	–	3.96

SAM Flexible Income Portfolio
Division:
2009	330	10.66 to 12.76	3,521	3.95	0.00 to 0.75	19.91 to 19.03
2008	101	8.89 to 10.72	900	4.35	0.00 to 0.75	(13.77) to 5.30
2007 (9)	5	10.31	54	–	–	3.08

SAM Strategic Growth Portfolio
Division:
2009	1,447	8.29 to 14.59	11,993	3.51	0.00 to 0.75	27.34 to 26.54
2008	748	6.51 to 11.53	4,863	3.22	0.00 to 0.75	(37.40) to 8.67
2007 (9)	200	10.40	2,075	0.42	–	3.82

Principal Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Short-Term Bond Division:
2009	413	$10.85 to $10.32	$4,470	5.86%	0.00% to 0.75%	10.26% to 9.44%
2008	371	9.84 to 9.43	3,643	4.70	0.00 to 0.75	(11.67) to (12.36)
2007	341	11.14 to 10.76	3,800	3.48	0.00 to 0.75	3.07 to 2.30
2006	256	10.81 to 10.52	2,765	2.72	0.00 to 0.75	4.44 to 3.66
2005	220	10.35 to 10.15	2,278	1.61	0.00 to 0.75	1.77

Short-Term Income Division:
2009	247	10.99 to 10.90	2,720	8.04	0.00 to 0.75	9.90 to 9.11
2008 (13)	2	10.00 to 9.99	17	–	0.00 to 0.75	0.40 to 0.30

SmallCap Blend Division:
2009	1,590	11.74 to 10.07	18,666	0.73	0.00 to 0.75	22.16 to 21.33
2008	1,675	9.61 to 8.30	16,093	0.44	0.00 to 0.75	(36.69) to (37.26)
2007	1,793	15.18 to 13.23	27,223	0.30	0.00 to 0.75	1.65 to 0.88
2006	1,819	14.94 to 13.11	27,178	0.15	0.00 to 0.75	12.70 to 11.86
2005	1,682	13.79 to 11.72	22,304	0.02	0.00 to 0.75	7.07 to 6.26

SmallCap Growth II Division:
2009	1,829	7.73 to 5.95	17,655	–	0.00 to 0.75	31.69 to 30.77
2008	1,877	5.87 to 4.55	13,739	–	0.00 to 0.75	(41.12) to (41.59)
2007	1,810	9.97 to 7.79	22,496	–	0.00 to 0.75	5.00 to 4.21
2006	1,862	9.49 to 7.47	22,043	–	0.00 to 0.75	8.97 to 8.16
2005	1,785	11.00 to 6.91	19,372	–	0.00 to 0.75	6.80 to 5.82

SmallCap Value I Division:
2009	1,176	20.76 to 14.11	24,364	2.28	0.00 to 0.75	16.17 to 15.37
2008	1,271	17.87 to 12.23	22,659	0.96	0.00 to 0.75	(31.82) to (32.36)
2007	1,376	26.21 to 18.08	36,103	0.37	0.00 to 0.75	(9.52) to (10.20)
2006	1,496	28.96 to 20.13	43,354	0.31	0.00 to 0.75	18.64 to 17.76
2005	1,479	24.41 to 17.10	36,124	0.04	0.00 to 0.75	6.22 to 5.43

Summit EAFE International Index
Class F Division:
2009	3	8.32	26	3.93	–	27.41
2008 (13)	–	6.53	–	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Summit Russell 2000 Small Cap
Index Class F Division:
2009	245	$9.53	$2,335	0.38%	–%	25.89%
2008	101	7.57	766	1.21	–	14.70
2007	61	11.48	699	0.39	–	(2.40)
2006	23	11.76	272	0.04	–	17.35
2005 (5)	–	10.02	–	–	–	(0.74)

Summit S&P MidCap 400 Index
Class F Division:
2009	26	8.68	222	0.69	–	36.05
2008	13	6.38	82	0.80	–	(32.91)
2007 (10)	–	10.08	–	–	–	2.73

T. Rowe Price Equity Income II
Division:
2009	28	9.80	277	1.92	–	25.32
2008	86	7.82	675	2.54	–	(36.32)
2007	3	12.28	37	1.58	–	3.03
2006	3	11.92	33	1.67	–	18.65
2005 (5)	–	10.04	–	–	–	(0.05)

Templeton Developing Markets
Securities Class 2 Division:
2009	167	14.35	2,403	3.44	–	72.68
2008	163	8.31	1,359	2.71	–	9.06
2007	123	17.58	2,169	2.09	–	28.78
2006	65	13.65	889	1.20	–	28.09
2005 (5)	6	10.65	63	–	–	6.45

Templeton Foreign Securities
Class 2 Division:
2009	434	8.81	3,825	1.38	–	37.01
2008	43	6.43	279	2.18	–	8.98
2007 (9)	3	10.79	33	–	–	7.91

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Templeton Global Bond
Securities Class 2 Division:
2009	218	$11.83	$2,581	7.89%	–%	18.66%
2008 (11)	14	9.97	135	5.88	–	9.44

Van Eck Worldwide Hard Assets
Initial Class Division:
2009	198	8.89	1,765	0.10	–	57.35
2008 (11)	40	5.65	226	–	–	7.62

Vanguard VIF Balanced Division:
2009	1,918	15.46	29,660	4.27	–	22.89
2008	1,785	12.58	22,454	3.08	–	(22.58)
2007	1,343	16.25	21,822	2.38	–	8.36
2006	865	15.00	12,974	2.13	–	14.96
2005	528	13.04	6,888	1.95	–	6.80

Vanguard VIF Equity Index
Division:
2009	3,327	11.66	38,805	2.69	–	26.46
2008	3,237	9.22	29,861	1.71	–	(36.98)
2007	1,448	14.63	21,186	1.44	–	5.38
2006	1,146	13.88	15,900	1.53	–	15.71
2005	838	12.00	10,057	1.56	–	4.80

Vanguard VIF Mid-Cap Index
Division:
2009	820	14.36	11,784	1.66	–	40.37
2008	742	10.23	7,587	1.44	–	13.29
2007	636	17.58	11,182	1.10	–	6.14
2006	514	16.57	8,510	0.94	–	13.75
2005	346	14.56	5,046	0.74	–	13.93

Wells Fargo Advantage VT Asset
Allocation Division:
2009	94	12.35 to 11.66	1,162	2.04	0.00 to 0.75	15.42 to 14.54
2008	96	10.70 to 10.18	1,032	2.44	0.00 to 0.75	(29.09) to (29.65)
2007	116	15.09 to 14.47	1,750	2.28	0.00 to 0.75	7.60 to 6.79
2006	103	14.03 to 13.55	1,442	2.38	0.00 to 0.75	12.14 to 11.30
2005	71	12.51 to 12.17	885	2.16	0.00 to 0.75	6.11 to 4.20

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

					For the Year Ended December 31,
			December 31		Except as Noted
			Unit Fair Value			Expense
			Corresponding to	Net	Investment	Ratio (2)
		Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
	Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Wells Fargo Advantage VT
Equity Income Division:
	2009	100	$10.59 to $10.00	$1,048	2.04%	0.00% to 0.75%	16.89% to 16.01%
	2008	51	9.06 to 8.62	466	1.95	0.00 to 0.75	(36.47) to (36.94)
	2007	43	14.26 to 13.67	611	1.54	0.00 to 0.75	2.80 to 2.03
	2006	35	13.87 to 13.40	491	1.57	–	18.55 to 17.67
	2005	28	11.70	325	1.49	–	5.12 to 5.41

Wells Fargo Advantage VT Large
Company Growth Division:
	2009	102	10.28 to 9.70	1,047	0.35	0.00 to 0.75	43.38 to 42.23
	2008	90	7.17 to 6.82	647	0.28	0.00 to 0.75	(38.98) to (39.43)
	2007	72	11.75 to 11.26	850	–	0.00 to 0.75	7.61 to 6.80
	2006	72	10.92 to 10.54	788	–	–	2.35 to 1.59
	2005	81	10.67	863	0.17	–	3.39 to 5.75

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the
	underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These
	ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.
	The recognition of investment income by the division is affected by the timing of the declaration of dividends by the
	underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and
	expense charges, for each period indicated. The ratios include only those expenses that result in adirect reduction to unit
	values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying
	fund are excluded.
(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund,
	and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed
	through the redemption of units; inclusion of these expenses in the calculation would result in areduction in the total
	return presented. Investment options with adate notation indicate the effective date of that investment option in the
	variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment
	option with a similar expense structure and if no such similar investment option exists then a beginning unit value of ten
	would typically be used. The total return is calculated for the period indicated or from the effective date through the end
	of the reporting period. Total returns have not been annualized for periods less than one year. These percentages
	represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.
(4)	These divisions received payment from an affiliate as compensation for foreign income tax credits. The total returns for
	these divisions would have been lower without the inclusion of the Payment from Affiliate.
(5)	Commencement of operations, November 21, 2005.
(6)	Commencement of operations, April 28, 2006.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(7)	Commencement of operations, January 5, 2007.
(8)	Commencement of operations, April 30, 2007.
(9)	Commencement of operations, May 1, 2007.
(10)	Commencement of operations, November 19, 2007.
(11)	Commencement of operations, May 19, 2008.
(12)	Commencement of operations, July 21, 2008.
(13)	Commencement of operations, November 24, 2008.
(14)	Commencement of operations, April 24, 2009.
(15)	Commencement of operations, November 23, 2009.
(16)	Represented the operations of AllianceBernstein Global Technology Division until May 18, 2009 name change.
(17)	Represented the operations of Franklin Mutual Discovery Securities Class 2 Division until May 18, 2009 name change.
(18)	Represented the operations of Franklin Templeton Global Income Securities Class 2 Division until May 18, 2009 name
	change.
(19)	Represented the operations of Janus Aspen Fundamental Equity Service Shares Division until May 18, 2009 name change.
(20)	Represented the operations of Janus Aspen International Growth Service Shares Division until May 18, 2009 name change.
(21)	Represented the operations of Janus Aspen Mid Cap Growth Service Shares Division until May 18, 2009 name change.
(22)	Represented the operations of Janus Aspen Worldwide Growth Service Shares Division until May 18, 2009 name change.

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

	Division	2009 Unit Value 2009 Total Return

AIM V.I. Small Cap Equity Series I Division		$8.57	21.39%
Asset Allocation Division		20.05	–
Diversified International Division		17.95	–
Fidelity VIP Equity-Income Initial Class Division		17.47	30.28
Fidelity VIP High Income Initial Class Division		–	44.02
Fidelity VIP II Contrafund Initial Class Division		25.84	–
Fidelity VIP III Mid Cap Service Class 2 Division		19.01	39.78
Government & High Quality Bond Division		18.74	–
International SmallCap Division		25.11	34.57
LargeCap Growth Division		12.34	27.09
LargeCap Growth I Division		17.30	–
LargeCap S&P 500 Index Division		9.76	26.26
MidCap Blend Division		–	33.77
MidCap Growth I Division		12.43	–
Putnam VT Voyager Class IB Division		12.98	–
Real Estate Securities Division		31.09	–
SmallCap Blend Division		12.21	22.22 and 26.78
SmallCap Growth II Division		9.76	31.71
SmallCap Value I Division		22.25	16.19

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value 2008 Total Return

AIM V.I. Capital Appreciation Series II Division	$–	(42.57)%
AIM V.I. Core Equity Series II Division	–	(30.30)
AIM V.I. Dynamics Series I Division	–	8.28
AIM V.I. Global Health Care Series I Division	–	9.05
AIM V.I. International Growth Series I Division	–	(40.40)
AIM V.I. Small Cap Equity Series I Division	7.06	11.01
AllianceBernstein International Value Class A Division	–	(52.85) and (44.86)
AllianceBernstein Small Cap Growth Class A Division	–	(36.50)
AllianceBernstein Small/Mid Cap Value Class A Division	–	(30.22)
American Century VP Income & Growth Class II Division	–	(34.77)
American Century VP International Class II Division	–	(44.92)
American Century VP MidCap Value Class II Division	–	(24.48)
American Century VP Value Class II Division	–	6.66 and (15.84)
American Century VP Vista Class II Division	–	(41.44) and (48.73)
Asset Allocation Division	16.88	(24.81)
Balanced Division	–	(30.92)
Bond & Mortgage Securities Division	–	4.35 and (17.03)
Calvert Income Initial Shares Division	–	(9.90)
		8.94, (46.20) and
Diversified International Division	14.01	(37.98)
Dreyfus IP Core Value Service Shares Division	–	(35.94)
Dreyfus Socially Responsible Growth Service Shares Division	–	(34.58)
Dreyfus VIF Appreciation Service Shares Division	–	(29.70)
DWS Dreman Small Mid Cap Value Class B Division	–	(32.94) and (26.26)
Fidelity VIP Equity-Income Initial Class Division	13.41	–
Fidelity VIP Equity-Income Service Class 2 Division	–	(42.82) and (31.74)
Fidelity VIP High Income Service Class 2 Division	–	(25.14) and (24.22)
Fidelity VIP II Contrafund Initial Class Division	19.04	–
Fidelity VIP II Contrafund Service Class 2 Division	–	(42.69) and (32.79)
Fidelity VIP III Mid Cap Service Class 2 Division	–	(39.61) and (34.27)
Franklin Income Securities Class 2 Division	–	(29.64)
Franklin Mutual Global Discovery Class 2 Division	–	(28.43) and (17.74)
Franklin Mutual Shares Class 2 Division	–	(37.14)
Franklin Rising Dividends Class 2 Division	–	(27.09) and (20.00)
Franklin Small Cap Value Securities Class 2 Division	–	(33.03)
Franklin Templeton Developing Markets Class 2 Division	–	(52.73)
Franklin Templeton Foreign Securities Class 2 Division	–	(40.41)
Franklin Templeton Strategic Income Securities Class 2 Division	–	(13.70)

0707-0846947

186

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value 2008 Total Return

Goldman Sachs VIT Structured Small Cap Equity Service Class 1 Division	$–	(34.05)%
		3.61, (1.66) and
Government & High Quality Bond Division	17.80	(0.22)
International Emerging Markets Division	–	12.76 and (46.40)
International SmallCap Division	18.66	9.25 and (42.46)
Janus Aspen Balanced Service Shares Division	–	(16.04)
Janus Aspen Forty Division	–	(41.38)
Janus Aspen Overseas Service Shares Division	–	(52.25)
Janus Aspen Enterprise Service Shares Division	–	14.50
Janus Aspen Worldwide Service Shares Division	–	(44.83)
LargeCap Blend II Division	–	6.47 and (28.05)
LargeCap Growth Division	9.71	4.41
		9.79, (40.62) and
LargeCap Growth I Division	11.33	(33.47)
LargeCap S&P 500 Index Division	7.73	6.35 and (27.43)
		6.69, (35.14) and
LargeCap Value Division	–	(25.58)
LargeCap Value III Division	–	10.04 and (26.31)
MFS VIT Global Equity Service Class Division	–	(33.98)
MFS VIT Growth Service Class Division	–	(37.55)
MFS VIT New Discovery Service Class Division	–	(39.49) and (33.70)
MFS VIT Research International Service Class Division	–	(42.53)
MFS VIT Utilities Service Class Division	–	(33.12)
MFS VIT Value Service Class Division	–	(32.74)
MidCap Blend Division	–	9.40 and (30.61)
		12.92, (41.10) and
MidCap Growth I Division	9.20	(35.53)
MidCap Value II Division	–	15.94 and (36.77)
Money Market Division	–	2.64, 0.20 and 1.00
Neuberger Berman AMT Guardian I Class Division	–	(37.27)
Neuberger Berman AMT Partners Division	–	(52.36) and (46.49)
Neuberger Berman AMT Small Cap Growth S Class Division	–	(39.49)
Oppenheimer Main Street Small Cap Service Shares Division	–	(37.08) and (31.54)
Principal LifeTime Strategic Income Division	–	5.56
Principal LifeTime 2010 Division	–	7.27
Principal LifeTime 2040 Division	–	8.85
Principal LifeTime 2050 Division	–	8.81
Putnam VT Voyager Class IB Division	7.92	(37.04)
Real Estate Securities Division	24.12	18.76 and (32.15)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value 2008 Total Return

SAM Balanced Portfolio Division	$–	6.96%
SAM Conservative Balanced Portfolio Division	–	5.81
SAM Conservative Growth Portfolio Division	–	8.24 and (33.22)
SAM Flexible Income Portfolio Division	–	5.33
SAM Strategic Growth Portfolio Division	–	8.86
Short-Term Bond Division	–	0.61 and (7.61)
SmallCap Blend Division	9.99	–
SmallCap Growth II Division	7.41	12.44 and (34.71)
SmallCap Value I Division	19.15	15.14 and (24.92)
Summit Russell 2000 Small Cap Index Class F Division	–	(34.06) and (27.90)
Summit S&P MidCap 400 Index Class F Division	–	(36.71)
Templeton Global Bond Securities Class 2 Division	–	1.53
Van Eck Worldwide Hard Assets Initial Class Division	–	(55.69)
Vanguard VIF Mid-Cap Index Division	–	(41.81)

Division	2007 Unit Value 2007 Total Return

Asset Allocation Division	$22.45	–%
Diversified International Division	26.04	–
Equity Growth Division	19.08	–
Fidelity VIP Equity-Income Initial Class Division	23.39	–
Fidelity VIP II Contrafund Initial Class Division	33.12	–
Government & High Quality Bond Division	18.10	–
Growth Division	17.09	–
International Emerging Markets Division	–	42.11
International SmallCap Division	37.53	–
LargeCap Stock Index Division	12.29	–
MidCap Growth Division	15.62	–
Putnam VT Voyager Class IB Division	12.58	–
Real Estate Securities Division	35.92	–
SmallCap Division	15.80	–
SmallCap Growth Division	12.59	–
SmallCap Value Division	28.09	–
Summit Russell 2000 Small Cap Index Class F Division	–	2.19

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2006 Unit Value 2006 Total Return

AIM V.I. Core Equity Series I Division	$–	16.70%
Asset Allocation Division	20.09	–
Diversified International Division	22.43	–
Equity Growth Division	17.58	–
Fidelity VIP Equity-Income Initial Class Division	23.04	–
Fidelity VIP II Contrafund Initial Class Division	28.16	–
Government & High Quality Bond Division	17.25	–
Growth Division	13.87	–
International SmallCap Division	34.36	–
LargeCap Stock Index Division	11.68	–
MidCap Growth Division	14.10	–
Putnam VT Voyager Class IB Division	11.92	–
Real Estate Securities Division	43.64	–
SmallCap Division	15.54	–
SmallCap Growth Division	11.99	–
SmallCap Value Division	31.04	–

Division	2005 Unit Value 2005 Total Return

Asset Allocation Division	$17.81	–%
Diversified International Division	17.53	–
Equity Growth Division	16.55	–
Fidelity VIP II Contrafund Initial Class Division	25.21	–
Fidelity VIP Equity-Income Initial Class Division	19.17	–
Government & High Quality Bond Division	16.55	–
Growth Division	12.62	–
International SmallCap Division	26.35	–
LargeCap Stock Index Division	10.11	–
MidCap Growth Division	12.86	–
Principal LifeTime Strategic Income Division	–	4.96
Principal LifeTime 2010 Division	–	5.70
Principal LifeTime 2020 Division	–	6.77
Principal LifeTime 2030 Division	–	6.76
Principal LifeTime 2040 Division	–	7.27
Principal LifeTime 2050 Division	–	7.56
Putnam VT Voyager Class IB Division	11.30	–
Real Estate Securities Division	31.94	–
SmallCap Division	13.79	–
SmallCap Growth Division	11.00	–
SmallCap Value Division	26.16	–

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company
(“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S.
generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for other-than-temporary impairments on debt securities and for the treatment of noncontrolling interests effective January 1, 2009, and for the accounting for its pension and other postretirement benefits effective January 1, 2008.

/s/ Ernst & Young LLP

Des Moines, Iowa
March 15, 2010

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2009	2008
	(in millions)
Assets
Fixed maturities, available-for-sale	$ 43,518.4	$ 38,064.0
Fixed maturities, trading	484.8	752.1
Equity securities, available-for-sale	211.7	234.2
Equity securities, trading	177.2	125.7
Mortgage loans	11,250.5	12,633.8
Real estate	1,022.2	915.2
Policy loans	881.3	881.4
Other investments	1,398.5	2,081.8
Total investments	58,944.6	55,688.2
Cash and cash equivalents	2,044.5	2,536.7
Accrued investment income	681.7	744.0
Premiums due and other receivables	1,011.2	938.2
Deferred policy acquisition costs	3,454.8	3,970.1
Property and equipment	466.0	494.0
Goodwill	258.2	258.2
Other intangibles	145.7	187.7
Separate account assets	57,380.8	51,069.2
Other assets	1,311.3	3,237.3
Total assets	$ 125,698.8	$ 119,123.6

Liabilities
Contractholder funds	$ 39,764.7	$ 43,046.4
Future policy benefits and claims	15,944.4	15,974.2
Other policyholder funds	539.7	518.5
Short-term debt	312.1	291.1
Long-term debt	120.8	121.2
Income taxes currently payable	1.9	4.1
Deferred income taxes	4.9	4.2
Separate account liabilities	57,380.8	51,069.2
Other liabilities	5,162.6	5,952.9
Total liabilities	119,231.9	116,981.8
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares
issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,408.9	5,626.6
Retained earnings	1,024.3	1,158.5
Accumulated other comprehensive loss	(1,086.8)	(4,737.6)
Total stockholder’s equity attributable to Principal Life Insurance Company	6,348.9	2,050.0
Noncontrolling interest	118.0	91.8
Total stockholder’s equity	6,466.9	2,141.8
Total liabilities and stockholder’s equity	$ 125,698.8	$ 119,123.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Revenues
Premiums and other considerations	$ 3,511.5	$ 4,005.1	$ 4,387.7
Fees and other revenues	1,619.0	1,849.5	1,996.8
Net investment income	3,188.2	3,472.0	3,552.5
Net realized capital gains (losses), excluding impairment losses on available-for-sale
securities	6.2	(144.9)	(34.3)
Total other-than-temporary impairment losses on available-for-sale securities	(712.4)	(477.7)	(314.1)
Portion of impairment losses on fixed maturities, available-for-sale recognized in other
comprehensive income	260.9	—	—
Net impairment losses on available-for-sale securities	(451.5)	(477.7)	(314.1)
Net realized capital losses	(445.3)	(622.6)	(348.4)
Total revenues	7,873.4	8,704.0	9,588.6
Expenses
Benefits, claims and settlement expenses	5,005.9	5,634.0	5,908.6
Dividends to policyholders	242.2	267.3	293.8
Operating expenses	1,975.1	2,345.7	2,441.1
Total expenses	7,223.2	8,247.0	8,643.5
Income from continuing operations before income taxes	650.2	457.0	945.1
Income taxes	124.8	44.3	201.2
Income from continuing operations, net of related income taxes	525.4	412.7	743.9
Income from discontinued operations, net of related income taxes	—	—	20.2
Net income	525.4	412.7	764.1
Net income attributable to noncontrolling interest	23.0	9.6	23.0
Net income attributable to Principal Life Insurance Company	$ 502.4	$ 403.1	$ 741.1

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity
				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder’s
	stock	capital	earnings	income (loss)	interest	equity
	(in millions)
Balances at January 1, 2007	$ 2.5	$ 5,515.3	$ 670.9	$ 612.6	$ 52.6	$ 6,853.9
Contributions from parent	—	13.9	—	—	—	13.9
Capital transactions of equity method investee, net of related income taxes	—	1.1	—	—	—	1.1
Stock-based compensation and additional related tax benefits	—	65.6	(1.2)	—	—	64.4
Dividends to parent	—	—	(650.0)	—	—	(650.0)
Distributions to noncontrolling interest	—	—	—	—	(13.1)	(13.1)
Contributions from noncontrolling interest	—	—	—	—	27.4	27.4
Comprehensive income:
Net income	—	—	741.1	—	23.0	764.1
Net unrealized losses, net	—	—	—	(550.8)	—	(550.8)
Foreign currency translation adjustment, net of related income taxes	—	—	—	3.0	—	3.0
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	52.7	—	52.7
Comprehensive income						269.0
Balances at December 31, 2007	2.5	5,595.9	760.8	117.5	89.9	6,566.6
Return of capital to parent	—	(5.2)	—	—	—	(5.2)
Capital transactions of equity method investee, net of related income taxes	—	0.6	—	—	—	0.6
Stock-based compensation and additional related tax benefits	—	35.3	(0.8)	—	—	34.5
Dividends to parent	—	—	(5.5)	—	—	(5.5)
Distributions to noncontrolling interest	—	—	—	—	(14.7)	(14.7)
Contributions from noncontrolling interest	—	—	—	—	7.0	7.0
Effects of changing postretirement benefit plan measurement date, net of related
income taxes	—	—	0.9	(2.0)	—	(1.1)
Comprehensive loss:
Net income	—	—	403.1	—	9.6	412.7
Net unrealized losses, net	—	—	—	(4,205.1)	—	(4,205.1)
Foreign currency translation adjustment, net of related income taxes	—	—	—	(15.5)	—	(15.5)
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	(632.5)	—	(632.5)
Comprehensive loss						(4,440.4)
Balances at December 31, 2008	2.5	5,626.6	1,158.5	(4,737.6)	91.8	2,141.8
Contributions from parent	—	795.9	—	—	—	795.9
Stock-based compensation and additional related tax benefits	—	32.3	(1.5)	—	—	30.8
Dividends to parent	—	—	(645.0)	—	—	(645.0)
Distributions to noncontrolling interest	—	—	—	—	(7.1)	(7.1)
Contributions from noncontrolling interest	—	—	—	—	10.1	10.1
Purchase of subsidiary shares from noncontrolling interest	—	(45.9)	—	—	0.2	(45.7)
Effects of reclassifying noncredit component of previously recognized
impairment losses on fixed maturities, available-for-sale, net	—	—	9.9	(9.9)	—	—
Comprehensive income:
Net income	—	—	502.4	—	23.0	525.4
Net unrealized gains, net	—	—	—	3,620.9	—	3,620.9
Noncredit component of impairment losses on fixed maturities, available-for-
sale, net	—	—	—	(152.9)	—	(152.9)
Foreign currency translation adjustment, net of related income taxes	—	—	—	21.6	—	21.6
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	171.1	—	171.1
Comprehensive income						4,186.1
Balances at December 31, 2009	$ 2.5	$ 6,408.9	$ 1,024.3	$ (1,086.8)	$ 118.0	$ 6,466.9

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Operating activities
Net income	$ 525.4	$ 412.7	$ 764.1
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	—	—	(20.2)
Amortization of deferred policy acquisition costs	93.9	375.0	351.4
Additions to deferred policy acquisition costs	(454.3)	(637.9)	(568.8)
Accrued investment income	62.3	22.3	(52.6)
Net cash flows for trading securities	299.9	(457.9)	(180.7)
Premiums due and other receivables	(124.6)	(74.9)	(136.6)
Contractholder and policyholder liabilities and dividends	1,422.3	2,010.4	1,912.4
Current and deferred income taxes (benefits)	35.4	(194.3)	(105.8)
Net realized capital losses	445.3	622.6	348.4
Depreciation and amortization expense	98.4	91.4	88.8
Mortgage loans held for sale, acquired or originated	(3.0)	(36.8)	(27.2)
Mortgage loans held for sale, sold or repaid, net of gain	17.5	18.1	104.2
Real estate acquired through operating activities	(19.8)	(77.5)	(48.2)
Real estate sold through operating activities	5.2	24.5	43.7
Stock-based compensation	30.0	23.2	59.7
Other	152.4	(58.9)	(108.9)
Net adjustments	2,060.9	1,649.3	1,659.6
Net cash provided by operating activities	2,586.3	2,062.0	2,423.7
Investing activities
Available-for-sale securities:
Purchases	(7,046.2)	(6,179.9)	(10,223.8)
Sales	3,115.5	1,087.1	2,858.5
Maturities	4,128.8	3,039.4	4,278.2
Mortgage loans acquired or originated	(514.8)	(3,395.7)	(3,043.8)
Mortgage loans sold or repaid	1,615.4	2,791.1	1,996.5
Real estate acquired	(62.2)	(33.3)	(115.2)
Real estate sold	25.3	68.7	50.8
Net purchases of property and equipment	(17.9)	(104.1)	(74.5)
Purchases of interest in subsidiaries, net of cash acquired	(45.7)	(18.0)	(7.0)
Net change in other investments	(8.7)	(31.5)	16.3
Net cash provided by (used in) investing activities	$ 1,189.5	$ (2,776.2)	$ (4,264.0)

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Financing activities
Proceeds from financing element derivatives	$ 122.0	$ 142.2	$ 128.7
Payments for financing element derivatives	(67.4)	(114.6)	(137.2)
Excess tax benefits from share-based payment arrangements	0.2	2.7	9.6
Dividends to parent	(645.0)	(5.5)	(650.0)
Capital contributions from (to) parent	795.9	(5.2)	13.9
Issuance of long-term debt	—	0.1	0.2
Principal repayments of long-term debt	(0.4)	(65.8)	(69.4)
Net proceeds (repayments) of short-term borrowings	21.0	(53.3)	(67.7)
Investment contract deposits	4,220.2	11,349.0	9,958.9
Investment contract withdrawals	(8,752.7)	(9,813.7)	(8,209.9)
Net increase in banking operation deposits	43.9	373.1	417.1
Other	(5.7)	(5.4)	(5.3)
Net cash provided by (used in) financing activities	(4,268.0)	1,803.6	1,388.9
Discontinued operations
Net cash provided by operating activities	—	—	2.5
Net cash used in investing activities	—	—	(1.3)
Net cash used in financing activities	—	—	(0.5)
Net cash provided by discontinued operations	—	—	0.7
Net increase (decrease) in cash and cash equivalents	(492.2)	1,089.4	(450.7)
Cash and cash equivalents at beginning of year	2,536.7	1,447.3	1,898.0
Cash and cash equivalents at end of year	$ 2,044.5	$ 2,536.7	$ 1,447.3

Cash and cash equivalents of discontinued operations included above
At beginning of year	$ —	$ —	$ (0.7)
At end of year	$ —	$ —	$ —

Supplemental Information:
Cash paid for interest	$ 14.7	$ 15.2	$ 20.7
Cash paid for income taxes	$ 107.1	$ 227.5	$ 246.4

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2009

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S.
GAAP”). Less than majority-owned entities in which we have at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we have at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.

We have evaluated subsequent events through March 15, 2010, which was the date our consolidated financial statements were issued.

Reclassifications have been made to prior period financial statements to conform to the December 31, 2009, presentation. See Recent Accounting Pronouncements for impact of new accounting guidance on prior period financial statements.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 8, Closed Block, for further details.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable U.S. GAAP guidance and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. This guidance will be effective for us on
January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the reconciliation for Level 3 fair value measurements, which will be effective for us on January 1, 2011. This guidance will not have a material impact on our consolidated financial statements.

In September 2009, FASB issued authoritative guidance for measuring the fair value of certain alternative investments and to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In August 2009, the FASB issued authoritative guidance to provide additional guidance on measuring the fair value of liabilities. This guidance clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset; or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance for the establishment of the FASB Accounting Standards
CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the United States Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority.
This guidance was effective for us on July 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets. The most significant change is the elimination of the concept of a qualifying special-purpose entity. Therefore, formerly qualifying special-purpose entities (as defined under previous accounting standards) should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance. This guidance will be effective for us on January 1, 2010, and is not expected to have a material impact on our consolidated financial statements.

Also in June 2009, the FASB issued authoritative guidance related to the accounting for VIEs, which amends prior guidance and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2)
the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, this guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE. Furthermore, we are required to enhance disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. The enhanced disclosures are required for any enterprise that holds a variable interest in a VIE. This guidance will be effective for us on January 1, 2010, and will result in the consolidation of additional entities in our consolidated financial statements and additional required disclosures. We do not anticipate these changes will have a material impact on our consolidated financial statements. On February 25, 2010, the FASB issued an amendment to this guidance. The amendment indefinitely defers the consolidation requirements for reporting enterprises’ interests in entities that have the characteristics of investment companies and regulated money market funds. The amendment will be effective for us on January 1, 2010.

In April 2009, the FASB issued authoritative guidance which relates to the recognition and presentation of an other-
than-temporary impairment (“OTTI”) of securities and requires additional disclosures. The recognition provisions apply only to debt securities classified as available-for-sale and held-to-maturity, while the presentation and disclosure requirements apply to both debt and equity securities. An impaired debt security will be considered other-than-temporarily impaired if a holder has the intent to sell, or it more likely than not will be required to sell prior to recovery of the amortized cost. If a holder of a debt security does not expect recovery of the entire cost basis, even if there is no intention to sell the security, it will be considered an OTTI as well. This guidance also changes how an entity recognizes an OTTI for a debt security by separating the loss between the amount representing the credit loss and the amount relating to other factors, if a holder does not have the intent to sell or it more likely than not will not be required to sell prior to recovery of the amortized cost less any current period credit loss. Credit losses will be recognized in net income and losses relating to other factors will be recognized in other comprehensive income (“OCI”). If the holder has the intent to sell or it more likely than not will be required to sell before its recovery of amortized cost less any current period credit loss, the entire OTTI will continue to be recognized in net income. Furthermore, this guidance requires a cumulative effect adjustment to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated OCI. We adopted this guidance effective January 1, 2009. The cumulative change in accounting principle from adopting this guidance resulted in a net $9.9 million increase to retained earnings and a corresponding decrease to accumulated OCI. The required disclosures have been included in our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Also in April 2009, the FASB issued authoritative guidance which provides additional information on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate. It also provides additional guidance on circumstances that may indicate a transaction is not orderly. Further, it requires additional disclosures about fair value measurements in annual and interim reporting periods. We adopted this guidance effective January 1, 2009, and it did not have a material impact on our consolidated financial statements. See Note 16, Fair Value of Financial Instruments, for
further details.

In January 2009, the FASB issued authoritative guidance related to the assessment of the OTTI of certain beneficial interests in securitized financial assets, which eliminated the requirement that a financial instrument holder’s best estimate of cash flows be based upon those that a market participant would use. Instead, this guidance requires the use of management’s judgment in the determination of whether it is probable there has been an adverse change in estimated cash flow. This guidance was effective for us on October 1, 2008, and did not have a material impact on our consolidated financial statements.

In December 2008, the FASB issued authoritative guidance requiring additional disclosures by public entities with continuing involvement in transfers of financial assets to special purpose entities and with variable interests in VIEs. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 5, Variable Interest Entities for further details.

In September 2008, the FASB issued authoritative guidance (1) requiring disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument and (2) requiring an additional disclosure about the current status of the payment/performance risk of a guarantee. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 7, Derivative Financial Instruments, for
further details relating to our credit derivatives.

In March 2008, the FASB issued authoritative guidance requiring (1) qualitative disclosures about objectives and strategies for using derivatives, (2) quantitative disclosures about fair value amounts of gains and losses on derivative instruments and related hedged items and (3) disclosures about credit-risk-related contingent features in derivative instruments.
The disclosures are intended to provide users of financial statements with an enhanced understanding of how and why derivative instruments are used, how they are accounted for and the financial statement impacts. We adopted these changes on January 1,
2009. See Note 7, Derivative Financial Instruments, for further details.

In December 2007, the FASB issued authoritative guidance requiring that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose additional information needed to more comprehensively evaluate and understand the nature and financial effect of the business combination. In addition, direct acquisition costs are to be expensed. We adopted this guidance on January 1, 2009, and all requirements are applied prospectively.

Also in December 2007, the FASB issued authoritative guidance mandating the following changes to noncontrolling interests:

(1) Noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity.
(2) Net income includes the total income of all consolidated subsidiaries, with separate disclosures on the face of the statement of operations of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income.
(3) This guidance revises the accounting requirements for changes in a parent’s ownership interest when the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

We adopted this guidance on January 1, 2009. Presentation and disclosure requirements have been applied retrospectively for all periods presented. All other requirements have been applied prospectively. Certain separate account arrangements involve ownership of mutual funds to support the investment objective of the separate account. It is possible that, through a separate account arrangement, greater than 50% of the mutual fund shares could be owned. The accounting guidance for this circumstance is not well defined, but we, like many other insurers, do not consolidate the mutual fund as we believe the arrangement qualifies for the exemption afforded investment companies. In September 2009, the FASB issued proposed guidance addressing an insurer’s accounting for majority-owned investments through a separate account. The comment period for this proposed guidance ended on October 26, 2009, and while the final outcome is still uncertain, the guidance as exposed supports our position.

In February 2007, the FASB issued authoritative guidance permitting entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions (2) is irrevocable and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. This guidance also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We adopted this guidance on January 1,
2008, and the resulting cumulative effect of the change in accounting principle was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in net realized capital gains (losses). Election of this option upon acquisition or assumption of eligible items could introduce period to period volatility in net income.

In September 2006, the FASB issued authoritative guidance related to defined benefit pension plans and other postretirement benefit plans, which eliminated the ability to choose a measurement date by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. This guidance was effective for us on December 31, 2008. For
2007, we used a measurement date of October 1 for the measurement of plan assets and benefit obligations. Two transition methods were available when implementing the change in measurement date for 2008. We chose the alternative that allowed us to use the October 1, 2007, measurement date as a basis for determining the 2008 expense and transition adjustment. The effect of changing the measurement date resulted in a $0.9 million increase to retained earnings and a $2.0 million decrease to accumulated OCI in the first quarter of 2008.

In September 2006, the FASB issued authoritative guidance for using fair value to measure assets and liabilities, which applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value measurement. This guidance establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. In February 2008, the FASB deferred the effective date of this guidance for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. In February 2008, the
FASB issued authoritative guidance excluding instruments covered by lease accounting and its related interpretive guidance from the scope of its fair value measurement guidance. In October 2008, the FASB issued authoritative guidance which clarifies the application of its fair value measurement guidance in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is inactive. Our adoption of the
FASB’s fair value measurement guidance on January 1, 2008, for assets and liabilities measured at fair value on a recurring basis and financial assets and liabilities measured at fair value on a nonrecurring basis did not have a material impact on our consolidated financial statements. We deferred the adoption for nonfinancial assets and liabilities measured at fair value on a nonrecurring basis until January 1, 2009, which also did not have a material impact on our consolidated financial statements. See
Note 16, Fair Value of Financial Instruments, for further details.

In July 2006, the FASB issued authoritative guidance prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. This guidance requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements.
In addition, this guidance requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. We adopted this guidance on January 1, 2007, which did not have a material impact on our consolidated financial statements. See Note 12, Income Taxes, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In March 2006, the FASB issued authoritative guidance which (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations, (2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, an entity can elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other available-for-sale securities, provided the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value, and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. For us, the initial measurement requirements of this statement should be applied prospectively to all transactions entered into after January 1, 2007. The election related to the subsequent measurement of servicing assets and liabilities was also effective for us on January 1, 2007. We did not elect to subsequently measure any of our servicing rights at fair value or reclassify any available-for-sale securities to trading.

In February 2006, the FASB issued authoritative guidance which (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-
only and principal-only strips are not subject to the requirements of derivative accounting guidance (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and (5) eliminates the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. For us, this guidance was effective for all financial instruments acquired or issued after January 1, 2007. At adoption, the fair value election could also be applied to hybrid financial instruments that had been bifurcated under derivative accounting guidance prior to adoption of this guidance. We adopted this guidance on January 1, 2007, and did not apply the fair value election to any existing hybrid financial instruments that had been bifurcated.

In September 2005, the AICPA issued authoritative guidance relating to accounting for deferred policy acquisition costs (“DPAC”) when insurance or investment contracts are modified or exchanged. An internal replacement of an insurance or investment contract is defined as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized DPAC, unearned revenue liabilities, and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts deferred as appropriate. This guidance was effective for internal replacements occurring prospectively beginning in 2007. Adoption of this guidance did not have a material impact on our consolidated financial statements.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

• the fair value of investments in the absence of quoted market values;
• investment impairments;
• the fair value of and accounting for derivatives;
• the DPAC and other actuarial balances where the amortization is based on estimated gross profits;
• the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments, if any;
• the liability for future policy benefits and claims;
• the value of our pension and other postretirement benefit obligations and
• accounting for income taxes and the valuation of deferred tax assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturity securities include bonds, mortgage-backed securities, redeemable preferred stock and certain nonredeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturity securities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 16, Fair Value of Financial Instruments, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on certain trading securities are reflected in net realized capital gains (losses). We also have trading securities portfolios that support investment strategies that involve the active and frequent purchase and sale of fixed maturity securities. Mark-to-market adjustments related to these trading securities are reflected in net investment income.

The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities and equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturity securities reported in OCI. See further discussion in Note 6, Investments. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $23.8 million and $135.4 million as of December 31, 2009 and 2008, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We had commercial mortgage loans held for sale in the amount of $3.4 million and $12.9 million at December 31, 2009 and 2008, respectively, which are carried at the lower of cost or fair value and reported as mortgage loans in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other than temporary impairments of securities, mark-to-market adjustments on certain trading securities, mark-to-market adjustments on certain seed money investments, fair value hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance and impairments of real estate held for investment. Investment gains and losses on sales of certain real estate held for sale, which do not meet the criteria for classification as a discontinued operation and mark-to-market adjustments on certain trading securities are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.
Derivatives
Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 16, Fair Value of Financial Instruments, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
Accounting and Financial Statement Presentation. We designate derivatives as either:
(a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b) a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or
(c) a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income.
At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted transaction is no longer probable, the deferred gain or loss is immediately reclassified from OCI into net income.

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Participating business represented approximately 17%, 17% and 18% of our life insurance in force and 55%, 57% and
59% of the number of life insurance policies in force at December 31, 2009, 2008 and 2007, respectively. Participating business represented approximately 68% of life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include a provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage.
Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable.
Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

DPAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins.
This amortization is adjusted in the current period when estimated gross profits are revised. For individual variable life insurance, individual variable annuities and group annuities which have separate account equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. The DPAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Deferred Policy Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing
DPAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2009 and 2008, our largest exposures to a single third-party reinsurer in our individual life insurance business was $22.0 billion and $18.5 billion of life insurance in force, representing 14% and 11% of total net individual life insurance in force, respectively. The financial statement exposure is limited to the reinsurance recoverable related to this single third party reinsurer, which was $26.8 million and $18.1 million at
December 31, 2009 and 2008, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Premiums and other considerations:
Direct	$ 3,807.9	$ 4,290.5 $	4,504.4
Assumed	5.2	9.7	160.0
Ceded	(301.6)	(295.1)	(276.7)
Net premiums and other considerations	$ 3,511.5	$ 4,005.1 $	4,387.7
Benefits, claims and settlement expenses:
Direct	$ 5,234.0	$ 5,853.7 $	5,963.0
Assumed	38.9	43.5	190.4
Ceded	(267.0)	(263.2)	(244.8)
Net benefits, claims and settlement expenses	$ 5,005.9	$ 5,634.0 $	5,908.6

Separate Accounts

The separate account assets presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal, and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2009 and 2008, the separate accounts include a separate account valued at $191.5 million and
$207.4 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding
Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Goodwill and Other Intangibles

Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, they are tested for impairment during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level to which it was assigned. A reporting unit is an operating segment or a business one level below that operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset.
If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

2. Related Party Transaction

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2009, 2008 and 2007, we received $196.1 million, $199.2 million and $187.1 million, respectively, of expense reimbursements from affiliated entities.

We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $458.7 million and $325.4 million at December 31, 2009 and 2008, respectively, and earned interest of $1.3 million, $10.9 million and $28.2 million during 2009, 2008 and 2007, respectively.

We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on our behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $172.7 million, $101.9 million and $102.9 million for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was
$57.8 million, $145.2 million and $132.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3. Discontinued Operations

Real Estate Investments

In 2007, we sold a real estate property previously held for investment purposes. This property qualifies for discontinued
operations treatment. Therefore, the income from the discontinued operation has been removed from our results of continuing operations for all periods presented. The gain on disposal, which is reported in our Corporate segment, is excluded from segment operating earnings for all periods presented. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to the discontinued operation in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to this property, unless otherwise noted.

The property was sold to take advantage of positive real estate market conditions in a specific geographic location and to further diversify our real estate portfolio.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
3. Discontinued Operations — (continued)
Selected financial information for the discontinued operation is as follows:

	For the year ended
	December 31,
	2009	2008	2007
		(in millions)
Total revenues	$ —	$ —	$ 0.3
Income from discontinued operation attributable to Principal Life Insurance
Company:
Income before income taxes	$ —	$ —	$ 0.3
Income taxes	—	—	0.1
Gain on disposal of discontinued operation	—	—	32.8
Income taxes on disposal	—	—	12.8
Net income	$ —	$ —	$ 20.2

4. Goodwill and Other Intangible Assets
Goodwill
The changes in the carrying amount of goodwill reported in our segments for 2008 and 2009 were as follows:

Life and
	U.S. Asset	Global Asset	Health
	Accumulation	Management	Insurance	Consolidated
(in millions)
Balances at January 1, 2008	$ 16.6	$ 140.4	$ 87.0	$ 244.0
Goodwill from acquisitions	2.1	12.1	—	14.2
Balances at December 31, 2008	$ 18.7	$ 152.5	$ 87.0	$ 258.2

Balances at December 31, 2009	$ 18.7	$ 152.5	$ 87.0	$ 258.2

Finite Lived Intangibles

Finite lived intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 18 years were as follows:

December 31,
		2009			2008
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	amount	amortization	amount	amount	amortization	amount
(in millions)
Finite lived intangibles	$ 84.1	$ 32.9	$ 51.2	$ 133.0	$ 39.8	$ 93.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Goodwill and Other Intangible Assets — (continued)

We recorded no significant impairments in 2009, 2008 and 2007. The amortization expense for intangible assets with finite useful lives was $6.0 million, $8.3 million and $9.9 million for 2009, 2008 and 2007, respectively. At December 31, 2009, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2010	$ 4.2
2011	4.1
2012	3.9
2013	3.5
2014	3.5

Indefinite Lived Intangible Assets

The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31,
2009 and 2008. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM
Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.

5. Variable Interest Entities
We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities

Synthetic Collateralized Debt Obligation. On May 26, 2005, we invested $130.0 million in a secured credit-linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Subordination for the seven mezzanine tranches ranged from 1.29% to 4.79%. Therefore, defaults in an underlying reference portfolio only affected the credit-linked note if cumulative losses exceeded the subordination of a synthetic reference portfolio. As of December 31, 2008, the credit default swap entered into by the trust had an outstanding notional amount of $130.0 million. The credit default swap counterparties of the grantor trusts had no recourse to our assets. In October 2009, the grantor trust was terminated and we received $122.2 million in cash.

We determined that this grantor trust was a VIE and that we were the primary beneficiary of the trust as we were the sole investor in the trust and the manager of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31,
2008, our consolidated statements of financial position included $93.5 million of available-for-sale fixed maturity securities, which represented the collateral held by the trust. The assets of the trust were held by a trustee and could only be liquidated to settle obligations of the trust. These obligations included losses on the synthetic reference portfolio and the return of investments due to maturity or termination of the trust. As of December 31, 2008, our consolidated statements of financial position included
$53.4 million of other liabilities representing derivative market values of the trust.

During the year December 31, 2008 and 2007, the credit default swaps had a change in fair value that resulted in a
$54.5 million pre-tax loss and $3.2 million pre-tax loss, respectively. During the year ended December 31, 2009, we recognized a pre-tax gain of $49.8 million related to the change in fair value and termination of the credit default swaps.

Grantor Trusts. We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying $425.9 million par value notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Variable Interest Entities — (continued)

We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss due to interest rate risk. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders’ certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2009 and 2008, our consolidated statements of financial position include $226.6 million and $212.2 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $89.1 million and $103.8 million as of December 31, 2009 and 2008, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.

Other. In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include five private investment vehicles and several hedge funds. The consolidation of these VIEs did not have a material effect on either our consolidated statements of financial position as of December 31, 2009 or 2008, or results of operations for the years ended December 31, 2009, 2008 and
2007. For these entities, the creditors have no recourse to our assets.

The carrying amount and classification of other consolidated VIE assets that are pledged as collateral that the VIEs have designated for their other obligations and the debt of the VIEs are as follows:

	December 31,
	2009	2008
	(in millions)
Fixed maturity securities, available-for-sale	$ 59.2	$ 103.8
Fixed maturity securities, trading	19.8	17.2
Equity securities, trading	90.9	30.7
Cash and other assets	119.8	140.8
Total assets pledged as collateral	$ 289.7	$ 292.5
Long-term debt and other obligations	$ 178.9	$ 248.6

The assets of the trusts are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include unrealized losses on derivatives, the synthetic reference portfolios or financial guarantees and the return of investments due to maturity or termination of the trusts. As of December 31, 2009 and 2008, these entities had long-
term debt of $81.2 million and $142.6 million, respectively, all of which was issued to our affiliates and, therefore, eliminated upon consolidation.

Significant Unconsolidated Variable Interest Entities

We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment vehicles that have issued trust certificates that are recorded as available-for-sale fixed maturity securities in the consolidated statements of financial position.

On September 21, 2001, we entered into a transaction where a third party transferred funds to a trust. The trust purchased shares of a specific money market fund and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We purchased $150.0 million par value of the share receipts at a significant discount. After the restricted dividend period ends on December 21, 2021, we, as the share receipt holder, have the right to terminate the trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our investment in the share receipts as measured by amortized cost.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Variable Interest Entities — (continued)

On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate with a par value of
$100.0 million. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our investment in the residual trust certificate as measured by amortized cost. The only assets of the trust are corporate bonds which are guaranteed by a foreign government.

The classification of the asset, carrying value and maximum loss exposure for our significant unconsolidated VIEs as of December 31, 2009 and 2008, are as follows (in millions):

		Asset carrying	Maximum
	Classification of asset	value	exposure to loss
December 31, 2009
Fixed maturities-available-
$150.0 million Trust Share Receipts	for-sale	$ 79.7	$ 78.0
Fixed maturities- available-
$100.0 million Residual Trust Certificate	for-sale	$ 83.1	$ 66.2
December 31, 2008
Fixed maturities-available-
$150.0 million Trust Share Receipts	for-sale	$ 61.2	$ 73.7
Fixed maturities- available-
$100.0 million Residual Trust Certificate	for-sale	$ 101.9	$ 61.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments
Fixed Maturities and Equity Securities

The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in accumulated OCI
(“AOCI”) and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2009 and 2008, are summarized as follows:

				Other-than-
		Gross	Gross	temporary
	Amortized	unrealized	unrealized	impairments in
	Cost	gains	losses	AOCI	Fair value
			(in millions)
December 31, 2009
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 530.4	$ 8.7	$ 0.5	$ —	$ 538.6
Non-U.S. governments	421.1	42.4	1.1	—	462.4
States and political subdivisions	2,008.7	53.4	13.5	—	2,048.6
Corporate	30,592.6	1,222.0	989.6	58.0	30,767.0
Residential mortgage-backed securities	3,019.1	86.0	3.8	—	3,101.3
Commercial mortgage-backed securities	4,898.0	20.9	1,211.5	107.7	3,599.7
Collateralized debt obligations	607.5	1.8	200.7	39.0	369.6
Other debt obligations	2,900.2	34.5	229.8	73.7	2,631.2
Total fixed maturities, available-for-sale	$ 44,977.6	$ 1,469.7	$ 2,650.5	$ 278.4	$ 43,518.4
Total equity securities, available-for-sale	$ 229.9	$ 16.1	$ 34.3		$ 211.7
December 31, 2008
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 538.6	$ 46.4	$ 0.1		$ 584.9
Non-U.S. governments	462.1	31.5	15.1		478.5
States and political subdivisions	2,113.8	32.6	120.9		2,025.5
Corporate — public	20,044.3	144.4	2,963.8		17,224.9
Corporate — private	12,315.9	153.8	2,104.3		10,365.4
Mortgage-backed and other
asset-backed securities	10,318.6	77.6	3,011.4		7,384.8
Total fixed maturities, available-for-sale	$ 45,793.3	$ 486.3	$ 8,215.6		$ 38,064.0
Total equity securities, available-for-sale	$ 300.2	$ 28.1	$ 94.1		$ 234.2

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2009, by expected maturity, were as follows:

	Amortized
	Cost	Fair value
	(in millions)
Due in one year or less	$ 1,529.9	$ 1,557.6
Due after one year through five years	13,588.8	13,987.8
Due after five years through ten years	9,057.4	9,169.7
Due after ten years	9,376.7	9,101.5
	33,552.8	33,816.6
Mortgage-backed and other asset-backed securities	11,424.8	9,701.8
Total	$ 44,977.6	$ 43,518.4

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)

Net Investment Income

Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale	$ 2,587.0	$ 2,748.3	$ 2,603.0
Fixed maturities, trading	29.8	30.5	15.1
Equity securities, available-for-sale	16.8	16.2	23.5
Equity securities, trading	0.3	0.4	0.6
Mortgage loans	675.3	743.2	755.6
Real estate	35.8	54.0	74.5
Policy loans	57.0	54.1	52.6
Cash and cash equivalents	9.1	63.0	111.2
Derivatives	(128.3)	(56.8)	36.0
Other	15.9	(31.0)	43.7
Total	3,298.7	3,621.9	3,715.8
Less investment expenses	(110.5)	(149.9)	(163.3)
Net investment income	$ 3,188.2	$ 3,472.0	$ 3,552.5

Net Realized Capital Gains and Losses
The major components of net realized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$ 109.0	$ 39.3	$ 32.4
Gross losses	(701.9)	(436.2)	(280.2)
Portion of OTTI losses recognized in OCI	260.9	—	—
Hedging, net	(229.1)	496.3	151.8
Fixed maturities, trading	50.8	(41.1)	(4.2)
Equity securities, available-for-sale:
Gross gains	26.3	12.0	6.4
Gross losses	(46.2)	(56.6)	(53.9)
Equity securities, trading	37.3	(62.7)	23.5
Mortgage loans	(153.1)	(44.3)	(7.2)
Derivatives	230.1	(595.7)	(236.0)
Other	(29.4)	66.4	19.0
Net realized capital losses	$ (445.3)	$ (622.6)	$ (348.4)

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were
$3.0 billion, $1.1 billion and $2.3 billion in 2009, 2008 and 2007, respectively.

Other-Than-Temporary Impairments

We have a process in place to identify fixed maturity and equity securities that could potentially have a credit impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

During first quarter 2009, we adopted authoritative guidance that changed the recognition and presentation of other-
than-temporary impairments. See further discussion of the adoption in Note 1, Nature of Operations and Significant Accounting
Policies. The recognition provisions of the guidance apply only to debt securities classified as available-for-sale and held-to-
maturity, while the presentation and disclosure requirements apply to both debt and equity securities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest rate-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for fixed maturity securities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. Prior to 2009, our ability and intent to hold fixed maturity securities for a period of time that allowed for a recovery in value was considered rather than our intent to sell these securities. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.

Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturity securities are now recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI. Prior to 2009, other-than-temporary impairments on fixed maturity securities were recorded in net income in their entirety and the amount recognized was the difference between amortized cost and fair value.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The asset-backed securities cash flow estimates are based on bond specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate bond cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale	$ (692.2)	$ (430.4)	$ (262.8)
Equity securities, available-for-sale	(20.2)	(47.3)	(51.3)
Total other-than-temporary impairment losses, net of recoveries from the sale of
previously impaired securities	$ (712.4)	$ (477.7)	$ (314.1)

The other-than-temporary impairments on fixed maturity securities for which an amount related to credit losses was recognized in net realized capital gains (losses) and an amount related to noncredit losses was recognized in OCI is summarized as follows:

For the year ended
December 31, 2009
(in millions)
Total other-than-temporary impairments on fixed maturity securities for which an amount related to
noncredit losses was recognized in OCI (1)	$ (448.7)
Noncredit loss recognized in OCI	260.9
Credit loss impairment recognized in net realized capital losses	$ (187.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

(1) For the year ended December 31, 2009, total other-than-temporary impairment losses on available-for-sale securities reported in the consolidated statements of operations also include $243.5 million of impairment losses, net of recoveries from the sale of previously impaired securities, on fixed maturity securities and $20.2 million of impairment losses, net of recoveries from the sale of previously impaired securities, on equity securities for which total impairment losses are recognized in net income.

The following table provides a rollforward of credit losses on fixed maturity securities recognized in net income
(“bifurcated credit losses”) for which a portion of an other-than-temporary impairment was recognized in OCI. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized for the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

For the year ended
December 31, 2009
(in millions)
Beginning balance	$ (18.5)
Credit losses for which an other-than-temporary impairment was not previously recognized	(168.5)
Credit losses for which an other-than-temporary impairment was previously recognized	(52.7)
Reduction for credit losses previously recognized on securities now sold or intended to be sold	33.4
Reduction for positive changes in cash flows expected to be collected and amortization (1)	1.6
Ending balance	$ (204.7)

(1) Amounts are recognized in net investment income.

Gross Unrealized Losses for Fixed Maturities and Equity Securities

For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, as of December 31, 2009 and 2008, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2009
	Less than		Greater than or		Total
	twelve months		equal to twelve months
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 32.7	$ 0.4	$ 1.0	$ 0.1	$ 33.7	$ 0.5
Non-U.S. governments	9.6	0.4	30.2	0.7	39.8	1.1
States and political subdivisions	242.8	1.9	247.9	11.6	490.7	13.5
Corporate	2,183.3	54.1	7,474.5	993.5	9,657.8	1,047.6
Residential mortgage-backed securities	489.9	3.7	0.6	0.1	490.5	3.8
Commercial mortgage-backed securities	468.1	16.7	2,217.3	1,302.5	2,685.4	1,319.2
Collateralized debt obligations	—	—	366.1	239.7	366.1	239.7
Other debt obligations	312.9	23.3	902.3	280.2	1,215.2	303.5
Total fixed maturities, available-for-sale	$ 3,739.3	$ 100.5	$ 11,239.9	$ 2,828.4	$ 14,979.2	$ 2,928.9
Total equity securities, available-for-sale	$ 4.4	$ 0.1	$ 116.1	$ 34.2	$ 120.5	$ 34.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Our consolidated portfolio consists of fixed maturity securities where 83% were investment grade (rated AAA through
BBB-) with an average price of 84 (carrying value/amortized cost) at December 31, 2009. Due to the credit disruption that began in the last half of 2007 and continued into first quarter of 2009, which reduced liquidity and led to wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in the Corporate sector and in structured products, such as commercial mortgage-backed securities, collateralized debt obligations and asset-backed securities (included in other debt obligations). During the second quarter of 2009 and continuing through the end of the year, a narrowing of credit spreads and improvement in liquidity resulted in a decrease in the unrealized losses in our securities portfolio relative to year-end 2008.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 406 securities with a carrying value of $3,739.3 million and unrealized losses of $100.5 million reflecting an average price of 97 at
December 31, 2009. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2009, with associated unrealized losses of $82.7 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 1,481 securities with a carrying value of $11,239.9 million and unrealized losses of $2,828.4 million. The average rating of this portfolio was BBB+ with an average price of 80 at December 31, 2009. Of the $2,828.4 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $1,302.5 million in unrealized losses with an average price of 63 and an average credit rating of AA-. The remaining unrealized losses consist primarily of $993.5 million within the
Corporate sector at December 31, 2009. The average price of the Corporate sector was 88 and the average credit rating was
BBB. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2009.

	December 31, 2008
	Less than		Greater than or		Total
	twelve months		equal to twelve months
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 6.0	$ 0.1	$ —	$ —	$ 6.0	$ 0.1
Non-U.S. governments	122.8	12.0	17.7	3.1	140.5	15.1
States and political subdivisions	1,137.4	82.1	162.8	38.8	1,300.2	120.9
Corporate — public	9,059.1	1,274.5	4,777.0	1,689.3	13,836.1	2,963.8
Corporate — private	5,308.2	849.7	3,150.2	1,254.6	8,458.4	2,104.3
Mortgage-backed and other asset-backed
securities	2,854.5	819.2	2,328.0	2,192.2	5,182.5	3,011.4
Total fixed maturities, available-for-sale	$ 18,488.0	$ 3,037.6	$10,435.7	$ 5,178.0	$ 28,923.7	$ 8,215.6
Total equity securities, available-for-sale	$ 93.7	$ 68.5	$ 57.3	$ 25.6	$ 151.0	$ 94.1

Our consolidated portfolio consists of fixed maturity securities where 94% were investment grade (rated AAA through
BBB-) with an average price of 78 (carrying value/amortized cost) at December 31, 2008. Due to the credit disruption that began in the last half of 2007 and continued into 2008, which reduced liquidity and led to wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in the Corporate-public and Corporate-
private finance sectors and in structured products, such as collateralized debt obligations, asset-backed securities and commercial mortgage-backed securities.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 2,105 securities with a carrying value of $18,488.0 million and unrealized losses of $3,037.6 million reflecting an average price of 86 at December 31, 2008. Of this portfolio, 95% was investment grade (rated AAA through BBB-) at December 31, 2008, with associated unrealized losses of $2,701.9 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 1,526 securities with a carrying value of $10,435.7 million and unrealized losses of $5,178.0 million. The average rating of this portfolio was A- with an average price of 67 at December 31, 2008. Of the $5,178.0 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $2,943.8 million in unrealized losses with an average price of 73 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $2,192.3 million in unrealized losses within the mortgage-backed and other asset-backed securities sector at December 31, 2008. The average price of the mortgage-backed and other asset-backed securities sector was 52 and the average credit rating was AA-. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we had the ability and intent to hold the available-for-sale securities with unrealized losses until a recovery of fair value, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31,
2008.

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-
sale and derivative instruments are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes was as follows:

	December 31,
	2009	2008
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$ (1,180.8)	$ (7,729.3)
Noncredit component of impairment losses on fixed maturities, available-for-sale	(260.9)	—
Net unrealized losses on equity securities, available-for-sale	(18.2)	(66.0)
Adjustments for assumed changes in amortization patterns	211.9	1,175.2
Net unrealized gains on derivative instruments	90.4	156.8
Net unrealized gains on equity method subsidiaries and noncontrolling interest
adjustments	103.2	73.6
Provision for deferred income taxes	370.1	2,237.4
Cumulative effect of reclassifying noncredit component of previously recognized
impairment losses on fixed maturities, available-for-sale, net	(9.9)	—
Net unrealized losses on available-for-sale securities and derivative instruments	$ (694.2)	$ (4,152.3)

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Commercial Mortgage Loans

Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2009 and 2008, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2009		2008
	Carrying	Percent	Carrying	Percent
	amount	of total	amount	of total
	($ in millions)
Geographic distribution
New England	$ 446.3	4.4% $	459.4	4.1%
Middle Atlantic	1,535.4	15.2	1,794.8	15.9
East North Central	941.8	9.3	974.9	8.6
West North Central	504.3	5.0	550.0	4.9
South Atlantic	2,641.8	26.1	2,849.9	25.2
East South Central	300.0	3.0	323.2	2.9
West South Central	672.1	6.6	775.9	6.9
Mountain	835.4	8.3	900.3	8.0
Pacific	2,377.2	23.5	2,707.9	24.0
Valuation allowance	(132.5)	(1.4)	(57.0)	(0.5)
Total	$ 10,121.8	100.0% $	11,279.3	100.0%
Property type distribution
Office	$ 2,782.1	27.5% $	2,894.7	25.7%
Retail	2,782.0	27.5	3,004.5	26.7
Industrial	2,394.3	23.7	2,688.1	23.8
Apartments	1,415.2	14.0	1,832.6	16.2
Hotel	497.2	4.9	507.0	4.5
Mixed use/other	383.5	3.8	409.4	3.6
Valuation allowance	(132.5)	(1.4)	(57.0)	(0.5)
Total	$ 10,121.8	100.0% $	11,279.3	100.0%

Commercial Mortgage Loan Valuation Allowance

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized capital gains (losses) on our consolidated statements of operations.

The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related loan specific allowance for losses, were as follows:

	December 31,
	2009	2008
	(in millions)
Impaired loans	$ 116.5	$ 74.4
Allowance for losses	43.8	13.4
Net impaired loans	$ 72.7	$ 61.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

The total average investment in impaired mortgage loans throughout each respective year and the interest income recognized on impaired mortgage loans were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Average investment in impaired loans	$ 85.3	$ 45.0 $	4.3
Interest income recognized on impaired loans	2.5	9.6	1.1

When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.

A summary of the changes in the commercial mortgage loan valuation allowance is as follows:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
Balance at beginning of year	$ 57.0	$ 42.8	$ 32.2
Provision	126.9	42.9	10.7
Releases	(51.4)	(28.7)	(0.1)
Balance at end of year	$ 132.5	$ 57.0	$ 42.8

Real Estate

Depreciation expense on invested real estate was $41.7 million, $32.0 million and $30.1 million in 2009, 2008 and
2007, respectively. Accumulated depreciation was $290.1 million and $248.1 million as of December 31, 2009 and 2008, respectively.

Other Investments

Other investments include minority interests in unconsolidated entities, domestic joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities is as follows:

	December 31,
	2009	2008
	(in millions)
Total assets	$ 5,434.8	$ 7,604.2
Total liabilities	2,851.2	4,606.0
Total equity	$ 2,583.6	$ 2,998.2

Net investment in unconsolidated subsidiaries	$ 31.1	$ 61.9

	For the year ended December 31,
	2009	2008	2007
	(in million)
Total revenues	$ 2,595.5	$ 2,202.5	$ 2,106.3
Total expenses	2,771.2	2,415.0	1,606.7
Net income (loss)	129.3	(30.3)	496.1

Our share of net income (loss) of unconsolidated subsidiaries	2.5	(41.9)	33.2

Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)
Securities Posted as Collateral

We posted $910.0 million in fixed maturities, available-for-sale securities at December 31, 2009, to satisfy collateral requirements primarily associated with our derivative credit support annex (collateral) agreements and a reinsurance arrangement. In addition, we posted $1,741.4 million in commercial mortgage loans as of December 31, 2009, to satisfy collateral requirements associated with our obligation under funding agreements with the Federal Home Loan Bank of Des
Moines. Since we did not relinquish ownership rights on these securities, they are reported as fixed maturities, available-for-
sale and commercial mortgage loans, respectively, on our consolidated statements of financial position.

7. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies. We have not bought, sold or held these investments for trading purposes.
Types of Derivative Instruments

Interest Rate Contracts
Interest rate risk is the risk that we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

A swaption is an option to enter into an interest rate swap at a future date. We have written these options and received a premium in order to transform our callable liabilities into fixed term liabilities. Swaptions provide us the benefit of the agreed-
upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Foreign Exchange Contracts

Foreign currency risk is the risk that we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-
denominated fixed maturity securities we invest in. We may use currency swaps and currency forwards to hedge foreign currency risk.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-
fixed rate; however, may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We have used currency forwards to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We may sell an investment-type insurance contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, at the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Other Contracts

Commodity Swaps. Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased secured limited recourse notes from VIEs that are consolidated in our financial results. These VIEs use a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIEs provide mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receive guaranteed quarterly premiums in return until maturity. At the same time the VIEs enter into this synthetic transaction, they buy a quality cash bond to match against the commodity swaps.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We sell investment-type insurance contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. We economically hedge the risk associated with these investment-type insurance contracts.

We offer group benefit plan contracts that have guaranteed separate accounts as an investment option.

We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.

We have fixed deferred annuities that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these annuity contracts, as previously explained.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc.
Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

We posted $273.7 million and $300.7 million in cash and securities under collateral arrangements as of December 31,
2009, and December 31, 2008, respectively, to satisfy collateral requirements associated with our derivative credit support agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the rating on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2009, and
December 31, 2008, was $1,139.7 million and $2,100.0 million, respectively. With respect to these derivatives, we posted collateral of $273.7 million and $300.7 million as of December 31, 2009 and 2008, respectively, in the normal course of business, which reflects netting under derivative credit support annex agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2009, we would be required to post an additional $36.4 million of collateral to our counterparties.

As of December 31, 2009, and December 31, 2008, we had received $341.3 million and $257.2 million, respectively, of cash collateral associated with our derivative credit support annex agreements. The cash collateral is included in other assets on the consolidated statements of financial position, with a corresponding liability reflecting our obligation to return the collateral recorded in other liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2009	December 31, 2008
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 19,531.0	$ 23,683.6
Futures	43.3	97.3
Swaptions	—	94.8
Foreign exchange contracts:
Foreign currency swaps	5,253.2	6,274.6
Equity contracts:
Options	818.2	797.5
Futures	84.6	63.6
Credit contracts:
Credit default swaps	1,586.4	1,948.9
Other contracts:
Embedded derivative financial instruments	2,838.6	2,458.0
Commodity swaps	40.0	40.0
Total notional amounts at end of period	$ 30,195.3	$ 35,458.3

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 578.9	$ 1,105.1
Foreign exchange contracts:
Foreign currency swaps	578.7	558.1
Equity contracts:
Options	149.8	222.1
Credit contracts:
Credit default swaps	15.5	70.7
Total gross credit exposure	1,322.9	1,956.0
Less: collateral received	383.5	278.5
Net credit exposure	$ 939.4	$ 1,677.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)
The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$ 81.5	$ 250.8	$ 309.1	$ 722.0
Foreign exchange contracts	444.4	410.8	240.6	300.5
Total derivatives designated as
hedging instruments	$ 525.9	$ 661.6	$ 549.7	$ 1,022.5

Derivatives not designated as
hedging instruments
Interest rate contracts	$ 433.4	$ 802.1	$ 336.8	$ 621.5
Foreign exchange contracts	88.0	116.7	72.2	147.6
Equity contracts	149.8	222.1	—	—
Credit contracts	15.5	70.7	84.0	227.2
Other contracts	—	—	121.7	164.9
Total derivatives not designated as
hedging instruments	$ 686.7	$ 1,211.6	$ 614.7	$ 1,161.2

Total derivative instruments	$ 1,212.6	$ 1,873.2	$ 1,164.4	$ 2,183.7

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a fair value of
$17.1 million and $39.9 million as of December 31, 2009, and December 31, 2008, respectively, are reported with contractholder funds on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities.
These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions.
The effect of this purchased protection would reduce our total maximum future payments by $47.0 million and $60.8 million as of December 31, 2009, and December 31, 2008, respectively. These credit derivative transactions had a net fair value of $2.4 million and $21.2 million as of December 31, 2009, and December 31, 2008, respectively. Our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturity securities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security as of December 31, 2009, and December 31, 2008.
The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2009
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AA	$ 135.0	$ (0.6)	$ 135.0	4.9
A	609.0	1.2	609.0	3.6
BBB	220.0	0.2	220.0	1.8
BB	10.0	—	10.0	0.8
Structured finance
AA	9.9	(6.0)	9.9	2.5
BBB	16.0	(15.2)	16.0	9.6
CCC	22.0	(20.2)	22.0	10.4
Total single name credit default swaps	1,021.9	(40.6)	1,021.9	3.6

Basket and index credit default swaps
Corporate debt
A	6.0	(0.1)	6.0	2.0
BBB	20.0	—	20.0	0.5
CCC	15.0	(11.9)	15.0	3.0
Government/municipalities
A	50.0	(9.3)	50.0	5.1
Structured finance
AA	20.0	(5.9)	20.0	5.4
BBB	5.0	(1.2)	5.0	15.9
Total basket and index credit default swaps	116.0	(28.4)	116.0	4.4
Total credit default swap protection sold	$ 1,137.9	$ (69.0)	$ 1,137.9	3.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

	December 31, 2008
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AAA	$ 10.0	$ (1.0)	$ 10.0	4.5
AA	135.0	(4.6)	135.0	5.4
A	554.0	(25.8)	554.0	4.8
BBB	305.0	(24.4)	305.0	2.7
BB	33.0	(1.4)	33.0	0.5
Structured finance
A	9.9	(7.9)	9.9	3.5
BBB	16.0	(15.0)	16.0	22.5
BB	22.0	(18.1)	22.0	7.1
Total single name credit default swaps	1,084.9	(98.2)	1,084.9	4.4

Basket and index credit default swaps
Corporate debt
AAA	35.0	(0.2)	35.0	1.0
A	20.0	(1.4)	20.0	1.6
BBB	35.0	(16.3)	35.0	2.6
BB	130.0	(53.3)	130.0	1.5
CCC	20.0	(20.0)	20.0	3.0
Government/municipalities
AA	50.0	(19.3)	50.0	6.2
Structured finance
AA	25.0	(15.4)	25.0	8.6
Total basket and index credit default swaps	315.0	(125.9)	315.0	3.0
Total credit default swap protection sold	$ 1,399.9	$ (224.1)	$ 1,399.9	4.1

We also have invested in available-for-sale fixed maturity securities that contain credit default swaps that do not require bifurcation. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturity securities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show by the types of referenced/underlying asset class and external rating of the available-for-sale fixed maturity security our fixed maturity securities with nonbifurcatable embedded credit derivatives as of December 31, 2009, and December 31, 2008.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

	December 31, 2009
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AA	$ 15.0	$ 14.3	0.7
A	15.0	14.6	0.3
BBB	5.0	4.9	0.3
BB	35.0	29.1	5.1
CCC	51.4	43.8	4.5
C	22.7	6.5	6.6
Total corporate debt	144.1	113.2	4.3
Structured finance
AA	9.5	5.6	9.1
A	7.0	5.0	6.8
BBB	41.1	23.2	6.8
BB	32.6	17.4	7.3
B	7.4	3.1	7.3
CCC	16.1	5.7	19.4
CC	18.0	0.8	7.8
C	10.8	3.3	12.9
Total structured finance	142.5	64.1	11.2
Total fixed maturity securities with credit derivatives	$ 286.6	$ 177.3	8.3

	December 31, 2008
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AAA	$ 55.0	$ 25.9	4.5
AA	5.0	4.0	1.3
A	35.0	19.0	3.1
BB	44.9	16.5	5.9
B	1.4	1.4	8.7
C	8.8	5.7	8.0
Total corporate debt	150.1	72.5	5.4
Structured finance
AAA	32.0	17.1	5.5
AA	47.4	18.4	5.6
A	66.0	15.1	5.5
BBB	34.4	14.4	6.5
BB	54.8	7.0	8.2
CCC	0.4	0.4	3.0
Total structured finance	235.0	72.4	6.1
Total fixed maturity securities with credit derivatives	$ 385.1	$ 144.9	5.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into
U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

We also sell callable investment-type insurance contracts and use cancellable interest rate swaps and have written interest rate swaptions to hedge the changes in fair value of the callable feature.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss) recognized in net income				Amount of gain (loss) recognized in net
	on derivatives for the year ended December 31,				income on related hedged item for the year
Derivatives in fair		(1)			ended December 31, (1)
value hedging				Hedged items in fair value
relationships	2009	2008	2007	hedging relationships	2009	2008	2007
		(in millions)				(in millions)
Interest rate				Fixed maturities,
contracts	$ 308.6	$ (532.2)	$ (155.4)	available-for-sale	$ (264.0)	$ 510.8	$147.4
Interest rate				Investment-type
contracts	(30.8)	47.8	12.7	insurance contracts	46.9	(68.1)	(16.8)
Foreign
exchange				Fixed maturities,
contracts	4.8	(0.1)	(9.6)	available-for-sale	(6.0)	0.6	9.8
Foreign
exchange				Investment-type
contracts	82.4	(199.8)	26.7	insurance contracts	(86.2)	214.4	(27.5)
Total	$ 365.0	$ (684.3)	$ (125.6)	Total	$ (309.3)	$ 657.7	$112.9

(1)	The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains
(losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships for the years ended December 31, 2009, 2008 and 2007.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale (1)	$ (143.5)	$(63.4)	$23.1
Investment-type insurance contracts (2)	106.2	64.8	12.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 10.5 years.
At December 31, 2009, we had $45.7 million of gross unrealized gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income. During the year ended December 31, 2009, $40.4 million of gross unrealized losses were reclassified from OCI into net realized capital gains (losses) as a result of the determination that hedged cash flows of a forecasted liability issuance were probable of not occurring. No amounts were reclassified from OCI into net income as a result of the determination that hedged cash flows were probable of not occurring during the years ended December 31, 2008 and 2007.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position for the years ended December 31, 2009, 2008 and 2007. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss) recognized in				Amount of gain (loss) reclassified
		AOCI on derivatives (effective			Location of gain (loss)	from AOCI on derivatives
Derivatives in		portion) for the year ended			reclassified from AOCI	(effective portion) for the year
cash flow		December 31,			into	ended December 31,
hedging					net income (effective
relationships	Related hedged item	2009	2008	2007	portion)	2009	2008	2007
		(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$ (124.4)	$ 206.7	$ 61.6	income	$ 4.8	$ 3.6	$ 4.5
Benefits, claims and
Interest rate	Investment-type				settlement
contracts	insurance contracts	112.3	(38.1)	(18.1)	expenses	(1.0)	(0.3)	—
Foreign
exchange	Fixed maturities,				Net investment
contracts	available-for-sale	(216.8)	234.6	(63.0)	income	—	—	—
Foreign					Benefits, claims and
exchange	Investment-type				settlement
contracts	insurance contracts	167.4	(316.0)	168.0	expenses	(5.6)	1.0	—
Net realized capital
					gains (losses)	22.8	(4.0)	(3.9)
Total		$ (61.5)	$ 87.2	$ 148.5	Total	$ 21.0	$ 0.3	$ 0.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships for the years ended December 31, 2009, 2008 and 2007.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale (1)	$ 16.9	$8.0	$13.1
Investment-type insurance contracts (2)	(20.0)	(2.7)	(14.4)

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net loss resulting from the ineffective portion of interest rate contracts in cash flow hedging relationships was zero for the years ended December 31, 2009, 2008 and 2007, respectively. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was $2.2 million, $0.4 million and $2.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

We expect to reclassify net losses of $4.1 million from AOCI into net income in the next 12 months, which includes both net deferred losses on discontinued hedges and periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Derivatives Not Designated as Hedging Instruments

Our use of futures, certain swaptions and swaps, options and currency forwards are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, flow directly into net realized capital gains (losses).

The following tables show the effect of derivatives not designated as hedging instruments, including market value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007. Gains (losses) are reported in net realized capital gains (losses) on the consolidated statements of operations.

	Amount of gain (loss) recognized in net income on derivatives for the year
	ended December 31,
Derivatives not designated as hedging instruments	2009	2008	2007
	(in millions)
Interest rate contracts	$ (58.8)	$ 90.4	$(8.3)
Foreign exchange contracts	68.3	(128.3)	3.7
Equity contracts	(107.7)	86.3	10.3
Credit contracts	61.7	(102.0)	(67.3)
Other contracts (1)	7.8	(43.2)	(27.1)
Total	$ (28.7)	$ (96.8)	$(88.7)

(1) Primarily includes the change in fair value of embedded derivatives.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the
Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block.
Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the
Closed Block, adjusted to eliminate the impact of related amounts in accumulated other comprehensive income.

If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed
Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31,
2009 and 2008, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains (losses) did not exceed the cumulative expected earnings. Therefore, there was no PDO liability as of December
31, 2009 and 2008.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Closed Block — (continued)

Closed Block liabilities and assets designated to the Closed Block were as follows:
	December 31,
	2009	2008
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$ 5,172.9	$ 5,309.9
Other policyholder funds	23.9	25.9
Policyholder dividends payable	308.9	328.9
Other liabilities	14.7	47.1
Total Closed Block liabilities	5,520.4	5,711.8
Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,748.6	2,429.5
Fixed maturities, trading	31.0	32.8
Equity securities, available-for-sale	14.4	15.9
Mortgage loans	591.8	618.1
Policy loans	747.2	758.2
Other investments	157.5	183.8
Total investments	4,290.5	4,038.3
Cash and cash equivalents	33.6	39.4
Accrued investment income	69.2	70.1
Premiums due and other receivables	18.7	18.2
Deferred income tax asset	133.3	270.4
Total assets designated to the Closed Block	4,545.3	4,436.4
Excess of Closed Block liabilities over assets designated to the Closed Block	975.1	1,275.4
Amounts included in accumulated other comprehensive loss	(61.6)	(307.7)
Maximum future earnings to be recognized from Closed Block assets and liabilities	$ 913.5	$ 967.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Closed Block — (continued)
Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Revenues
Premiums and other considerations	$ 508.6	$ 550.4	$ 576.6
Net investment income	268.6	280.9	288.3
Net realized capital losses	(23.5)	(12.7)	(12.9)
Total revenues	753.7	818.6	852.0
Expenses
Benefits, claims and settlement expenses	422.1	467.6	485.8
Dividends to policyholders	235.9	261.8	286.4
Operating expenses	6.8	7.4	12.1
Total expenses	664.8	736.8	784.3
Closed Block revenues, net of Closed Block expenses, before income taxes	88.9	81.8	67.7
Income taxes	28.1	25.6	20.7
Closed Block revenues, net of Closed Block expenses and income taxes	60.8	56.2	47.0
Funding adjustment charges	(6.6)	(8.5)	(9.4)
Closed Block revenues, net of Closed Block expenses, income taxes and funding
adjustment charges	$ 54.2	$ 47.7	$ 37.6

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Beginning of year	$ 967.7	$ 1,015.4	$ 1,053.0
End of year	913.5	967.7	1,015.4
Change in maximum future earnings	$ (54.2)	$ (47.7)	$ (37.6)

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

9. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2009, 2008 and 2007 were as follows:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
Balance at beginning of year	$ 3,970.1	$ 2,626.7	$ 2,265.9
Cost deferred during the year	454.3	637.9	568.8
Amortized to expense during the year (1)	93.9)	(375.0)	(351.4)
Adjustment related to unrealized (gains) losses on available-for-sale
securities and derivative instruments	(875.7)	1,080.5	143.4
Balance at end of year	$ 3,454.8	$ 3,970.1	$ 2,626.7

(1) Includes adjustments for revisions to estimated gross profits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

10. Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2009	2008
	(in millions)
Liabilities for investment-type insurance contracts:
GICs	$ 10,839.2	$ 11,857.4
Funding agreements	12,511.2	15,757.3
Other investment-type insurance contracts	891.4	987.1
Total liabilities for investment-type insurance contracts	24,241.8	28,601.8
Liabilities for individual annuities	11,428.4	10,672.3
Universal life and other reserves	4,094.5	3,772.3
Total contractholder funds	$ 39,764.7	$ 43,046.4

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors, as well as to four separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities.
Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2009 and 2008,
$2,502.2 million and $3,159.1 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro
4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2009 and 2008, $1,404.2 million and $1,415.2 million, respectively, of liabilities are outstanding with respect to the issuances outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets.
The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2009 and 2008,
$2,474.0 million and $2,468.7 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In
February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2009 and 2008, $5,122.4 million and
$7,655.5 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

Due to a downturn in the credit market, we reduced the amount of medium term note issuances in 2008 and had no issuances in 2009. As economic conditions change, we will reassess the issuance of funding agreements to these medium term note programs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
10. Insurance Liabilities — (continued)

Future Policy Benefits and Claims

Activity associated with unpaid accident and health claims is summarized as follows:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
Balance at beginning of year	$ 991.8	$ 964.3	$ 877.2
Incurred:
Current year	1,888.3	1,994.5	2,160.6
Prior years	(33.4)	(56.7)	(12.8)
Total incurred	1,854.9	1,937.8	2,147.8
Payments:
Current year	1,507.1	1,588.6	1,738.5
Prior years	314.0	321.7	322.2
Total payments	1,821.1	1,910.3	2,060.7
Balance at end of year:
Current year	381.2	405.9	422.1
Prior years	644.4	585.9	542.2
Total balance at end of year	$ 1,025.6	$ 991.8	$ 964.3

Supplemental information:
Claim adjustment expense liabilities	$ 40.7	$ 39.1	$ 37.0
Reinsurance recoverables	3.7	4.3	4.2

Incurred liability adjustments relating to prior years, which affected current operations during 2009, 2008 and 2007, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.

11. Debt

Short-Term Debt

As of December 31, 2009, we had credit facilities with various financial institutions in an aggregate amount of
$644.0 million. As of December 31, 2009 and 2008, we had $312.1 million and $291.1 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with zero assets pledged as support. Interest paid on intercompany debt was $1.3 million, $8.3 million and $19.6 million during 2009, 2008 and 2007, respectively.

The weighted-average interest rates on short-term borrowings as of December 31, 2009 and 2008, were 0.4% and
0.5%, respectively.

Long-Term Debt

The components of long-term debt as of December 31, 2009 and 2008, were as follows:

	December 31,
	2009	2008
	(in millions)
8% surplus notes payable, due 2044	99.2	99.2
Other mortgages and notes payable	21.6	22.0
Total long-term debt	$ 120.8	$121.2

The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Debt — (continued)

On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31,
2009, 2008 and 2007 was approved by the Commissioner, and charged to expense.
Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1,
2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.
The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments.
Outstanding principal balances as of December 31, 2009, ranged from $5.9 million to $9.1 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding principal balances as of December 31, 2008, ranged from $6.0 million to $9.3 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $30.1 million and $30.4 million as of December 31, 2009 and 2008, respectively.
At December 31, 2009, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2010	$ 0.4
2011	0.4
2012	0.4
2013	8.8
2014	6.0
Thereafter	104.8
Total future maturities of the long-term debt	$ 120.8

12. Income Taxes
Our income tax expense (benefit) from continuing operations was as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Current income taxes:
U.S. federal	$ 140.4	$ 116.0	$ 288.7
State and foreign	10.3	34.7	25.3
Total current income taxes	150.7	150.7	314.0
Deferred income taxes	(25.9)	(106.4)	(112.8)
Total income taxes	$ 124.8	$ 44.3	$ 201.2

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective tax rate from continuing operations is as follows:

	For the year ended
	December 31,
	2009	2008	2007
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(11)	(19)	(12)
Interest exclusion from taxable income	(4)	(6)	(2)
Other	(1)	—	—
Effective income tax rate	19%	10%	21%

As of December 31, 2009, the total unrecognized tax benefits were $52.6 million. Of this amount, $20.3 million, if recognized, would reduce the 2009 effective tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses. As of December 31, 2009 and 2008, we had recognized $22.5 million and $21.3 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
12. Income Taxes — (continued)

A summary of the changes in unrecognized tax benefits follows.

In management’s judgment, the total deferred income tax asset is more likely than not to be realized. Included in the deferred income tax asset is the expected income tax benefit attributable to net unrealized losses on available-for-sale securities.
There is no valuation allowance provided for the deferred tax asset attributable to unrealized losses on available-for-sale securities. Management expects to recover the unrealized losses by holding the securities until maturity or recovery in value;
therefore, the related deferred tax asset is expected to reverse over time.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Income Taxes — (continued)

The total deferred income tax asset also includes capital and net operating loss carryforwards for tax purposes available to offset future capital gains and taxable income, respectively. The total capital loss carryforward, available to offset future capital gains, was $460.6 million as of December 31, 2009. If not used, the remaining 2008 capital loss carryforward of $121.1 million and the $339.5 million capital loss generated in 2009 will expire in 2013 and 2014, respectively. Domestic state net operating loss carryforwards were $2.1 million as of December 31, 2009, and will expire between 2017 and 2029. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not to be realized.

Accumulated net operating losses of $485.2 million and $376.6 million at December 31, 2009 and 2008, respectively, are attributed to captive reinsurance companies that are temporarily excluded from our consolidated U.S. federal income tax return. These net operating losses will expire between 2021 and 2024. One of the captive reinsurance companies will be able to join the consolidated U.S. federal income tax return in 2012, with the other in 2013. All accumulated net operating losses are anticipated to be utilized before expiration. Therefore, no valuation allowance has been provided for the deferred income tax assets attributable to these net operating losses.

The Internal Revenue Service (“IRS”) has completed examination of our consolidated federal income tax returns for years prior to 2004. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We are also litigating a partnership issue for the years 2002-2003 in the federal district court of Iowa.
We had $241.0 million and $230.8 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2009 and 2008, respectively.
We do not expect the litigation to be resolved within the next twelve months.

The IRS commenced examination of the U.S. consolidated federal income tax returns for 2004-2005 in March 2007.
The fieldwork is substantially complete and the final report is expected to be received sometime in the second or third quarter of
2010. The statute of limitations for the 2004-2005 tax years expires on September 15, 2010. The IRS commenced examination of the U.S. consolidated federal income tax returns for 2006-2007 in March 2009 and of the tax return for 2008 in January 2010.

We believe it is reasonably possible that the amount of our unrecognized tax benefits could increase by $0.0 million to $11.0 million within the next twelve months. The uncertainty is associated with our affiliate’s investment in a transaction that gave rise to foreign tax credits. We expect the IRS to disallow some or all of these foreign tax credits. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits

We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the
Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While we designate assets to cover the computed liability of the non-qualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of
35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.

For 2007, we used a measurement date of October 1 for the pension and other postretirement benefit plans. For 2008 and 2009, we used a December 31 measurement date in connection with our adoption of required measurement date guidance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)
Obligations and Funded Status

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2009	2008	2009	2008
		(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$ (1,712.1)	$ (1,603.8)	$ (335.0)	$ (271.9)
Service cost	(51.4)	(62.0)	(11.3)	(10.5)
Interest cost	(100.8)	(124.3)	(19.7)	(20.9)
Actuarial loss	(26.8)	(8.1)	(2.8)	(44.0)
Participant contributions	—	—	(5.5)	(6.0)
Benefits paid	72.8	86.1	15.0	19.1
Other	20.9	—	(0.8)	(0.8)
Benefit obligation at end of year	$ (1,797.4)	$ (1,712.1)	$ (360.1)	$ (335.0)
Change in plan assets
Fair value of plan assets at beginning of year	$ 1,010.5	$ 1,597.6	$ 362.0	$ 518.0
Actual return on plan assets	217.0	(556.3)	68.3	(142.9)
Employer contribution	95.6	55.3	0.7	—
Participant contributions	—	—	5.5	6.0
Benefits paid	(72.8)	(86.1)	(15.0)	(19.1)
Fair value of plan assets at end of year	$ 1,250.3	$ 1,010.5	$ 421.5	$ 362.0
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ 78.4	$ 43.3
Other liabilities	(547.1)	(701.6)	(17.0)	(16.3)
Total	$ (547.1)	$ (701.6)	$ 61.4	$ 27.0
Amount recognized in accumulated other comprehensive
(income) loss
Total net actuarial loss	$ 564.9	$ 768.2	$ 104.1	$ 152.9
Prior service benefit	(52.7)	(39.5)	(6.8)	(8.8)
Pre-tax accumulated other comprehensive loss	$ 512.2	$ 728.7	$ 97.3	$ 144.1

The accumulated benefit obligation for all defined benefit pension plans was $1,640.5 million and $1,535.8 million at
December 31, 2009 and 2008, respectively.

Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $245.1 million and $269.8 million as of December 31, 2009 and 2008, respectively.

Pension Plan Changes and Plan Gains/Losses

On January 1, 2010, benefits under the Principal Pension Plan are frozen for certain participants. This change was recognized as a prior service cost and resulted in a decrease in liabilities as of December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

For the year ended December 31, 2009, the pension plans had an actuarial loss primarily due to a greater than expected cost of living adjustment and greater number of early retirements. For the year ended December 31, 2008, the pension plans had an actuarial loss primarily due to a decrease in the discount rate offset by a change in certain actuarial assumptions and methods.

Other Postretirement Plan Changes and Plan Gains/Losses

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare
Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under
Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2009, 2008 and 2007, the Medicare subsidies we received and accrued for were $0.8 million and included in service cost.

An actuarial loss occurred during 2009 for the other postretirement benefit plans. This was due to a less than expected increase in retiree contributions, an increase in assumed health care costs for our agents and an increase in the trend assumption.
An actuarial loss occurred during 2008 due to a decrease in the discount rate and a less than expected increase in retiree contributions, which was partially offset by a decrease in the trend assumption and a less than expected increase in health care claim costs.

Information for pension plans with an accumulated benefit obligation in excess of plan assets:

For 2009 and 2008, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2009	2008
	(in millions)
Projected benefit obligation	$ 1,797.4	$1,712.1
Accumulated benefit obligation	1,640.5	1,535.8
Fair value of plan assets	1,250.3	1,010.5

Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

				December 31,
					2009	2008
					(in millions)
Accumulated postretirement benefit obligation				$ 98.7		$ 87.9
Fair value of plan assets					81.7	71.6

Components of net periodic benefit cost:
	Pension benefits			Other postretirement benefits
		For the year ended December 31,
	2009	2008	2007	2009	2008	2007
		(in millions)
Service cost	$ 51.4	$ 62.0	$ 47.1	$ 11.3	$ 10.5	$ 8.0
Interest cost	100.8	124.3	89.5	19.7	20.9	15.5
Expected return on plan assets	(79.5)	(162.8)	(114.2)	(25.8)	(46.9)	(33.7)
Amortization of prior service benefit	(7.7)	(9.6)	(8.3)	(2.1)	(3.1)	(2.6)
Recognized net actuarial (gain) loss	92.6	1.5	10.0	9.2	(4.0)	(1.9)
Net periodic benefit cost (income)	$ 157.6	$ 15.4	$ 24.1	$ 12.3	$ (22.6)	$ (14.7)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

For 2007, we used a measurement date of October 1 for the pension and other postretirement plans. For 2008 and 2009, we used a December 31 measurement date in connection with our adoption of required measurement date guidance. Net periodic benefit cost shown above for 2008 covers the period of 15 months from October 1, 2007, through December 31, 2008.
Net periodic benefit cost for the period from October 1, 2007, to December 31, 2007, was recognized as a direct adjustment to retained earnings during 2008 as required by the measurement date guidance. The breakdown of 2008 net periodic benefit cost between the two periods was as follows:

The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the
10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

Net actuarial (gain) loss and net prior service cost benefit have been recognized in accumulated other comprehensive income.

The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2010 fiscal year are $67.6 million and
$(10.1) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2010 fiscal year are $5.1 million and $(2.1) million, respectively.

Assumptions:

Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded
Status section

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

Weighted-average assumptions used to determine net periodic benefit cost
		Pension benefits		Other postretirement benefits
		For the year ended December 31,
	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.30%	6.15%	6.00%	6.30%	6.15%
Expected long-term return on plan assets	8.00%	8.25%	8.25%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

For the pension benefits, the expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-
term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2008, the long-term expected return on plan assets was lowered to 8.00% for the 2009 expense calculation.

For other postretirement benefits, the 7.30% expected long-term return on plan assets for 2009 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

Assumed health care cost trend rates
	December 31,
	2009	2008
Health care cost trend rate assumed for next year under age 65	11.0%	10.5%
Health care cost trend rate assumed for next year age 65 and over	10.5%	10.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2021	2020

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-
percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
(in millions)
Effect on total of service cost and interest cost components	$ 5.3	$ (4.2)
Effect on accumulated postretirement benefit obligation	(48.9)	39.4

Pension Plan and Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.
•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds.
•	Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a real estate investment fund and a general account investment of ours.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

Our pension plan assets consist of investments in separate accounts. Net asset value (“NAV”) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. One separate account invests in real estate, for which the fair value of the underlying real estate is based on unobservable inputs and used to determine the NAV of the separate account. The fair value of the underlying real estate is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of the Principal Life general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows. This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.

Pension Plan Assets

The fair value of the qualified pension plan’s assets by asset category as of the most recent measurement date is as follows:

		As of December 31, 2009
Assets /
	(liabilities)	Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 555.5	$ —	$ 555.5 $	—
U.S. small/mid cap equity portfolios (2)	103.6	—	103.6	—
International equity portfolios (3)	215.5	—	215.5	—
Fixed income security portfolios (4)	288.3	—	288.3	—
Real estate investment portfolios:
Real estate investment trusts (5)	33.4	—	33.4	—
Direct real estate investments (6)	54.0	—	—	54.0
Total	$ 1,250.3	$ —	$ 1,196.3 $	54.0

(1)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(2)	The portfolios invest primarily in publicly traded equity securities of mid-sized and small U.S. companies.
(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.
(4)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S.
Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(5)	The portfolio invests primarily in publicly traded securities of U.S. equity real estate investment trusts.
(6)	The portfolio invests primarily in U.S. commercial real estate properties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Direct real estate investments	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0
Total	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0

We have established an investment policy that provides the investment objectives and guidelines for the pension plan.
Our investment strategy is to achieve the following:

• Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
• Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.
• Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the overall target asset allocation for the qualified plan assets is:

Asset category	Target allocation
U.S. large cap equity portfolios and U.S. small/mid cap equity portfolios	35% - 60%
International equity portfolios	5% - 20%
Fixed income security portfolios	20% - 30%
Real estate investment portfolios	3% - 10%

Other Postretirement Benefit Plan Assets

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)
		As of December 31, 2009
Assets /
	(liabilities)	Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
Cash (1)	$ 1.0	$ 1.0 $	—	$ —
Fixed income security portfolios:
Fixed income investment funds (2)	131.1	131.1	—	—
Principal Life general account investment (3)	45.5	—	—	45.5
U.S. equity portfolios (4)	198.9	162.5	36.4	—
International equity portfolios (5)	45.0	34.3	10.7	—
Total	$ 421.5	$ 328.9 $	47.1	$ 45.5

(1)	Represents amounts held in cash or cash equivalents.
(2)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(3)	The general account is invested in various fixed income securities.
(4)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(5)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

$47.1 million of assets in the U.S. equity and international equity portfolios are included in a trust owned life insurance contract.

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Principal Life general account investment	$ 54.9	$ (1.3)	$ —	$ (8.1)	$ —	$ 45.5
Total	$ 54.9	$ (1.3)	$ —	$ (8.1)	$ —	$ 45.5

According to our investment policy, the weighted average target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
U.S. equity portfolios	45% - 65%
International equity portfolios	5% - 15%
Fixed income security portfolios	30% - 50%

The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)
Contributions

Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2010 in the range of $20-$75 million. This includes funding for both our qualified and nonqualified pension plans. We may contribute to our other postretirement benefit plans in 2010 pending future analysis.

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service, and the expected amount of tax-free subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
	(in millions)
Year ending December 31:
2010	$ 71.9	$ 23.7	$ 1.1
2011	75.9	25.8	1.2
2012	81.5	28.1	1.5
2013	87.1	30.7	1.6
2014	93.4	33.5	1.9
2015-2019	559.2	217.7	13.5

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.

		For the year ended December 31,
		2009			2008
	Qualified Nonqualified			Qualified	Nonqualified
	plan	plans	Total	plan	plans	Total
	(in millions)
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ —	$ —	$ —	$ —
Other liabilities	(249.9)	(297.2)	(547.1)	(399.1)	(302.5)	(701.6)
Total	$ (249.9)	$ (297.2)	$ (547.1)	$ (399.1)	$ (302.5)	$ (701.6)
Amount recognized in accumulated other
comprehensive loss
Total net actuarial loss	$ 495.0	$ 69.9	$ 564.9	$ 690.3	$ 77.9	$ 768.2
Prior service cost benefit	(33.9)	(18.8)	(52.7)	(28.6)	(10.9)	(39.5)
Total pre-tax accumulated other comprehensive loss	$ 461.1	$ 51.1	$ 512.2	$ 661.7	$ 67.0	$ 728.7
Components of net periodic benefit cost
Service cost	$ 41.8	$ 9.6	$ 51.4	$ 50.5	$ 11.5	$ 62.0
Interest cost	83.0	17.8	100.8	100.2	24.1	124.3
Expected return on plan assets	(79.5)	—	(79.5)	(162.8)	—	(162.8)
Amortization of prior service cost benefit	(5.4)	(2.3)	(7.7)	(6.7)	(2.9)	(9.6)
Recognized net actuarial (gain) loss	86.5	6.1	92.6	(9.4)	10.9	1.5
Net periodic benefit cost (income)	$ 126.4	$ 31.2	$ 157.6	$ (28.2)	$ 43.6	$ 15.4
Other changes recognized in accumulated other
comprehensive (income) loss
Net actuarial (gain) loss	$ (108.8)	$ (1.9)	$ (110.7)	$ 740.6	$ (13.4)	$ 727.2
Prior service benefit	(10.7)	(10.2)	(20.9)	—	—	—
Amortization of net gain (loss)	(86.5)	(6.1)	(92.6)	9.4	(10.9)	(1.5)
Amortization of prior service cost benefit	5.4	2.3	7.7	6.7	2.9	9.6
Total recognized in pre-tax accumulated other
comprehensive (income) loss	$ (200.6)	$ (15.9)	$ (216.5)	$ 756.7	$ (21.4)	$ 735.3
Total recognized in net periodic benefit cost and pre-
tax accumulated other comprehensive (income) loss	$ (74.2)	$ 15.3	$ (58.9)	$ 728.5	$ 22.2	$ 750.7

In addition, we have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $16,500 of their compensation to the plans in 2009. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered
Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75%
contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG common stock. We contributed $33.9 million, $41.2 million and
$40.0 million in 2009, 2008 and 2007, respectively, to our qualified defined contribution plans.

We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2009, we matched the Grandfathered Choice Participant's
Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we matched the participant's contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant's compensation. We contributed $4.6 million, $7.3 million and $7.5 million in 2009, 2008 and 2007, respectively, to our nonqualified defined contribution plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for unspecified or substantial punitive and treble damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to other industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our Motion to Transfer Venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k)
plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleged that these acts constitute prohibited transactions under ERISA. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On August
27, 2008, the Plaintiff's Motion for Class Certification was denied. The Plaintiff filed a petition seeking permission to appeal that ruling. The petition was denied on October 28, 2008. On May 11, 2009, Plaintiff filed a new Motion for Class Certification. We are aggressively defending the lawsuit.

On August 28, 2007, two plaintiffs, Walsh and Young, filed a putative class action lawsuit in the United States District
Court for the Southern District of Iowa against us and Princor Financial Services Corporation (the “Principal Defendants”). The
lawsuit alleges that the Principal Defendants breached alleged fiduciary duties to participants in employer-sponsored 401(k)
plans who were retiring or leaving their respective plans, including providing misleading information and failing to act solely in the interests of the participants, resulting in alleged violations of ERISA. The Principal Defendants are aggressively defending the lawsuit.

On July 15, 2009, Integrative Chiropractic Center, P.C. filed a putative class action lawsuit in the United States
District Court of New Jersey against us and PFG ( the "Principal Defendants"). The complaint alleged the Principal
Defendants systematically underpaid out of network health claims through use of a national database used to calculate the usual and customary rate. The plaintiff was also suing on behalf of a subset of purported class members who submitted claims under a group health plan subject to ERISA that was insured or administered by us, and were paid less than the amount submitted on the claim. The complaint alleged violations of ERISA, the Racketeer Influenced and Corrupt
Organizations Act and the Sherman Act. On January 7, 2010, the Plaintiff’s Motion to Dismiss Without Prejudice was
granted by the court.
On October 28, 2009, Judith Curran filed a derivative action lawsuit on behalf of the Principal Funds, Inc. and
Strategic Asset Management (SAM) Portfolio in the United States District Court for the Southern District of Iowa against
Principal Management Corporation, Principal Global Investors, LLC, and Principal Funds Distributor, Inc. (the "Principal
Defendants"). The lawsuit alleges the Principal Defendants breached their fiduciary duty under Section 36(b) of the
Investment Company Act by charging advisory fees and distribution fees that were excessive. The Principal Defendants are aggressively defending the lawsuit.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Contingencies, Guarantees and Indemnifications — (continued)

On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney respectively, filed putative class action lawsuits in the United States District Court for the Southern District of New York against us, PFG, Principal Global
Investors, LLC, and Principal Real Estate Investors, LLC (the "Principal Defendants"). The lawsuits alleged the Principal
Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a withdrawal freeze on September 26, 2008, and instituted a withdrawal queue to honor withdrawal requests as sufficient liquidity became available. Plaintiffs allege these actions constitute a breach of fiduciary duties under
ERISA. Plaintiffs seek to certify a class including all qualified ERISA plans and the participants of those plans that invested in PUSPSA between September 26, 2008 and the present that have suffered losses caused by the queue. The two lawsuits were consolidated and are now known as In re Principal U.S. Property Account Litigation. In addition, on December 11,
2009, the complaint in Jover v. Principal Global Investors, et. al was filed with the U.S. District Court for the Southern
District of New York. Jover asserts similar allegations to Cruise and Mullaney. We anticipate that the Jover complaint will be consolidated with In re Principal U.S. Property Account Litigation cases as the Order of Consolidation in that matter applies to Jover. The Principal Defendants are aggressively defending the lawsuits.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted with any degree of certainty, based upon information currently known and our historical experience in litigating or resolving claims, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position. The outcome of such matters is inherently difficult to predict, given the large and indeterminate amounts sought in some proceedings, and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular reporting period.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2009, was approximately $245.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2009 and 2008, the liability balance for guaranty fund assessments, which is not discounted, was $15.1 million and $16.2 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2009 and 2008, $7.4 million and $8.1 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Contingencies, Guarantees and Indemnifications — (continued)

Operating Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2009, 2008 and 2007, respectively, was $50.5 million,
$49.3 million and $50.7 million.

The following represents payments due by period for operating lease obligations as of December 31, 2009 (in millions):

Year ending December 31:
2010	$ 45.7
2011	39.6
2012	29.6
2013	21.0
2014	15.3
2015 and thereafter	62.5
213.7
Less: Future sublease rental income on noncancelable leases	4.0
Total future minimum lease payments	$ 209.7

Capital Leases

We lease hardware storage equipment under capital leases. As of December 31, 2009 and 2008, these leases had a gross asset balance of $16.1 million and $21.0 million and accumulation depreciation of $9.2 million and $10.5 million, respectively. Depreciation expense for the years ended December 31, 2009, 2008 and 2007 was $5.2 million, $6.2 million and $5.0 million, respectively.

As of December 31, 2007, we leased an aircraft and the depreciation expense for the year ended December 31, 2007 was $0.6 million. This lease expired in early 2008.

The following represents future minimum lease payments due by period for capital lease obligations as of December
31, 2009 (in millions).

Year ending December 31:
2010	$ 4.2
2011	2.5
2012	0.8
2013	0.1
Total	7.6
Less: Amounts representing interest	0.5
Net present value of minimum lease payments	$ 7.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Stockholder’s Equity
Accumulated Other Comprehensive Income (Loss)
Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by stockholders and distributions to stockholders.
The components of accumulated other comprehensive income (loss) were as follows:

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income
	(in millions)
Balances at January 1, 2007	$ 579.0	$ 24.6	$ (5.5)	$ 14.5	$ 612.6
Net change in unrealized gains on fixed
maturities, available-for-sale	(983.5)	—	—	—	(983.5)
Net change in unrealized gains on equity
securities, available-for-sale	(12.1)	—	—	—	(12.1)
Net change in unrealized gains on equity
method subsidiaries and minority
interest adjustments	22.0	—	—	—	22.0
Adjustments for assumed changes in
amortization pattern	130.3	—	—	—	130.3
Net change in unrealized gains on
derivative instruments	—	(7.6)	—	—	(7.6)
Change in net foreign currency
translation adjustment	—	—	1.7	—	1.7
Change in unrecognized postretirement
benefit obligations	—	—	—	81.1	81.1
Net change in provision for deferred
income tax benefit (expense)	295.5	4.6	1.3	(28.4)	273.0
Balances at December 31, 2007	31.2	21.6	(2.5)	67.2	117.5
Net change in unrealized gains on fixed
maturities, available-for-sale	(7,782.1)	—	—	—	(7,782.1)
Net change in unrealized gains on equity
securities, available-for-sale	(61.1)	—	—	—	(61.1)
Net change in unrealized gains on equity
method subsidiaries and minority
interest adjustments	76.2	—	—	—	76.2
Adjustments for assumed changes in
amortization pattern	1,173.0	—	—	—	1,173.0
Net change in unrealized gains on
derivative instruments	—	124.5	—	—	124.5
Change in net foreign currency
translation adjustment	—	—	(23.8)	—	(23.8)
Effects of changing postretirement
benefit plan measurement date	—	—	—	(3.1)	(3.1)
Change in unrecognized postretirement
benefit obligations	—	—	—	(973.1)	(973.1)
Net change in provision for deferred
income tax benefit (expense)	2,307.9	(43.5)	8.3	341.7	2,614.4
Balances at December 31, 2008	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Stockholder’s Equity — (continued)
	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	losses on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	loss
	(in millions)
Balances at January 1, 2009	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)
Net change in unrealized losses on fixed
maturities, available-for-sale	6,548.5	—	—	—	6,548.5
Net change in noncredit component of
impairment losses on fixed maturities,
available-for-sale	(260.9)	—	—	—	(260.9)
Net change in unrealized losses on equity
securities, available-for-sale	47.8	—	—	—	47.8
Net change in unrealized losses on equity
method subsidiaries and noncontrolling
interest adjustments	29.6	—	—	—	29.6
Adjustments for assumed changes in
amortization pattern	(963.3)	—	—	—	(963.3)
Net change in unrealized gains on
derivative instruments	—	(66.4)	—	—	(66.4)
Change in net foreign currency
translation adjustment	—	—	33.2	—	33.2
Change in unrecognized postretirement
benefit obligations	—	—	—	263.3	263.3
Cumulative effect of reclassifying
noncredit component of previously
recognized impairment losses on fixed
maturities, available-for-sale, net	(9.9)	—	—	—	(9.9)
Net change in provision for deferred
income tax benefit (expense)	(1,890.6)	23.3	(11.6)	(92.2)	(1,971.1)
Balances at December 31, 2009	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Stockholder’s Equity — (continued)

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Unrealized gains (losses) on available-for-sale securities and derivative
instruments arising during the year	$ 2,992.7	$ (4,190.0)	$ (631.7)
Adjustment for realized gains (losses) on available-for-sale securities and
derivative instruments included in net income	465.4	(15.1)	80.9
Unrealized gains (losses) on available-for-sale securities and derivative
instruments, as reported	$ 3,458.1	$ (4,205.1)	$ (550.8)

The above table includes unrealized gains (losses) on available-for-sale securities and derivatives in cash flow hedge relationships net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes.

Dividend Limitations

Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2009 statutory results, we could pay approximately $608.7 million in stockholder dividends in 2010 without exceeding the statutory limitation.

16. Fair Value of Financial Instruments

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.

Determination of fair value

The following discussion describes the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2009.

Fixed Maturities and Equity Securities

In determining fair value for fixed maturities, our first priority is to obtain prices from third party pricing vendors.
We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm that they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to corporate bonds, as described below, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available. As of December 31, 2009, less than 1% of our fixed maturity securities, which were classified as Level 3 assets, were valued using internal pricing models.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)

For corporate bonds where quoted market prices are not available, a matrix pricing valuation approach is used. In this approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.

Fair values of equity securities are determined using public quotations, when available. When public quotations are not available, we may utilize internal valuation methodologies appropriate for the specific asset. Fair values might also be determined using broker quotes or through the use of internal models or analysis.

Mortgage Loans

Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral, which is estimated using appraised values.

Policy Loans

Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S.
Treasury curve.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices. The fair values of over-
the-counter derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our over-the-counter derivatives are valued with models that use market observable inputs.
Significant inputs include interest rates, currency exchange rates, credit spread curves, equity prices, and volatility. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain over-the-counter derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions.

Our derivative contracts are generally documented under International Swaps and Derivatives Association, Inc. Master
Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties.
Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread adjustment. This credit spread reflects an appropriate adjustment to our valuations for nonperformance risk based on the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate.

Other Investments

Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The carrying amounts of other assets classified as other investments in the accompanying consolidated statements of financial position approximate their fair values.

Cash and Cash Equivalents

Because of the nature of these assets, carrying amounts approximate fair values. Fair values of cash equivalents may be determined using public quotations, when available.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)
Separate Account Assets

Separate account assets include public equity, public and private debt securities and derivative instruments, for which fair values are determined as previously described. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser.

Cash Collateral and Cash Collateral Payable

The carrying amounts of cash collateral received and posted under derivative credit support annex (collateral)
agreements and the carrying amount of the payable associated with our obligation to return the cash collateral received approximate their fair value.

Investment-Type Insurance Contracts

The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.

Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility, correlations, among other things) and policyholder behavior assumptions (such as lapse, mortality, utilization, withdrawal patterns, among other things). They are valued using a combination of historical data and actuarial judgment. Stochastic models are used to value the embedded derivatives that incorporate a spread reflecting our own creditworthiness and risk margins.

The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.

Short-Term Debt

The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity.

Long-Term Debt

Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Separate Account Liabilities

Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)
Bank Deposits

The fair value of deposits of our Principal Bank subsidiary with no stated maturity, such as demand deposits, savings, and interest-bearing demand accounts, is equal to the amount payable on demand (i.e., their carrying amounts). The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities. The fair value estimates do not include the benefit that results from the low-cost funding provided by the deposit liabilities compared to the cost of borrowing funds in the market.

Other Liabilities

Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities utilizing the yield, credit quality and average maturity of each security.

Carrying value and estimated fair value of financial instruments
	December 31,
	2009		2008
	Carrying amount	Fair value	Carrying amount	Fair value
	(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$ 43,518.4	$43,518.4	$38,064.0	$38,064.0
Fixed maturities, trading	484.8	484.8	752.1	752.1
Equity securities, available-for-sale	211.7	211.7	234.2	234.2
Equity securities, trading	177.2	177.2	125.7	125.7
Mortgage loans	11,250.5	10,808.7	12,633.8	12,001.6
Policy loans	881.3	1,001.4	881.4	1,119.4
Other investments	154.8	154.8	146.7	146.7
Cash and cash equivalents	2,044.5	2,044.5	2,536.7	2,536.7
Derivative assets	1,212.6	1,212.6	1,873.2	1,873.2
Separate account assets	57,380.8	57,380.8	51,069.2	51,069.2
Collateral received	374.3	374.3	277.6	277.6
Investment-type insurance contracts	(35,670.2)	(34,178.4)	(39,274.1)	(36,043.3)
Short-term debt	(312.1)	(312.1)	(291.1)	(291.1)
Long-term debt	(120.8)	(104.7)	(121.2)	(109.4)
Separate account liabilities	(51,559.8)	(50,709.1)	(46,549.6)	(45,609.3)
Derivative liabilities	(1,048.1)	(1,048.1)	(2,034.5)	(2,034.5)
Bank deposits	(2,185.8)	(2,188.5)	(2,142.6)	(2,167.0)
Collateral posted	(355.6)	(355.6)	(277.6)	(277.6)
Other liabilities	(99.2)	(99.2)	(109.3)	(109.3)

Valuation hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

• Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level
1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.
• Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturity securities
(including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.
• Level 3 – Fair values are based on significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain fixed maturity securities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, complex derivatives and embedded derivatives that must be priced using broker quotes or other valuation methods that utilize at least one significant unobservable input.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)
Assets and liabilities measured at fair value on a recurring basis
Assets and liabilities measured at fair value on a recurring basis are summarized below.

		As of December 31, 2009
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale
U.S. government and agencies	$ 538.6	$ 11.2	$ 527.4	$ —
Non-U.S. governments	462.4	—	462.4	—
States and political subdivisions	2,048.6	—	2,037.1	11.5
Corporate	30,767.0	95.2	30,008.1	663.7
Residential mortgage-backed securities	3,101.3	—	3,101.3	—
Commercial mortgage-backed securities	3,599.7	—	3,565.4	34.3
Collateralized debt obligations	369.6	—	72.8	296.8
Other debt obligations	2,631.2	—	2,554.6	76.6
Total fixed maturities, available-for-sale	43,518.4	106.4	42,329.1	1,082.9
Fixed maturities, trading	484.8	—	421.3	63.5
Equity securities, available-for-sale	211.7	140.0	—	71.7
Equity securities, trading	177.2	91.2	86.0	—
Derivative assets (1)	1,212.6	—	1,158.2	54.4
Other investments (2)	63.1	4.1	59.0	—
Cash equivalents (3)	1,156.2	614.7	541.5	—
Sub-total excluding separate account assets	46,824.0	956.4	44,595.1	1,272.5

Separate account assets	57,380.8	39,511.7	13,872.1	3,997.0
Total assets	$ 104,204.8	$ 40,468.1	$ 58,467.2	$ 5,269.5

Liabilities
Investment-type insurance contracts (4)	$ (17.1)	$ —	$ —	$ (17.1)
Derivative liabilities (1)	(1,048.1)	—	(954.4)	(93.7)
Other liabilities (4)	(99.2)	—	(10.1)	(89.1)
Total liabilities	$ (1,164.4)	$ —	$ (964.5)	$ (199.9)

Net assets (liabilities)	$ 103,040.4	$ 40,468.1	$ 57,502.7	$ 5,069.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)

		As of December 31, 2008
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale	$ 38,064.0	$ 96.8	$ 36,831.2	$ 1,136.0
Fixed maturities, trading	752.1	—	691.4	60.7
Equity securities, available-for-sale	234.2	169.8	8.2	56.2
Equity securities, trading	125.7	31.1	94.6	—
Derivative assets (1)	1,873.2	—	1,772.5	100.7
Other investments (2)	66.0	3.3	62.7	—
Cash equivalents (3)	1,601.1	649.4	951.7	—
Sub-total excluding separate account assets	42,716.3	950.4	40,412.3	1,353.6

Separate account assets	51,069.2	30,609.3	14,567.3	5,892.6
Total assets	$ 93,785.5	$ 31,559.7	$ 54,979.6	$ 7,246.2

Liabilities
Investment-type insurance contracts (4)	$ (39.9)	$ —	$ —	$ (39.9)
Derivative liabilities (1)	(2,034.5)	—	(1,767.6)	(266.9)
Other liabilities (4)	(109.3)	—	(5.5)	(103.8)
Total liabilities	$ (2,183.7)	$ —	$ (1,773.1)	$ (410.6)

Net assets (liabilities)	$ 91,601.8	$ 31,559.7	$ 53,206.5	$ 6,835.6

(1)	Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities.
(2)	Primarily includes seed money investments reported at fair value.
(3)	Includes short-term investments with a maturity date of three months or less when purchased.
(4)	Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

16. Fair Value of Financial Instruments — (continued)
Changes in Level 3 fair value measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

		For the year ended December 31, 2009					Changes in
	Beginning	Total realized/unrealized gains				Ending	unrealized
	asset /	(losses)				asset /	gains (losses)
	(liability)			Purchases,		(liability)	included in
	balance as		Included in	sales,	Transfers	balance	net income
	of	Included in	other	issuances	in (out) of	as of	relating to
	December	net income	comprehensive	and	Level 3	December	positions still
	31, 2008	(1)	income	settlements	(3)	31, 2009	held (1)
		(in millions)
Assets
Fixed maturities, available-for-sale
Non-U.S. governments	$ 33.6	$ (10.2)	$ 2.6	$ (26.0)	$ —	$ —	$ —
State and political subdivisions	—	—	1.3	—	10.2	11.5	—
Corporate	725.5	(25.9)	159.4	(382.9)	187.6	663.7	(31.5)
Commercial mortgage-backed
securities	58.0	(0.3)	9.8	(12.1)	(21.1)	34.3	—
Collateralized debt obligations	236.8	(63.9)	150.4	(10.6)	(15.9)	296.8	(63.5)
Other debt obligations	82.1	(2.1)	17.4	25.9	(46.7)	76.6	—
Total fixed maturities, available-
for-sale	1,136.0	(102.4)	340.9	(405.7)	114.1	1,082.9	(95.0)
Fixed maturities, trading	60.7	13.0	—	—	(10.2)	63.5	13.1
Equity securities, available-for-sale	56.2	(0.2)	30.3	(43.7)	29.1	71.7	(2.0)
Derivative assets	100.7	(43.6)	(0.2)	(2.5)	—	54.4	(30.5)
Separate account assets	5,892.6	(1,577.4)	—	(290.2)	(28.0)	3,997.0	(1,464.2)

Liabilities
Investment-type insurance
contracts	(39.9)	(3.0)	—	25.8	—	(17.1)	(3.0)
Derivative liabilities	(266.9)	141.4	7.2	24.6	—	(93.7)	88.8
Other liabilities (2)	(103.8)	—	33.2	(18.5)	—	(89.1)	—

	For the year ended December 31, 2008						Changes in
		Total realized/unrealized gains				Ending	unrealized
	Beginning	(losses)				asset /	gains (losses)
	asset /			Purchases,		(liability)	included in
	(liability)		Included in	sales,	Transfers	balance	net income
	balance as	Included in	other	issuances	in (out) of	as of	relating to
	of January	net income	comprehensive	and	Level 3	December	positions still
	1, 2008	(1)	income	settlements	(3)	31, 2008	held (1)
		(in millions)
Assets
Fixed maturities, available-for-sale	$ 2,153.6	$ (148.5)	$ (508.7)	$ (567.8)	$ 207.4	$ 1,136.0	$ (116.7)
Fixed maturities, trading	92.3	(19.1)	—	(11.4)	(1.1)	60.7	(19.1)
Equity securities, available-for-sale	51.1	(41.5)	(12.1)	20.7	38.0	56.2	(35.3)
Derivative assets	54.3	74.7	(15.8)	(12.5)	—	100.7	62.4
Separate account assets	7,122.2	(958.4)	—	(166.9)	(104.3)	5,892.6	(944.1)

Liabilities
Investment-type insurance
contracts	(49.3)	(38.2)	—	47.6	—	(39.9)	(50.3)
Derivative liabilities	(62.3)	(200.0)	(8.1)	3.5	—	(266.9)	(192.9)
Other liabilities (2)	(155.6)	—	70.0	(18.2)	—	(103.8)	—

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)

(1) Both realized gains (losses) and mark-to-market unrealized gains (losses) for the year ended December 31, 2009, are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Realized and unrealized gains (losses) on certain fixed maturities, trading are reported in net investment income within the consolidated statements of operations. Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

(2) Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in accumulated other comprehensive income.

(3) Assets transferred into and out of Level 3 during 2009 were $518.6 million and $413.6 million, respectively, and during
2008 were $1,405.6 million and $1,265.6 million, respectively. Assets transferred into Level 3 include assets added to our “watch list” that were previously priced using a spread pricing matrix that is no longer relevant when applied to asset-specific situations. The majority of assets that transferred out of Level 3 include those for which we are now able to obtain pricing from a recognized third party pricing vendor.

Assets and liabilities measured at fair value on a nonrecurring basis

Certain assets are measured at fair value on a nonrecurring basis. During 2009, mortgage loans with an aggregate cost of $11.9 million had been written down to fair value of $3.9 million. This write down resulted in a loss of $8.0 million that was recorded in net realized capital gains (losses). These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values.

During 2009, real estate with an aggregate cost of $1.7 million had been written down to fair value of $0.9 million.
This write down resulted in a loss of $0.8 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of the real estate is estimated using appraised values that involve significant unobservable inputs.

During 2008, mortgage servicing rights with an aggregate cost of $13.8 million had been written down to fair value of $12.3 million, resulting in a charge of $1.5 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Transition

In connection with our adoption of fair value measurement accounting on January 1, 2008, we recorded a $13.0 million pre-tax gain in net realized capital gains (losses) resulting from the incorporation of our own creditworthiness and additional risk margins in the valuation of certain embedded derivatives recorded at fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Statutory Insurance Financial Information

We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the
Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The
National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Our use of prescribed and permitted statutory accounting practices has resulted in higher statutory surplus of $246.1 million relative to the accounting practices and procedures of the NAIC primarily due to a state prescribed practice associated with reinsurance of our term life products and “secondary” or “no lapse” guarantee provisions on our universal life products. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the
NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2009, we meet the minimum RBC requirements.

Statutory net income and statutory surplus were as follows:

	As of or for the year ended December 31,
	2009	2008	2007
	(in millions)
Statutory net income	$ 42.1	$ 83.3	$ 540.2
Statutory surplus	4,586.2	4,807.7	3,695.0

18. Segment Information

We provide financial products and services through the following segments: U.S. Asset Accumulation, Global Asset
Management and Life and Health Insurance. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The U.S. Asset Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The Global Asset Management segment provides asset management services to our asset accumulation business, our life and health insurance operations, the Corporate segment and third-party clients.

The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.

The Corporate segment manages the assets representing capital that has not been allocated to any other segment.
Financial results of the Corporate segment primarily reflect our financing activities (including interest expense and preferred stock dividends), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)

Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of deferred front-end fee revenues for sales charges on retirement products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on non-hedge derivative instruments and exclude certain market value adjustments of embedded derivatives. Segment operating revenues exclude net realized capital gains
(losses) (except periodic settlements and accruals on non-hedge derivatives), including their impact on recognition of front-
end fee revenues and certain market value adjustments to fee revenues and revenue from our terminated commercial mortgage securities issuance operation. Segment operating revenues include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2009	2008
	(in millions)
Assets:
U.S. Asset Accumulation	$ 106,179.2	$ 99,774.7
Global Asset Management	1,069.0	1,123.3
Life and Health Insurance	15,606.4	14,497.9
Corporate	2,844.2	3,727.7
Total consolidated assets	$ 125,698.8	$ 119,123.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Operating revenues by segment:
U.S. Asset Accumulation	$ 3,673.7	$ 4,331.3	$ 4,617.1
Global Asset Management	392.8	545.8	529.0
Life and Health Insurance	4,426.8	4,660.0	4,840.4
Corporate	(97.3)	(115.5)	(65.1)
Total segment operating revenues	8,396.0	9,421.6	9,921.4
Net realized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee
revenues	(522.1)	(685.5)	(362.5)
Terminated commercial mortgage securities issuance operation	(0.5)	(32.1)	30.1
Operating revenues from discontinued real estate investments	—	—	(0.4)
Total revenues per consolidated statements of operations	$ 7,873.4	$ 8,704.0	$ 9,588.6
Operating earnings (loss) by segment, net of related income taxes:
U.S. Asset Accumulation	$ 485.5	$ 499.6	$ 605.5
Global Asset Management	33.8	86.6	98.0
Life and Health Insurance	245.7	272.2	223.3
Corporate	(7.2)	18.5	45.1
Total segment operating earnings, net of related income taxes	757.8	876.9	971.9
Net realized capital losses, as adjusted (1)	(254.7)	(453.4)	(245.4)
Other after-tax adjustments (2)	(0.7)	(20.4)	14.6
Net income attributable to Principal Life Insurance Company per
consolidated statements of operations	$ 502.4	$ 403.1	$ 741.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)
(1)	Net realized capital losses, as adjusted, is derived as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Net realized capital losses:
Net realized capital gains losses	$ (445.3)	$ (622.6)	$ (348.4)
Periodic settlements and accruals on non-hedge derivatives	(70.9)	(59.0)	(18.8)
Certain market value adjustments to fee revenues	(1.5)	(3.9)	(4.0)
Recognition of front-end fee revenues	(4.4)	—	8.7
Net realized capital losses, net of related revenue adjustments	(522.1)	(685.5)	(362.5)
Amortization of deferred policy acquisition and sales inducement costs related to net
realized capital gains (losses)	155.2	(47.2)	10.4
Capital (gains) losses distributed	(18.8)	49.6	(10.9)
Certain market value adjustments of embedded derivatives	11.8	(9.5)	—
Noncontrolling interest capital (gains) losses	(18.5)	0.9	(11.4)
Income tax effect	137.7	238.3	129.0
Net realized capital losses, as adjusted	$ (254.7)	$ (453.4)	$ (245.4)

(2)	In 2009, other after-tax adjustments included the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP.

In 2008, other after-tax adjustments included (1) the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued
operations accounting treatment under U.S. GAAP ($28.0 million) and (2) the positive effect of a change in an estimated loss related to a prior year legal contingency ($7.6 million).

In 2007, other after-tax adjustments included (1) the positive effect of: (a) a gain on sale of a real estate property that qualifies for discontinued operations treatment ($20.0 million) and (b) gains associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operation accounting treatment under U.S. GAAP ($5.7 million) and (2) the negative effect of tax refinements related to prior years
($11.1 million).

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Income tax expense (benefit) by segment:
U.S. Asset Accumulation	$ 127.2	$ 116.3	$ 137.7
Global Asset Management	18.6	46.4	52.9
Life and Health Insurance	120.1	133.8	107.6
Corporate	(3.1)	(2.7)	20.3
Total segment income taxes from operating earnings	262.8	293.8	318.5
Tax benefit related to net realized capital losses, as adjusted	(137.7)	(238.3)	(129.0)
Tax expense (benefit) related to other after-tax adjustments	(0.3)	(11.2)	11.8
Income tax benefit from discontinued real estate	—	—	(0.1)
Total income tax expense per consolidated statements of operations	$ 124.8	$ 44.3	$ 201.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)

The following table summarizes operating revenues for our products and services:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
U.S. Asset Accumulation:
Full-service accumulation	$ 1,280.7	$ 1,397.3	$ 1,591.4
Individual annuities	945.6	1,017.1	799.8
Bank and trust services	83.9	74.4	66.8
Eliminations	(8.4)	(7.4)	(6.6)
Total Accumulation	2,301.8	2,481.4	2,451.4
Investment only	796.0	1,138.0	1,179.2
Full-service payout	575.9	711.9	986.5
Total Guaranteed	1,371.9	1,849.9	2,165.7
Total U.S. Asset Accumulation	3,673.7	4,331.3	4,617.1
Global Asset Management (1)	392.8	545.8	529.0
Life and Health Insurance:
Individual life insurance	1,357.7	1,393.4	1,370.1
Health insurance	1,618.0	1,770.2	2,001.7
Specialty benefits insurance	1,452.7	1,498.2	1,470.7
Eliminations	(1.6)	(1.8)	(2.1)
Total Life and Health Insurance	4,426.8	4,660.0	4,840.4
Corporate	(97.3)	(115.5)	(65.1)
Total operating revenues	$ 8,396.0	$ 9,421.6	$ 9,921.4
Total operating revenues	$ 8,396.0	$ 9,421.6	$ 9,921.4
Net realized capital losses (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues
and certain market value adjustments to fee revenues	(522.1)	(685.5)	(362.5)
Terminated commercial mortgage securities issuance operation	(0.5)	(32.1)	30.1
Operating revenues from discontinued real estate investments	—	—	(0.4)
Total revenues per consolidated statements of operations	$ 7,873.4	$ 8,704.0	$ 9,588.6

(1)	Reflects inter-segment revenues of $183.8 million, $230.0 million and $246.8 million in 2009, 2008 and 2007, respectively. These revenues are eliminated within the Corporate segment.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Stock-Based Compensation Plans

As of December 31, 2009, our ultimate parent, PFG, sponsors the 2005 Stock Incentive Plan, the Employee Stock
Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan (“Stock-Based Compensation Plans”). As of
May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock-Based Compensation Plans is as follows:

	For the year ended
	December 31,
	2009	2008	2007
	(in millions)
Compensation cost	$ 39.5	$ 26.1	$ 53.0
Related income tax benefit	12.4	8.3	17.6
Capitalized as part of an asset	3.7	4.7	4.0

Nonqualified Stock Options

Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock
Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG’s common stock on the date of grant, and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

The total intrinsic value of stock options exercised was zero, $3.4 million and $35.5 million during 2009, 2008 and
2007, respectively.

The weighted-average remaining contractual lives for stock options exercisable is approximately 5 years as of
December 31, 2009.

The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended
	December 31,
Options	2009	2008	2007
Expected volatility	55.0%	25.4%	23.6%
Expected term (in years)	6	6	6
Risk-free interest rate	2.1%	3.1%	4.6%
Dividend yield	4.07%	1.51%	1.28%
Weighted average estimated fair value	$ 4.07	$15.41	$17.98

We determine expected volatility based on, among other factors, historical volatility using daily price observations. The expected term represents the period of time that options granted are expected to be outstanding. We previously determined expected term based on the simplified method as described by the SEC. Beginning with stock options granted in 2008, we determine expected term using historical exercise and employee termination data as we believe we now have sufficient data to provide a reasonable basis on which to estimate expected term. The risk-free rate for periods within the expected life of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

As of December 31, 2009, there was $4.7 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.5 years.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Stock-Based Compensation Plans — (continued)
Performance Share Awards

Performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. A return on equity objective and a PFG earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards.

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2009, 2008 and 2007 were $11.64, $56.92 and $62.73, respectively.

As of December 31, 2009, there was $1.8 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 2.0 years.

The intrinsic value for performance share awards vested or paid out during 2009 were $6.0 million. Because no performance share awards vested or were paid out during 2008 and 2007, the intrinsic value for performance share award payouts were $0.0 million in both 2008 and 2007.

Restricted Stock Units

Restricted stock units were granted under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. There is no maximum contractual term on these awards.

Restricted stock units were issued to certain employees and agents pursuant to the 2005 Stock Incentive Plan and Stock
Incentive Plan. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.

The fair value of restricted stock units is determined based on the closing stock price of our common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2009, 2008 and 2007 was $11.70,
$57.96 and $61.28, respectively.

As of December 31, 2009, there was $18.3 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.6 years.

The total intrinsic value of restricted stock units vested was $3.2 million, $23.8 million and $21.7 million during 2009,
2008 and 2007, respectively.

Employee Stock Purchase Plan

Under our Employee Stock Purchase Plan, participating employees had the opportunity to purchase shares of PFG common stock on a quarterly basis through 2008. Beginning in 2009, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG’s common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award.
The weighted-average fair value of the discount on the stock purchased was $4.98, $6.54 and $10.47 during 2009, 2008 and
2007, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $5.2 million, $4.8 million and $5.9 million during 2009, 2008 and 2007, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Stock-Based Compensation Plans — (continued)
Long-Term Performance Plan

PFG also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with PFG stockholder approval of the 2005 Stock
Incentive Plan, no further grants will be made under the Long-Term Performance Plan, and any future stock awards paid under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2009, 2008 and 2007. There is no maximum contractual term on these awards.

The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the
Black-Scholes option pricing model that uses the assumptions noted in the following table:

Long-Term Performance Plan	For the year ended December 31,
	2009	2008	2007
Expected volatility	116.0%	104.1%	25.0%
Expected term (in years)	1	1	2
Risk-free interest rate	0.6%	0.5%	3.2%
Dividend yield	—%	—%	—%

The amount of cash used to settle Long-Term Performance Plan units granted was $2.1 million, $2.6 million and $2.9 million for 2009, 2008 and 2007, respectively. The total intrinsic value of Long-Term Performance Plan units settled was
$2.4 million, $4.2 million and $3.0 million during 2009, 2008 and 2007, respectively.

20. Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations for 2009 and 2008:

	For the three months ended
	December 31	September 30 (1)	June 30	March 31
	(in millions)
2009
Total revenues	$ 1,949.8	$ 2,009.0	$ 1,881.5	$ 2,033.1
Total expenses	1,808.1	1,782.9	1,721.0	1,911.2
Income from continuing operations, net of related income taxes	119.5	174.5	122.4	109.0
Net income attributable to Principal Life Insurance Company	114.8	163.2	117.0	107.4
2008
Total revenues	$ 2,072.7	$ 2,139.4	$ 2,313.3	$ 2,178.6
Total expenses	2,106.1	2,046.1	2,082.3	2,012.5
Income from continuing operations, net of related income taxes	9.9	84.2	181.4	137.2
Net income attributable to Principal Life Insurance Company	13.3	72.9	175.2	141.7

(1) During the third quarter of 2009, we discovered a prior period error related to DPAC amortization of certain contracts in our full service accumulation business. We evaluated the materiality of the error from qualitative and quantitative perspectives and concluded it was not material to any prior periods. The correction of the error in the third quarter of 2009 could be considered material to the results of operations for the three months ended September 30, 2009, but is not material to the results of operations for the nine months ended September 30, 2009. Accordingly, we made an adjustment in the third quarter of 2009 that resulted in a decrease in DPAC amortization expense. On an after-tax basis, the adjustment for prior periods resulted in an $18.9 million increase in net income for the three months ended September 30, 2009.